Filed on April 19, 2023
485BPOS	File Nos. 333-215105
Allianz Index Advantage NF®	811-05618
Class ID: C000178978

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4 REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 589	☒
(Check appropriate box or boxes.)

ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-7453
(Depositor's Telephone Number, including Area Code)

Erik T. Nelson, Associate General Counsel, Senior Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2023 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: May 1, 2023
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable and Index-linked Deferred Annuity Contract

ALLIANZ Index Advantage NF® VARIABLE ANNUITY CONTRACT
Issued by Allianz Life Variable Account B and Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
The information in this prospectus is not complete and may be changed. We cannot sell Allianz Index Advantage NF®
Variable Annuity pursuant to this prospectus until the Registration Statement containing this prospectus filed with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell the Contract and is not soliciting an offer to buy the Contract in any state where the offer or sale is not permitted.

The variable annuity described in this prospectus is an individual flexible purchase payment index-linked variable deferred annuity contract (Contract). This prospectus describes the Contract between you, the Owner, and Allianz Life. Allianz Life Financial Services, LLC distributes the Contracts.
The Contract allows you to allocate your money (Purchase Payments) and any earnings among the Contract’s investment options (Allocation Options), which currently include index-linked investment options (Index Options) and variable investment options (Variable Options).
•
Index Options. Each Index Option is tied (or linked) to the performance of a specific market Index for a defined time period (Term). Each Index Option has a downside feature that provides limited protection against any negative Index rate of return (Index Return) that may be credited to your investment for a Term. Limited protection from negative Index Returns is provided by the Buffer for Index Precision Strategy and Index Performance Strategy, and by the Floor for the Index Guard Strategy. The maximum potential loss from negative Index Returns is: -90% with a 10% Buffer, and -10% with the Floor. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, or is a deduction of Contract fees and expenses. The Index Protection Strategy provides 100% protection against negative Index Returns. Each Index Option also has an upside feature that puts an upper limit on positive Index Return that may be credited for a Term. The upper limit on positive Index Return is provided by the Cap for Index Performance Strategy and Index Guard Strategy; the Precision Rate for Index Precision Strategy; and the Declared Protection Strategy Credit (DPSC) for Index Protection Strategy.
•
Variable Options. The Variable Options performance is based on the securities in which they invest.
We expect to add or remove Variable Options, and to add Index Options, from time to time. We currently offer the following Index Options:
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Index Protection Strategy 1-year Term with 0.10% minimum DPSC;
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Index Precision Strategy 1-year Term with 10% Buffer and 0.10% minimum Precision Rate;
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Index Guard Strategy 1-year Term with -10% Floor and 0.10% minimum Cap;
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Index Performance Strategy 1-year Term with 10% Buffer and 0.10% minimum Cap; and
•
Index Performance Strategy 3-year Term with 10% Buffer and 2% minimum Cap.
These Buffers, Floors, and minimum DPSCs, Precision Rates, and Caps for each Index Option, respectively, will not change for life of the Contract.
Index-linked and variable annuity contracts are complex insurance and investment vehicles. You may lose money, including your principal investment and previously credited earnings. Contract fees and expenses could cause your losses to be greater than the downside protection of the Index Options. Your losses may be significant. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will not be subject to withdrawal charges or Daily Adjustments. Before investing, be sure to ask your Financial Professional about the Contract’s features, benefits, risks, fees and expenses, whether the Contract is appropriate for you based upon your financial situation and objectives, and for a specific recommendation to purchase the Contract. The Contract’s risks are described in Risk Factors on page 20 of this prospectus.
Before the end of an Index Option’s Term, if you take any type of withdrawal, execute the Performance Lock feature, begin Annuity Payments, or if we pay a death benefit or deduct a fee or expense, we base the transaction on the interim value of your Index Option investment, which includes the Daily Adjustment if you select the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. The Daily Adjustment fluctuates daily, positively or negatively. In extreme circumstances the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Precision Strategy and Index Performance Strategy, and -35% for the Index Guard Strategy. The Daily

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Adjustment could reflect significantly less gain, or more loss than we would apply to an Index Option at the end of a Term. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, or is a deduction of Contract fees and expenses. If you have Index Options with different Term End Dates, there may be no time that any such transaction can be performed without the application of at least one Daily Adjustment. Although the Daily Adjustment does not apply to the Index Protection Strategy with DPSC, deductions of Contract fees and expenses could cause you to lose principal and previously credited earnings.
A withdrawal charge also applies if you take a withdrawal within six years of your last Purchase Payment.
The Contract may be available through third-party financial advisers who charge a financial adviser fee for their services. If you choose to pay financial adviser fees from this Contract, the deduction of this financial adviser fee is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, and, if withdrawn on a day other than a Term End Date, we apply the Daily Adjustment (which can be negative) to the Contract Value before deducting the withdrawal.
Withdrawals will reduce the Contract Value and Guaranteed Death Benefit Value (perhaps significantly and by more than the amount withdrawn), and are subject to federal and state income taxes (including a 10% additional federal tax). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
All obligations and guarantees under the Contract, including index-linked returns (Credits), are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
Please read this prospectus before investing and keep it for future reference. The prospectus describes all material rights and obligations of purchasers under the Contract. It contains important information about the Contract and Allianz Life that you ought to know before investing including material state variations. Availability of Index Options may vary by financial intermediary. You can obtain information on which Index Options are available to you by calling (800) 624-0197, or from your Financial Professional. This prospectus is not offered in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. If you have an Individual Retirement Annuity Contract, we refund the greater of Purchase Payments less withdrawals, or total Contract Value. You should review this prospectus, or consult with your Financial Professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
This prospectus is not intended to constitute a suitability recommendation or fiduciary advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities & Exchange Commission’s (SEC) staff and is available at investor.gov.
Dated: May 1, 2023

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Allianz Index Advantage NF® Variable Annuity Prospectus – May 1, 2023

Allianz Index Advantage NF® Variable Annuity Prospectus – May 1, 2023

TABLE OF CONTENTS
Appendix I – Selected Financial Data and Statutory Financial Statements	129
Management’s Discussion and Analysis of Financial Condition and Results of Operations (For the 12 month period ending December 31, 2022)	129
Statutory Financial Statements	129
For Service or More Information	Back Cover
Our Service Center	Back Cover

Allianz Index Advantage NF® Variable Annuity Prospectus – May 1, 2023

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulated Alternate Interest – the sum of alternate interest earned for the entire time you own your Contract. We use the Accumulated Alternate Interest to calculate the Alternate Minimum Value for certain Contracts as stated in Appendix F. The alternate interest for each Index Year is equal to either 70% or 87.5% of the Index Option Base multiplied by the alternate interest rate. The alternate interest rate is stated in your Contract and does not change for the entire time you own your Contract.
Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.
Allocation Options – the Variable Options and Index Options available to you under the Contract.
Alternate Minimum Value – for certain Contracts as stated in Appendix F, the guaranteed minimum Index Option Value we provide for each Crediting Method if you take a withdrawal, annuitize the Contract, transfer out of Index Options to the Variable Options, or if we pay a death benefit.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract. The earliest available Annuity Date is the second Contract Anniversary, and the latest possible Annuity Date is either age 90 or age 100 depending on the requirements of the Financial Professional you purchased your Contract through and your state of residence.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Beneficiary – the person(s) or entity the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.
Buffer – for each Index Option with the Index Precision Strategy and Index Performance Strategy, this is the negative Index Return that we absorb over the duration of a Term (which can be either one or three years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year Term Index Option. The Buffers are 10%. Buffers do not change.
Business Day – each day on which the New York Stock Exchange is open for trading. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Cap – for any Index Option with the Index Performance Strategy or Index Guard Strategy, this is the upper limit on positive Index performance over the duration of a Term (which can be either one, or three years) and the maximum potential Performance Credit for an Index Option. We do not apply the Cap annually on a 3-year Term Index Option. On each Term Start Date, we set a Cap for each Index Option with the Index Performance Strategy and Index Guard Strategy. The Caps applicable to your Contract are shown on the Index Options Statement.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take or financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge) and deductions we make for Contract fees and expenses. All withdrawals you take reduce the Charge Base, even Penalty-Free Withdrawals. We use the Charge Base to determine the next rider fee we deduct if you select the Maximum Anniversary Value Death Benefit.
Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity, or “RILA”.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is held in a Variable Option. Index Option Value is increased or decreased on each Term End Date to reflect Credits, which can be negative with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A negative Credit means that you can lose principal and previous earnings. The Index Option Values for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. All withdrawals you take reduce Contract Value dollar for dollar, even Penalty-Free Withdrawals, and financial adviser fees that you choose to have us pay from this Contract. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees and expenses. However, Contract Value does not reflect future fees and expenses we would apply on surrender. The cash surrender value reflects all Contract fees and expenses we would apply on surrender.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Credit – the return you receive on the Term End Date when you allocate Purchase Payments or transfer Contract Value to an Index Option. Credits may be positive, zero, or, in some instances, negative if you select the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. A negative Credit means that you can lose principal and previous earnings.
Crediting Method – a method we use to calculate Credits if you allocate Purchase Payments or transfer Contract Value to an Index Option.
Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy as discussed in section 4, Valuing Your Contract – Daily Adjustment for the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy; and Appendix B. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date.
Declared Protection Strategy Credit (DPSC) – the positive Credit you receive on a Term End Date for any Index Option with the Index Protection Strategy if Index performance is zero or positive. You receive a Credit equal to the DPSC on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. You will not receive a negative Credit if the Index Value decreases from the Term Start Date to the Term End Date. We set the DPSCs on each Term Start Date. The DPSCs provide predefined upside potential. The DPSCs applicable to your Contract are shown on the Index Options Statement. On our website and in other materials you may receive, “Trigger Rate” may be used to describe the DPSC that can change on each Term Start Date, and “Performance Credit” may be used to describe the DPSC you receive on a Term End Date.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Financial Professional – the person who advises you regarding the Contract.
Floor – for any Index Option with the Index Guard Strategy, this is the maximum amount of negative Index Return you absorb as a negative Performance Credit. The Floors are -10% and do not change.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(s) on the first death of any Determining Life during the Accumulation Phase. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. All withdrawals you take reduce the Guaranteed Death Benefit Value, even Penalty-Free Withdrawals, and any financial

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

adviser fees that you choose to have us pay from this Contract. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees and expenses. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes or exchange-traded fund available to you under your Contract as described in Appendix A.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary.
Index Effective Date – the first day we allocate assets to an Index Option. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Index Guard Strategy – one of the Crediting Methods described in section 4, Valuing Your Contract. The Index Guard Strategy calculates Performance Credits based on Index Returns subject to a Cap and -10% Floor. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Guard Strategy is more sensitive to smaller negative market movements that persist over time because the -10% Floor reduces the impact of large negative market movements. In an extended period of smaller negative market returns, the risk of loss is greater with the Index Guard Strategy than with the Index Performance Strategy and Index Precision Strategy.
Index Option – the index-linked investments available to you under the Contract. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and any applicable Buffer or Floor amount.
Index Option Base – an amount we use to calculate Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and deductions we make for Contract fees and expenses; we increase/decrease it by the dollar amount of additional Purchase Payments allocated to, transfers into or out of the Index Option, and any Credits.
Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Credits from previous Term End Dates and reflects proportional reductions for previous partial withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and previous deductions we made for Contract fees and expenses. On each Business Day, other than the Term Start Date or Term End Date, the Index Option Values for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy also include an increase/decrease from the Daily Adjustment.
Index Options Statement – the account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement shows the initial Index Values, DPSCs, Precision Rates, and Caps for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Credits received, and renewal DPSCs, Precision Rates, and Caps that are effective for the next Term for the Index Options you selected that have reached their Term End Date. The Index Options Statement also shows any applicable Buffer or Floor for your selected Index Option(s). For any Index Option you selected that has not reached its Term End Date the statement shows the current Index Anniversary’s Index Option Value, which includes the Daily Adjustment.
Index Performance Strategy – one of the Crediting Methods described in section 4, Valuing Your Contract. This Crediting Method offers 1-year and 3-year Terms. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to a Cap and a 10% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Performance Strategy is more sensitive to large negative market movements because small negative market movements are absorbed by the 10% Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.
Index Precision Strategy – one of the Crediting Methods described in section 4, Valuing Your Contract. The Index Precision Strategy calculates Performance Credits based on Index Values and Index Returns subject to the Precision Rate and 10% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Precision Strategy may perform best in periods of small positive market movements because the Precision Rates will generally be greater than the DPSCs, but less than the Index Performance Strategy Caps. The Index Precision Strategy is more sensitive to large negative market movements because small negative

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

market movements are absorbed by the 10% Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.
Index Protection Strategy – one of the Crediting Methods described in section 4, Valuing Your Contract. The Index Protection Strategy provides Credits equal to the DPSCs on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. The Index Protection Strategy provides the most protection because it does not allow negative Credits, and offers the least growth opportunity as DPSCs will generally be less than Precision Rates and Caps. On our website and in other materials you may receive, "Index Protection Strategy with Trigger" may be used to describe the Index Protection Strategy
Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Credits. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date.
Index Value – an Index’s closing market price at the end of the Business Day on the Term Start Date and Term End Date as provided by Bloomberg or another market source if Bloomberg is not available.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Issue Date – the date we issue the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – the two person(s) designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Lock Date – for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy this is the Business Day we execute a Performance Lock and capture an Index Option Value (which includes the Daily Adjustment) before the Term End Date.
Maximum Anniversary Value – the highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any withdrawal charge), used to determine the Maximum Anniversary Value Death Benefit as discussed in section 10. All withdrawals you take reduce your Maximum Anniversary Value, even Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. Deductions we make for Contract fees and expenses other than the withdrawal charge do not reduce the Maximum Anniversary Value. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Maximum Anniversary Value Death Benefit – an optional benefit described in section 10 that has an additional rider fee and is intended to potentially provide a death benefit greater than the Traditional Death Benefit. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue.
Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Penalty-Free Withdrawals – withdrawals you take that are not subject to a withdrawal charge. Penalty-Free Withdrawals include withdrawals you take under the free withdrawal privilege or waiver of withdrawal charge benefit, and RMD payments you take under our minimum distribution program.
Performance Credit – the Credit you receive on a Term End Date from the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy Index Options. We base Performance Credits on Index Values and Index Returns up to any Cap if returns are positive, or after application of any Precision Rate if returns are flat or positive, or after application of the Buffer or Floor if returns are negative. If Performance Credits are negative, you can lose principal and previous earnings.
Performance Lock – a feature that allows you to capture the current Index Option Value during the Term for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date.
Precision Rate – the positive Performance Credit you receive for any Index Option with the Index Precision Strategy if Index performance is zero or positive. You receive a Performance Credit equal to the Precision Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. We set a Precision Rate for each Index Precision Strategy Index Option on each Term Start Date. The Precision Rates applicable to your Contract are shown on the Index Options Statement. On our website and in other materials you may receive, "Trigger Rate" may be used to describe the Precision Rate.
Proxy Investment – provides a current estimate of what the Performance Credit will be on the Term End Date taking into account any applicable Buffer, Floor, Precision Rate, and/or Cap. We use the Proxy Investment to calculate the Daily Adjustment on Business Days other than the Term Start Date or Term End Date. For more information, see Appendix B.
Proxy Value – the hypothetical value of the Proxy Investment used to calculate the Daily Adjustment as discussed in Appendix B.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA/403(b) Contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, traditional IRAs and Simplified Employee Pension (SEP) IRAs. We may also issue an Inherited IRA and Inherited Roth IRA to make any required minimum distribution payments to a beneficiary of a previously held tax-qualified arrangement.
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Separate Account – Allianz Life Variable Account B is the Separate Account that issues the variable investment portion of your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the Variable Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Variable Option. The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.
Service Center – the area of our company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Term – The period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Credits.
Term End Date – The day on which a Term ends and we apply Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Term Start Date – The day on which a Term begins and we set the DPSCs, Precision Rates, and Caps for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 10.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Variable Account Value – on any Business Day it is equal to the portion of your Contract Value in your selected Variable Options. The Variable Account Value increases and decreases based on your selected Variable Options’ performance and reflects deduction of the Variable Option operating expenses, and previous deductions we made for Contract fees and expenses.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Variable Options – the variable investments available to you under the Contract. Variable Option performance is based on the securities in which they invest.
Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge as discussed in section 6, Expenses – Withdrawal Charge.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Important Information You Should Consider About the Contract
FEES AND EXPENSES	Prospectus Location
Charges for Early Withdrawals
If you withdraw money from the Contract within six years of your last Purchase Payment, you will be assessed a withdrawal charge of up to 8.5% of the Purchase Payment withdrawn, declining to 0% over that time period. For example, if you invest $100,000 in the
Contract and make an early withdrawal, you could pay a withdrawal charge of up to $8,500.

In addition, if you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract) from an Index Precision Strategy, Index Guard
Strategy, and Index Performance Strategy Index Option on a date other than the Term End
Date, a Daily Adjustment will apply to the Index Option Value available for withdrawal. The
Daily Adjustment also applies if before the Term End Date you execute a Performance
Lock, annuitize the Contract, we pay a death benefit, or we deduct Contract fees and expenses. The Daily Adjustment may be negative, and you will lose money if the Daily
Adjustment is negative.

•Index Precision Strategy, Index Guard Strategy, and Index Performance
Strategy. Daily Adjustments under these Crediting Methods may be positive, negative, or equal to zero. A negative Daily Adjustment will result in loss. In extreme circumstances, a negative Daily Adjustment could result in a loss beyond the protection of the 10% Buffer, or -10% Floor, as applicable. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Precision Strategy and Index
Performance Strategy, and -35% for the Index Guard Strategy.

•Index Protection Strategy. This Crediting Method is not subject to the Daily
Adjustment.
Fee Tables 4. Valuing Your Contract – Daily Adjustment 6. Expenses – Withdrawal Charge Appendix B – Daily Adjustment
Transaction Charges
In addition to withdrawal charges, and Daily Adjustments that may apply to withdrawals and other transactions from the Index Precision Strategy, Index Guard Strategy, and Index
Performance Strategy Index Options, we will also charge you a fee of $25 per transfer after you exceed 12 transfers between Variable Options in a Contract Year.
Fee Tables 6. Expenses – Transfer Fee
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
These ongoing fees and expenses do not reflect any financial adviser fees paid to a
Financial Professional from your Contract Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

				Fee Tables 6. Expenses Appendix H – Variable Options Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.26%	1.26%
	Investment Options(2) (Variable Option fees and expenses)	0.66%	0.88%
	Optional Benefits Available for an Additional Charge(3) (for a single optional benefit, if elected)	0.20%	0.20%
	(1) As a percentage of each Variable Option’s net asset value, plus an amount attributable to the contract maintenance charge.
	(2) As a percentage of the Variable Option’s average daily net assets.
	(3) As a percentage of the Charge Base. This is the current charge for the Maximum Anniversary Value Death Benefit.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

FEES AND EXPENSES	Prospectus Location

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which if taken from the
Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy
Index Options could result in substantial losses due to the application of negative
Daily Adjustments.

Lowest Annual Cost: $1,762	Highest Annual Cost: $2,128

Assumes:
•Investment of $100,000
•Least expensive Variable Option fees and
expenses
•5% annual appreciation
•Traditional Death Benefit
•No additional Purchase Payments,
transfers, or withdrawals
•No financial adviser fees

Assumes:
•Investment of $100,000
•Most expensive Variable Option fees and
expenses
•5% annual appreciation
•Maximum Anniversary Value Death
Benefit with a 0.20% rider fee
•No additional Purchase Payments,
transfers, or withdrawals
•No financial adviser fees

RISKS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal and previous earnings.	Risk Factors
Not a Short-Term Investment
• This Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral and long-term income, the Contract is generally more beneficial to investors with a long investment time horizon.
• If within six years after we receive a Purchase Payment you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this
Contract), withdrawal charges will apply. A withdrawal charge will reduce your Contract
Value or the amount of money that you actually receive. Withdrawals may reduce or end
Contract guarantees.
• Withdrawals are subject to income taxes, including a 10% additional federal tax for withdrawals taken before age 59  1∕2.
• Amounts invested in an Index Option must be held in the Index Option for the full Term before they can receive a Credit. For Index Precision Strategy, Index Guard Strategy, and
Index Performance Strategy Index Options, we apply a Daily Adjustment if before the
Term End Date you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract), annuitize the Contract, execute a
Performance Lock, we pay a death benefit, or we deduct Contract fees and expenses.
• The Traditional Death Benefit may not be modified, but it will terminate if you take withdrawals that reduce both the Contract Value and Guaranteed Death Benefit Value to
zero. Withdrawals may reduce the Traditional Death Benefit’s Guaranteed Death Benefit
Value by more than the value withdrawn and could end the Traditional Death Benefit.
Risk Factors 4. Valuing Your Contract 10. Death Benefit Appendix B – Daily Adjustment
Risks Associated with Investment Options
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Options and the Index Options available under the Contract.
• Each Variable Option and Index Option has its own unique risks.
• You should review each Variable Option’s prospectus and disclosures, including risk factors, before making an investment decision.
Risk Factors

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

RISKS	Prospectus Location
Insurance Company Risks
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength. More information about Allianz Life, including our financial strength ratings, is available upon request by visiting
allianzlife.com/about/financial-ratings, or contacting us at (800) 624-0197.
Risk Factors
RESTRICTIONS
Investments
• Certain Index Options may not be available under your Contract.
• The first 12 transfers between Variable Options every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. Your transfers between the
Variable Options are also subject to policies designed to deter excessively frequent transfers and market timing.
• We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries as discussed in section 3, Purchasing the Contract –
Allocation of Purchase Payments and Contract Value Transfers.
• For a 1-year Term Index Option, you can transfer Index Option Value only on the Term
End Date.
• For a 3-year Term Index Option, you can transfer Index Option Value only (a) on the Term
End Date, or (b) before the Term End Date by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term.
• We do not allow assets to move into an established Index Option until the Term End Date.
If you request to allocate a Purchase Payment into an established Index Option on an
Index Anniversary that is not a Term End Date, we will allocate those assets to the same
Index Option with a new Term Start Date.
• We reserve the right to close or substitute the Variable Options. We also reserve the right to substitute Indexes either on a Term Start Date or during a Term. We also reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis.
Risk Factors 3. Purchasing the Contract 4. Valuing Your Contract 5. Variable Options 6. Expenses – Transfer Fee Appendix A – Available Indexes
Optional Benefits
• The optional Maximum Anniversary Value Death Benefit may not be modified.
Withdrawals may reduce the Maximum Anniversary Value Death Benefit’s Guaranteed
Death Benefit Value by more than the value withdrawn and will end the Maximum
Anniversary Value Death Benefit if the withdrawals reduce both the Contract Value and
Guaranteed Death Benefit Value to zero.
10. Death Benefit
TAXES
Tax Implications
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan or individual retirement account
(IRA), you do not get any additional tax benefit under the Contract.
• Earnings under a Non-Qualified Contract may be taxed at ordinary income rates when withdrawn, and you may have to pay a 10% additional federal tax if you take a full or partial withdrawal before age 59 1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and you may have to pay a 10% additional federal tax if withdrawn before age 59 1∕2.
11. Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
Your Financial Professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with
Contract sales. This conflict of interest may influence your Financial Professional to recommend this Contract over another investment for which the Financial Professional is not compensated or compensated less.
12. Other Information – Distribution
Exchanges
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
12. Other Information – Distribution

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Overview of the Contract
What Is the Purpose of the Contract?
The Index Advantage NF® is a product that offers Index Options and Variable Options and allows you to defer taking regular fixed periodic payments (Annuity Payments) to a future date. Under the Contract, you make one or more Purchase Payments. Purchase Payments you allocate to the Index Options are first invested for a limited time in the AZL Government Money Market Fund and then transferred to the Index Option(s) that you select for investment. Depending on several factors (e.g., Allocation Options you select, market conditions, and timing of any withdrawals), your Contract can gain or lose value. When you are ready to receive a guaranteed stream of income under your Contract, you can annuitize your accumulated assets and begin receiving Annuity Payments from us based on the payout option you select (Annuity Options). The Contract includes for no additional charge a standard death benefit (the Traditional Death Benefit), or for an additional rider fee you may select the optional death benefit (the Maximum Anniversary Value Death Benefit) to replace the standard death benefit. Both death benefits help to financially protect your beneficiaries.
We designed the Contract for people who are looking for a death benefit for a period of time, and a level of protection for your principal investment while providing potentially higher returns than are available on traditional fixed annuities. In addition, you should have a long investment time horizon and your financial goals should be otherwise consistent with the terms and conditions of the Contract. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will not be subject to withdrawal charges or Daily Adjustments (i.e., a person that does not need access to Contract Value within six years after we receive a Purchase Payment, or before an Index Option's Term End Date). If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one Daily Adjustment.
We offer other annuity contracts that may address your investment and retirement needs. These contracts include other registered index-linked annuities and fixed index annuities. These annuity products offer different features and benefits that may be more appropriate for your needs, including allocation options, fees and/or expenses that are different from those in the Contract offered by this prospectus. Not every contract is offered through every Financial Professional. Some Financial Professionals or selling firms may not offer and/or limit offering of certain features and benefits, as well as limit the availability of the contracts based on criteria established by the Financial Professional or selling firm. For more information about other annuity contracts, please contact your Financial Professional.
The product or certain product features may not be available in all states or to all Contracts, or may vary in your state (such as the free look). For more information see Appendix G - Material Contract Variations by State and Issue Date. Availability of Index Options may vary by financial intermediary. You can obtain information on which Index Options are available to you by calling (800) 624-0197, or from your Financial Professional.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

What Are the Phases of the Contract?
The Contract has two phases: (1) an Accumulation Phase, and (2) an Annuity Phase.
•
Accumulation Phase. This is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, your money is invested under the Contract on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. In addition, during this phase, you can make additional Purchase Payments, you can take withdrawals, and if you die we pay a death benefit to your named Beneficiary(s).
Your Contract Value may fluctuate up or down during the Accumulation Phase based on the performance of your selected Allocation Options.
−
Index Options. You may allocate your Purchase Payments to any or all of the Index Options available under your Contract. There are currently 22 Index Options based on different combinations of four credit calculation methods (Crediting Methods), four nationally recognized third-party broad based equity securities price return Indexes and an exchange-traded fund, and two Term periods for measuring Index performance. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and any applicable Buffer or Floor amount.
Currently Available Crediting Methods, Term Lengths, and Negative Index Performance Protection	Currently Available Indexes	Positive Index Performance Participation Limit
Index Protection Strategy 1-year Term with 100% downside protection	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 0.10% minimum DPSC
Index Precision Strategy 1-year Term with 10% Buffer	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 0.10% minimum Precision Rate
Index Guard Strategy 1-year Term with -10% Floor	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 0.10% minimum Cap
Index Performance Strategy 1-year Term with 10% Buffer	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• 0.10% minimum Cap
Index Performance Strategy 3-year Term with 10% Buffer	• S&P 500® Index • Russell 2000® Index	• 2% minimum Cap • Can be “uncapped” (i.e., we do not declare a Cap for that Term)
Your initial and renewal DPSCs, Precision Rates, and Caps for your selected Index Options and their Buffer or Floor are stated in your Index Options Statement, which is the account statement we mail to you on the Index Effective Date and each Index Anniversary. The Index Options Statement also includes the Index Values on the Term Start Date and Term End Date for your selected Index Options. We use these Index Values to determine Index Returns and Credits. The Buffer or Floor for all currently available Index Options are stated in your Contract. The

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Buffer or Floor for the currently available Index Options will not change for the life of the Contract. More detailed information about the Index Options is included in section 4, Valuing Your Contract.
−
Variable Options. You can allocate your Purchase Payments to any or all of the Variable Options available under your Contract. We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments you allocate to the Index Options in the AZL Government Money Market Fund until we transfer them to the Index Options in accordance with your instructions. The Variable Options are underlying mutual funds with their own investment objectives, strategies, and risks. For more information, please see Appendix H - Variable Options Available Under the Contract.
•
Annuity Phase. If you request Annuity Payments, the Accumulation Phase ends and the Annuity Phase begins. Annuity Payments are fixed payments we make based on the Annuity Option you select and your Contract Value (which reflects any previously deducted Contract fees and expenses) less final rider fee (if applicable). Annuity Payments can provide a guaranteed lifetime fixed income stream with certain tax advantages. We designed the Annuity Payments for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
During the Annuity Phase, you will receive a stream of regular income in the form of Annuity Payments. You will be unable to take withdrawals upon demand, your selected death benefit ends, and no amounts will be payable upon death during the Annuity Phase unless your Annuity Option provides otherwise.
What Are the Contract’s Primary Features?
•
Accessing Your Money. During the Accumulation Phase, you can surrender (take a full withdrawal) the Contract or take partial withdrawals. Withdrawals may be subject to negative Daily Adjustments, and are subject to a withdrawal charge and income taxes, including a 10% additional federal tax if taken before age 59 1∕2.
•
Additional Purchase Payments. Subject to the limitations described in this prospectus, we continue to accept additional Purchase Payments under the Contracts during the Accumulation Phase. However, we may terminate your ability to make additional Purchase Payments in the future. We only allow additional Purchase Payments to move into Index Options on Index Anniversaries. As a result, we hold Purchase Payments you allocate to the Index Options that we receive on days other than an Index Anniversary in the AZL Government Money Market Fund and such Purchase Payments are not available to receive Credits until we transfer them to your selected Index Options. We do not allow assets to move into an established Index Option until the Term End Date. If you request to allocate a Purchase Payment into an established Index Option on an Index Anniversary that is not a Term End Date, we will allocate those assets to the same Index Option with a new Term Start Date.
•
Death Benefits. The Contract’s death benefit is paid upon the first death of any Determining Life during the Accumulation Phase. The Contract includes for no additional charge a standard death benefit (the Traditional Death Benefit). At the time of purchase, you may select the optional death benefit (the Maximum Anniversary Value Death Benefit) to replace the standard death benefit for an additional rider fee. Either death benefit is the greater of Contract Value, or the Guaranteed Death Benefit Value. Unlike the Traditional Death Benefit, however, the Maximum Anniversary Value Death Benefit locks in any annual investment gains as part of the Guaranteed Death Benefit Value to potentially provide a death benefit greater than the Traditional Death Benefit (which is based on Purchase Payments). The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they can be equal.
•
Withdrawal Charge Waivers. Under the free withdrawal privilege, you may withdraw up to 10% of your total Purchase Payments each Contract Year during the Accumulation Phase without incurring a withdrawal charge. Upon a full withdrawal, the free withdrawal privilege is not available to you. We do not apply a withdrawal charge to deductions we make for Contract fees or expenses. In most states (see Appendix G), the waiver of withdrawal charge benefit allows you to take a withdrawal after the first Contract Year without incurring a withdrawal charge if you are confined to a nursing home for a period of at least 90 consecutive days. Also, if you own an IRA, Simplified Employee Pension (SEP) IRA, Inherited IRA, or Inherited Roth IRA Contract, payments you take under our minimum distribution program (RMD payments) are not subject to a withdrawal charge. The minimum distribution program is not available if you have a qualified plan Contract. Withdrawals under these waivers are still subject to income taxes (including a 10% additional federal tax if you are younger than age 59 1∕2), and to the Daily Adjustment if taken other than on a Term End Date, and may reduce Contract benefits (perhaps significantly and by more than the amount withdrawn).

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

•
Deduction of Financial Adviser Fees. If you have a financial adviser and want to pay their financial adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your Financial Professional or Financial Professional’s firm as instructed. The deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, and to the Daily Adjustment if taken other than on a Term End Date, will reduce the Contract Value and Guaranteed Death Benefit Value (perhaps significantly and by more than the amount withdrawn), and are subject to income taxes (including a 10% additional federal tax if you are younger than age 59 1∕2). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These tables do not reflect any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge During Your Contract’s First Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8.5%
1	8%
2	7%
3	6%
4	5%
5	4%
6 years or more	0%

Transfer Fee(3)	$25
(for each transfer between Variable Options after twelve in a Contract Year)

	Index Precision Strategy and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)(4)
(1)
The Contract provides a free withdrawal privilege that allows you to withdraw 10% of your total Purchase Payments annually without incurring a withdrawal charge, as discussed in section 7, Access to Your Money – Free Withdrawal Privilege.
(2)
The Withdrawal Charge Basis is the total amount under your Contract that is subject to a withdrawal charge, as discussed in section 6, Expenses – Withdrawal Charge.
(3)
We count all transfers made in the same Business Day as one transfer, as discussed in section 6, Expenses – Transfer Fee. The transfer fee does not apply to transfers to or from the Index Options and these transfers do not count against your free transfers. Transfers are subject to the policies discussed in section 5, Variable Options – Excessive Trading and Market Timing.
(4)
This shows the maximum potential loss due to the application of the Daily Adjustment (e.g., maximum loss could occur if there is a total distribution within a Term at a time when the Index price has declined to zero). The Daily Adjustment could result in a loss beyond the protection of the 10% Buffer, or -10% Floor. The Daily Adjustment applies if before the Term End Date you take a full or partial withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), execute a Performance Lock, annuitize the Contract, we pay a death benefit, or when we deduct Contract fees or expenses. The actual Daily Adjustment calculation is determined by a formula described in Appendix B.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Variable Option fees and expenses). If you purchased the optional Maximum Anniversary Value Death Benefit, you pay additional charges, as shown below.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Annual Contract Expenses
Administrative Expenses (or contract maintenance charge)(1) (per year)	$50
Base Contract Expenses(2) (as a percentage of each Variable Option’s net asset value)	1.25%
Optional Benefit Expenses – Maximum Anniversary Value Death Benefit (as a percentage of the Charge Base)	0.20%
(1)
Referred to as the “contract maintenance charge” in the Contract and elsewhere in this prospectus. Waived if the Contract Value is at least $100,000. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment. See the section 6, Expenses – Contract Maintenance Charge (Administrative Expenses).
(2)
Referred to as the “mortality and expense risk charge” or "M&E charge" in the Contract and elsewhere in this prospectus. See section 6, Expenses – Base Contract Expenses (Mortality and Expense Risk (M&E) Charge).
The next table shows the minimum and maximum total operating expenses charged by the Variable Options that you may pay periodically during the time that you own the Contract. A complete list of Variable Options available under the Contract, including their annual expenses, may be found in Appendix H – Variable Options Available Under the Contract.
Annual Variable Option Expenses
	Minimum	Maximum
(expenses that are deducted from Variable Option assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.66%	0.88%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Variable Option expenses. These costs do not include any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that you elected the Maximum Anniversary Value Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)
If you surrender your Contract (take a full withdrawal) at the end of the applicable time period:
	1 Year	3 Years	5 Years	10 Years
Maximum Variable Option expense	$10,858	$14,276	$17,477	$26,827
Minimum Variable Option expense	$10,638	$13,611	$16,363	$24,570
(2)
If you annuitize your Contract at the end of the applicable time period.
	1 Year	3 Years	5 Years	10 Years
Maximum Variable Option expense	N/A*	$7,276	$12,477	$26,827
Minimum Variable Option expense	N/A*	$6,611	$11,363	$24,570
*
The earliest available Annuity Date is the second Contract Anniversary.
(3)
If you do not surrender your Contract.
	1 Year	3 Years	5 Years	10 Years
Maximum Variable Option expense	$2,358	$7,276	$12,477	$26,827
Minimum Variable Option expense	$2,138	$6,611	$11,363	$24,570

Risk Factors
The Contract involves certain risks that you should understand before investing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Allocation Options you choose.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Liquidity Risks
We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment.
If you need to take a full or partial withdrawal during the withdrawal charge period, or when we deduct any financial adviser fees that you choose to have us pay from this Contract, we deduct a withdrawal charge unless the withdrawal is a Penalty-Free Withdrawal. While Penalty-Free Withdrawals provide some liquidity, they are permitted in only limited amounts or in special circumstances. If you need to withdraw most or all of your Contract Value in a short period, you will exceed the Penalty-Free Withdrawal amounts available to you and incur withdrawal charges. (For more information on the withdrawal charge, see the Fee Tables and section 6, Expenses – Withdrawal Charge.)
We calculate the withdrawal charge as a percentage of your Purchase Payments, not Contract Value. Consequently, if the Contract Value has declined since you made a Purchase Payment, it is possible the percentage of Contract Value withdrawn to cover the withdrawal charge would be greater than the withdrawal charge percentage. For example, assume you buy the Contract with a single Purchase Payment of $1,000. If your Contract Value in the 5th year is $800 and you take a full withdrawal a 5% withdrawal charge applies. The total withdrawal charge would be $50 (5% of $1,000). This results in you receiving $750.
In addition, upon a full withdrawal the free withdrawal privilege is not available to you, and we apply a withdrawal charge against Purchase Payments that are still within their withdrawal charge period, including amounts previously withdrawn under the free withdrawal privilege. On a full withdrawal your Withdrawal Charge Basis may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your Withdrawal Charge Basis: deductions we make for prior Penalty-Free Withdrawals and Contract fees or expenses; and/or poor performance.
Amounts withdrawn from this Contract may also be subject to federal and state income taxes, and a 10% additional federal tax if taken before age 59 1∕2.
We only apply Credits to the Index Options once each Term on the Term End Date, rather than on a daily basis. In the interim, we calculate Index Option Values based on the Daily Adjustment for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. The Index Protection Strategy Index Options and the Variable Options are not subject to the Daily Adjustment. Any assets removed from an Index Option during the Term for withdrawals you take (including Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract), Annuity Payments, or deductions we make for Contract fees and expenses, or if we pay a death benefit, will not be eligible to receive a Credit on the Term End Date. These removed assets will not receive the full benefit of the Index Value, Index Return, and the 10% Buffer, or -10% Floor that would have been available on the Term End Date, and losses could exceed the protection offered by the 10% Buffer, or -10% Floor. You will receive a Credit only on the Index Option Value remaining in an Index Option on the Term End Date.
You can transfer Index Option Value to the Variable Options only on every sixth Index Anniversary, and you can transfer Index Option Value among the Index Options only on Term End Dates. At other times, you can only move assets out of an Index Option by taking a full or partial withdrawal, or entering the Annuity Phase. Additionally, you can transfer assets out of a 3-year Index Option before the Term End Date only by executing a Performance Lock. Once an Index Option is locked, you can transfer assets out of it on the Index Anniversary that occurs on or immediately after the Lock Date. For a 3-year Term Index Option this means you can transfer out of the locked Index Option before the Term End Date only by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term. These restrictions may limit your ability to react to changes in market conditions. You should consider whether investing in an Index Option is consistent with your financial needs.
Risks of Investing in Securities
Returns on securities and securities Indexes can vary substantially, which may result in investment losses. The historical performance of the available Allocation Options does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Trading prices of the securities underlying the Allocation Options are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors. These factors can affect capital markets generally and markets on which the underlying securities are traded and these factors can influence the performance of the underlying securities.
If you allocate Purchase Payments or transfer Contract Value to an Index Option, your returns depend on the performance of an Index although you are not directly invested in the Index. Because the S&P 500® Index, Russell 2000® Index,

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Nasdaq-100® Index, EURO STOXX 50® and iShares® MSCI Emerging Markets ETF are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.
S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies.
Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.
Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
EURO STOXX 50®. EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone. The securities comprising EURO STOXX 50® are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty), and are significantly affected by the European markets and actions of the European Union.
iShares® MSCI Emerging Markets ETF. The iShares® MSCI Emerging Markets ETF seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. The underlying index may include large-and mid-capitalization companies. iShares® MSCI Emerging Markets ETF is an exchange-traded fund. The performance of the iShares® MSCI Emerging Markets ETF may not replicate the performance of, and may underperform the underlying index. The price of the iShares® MSCI Emerging Markets ETF will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares® MSCI Emerging Markets ETF may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index. Additional information about iShares® MSCI Emerging Markets ETF is available on the SEC’s website at sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Please note that this information is not prepared by us and may be intended for shareholders of the ETF. You will not be a shareholder of the ETF by investing in an Index Option that is linked to the performance of the ETF. You may also request additional information about the ETF from our Service Center or your Financial Professional.
In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict future performance of the markets.
Depending on your individual circumstances (e.g., your selected Index Options and the timing of any Purchase
Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with a Financial Professional about how recent market conditions may impact your future investment decisions related to the Contract, such as purchasing the Contract or making Purchase Payments, transfers, or withdrawals, based on your individual circumstances.

Risk of Negative Returns
The Variable Options do not provide any protection against loss of principal. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Variable Options and such losses could be significant.
If you allocate Purchase Payments or transfer Contract Value to an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, negative Index Returns may cause Performance Credits to be either negative after application of the 10% Buffer or negative down to the -10% Floor. For the Index Performance Strategy, we

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year Term Index Option. Ongoing deductions we make for Contract fees and expenses could also cause amounts available for withdrawal to be less than what you invested even if Index performance has been positive. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, and such losses could be significant. If you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Protection Strategy you can also lose principal and previous earnings if you do not receive the DPSC, or if the Contract fees and expenses are greater than the DPSC. The maximum potential negative Performance Credit for the Index Performance Strategy and Index Precision Strategy is based on the Buffer. If the Buffer is 10%, the maximum negative Performance Credit is -90%. The maximum potential negative Performance Credit for the Index Guard Strategy is the -10% Floor. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, or is a deduction of Contract fees and expenses.
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. The Index Protection Strategy Index Options and the Variable Options are not subject to the Daily Adjustment. The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine the contract maintenance charge and Charge Base for the rider fee. The Daily Adjustment can be less than the Precision Rate or Cap even if the current Index return during the Term is greater than the Precision Rate or Cap. In addition, even though the current Index return during the Term may be positive, the Daily Adjustment may be negative due to changes in Proxy Value inputs, such as volatility, dividend yield, and interest rate. The Daily Adjustment is generally negatively affected by:
•
interest rate decreases,
•
dividend rate increases,
•
poor market performance, and
•
the expected volatility of Index prices. Increases in the expected volatility of Index prices negatively affect the Index Precision Strategy and Index Performance Strategy with 1-year Terms, while decreases in the expected volatility of Index prices negatively affect the Index Guard Strategy. For the Index Performance Strategy 3-year Term Index Options, increases in the expected volatility of Index prices can be positive when Caps are higher or if an Index Option is uncapped.
The Daily Adjustment for 3-year Term Index Options may be more negatively impacted by changes to interest rates, dividend rates, market performance and the expected volatility of Index prices than 1-year Term Index Options because the longer Term length amplifies the impact of these market parameters on the expected Index Option Value at the Term End Date. For shorter Term lengths, there is more certainty in both the final Index Values and how Caps and Buffers determine Performance Credits. This means there may be less fluctuation in the Daily Adjustment due to changes in Index return for Index Options with shorter Term lengths.
If you take a withdrawal from an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy before the Term End Date, you could lose principal and previous earnings because of the Daily Adjustment even if Index performance is positive on that day or has been positive since the Term Start Date. If the current Index return during the Term is negative, the Daily Adjustment for these Index Options could result in losses greater than the protection provided by the 10% Buffer, or -10% Floor. In extreme circumstances the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Precision Strategy and Index Performance Strategy, and -35% for the Index Guard Strategy. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, or is a deduction of Contract fees and expenses.
Managed Volatility Variable Option Risk
As described in more detail in the Variable Options’ prospectuses, certain Variable Options affiliated with us employ a managed volatility strategy that is intended to reduce the Variable Option’s overall volatility and downside risk. A Variable Option’s managed volatility strategy can negatively impact the value of your Contract and its benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Variable Option without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. Variable Options that employ a managed volatility strategy are identified in Appendix H – Variable Options Available Under the Contract.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Risks Associated with Calculation of Credits
We calculate Credits each Term on the Term End Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term. If you allocate Purchase Payments or transfer Contract Value to the Index Options with Index Protection Strategy, positive returns are limited by the DPSCs. You are not subject, however, to potential negative Credits. The Precision Rates on the Index Options with Index Precision Strategy, and the Caps on the Index Options with Index Guard Strategy and Index Performance Strategy also limit positive returns and could cause performance to be lower than it would otherwise have been if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index, or the Variable Options. For the Index Performance Strategy, we apply the Cap for the entire Term length; we do not apply the Cap annually on a 3-year Term Index Option.
The Index Options do not directly participate in the returns of the Indexes or the Indexes’ component securities, and do not receive any dividends payable on these securities. Index returns would be higher if they included the dividends from the component securities. The past ten years of actual average of the annual Index returns without and with dividends would have been as follows:
	January 1, 2012 through December 31, 2022
	S&P 500® Index	Nasdaq-100® Index	Russell 2000® Index	EURO STOXX 50®	iShares® MSCI Emerging Markets ETF
Returns without dividends	11.56%	17.69%	8.95%	4.47%	-0.14%
Returns with dividends	13.70%	18.96%	10.38%	8.04%	1.97%
DPSCs, Precision Rates, and Caps may be adjusted on the next Term Start Date and may vary significantly from Term to Term. Changes to DPSCs, Precision Rates, and Caps may significantly affect the amount of Credit you receive. For more information, see the “Risks Associated with Changes to Declared Protection Strategy Credits (DPSCs), Precision Rates, and Caps” discussion later in this section.
The Crediting Methods only capture Index Values on the Term Start Date and Term End Date, so you will bear the risk that the Index Value might be abnormally low on these days.
Risks Associated with Performance Locks
If a Performance Lock is executed:
•
You will no longer participate in Index performance, positive or negative, for the remainder of the Term for the locked Index Option. This means that under no circumstances will your Index Option Value increase during the remainder of the Term for a locked Index Option, and you will begin a new Index Option with a new Term Start Date on the next Index Anniversary that occurs on or immediately after the Lock Date.
•
You will not receive a Performance Credit on any locked Index Option on the Term End Date.
•
We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This means you will not be able to determine in advance your locked Index Option Value, and it may be higher or lower than it was at the point in time you requested a manual Performance Lock. This means that if you request a Performance Lock your Index Option Value will lock at an unknown future value which may be higher or lower than it was when you requested a Performance Lock. If you set targets, your Index Option Value may lock at a higher value than an upper target you set, or may lock at a lower value than a lower target you set. You may request a Performance Lock or set upper and/or lower targets through your account on our website.
•
If a Performance Lock is executed when your Daily Adjustment has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Option was not locked.
We will not provide advice or notify you regarding whether you should execute a Performance Lock or the optimal time for doing so. We will not warn you if you execute a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Risks Associated with Substitution of an Index
There is no guarantee that the Indexes will be available during the entire time that you own your Contract. Once we add an Index to your Contract, we cannot remove it without simultaneously substituting it. If we substitute a new Index for an existing Index, the performance of the new Index may be different and this may affect your ability to receive positive Credits. We may substitute a new Index for an existing Index if:
•
the Index is discontinued,
•
we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative hedging instruments to hedge the Index, or we are not licensed to use the Index, or
•
the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities.
If we add or substitute an Index, we first seek any required regulatory approval from each applicable state insurance regulator and then provide you with written notice. We also provide you with written notice if an Index changes its name. Index substitutions can occur either on a Term Start Date or during a Term. If we substitute an Index during a Term we will combine the return of the previously available substituted Index from the Term Start Date to the substitution date with the return of the new Index from the substitution date to the Term End Date. If we substitute an Index during a Term:
•
we do not change the Charge Base we use to calculate the rider fee, and
•
the Buffers, Floors, DPSCs, Precision Rates, and Caps for the substituted Index will apply to the new Index. We do not change the Buffers, Floors, DPSCs, Precision Rates, or Caps that were in effect on the Term Start Date.
Similarly, if we substitute an Index on a Term Start Date, the applicable Buffer, Floor, and minimum DPSC, Precision Rate, or Cap will not change.
Changes to DPSCs, Precision Rates, and Caps associated with the new Index, if any, may occur at the next regularly scheduled Term Start Date, subject to their respective minimums. Depending on the constitution of the substituted Index, the volatility of its investments, and our ability to hedge the Index’s performance, we may determine, in our discretion, to increase or decrease renewal DPSCs, Precision Rates, and Caps associated with the new Index, subject to their respective minimums. However, we would not implement any change to reflect this difference until the next Term Start Date after the substitution. For any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, the substitution of an Index during a Term may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index due to changes in Proxy Value inputs (such as volatility, dividend yield, and interest rate). However, you would only be affected by this change in the Daily Adjustment if a normal transaction to which the Daily Adjustment applies (such as a withdrawal you take) occurs on the substitution date.
The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will substitute any equity Index with a broad-based equity index.
Risks Associated with Changes to Declared Protection Strategy Credits (DPSCs), Precision Rates, and Caps
You can only transfer Index Option Value to a Variable Option on a sixth Index Anniversary.
The 10% Buffers and -10% Floors for the currently available Index Options do not change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer or Floor for it on the date we add the Index Option to your Contract. For a new Index Option the minimum Buffer is 5% and the minimum Floor is -25%.
Subject to their respective minimums, we establish the initial DPSCs, Precision Rates, and Caps for a newly issued Contract on the Index Effective Date and they cannot change until the next Term Start Date. You select the Index Effective Date when you purchase your Contract. It can be any Business Day from the Issue Date up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th, or 31st of a month.
You should be aware that, generally, initial DPSCs, Precision Rates, and Caps could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at allianzlife.com/indexratesnf and cannot be superseded until that period ends. If you select an Index Effective Date that is within the guaranteed period for the initial rates that are available for review on the date you signed your application, you will receive the initial rates that were available on the date you signed your application. However, if you select an Index Effective Date that is after this guaranteed period, you are subject to the risk that initial DPSCs,

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Precision Rates, and Caps may change and be less advantageous to you. You are responsible for reviewing the initial rates before your Index Effective Date to ensure your allocations and the product still meet your needs. Furthermore, if your Index Effective Date is after the end of the free look period and you cancel the Contract, you will receive the Contract Value less withdrawal charge, and final rider fee and contract maintenance charge. On or before the Index Effective Date the Daily Adjustment does not apply. You may review future rates at least seven calendar days before their effectiveness at allianzlife.com/indexratesnf. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request.
We can change the renewal DPSCs, Precision Rates, and Caps for an existing Contract on each new Term Start Date subject to the guaranteed minimums, in our discretion.
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that current DPSCs, Precision Rates, and Caps are expiring, and that renewal rates for the next Term Start Date will be available for your review. The Index Anniversary letter also reminds you of your opportunity to transfer Variable Account Value to the Index Options, or reallocate your Index Option Values on the upcoming Term End Date. On each Term End Date you have the option of remaining allocated to your current Index Options at the renewal DPSCs, Precision Rates, and Caps that we set on the next Term Start Date, or transferring to another permitted Allocation Option, subject to the limitations on transfers from an Index Option to a Variable Option. At least seven calendar days before each Index Anniversary we publish renewal rates for the next Term Start Date for your review in your account on our website, and on our public website at allianzlife.com/indexratesnf. If you do not review renewal change information when it is published, or take no action to transfer to another permitted Allocation Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal DPSCs, Precision Rates, and Caps until the next Term End Date.
You risk the possibility that the renewal DPSCs, Precision Rates, and Caps you receive may be less than you would find acceptable. If you do not find the renewal rates acceptable, you must give us transfer instructions no later than the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day) or you will be subject to these renewal DPSCs, Precision Rates, and Caps for the next Term. Other than on a sixth Index Anniversary when you can transfer Index Option Value to the Variable Options, when your renewal rates change the only options available to you are to transfer Index Option Value between Index Options, or take a full withdrawal (which is subject to a withdrawal charge).
Initial and renewal DPSCs, Precision Rates, and Caps may vary significantly depending upon a variety of factors, including:
•
market volatility,
•
our hedging strategies and investment performance,
•
the availability of hedging instruments,
•
the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
•
your Index Effective Date,
•
the level of interest rates,
•
utilization of Contract benefits by Owners, and
•
our profitability goals.
Due to a combination of factors, including potential changes in interest rates and other market conditions (e.g. rising inflation), the current economic environment is evolving. The future impact on initial and renewal DPSCs, Precision Rates, and Caps cannot be predicted with certainty. The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to DPSCs, Precision Rates, and Caps. Interest rates could increase. In a rising interest rate environment, increases in DPSCs, Precision Rates, and Caps, if any, may be substantially slower than increases in interest rates.
We manage our obligation to provide Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal DPSCs, Precision Rates, and Caps to reflect these cost changes. The primary factor affecting the differences in the initial DPSCs, Precision Rates, and Caps for newly issued Contracts and renewal rates for existing Contracts is the difference in what we can earn from these investments for newly issued Contracts versus what we are earning on the investments that were made, and are being held to maturity, for existing Contracts. In some instances we may need to

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

reduce initial and renewal DPSCs, Precision Rates, and Caps, or we may need to substitute an Index. You bear the risk that we may reduce DPSCs, Precision Rates, and Caps, which reduces your opportunity to receive positive Credits.
Historical information on the DPSCs, Precision Rates, and Caps is provided in Appendix C. This information is for historical purposes only and is not a representation as to future DPSCs, Precision Rates, and Caps.

Risks Associated with Investment in Derivative Hedging Instruments
The Index Options are supported by bonds and other fixed income securities which are also used to support the Contract guarantees, cash, and derivative hedging instruments used to hedge the movements of the applicable Index.
At Contract issue, we invest a substantial majority of the initial Contract Value allocated to the Index Options in fixed income securities, with most of the remainder invested in derivative hedging instruments. The derivative hedging instruments are purchased to track and hedge Index movements and support our obligations with regard to the Index Options. The derivative hedging instruments we purchase include put options, call options, futures, swaps, and other derivatives.
We currently limit our purchase of derivative hedging instruments to liquid securities. However, like many types of derivative hedging instruments, these securities may be volatile and their price may vary substantially. In addition, because we pay Credits regardless of the performance of derivative hedging instruments we purchase, we may incur losses on hedging mismatches or errors in hedging. We may incur additional costs if the costs of our hedging program increase due to market conditions or other factors. Our overall experience with hedging securities may affect renewal DPSCs, Precision Rates, and Caps for existing Contracts.
Certain Variable Options may also invest in derivative securities. For more information on these investments, see the Variable Option prospectuses.
Risks of Deducting Financial Adviser Fees from the Contract
If you have an investment adviser and want to pay their financial adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your adviser. Once authorized by you, the investment adviser requests each fee payment by submitting a letter of instruction that includes the fee amount. The deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, will reduce the Contract Value dollar for dollar and Guaranteed Death Benefit Value proportionately (perhaps significantly and by more than the amount withdrawn), and are subject to income taxes (including a 10% additional federal tax if you are younger than age 59 1∕2). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
Risks Associated with Our Financial Strength and Claims-Paying Ability
We make Annuity Payments, and pay death benefits from our general account. Our general account assets are subject to claims by our creditors, and any payment we make from our general account is subject to our financial strength and claims-paying ability. We apply Credits from an unregistered, non-unitized, non-insulated separate account (Separate Account IANA). Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors, and are also subject to our financial strength and claims-paying ability. For more information on Separate Account IANA, see section 12, Other Information – Our Unregistered Separate Account.
Regulatory Protections
Allianz Life is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you make to an Index Option are not part of the Separate Account. Allianz Life is not an investment adviser and so is not subject to the Investment Advisers Act of 1940, and does not provide investment advice to you in connection with your Contract.
Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

The Contract is filed with and approved by each state in which the Contract is offered. State insurance laws provide a variety of regulatory protections.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

1. The Contract
An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and we invest that money in the Allocation Options you select. Depending on market conditions, your Contract may gain or lose value based on the returns of your selected Allocation Options. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payment option you select that is described in this prospectus. Other than to add benefits that are beneficial to you, we do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase.
The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, we invest your money in the Allocation Options you select on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 11, Taxes.)
During the Accumulation Phase you can take withdrawals (subject to any withdrawal charge). You can also make additional Purchase Payments subject to the restrictions set out in section 3, Purchase Requirements. The Contract also offers at issue the optional Maximum Anniversary Value Death Benefit for an additional rider fee (see section 10) if all Owners and the Annuitant are age 75 or younger on the Issue Date. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit potentially provides a death benefit greater than the Traditional Death Benefit based on the Maximum Anniversary Value (highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take including any withdrawal charge).
The Accumulation Phase ends upon the earliest of the following.
•
The Business Day before the Annuity Date.
•
The Business Day we process your request for a full withdrawal.
•
Upon the death of any Owner (or the Annuitant if the Owner is a non-individual), the Business Day we first receive a Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Allocation Options until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim.
If you request Annuity Payments, the Accumulation Phase of your Contract ends and you enter the Annuity Phase. During the Annuity Phase we make regular fixed periodic Annuity Payments based on the life of the Annuitant(s), or life and term certain. We send Annuity Payments to the Payee (the person or entity who receives Annuity Payments during the Annuity Phase). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on your Contract Value and the payout rates for the Annuity Option you select. Your Annuity Payments do not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 8, The Annuity Phase.
Financial Adviser Fees
If you have a financial adviser and want to take a withdrawal from this Contract to pay your financial adviser fee, you can submit a written request to our Service Center by completing our third party money management customer authorization of transfer form and fee redemption authorization form. If we approve your request, we withdraw the requested fees and pay them to your Financial Professional or Financial Professional’s firm as instructed. The fee redemption authorization is an agreement between you and your Financial Professional and/or the Financial Professional's firm. The agreement authorizes us to deduct financial adviser fees from the Contract and send them to the Financial Professional or the Financial Professional's firm upon written request. You can terminate this agreement at any time by providing us written notice. We retain the right to request an updated fee redemption authorization form at any time.
Once authorized by you, the Financial Professional or Financial Professional’s firm requests each fee payment by submitting a letter of instruction that includes the fee amount. We treat this fee payment as a withdrawal which means it is subject to a withdrawal charge, federal and state income taxes, and a 10% additional federal tax if you are under age 59 1∕2, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative). We deduct financial adviser fees (including any withdrawal charge) proportionately

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

from each Allocation Option unless you provide us with alternate instructions. This withdrawal reduces the Contract Value and the amount available under the free withdrawal privilege by the dollar amount withdrawn. It may also reduce your Contract's Guaranteed Death Benefit Value proportionately by the percentage of Contract Value withdrawn, which may reduce this value by more than the amount withdrawn and these reductions could be significant.
If this is a Non-Qualified Contract, a withdrawal will be a taxable withdrawal to the extent that gain exists within the Contract. Financial adviser fees paid from any type of IRA Contract (including IRA, Roth IRA, SEP IRA, Inherited IRA and Inherited Roth IRA) will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the financial adviser fee. You should consult a tax adviser regarding the tax treatment of financial adviser fee payments. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
Your financial adviser acts on your behalf, not ours. We are not party to any agreement between you and your financial adviser, nor are we responsible for your financial adviser’s actions. We do not verify that withdrawals for financial adviser fees align with the terms of your agreement with your financial adviser, but we verify that payments are made in accordance with the fee redemption authorization agreement you submit to us. We do not set your financial adviser fee or receive any part of it. Any withdrawals for financial adviser fees you pay is in addition to this Contract’s fees and expenses. We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 6% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 6% of Purchase Payments. Financial Professionals and their managers may also be eligible for various benefits such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with our principal underwriter, Allianz Life Financial Services, LLC. You should ask your financial adviser about compensation they receive for this Contract. Allianz Life is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
You can submit a written request to our Service Center on a form satisfactory to us to allow your financial adviser to make Allocation Option transfers and allocation changes on your behalf. However, we reserve the right to review a financial adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the financial adviser’s trading history indicates excessive trading, we can deny your request. If we approve it, your financial adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
Financial Adviser Fee Deduction Example
These calculations show the effects of withdrawing financial adviser fees on the Contract Value and available Guaranteed Death Benefit Value. These withdrawals (including any withdrawal charges) immediately reduce the Contract Value on a dollar for dollar basis, and reduce the available Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn.
The example assumes a withdrawal of $5,000 once per year on days that are not Term End Dates to pay financial adviser fees starting when the Contract Value is $100,000, the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000, and the Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit is $105,000. The first withdrawal assumes that there is no amount remaining under the free withdrawal privilege for that year, so that withdrawal is subject to an 8.5% withdrawal charge. Subsequent withdrawals are all taken under the free

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

withdrawal privilege. All fractional numbers in these examples have been rounded up to the next whole number. All Contract Value figures reflect the Daily Adjustment.
Financial Adviser Fee Withdrawal	Contract Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit
Prior to 1st years withdrawal	$ 100,000	$ 90,000	$ 105,000
$5,000 withdrawal (subject to an
8.5% withdrawal charge)	– [($5,000 ÷ (1 – 8.5%)]
Amount withdrawn	– $5,465	– [($5,465 ÷ 100,000) x 90,000]	– [($5,465 ÷ 100,000) x 105,000]
		= - $4,919	= - $5,739
After 1st years withdrawal	$ 94,535	$ 85,081	$ 99,261

Prior to 2nd years withdrawal	$ 97,000	$ 85,081	$ 99,261
$5,000 withdrawal (not subject to a
withdrawal charge)	– $5,000	– [($5,000 ÷ 97,000) x 85,081]	– [($5,000 ÷ 97,000) x 99,261]
		= - $4,386	= - $5,117
After 2nd years withdrawal	$ 92,000	$ 80,695	$ 94,414

Prior to 3rd years withdrawal	$ 80,0000	$ 80,695	$ 94,414
$5,000 withdrawal (not subject to a	– $5,000	– [($5,000 ÷ 80,000) x 80,695]	– [($5,000 ÷ 80,000) x 94,414]
withdrawal charge)		= - $5,044	= - $5,844
After 3rd years withdrawal	$ 75,000	$ 75,651	$ 88,260
The death benefit is the greater of the Contract Value, or the Guaranteed Death Benefit Value, so the death benefit would be:
•
$94,535 Contract Value under the Traditional Death Benefit, or the $99,261 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the first adviser fee deduction.
•
$92,000 Contract Value under the Traditional Death Benefit, or the $94,414 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the second adviser fee deduction.
•
$75,651 Guaranteed Death Benefit Value under the Traditional Death Benefit, or the $88,260 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the third adviser fee deduction.
When the Contract Ends
The Contract ends when:
•
all applicable phases of the Contract (Accumulation Phase and/or Annuity Phase) have ended, and/or
•
if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end even though the Annuity Phase never began and we did not make any death benefit payments.

2. Ownership, Annuitant, Determining Life, Beneficiary, and Payee
Owner
The Owner designated at Contract issue has all the rights under the Contract. The Owner may be an individual, or a non-individual (such as a trust or other entity acting as an agent for a natural person). Qualified Contracts and non-individually owned Contracts can only have one Owner. A Qualified Contract is purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Joint Owner
A Non-Qualified Contract can be owned by up to two individual Owners (Joint Owners). We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Annuitant
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date. You cannot change the Annuitant if the Owner is a non-individual. Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix A to the Form N-4 SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• If this is an Inherited IRA Contract the Beneficiary can either:
– continue to receive RMD payments based on the
remaining life expectancy of the deceased Owner and the
Contract Value as of the Business Day we receive a Valid
Claim, until ten years after the Owner’s death at which
time we make a lump sum payment, or
– receive a lump sum payment of the Contract Value as of
the Business Day we receive a Valid Claim.
• For all other Contracts, we pay a death benefit to the
Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract.
• If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse’s death, his or her
Beneficiary(s) receives the Contract Value.
• If the deceased Owner was not a Determining Life, the
Traditional Death Benefit or Maximum Anniversary Value Death
Benefit are not available and the Beneficiary(s) receives the
Contract Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the
Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the
Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the
guaranteed period ends.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
– For more information on the Annuity Options, please see
section 8.
• If the deceased was an Annuitant and there is a surviving joint
Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
• For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.

Determining Life (Lives)
The Determining Life (Lives) are the individuals on whose life we base the Guaranteed Death Benefit Value provided by the Traditional Death Benefit or Maximum Anniversary Value Death Benefit. We establish the Determining Life (Lives) at Contract issue. For an individually owned Contract the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract the Determining Life is the Annuitant. After the Issue Date the Determining Life (Lives) only change if:
•
you remove a Joint Owner due to divorce, then we also remove that person as a Determining Life, or
•
you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, then we remove the prior Owner who is not the Annuitant as a Determining Life.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Beneficiary
The Beneficiary is the person(s) or entity you designate to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die simultaneously as defined by applicable state law or regulation, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving primary Beneficiaries, we pay the death benefit to the contingent Beneficiaries who survive you. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die simultaneously as defined by applicable state law or regulation, we pay the death benefit to the named surviving primary Beneficiaries. If there are no named surviving primary Beneficiaries, we pay the death benefit to the named surviving contingent Beneficiaries, or equally to the estate of the Joint Owners if there are no named surviving contingent Beneficiaries.

Payee
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
Assignments, Changes of Ownership and Other Transfers of Contract Rights
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
The Contract cannot be assigned without our consent. You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Upon our consent, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.
• An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a
Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.

• An assignment will only change the Determining Life (Lives) if it involves removing a Joint Owner due to divorce, or replacing Joint Owners with a Trust.

3. Purchasing the Contract
Purchase Requirements
To purchase this Contract, on the Issue Date all Owners and the Annuitant must be:
•
age 80 or younger, or
•
age 75 or younger if you select the Maximum Anniversary Value Death Benefit.
The Purchase Payment requirements for this Contract are as follows.
•
The minimum initial Purchase Payment due on the Issue Date is $10,000.
•
You can make additional Purchase Payments of $50 or more during the Accumulation Phase.
•
We do not accept additional Purchase Payments on or after the Annuity Date.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

•
If this is an Inherited IRA or Inherited Roth IRA Contract, the death benefit proceeds of the previous tax-qualified investment were directly transferred into this Contract, and we do not accept additional Purchase Payments (see section 11, Taxes – Qualified Contracts – Inherited IRA).
•
The maximum total Purchase Payments we accept without our prior approval is $1 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days and allocate your payment to your selected Allocation Options. If the Issue Date is the same as the Index Effective Date we apply any part of your initial Purchase Payment you allocate to the Index Options directly to the Index Options. If the Issue Date is not the Index Effective Date, we hold any part of your initial Purchase Payment you allocate to the Index Options in the AZL Government Money Market Fund before we transfer it to your selected Index Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your Purchase Payment or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order.
If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it.
We may terminate your ability to make additional Purchase Payments because we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. This applies to Contracts issued in all states except as disclosed in Appendix G. If mandated under applicable law, we may be required to reject a Purchase Payment. If we exercise our right to decline additional Purchase Payments, this may limit your ability to fund your Contract’s guaranteed benefits such as the Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Applications Sent Electronically
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
Allocation of Purchase Payments and Contract Value Transfers
We do not accept additional Purchase Payments if you have an Inherited IRA, or Inherited Roth IRA Contract.
The allocation instructions you provide on your application automatically become your Purchase Payment default instructions. (In your Contract, Purchase Payment default instructions are called future allocation instructions.) We use these default instructions for all Purchase Payments we receive unless you change them, or give us alternate allocation instructions specific to an individual Purchase Payment. We only allow Purchase Payments to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments allocated to the Index Options we receive on days other than the Index Effective Date or an Index Anniversary in the AZL Government Money Market Fund until we transfer them to your selected Index Options according to your Purchase Payment default instructions. On the Index Effective Date we rebalance or reallocate your total Contract Value among all of your selected Allocation Options according to your Purchase Payment default instructions. For additional Purchase Payments we receive after the Index Effective Date, this transfer occurs on the next Index Anniversary and does not involve a reallocation of your total Contract Value. We apply any Purchase Payments allocated to the Index Options we receive on the Index Effective Date or on an Index Anniversary directly to the Index Options on that day; these Purchase Payments are not held in the AZL Government Money Market Fund.
We only allow Variable Account Value transfers into Index Options and Index Option Value transfers between Index Options on Term End Dates. We do not allow assets to move into an established Index Option until the Term End Date. If you request to transfer into an established Index Option on an Index Anniversary that is not a Term End Date, we will transfer those assets into the same Index Option with a new Term Start Date.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

If you only select the 1-year Term Index Options, you can automatically reallocate your total Contract Value annually by providing us with instructions (see section 4, Optional Reallocation Program for 1-year Term Index Options). However, you cannot automatically reallocate your total Contract Value annually on each Term End Date if you select a 3-year Term Index Option.
You select the Index Effective Date when you purchase your Contract. It can be any Business Day up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th or 31st of a month.
On your application if you select…	Your Index Effective Date will be either…
the earliest Index Effective Date	• your Issue Date, or • the first Business Day of the next month if the Issue Date is the 29th, 30th, or 31st of a month the deferred Index Effective Date
• your first Quarterly Contract Anniversary, or
• the next Business Day if the first Quarterly Contract Anniversary occurs on a non-Business
Day, or the first Business Day of the next month if the first Quarterly Contract Anniversary is the 29th, 30th, or 31st of a month

You should be aware that, generally, initial DPSCs, Precision Rates, and Caps could change every seven calendar days. However, these rates are guaranteed to be available during the period stated on our website at allianzlife.com/indexratesnf and cannot be superseded until that period ends. If you select an Index Effective Date that is within the guaranteed period for the initial rates that are available for review on the date you signed your application, you will receive the initial rates that were available on the date you signed your application. However, if you select an Index Effective Date that is after this guaranteed period, you are subject to the risk that initial DPSCs, Precision Rates, and Caps may change and be less advantageous to you. Furthermore, if your Index Effective Date is after the end of the free look period and you cancel your Contract, you will receive the Contract Value less withdrawal charge, and final rider fee and contract maintenance charge. On or before the Index Effective Date the Daily Adjustment does not apply. You may review future rates at least seven calendar days before their effectiveness at allianzlife.com/indexratesnf. You (or your Financial Professional, if authorized) can change your Index Effective Date at any time before it occurs to be an earlier or later date by submitting a request. However, your new Index Effective Date cannot be later than the deferred Index Effective Date listed above. We must receive your request in Good Order at our Service Center before the end of the Business Day on which you want the Index Effective Date to occur. Once your Index Effective Date occurs, all Index Options for your Contract will have the same Index Anniversary.
You can change your Purchase Payment default instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to Purchase Payment default instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these default instructions on your behalf. Changes to your Purchase Payment default instructions do not reallocate or transfer existing Index Option Values on the Term End Date. To reallocate Index Option Value on the Term End Date you must give us transfer instructions.
We notify you at least 30 days in advance of each Index Anniversary as a reminder that on the upcoming anniversary you may transfer Variable Account Value to the Index Options, and you may transfer Index Option Value between Index Options. Transfers between Allocation Options do not change your Purchase Payment default instructions. For more information, see section 5, Variable Options – Electronic Transfer and Allocation Instructions. On each Term End Date, if we have not received transfer instructions from you, and you are not participating in the 1-year Term Index Option reallocation program, all assets invested continue to be invested in the same Index Options with new Term Start Dates at the renewal DPSCs, Precision Rates, and Caps.
We can add new Crediting Methods, Terms, and Indexes to your Contract in the future, and you can allocate Purchase Payments or transfer Contract Value to them on the next Index Anniversary after we make them available to you. Once we add a Crediting Method to your Contract we cannot remove it, or change how it calculates Credits. If we add a new Index Option to your Contract, we cannot change its Buffer or Floor after it is established. For a new Index Option the minimum Buffer is 5% and the minimum Floor is -25%. However, we can change the renewal DPSCs, Precision Rates, and Caps associated with any Index Option on each Term Start Date subject to the guaranteed minimums.
You cannot transfer Index Option Value to the Variable Options except on every sixth Index Anniversary, at which point you can do so even if the assets you wish to transfer have been in the Index Options for less than six full years.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

However, if the sixth Index Anniversary is not a Term End Date and you would like to transfer out of a 3-year Term Index Option to a Variable Option you must request that we execute a Performance Lock on that Index Option on or before the sixth Index Anniversary. If you request to transfer Index Option Value to the Variable Options on a sixth Index Anniversary this request automatically cancels any prior transfer instructions you gave to us regarding moving Variable Account Value to the Index Options. We must receive all Index Option transfer instructions in Good Order at our Service Center before the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day).
You can transfer Variable Account Value among the Variable Options on any Business Day, except that any amount held in the AZL Government Money Market Fund that is set to be allocated to an Index Option on the Index Effective Date or an Index Anniversary will not be transferred to the Index Option if it is transferred to another Variable Option.
• In order to apply Purchase Payments we receive after the Index Effective Date to your selected Index Option(s) on the next Index Anniversary, we must receive them before the end of the Business Day on the Index Anniversary (or
before the end of the prior Business Day if the anniversary is a non-Business Day).

• Variable Options are subject to Contract fees and expenses (e.g. contract maintenance charge) and market risk. Assets you allocate to them may lose value, including any Purchase Payments we hold in the AZL Government Money
Market before transferring them to your selected Index Options.

Automatic Investment Plan (AIP)
The AIP makes additional Purchase Payments to the Contract during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the 15th of the month (or the next Business Day if the 15th is a non-Business day) in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is a non-Business Day. We allocate AIP Purchase Payments according to your Purchase Payment default instructions which must comply with the allocation requirements and restrictions stated in this section. We must receive your request to stop or change AIP at our Service Center before the end of the last Business Day immediately before the Business Day we process AIP to make the change that month. If you choose to begin Annuity Payments, AIP ends automatically on the last Business Day before the Annuity Date. We reserve the right to discontinue or modify AIP at any time and for any reason.
For Owners of Qualified Contracts, AIP is not available if you have an Inherited IRA Contract, an Inherited Roth IRA
Contract, or if your Contract is funding a plan that is tax qualified under Section 401 of the Code.

Free Look/Right To Examine Period
If you change your mind about the Contract, you can cancel it within the free look period stated on the first page of your Contract. In most states, this is ten calendar days after you receive the Contract. If you cancel your Contract during the free look period, in most states we return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. In states that require us to return Purchase Payments less withdrawals if you cancel your Contract, we return Contract Value if greater.
IRA Contracts require us to return Purchase Payments less withdrawals. If you cancel your IRA Contract, we return the greater of Purchase Payments less withdrawals or Contract Value.
If your cancellation request occurs after the Index Effective Date, your Contract Value will include the Daily Adjustment for amounts allocated to the Index Options.
Some states and certain IRA Contracts require return of Purchase Payments. For these Contracts, we reserve the right to hold your initial Purchase Payment in the AZL Government Money Market Fund until the free look period ends, and then re-allocate your Contract Value, less fees and expenses, according to your Purchase Payment default instructions. If we exercise this right, the Contract Value we use to determine your refund amount on a cancellation request will not include the Daily Adjustment as the Index Effective Date will not yet have occurred. Currently we only exercise this right on certain Contracts issued in California as noted in Appendix G. If we hold your initial Purchase Payment in the AZL

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Government Money Market Fund during the free look period and the requested Index Effective Date would occur during this time, we change your Index Effective Date to the next Business Day after the free look period that is not the 29th, 30th or 31st of the month. Then, if you:
•
cancel your Contract during this time, we return the greater of Purchase Payments less withdrawals, or Contract Value. We do not assess a withdrawal charge or deduct any Contract fees or expenses other than the M&E charge if you cancel your Contract during the free look period. If you take a withdrawal (including financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge and then cancel your Contract during the free look period, we will refund any previously deducted withdrawal charge upon cancellation.
•
do not cancel your Contract during this time, we re-allocate your Contract Value according to your Purchase Payment default instructions after the free look period as follows:
−
if your instructions include the Variable Options, we re-allocate this portion of your Contract Value on the next Business Day after the free look period.
−
if your instructions include the Index Options, we re-allocate this portion of your Contract Value on the Index Effective Date.
In the Contract, the free look provision is also called the right to examine.

4. Valuing Your Contract
Your Contract Value is the total of the Variable Account Value and all Index Option Values.
Variable Account Value increases when….	Variable Account Value decreases when….
• you add assets to a Variable Option by Purchase Payment or Contract Value transfer, or • there is positive Variable Option performance
• you take assets out of a Variable Option by
withdrawal (including any financial adviser fees that you
choose to have us pay from this Contract) or Contract Value
transfer,
• there is negative Variable Option performance, or
• we deduct Contract fees and expenses

Contract fees and expenses we deduct from the Variable Options include the M&E charge, rider fee, contract maintenance charge, withdrawal charge, and transfer fee as described in section 6, Expenses. Financial adviser fees that you choose to have us pay from this Contract are described in section 1, The Contract. Variable Options include Purchase Payments we hold in the AZL Government Money Market Fund before transferring them to your selected Index Options.

The Variable Options do not provide any protection against loss of principal. You can lose principal and previous earnings you allocate to the Variable Options. These losses can be significant.
Index Option Values increase when….	Index Option Values decrease when….
• you add assets to an Index Option by Purchase Payment or Contract Value transfer, or • you receive a positive Credit or Daily Adjustment
• you take assets out of an Index Option by
withdrawal (including any financial adviser fees that you
choose to have us pay from this Contract) or Contract Value
transfer,
• you receive a negative Credit or Daily Adjustment, or
• we deduct Contract fees and expenses

Contract fees and expenses we deduct from the Index Options include the rider fee, contract maintenance charge, and withdrawal charge as described in section 6, Expenses. Financial adviser fees that you choose to have us pay from this
Contract are described in section 1, The Contract.

We apply transfers of Contract Value and Purchase Payments to the Index Options on the Index Effective Date and Index Anniversaries. We apply Credits to the Index Options on the Term End Dates. Contract expenses are deducted at different times during the Index Year as stated in section 6, Expenses. We pay financial adviser fees to your Financial Professional or the Financial Professional's firm upon written request as stated in section 1, The Contract. The Daily Adjustment applies to the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on any Business Day other than the Term Start Date or the Term End Date. The Daily Adjustment does not apply to the Index Protection Strategy.
Credits are subject to the applicable Buffer, Floor, DPSC, Precision Rate, or Cap. Positive Credits are not guaranteed and Credits can be zero under all the Index Options. Credits can be negative after application of the 10% Buffer for any

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Index Option with the Index Precision Strategy or Index Performance Strategy, or negative down to the -10% Floor for any Index Option with the Index Guard Strategy. A negative Performance Credit means that you can lose principal and previous earnings. These losses can be significant.
We require that the Contract Value after a partial withdrawal must be at least $2,000.* We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*
Does not apply to RMD payments under our minimum distribution program.
Determining Variable Account Value
The Separate Account holds the assets you allocate to the Variable Options, including Purchase Payments held in the AZL Government Money Market Fund before we transfer them to the Index Options. The Separate Account is divided into subaccounts, each of which invests exclusively in the shares of a single Variable Option.
We convert amounts you allocate to a Variable Option into subaccount accumulation units. Each subaccount’s daily price (accumulation unit value) is based on the Variable Option’s price. A Variable Option’s price is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price. A Variable Option's price reflects deduction of its operating expenses.
We calculate your Variable Account Value at the end of each Business Day by multiplying each subaccount’s accumulation unit value by its number of accumulation units, and adding those results together for all subaccounts.
On the Issue Date, the number of accumulation units in each subaccount is equal to the amount allocated to the subaccount divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:
•
increase when you add assets to a Variable Option by Purchase Payment or Contract Value transfer, and
•
decrease when assets are removed from a Variable Option by transfer, withdrawals you request (including any financial adviser fees that you choose to have us pay from this Contract), or when we deduct Contract fees and expenses other than the M&E charge. The M&E charge reduces the subaccount accumulation unit value, not the number of subaccount accumulation units.
We arbitrarily set the initial accumulation unit value for each subaccount. At the end of each Business Day, we determine the new accumulation unit value for each subaccount by multiplying the prior Business Day’s accumulation unit value by the Variable Option’s percentage change in price since the prior Business Day. The percentage change in price includes the Variable Option’s market performance and the assessed M&E charge.
Example
•
We receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•
When the New York Stock Exchange closes on that Business Day, we determine that the accumulation unit value is $13.25 for the subaccount of your selected Variable Option.
•
We then divide $3,000 by $13.25 and credit your Contract that night with 226.415094 subaccount accumulation units for your selected Variable Option.
How the Crediting Methods Work
The Index Protection Strategy provides a Credit equal to the DPSC if the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return. If the current Index Value is less than it was on the Term Start Date, the Credit is zero.
The Index Precision Strategy provides a Performance Credit.
•
If the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return, the Performance Credit is equal to the Precision Rate.
•
If the Index Return is negative and the loss is:
−
less than or equal to the 10% Buffer, the Performance Credit is zero. We absorb any loss up to the 10% Buffer.
−
greater than the 10% Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. You participate in any losses beyond the 10% Buffer.
The Index Guard Strategy also provides a Performance Credit.
•
If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

•
If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
•
If the Index Return is negative, the negative Performance Credit is equal to the negative Index Return down to the -10% Floor. You participate in any losses down to the -10% Floor. We absorb any negative Index Return beyond the -10% Floor.
The Index Performance Strategy also provides a Performance Credit.
•
If the Index Return is positive, the Performance Credit is equal to:
−
the Index Return up to the Cap for a 1-year Term.
−
the Index Return up to the Cap for a 3-year Term. If a 3-year Term is uncapped, the Performance Credit is equal to the Index Return. We apply the Cap for the entire Term length; we do not apply the Cap annually on a 3-year Term.
•
If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
•
If the Index Return is negative and the loss is:
−
less than or equal to the 10% Buffer, the Performance Credit is zero. We absorb any loss up to the 10% Buffer. We apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year Term Index Option.
−
greater than the 10% Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. You participate in any losses beyond the 10% Buffer.
• The Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy allow negative
Performance Credits. A negative Performance Credit means you can lose principal and previous earnings. The maximum potential negative Performance Credit is: -90% with a 10% Buffer, and -10% with the Floor.

• Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.

• If a 3-year Term Index Option is “uncapped” for one Term (i.e., we do not declare a Cap for that Term) it does not mean that we will not declare a Cap for it on future Term Start Dates. On the next Term Start Date we can declare a Cap for the next Term, or declare it to be uncapped.

Comparing Crediting Methods
The Crediting Methods have different risk and return potentials.
What is the asset protection?
Index Protection Strategy	• Most protection. • If the Index loses value, the Credit is zero. You do not receive a negative Credit.
Index Precision Strategy
• Less protection than the Index Protection Strategy and Index Guard Strategy. Protection is the same as what is available with the Index Performance Strategy.
• Buffer absorbs 10% of loss, but you receive a negative Performance Credit for losses greater than
10%.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the 10% Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.

Index Guard Strategy
• Less protection than the Index Protection Strategy, but more than Index Precision Strategy and Index
Performance Strategy.
• Permits a negative Performance Credit down to the -10% Floor.
• Protection from significant losses.
• More sensitive to smaller negative market movements that persist over time because the -10% Floor reduces the impact of large negative market movements.
• In an extended period of smaller negative market returns, the risk of loss is greater with the Index
Guard Strategy than with the Index Performance Strategy and Index Precision Strategy.
• Provides certainty regarding the maximum loss in any Term.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

What is the asset protection?
Index Performance Strategy
• Less protection than the Index Protection Strategy and Index Guard Strategy. Protection is the same as what is available with the Index Precision Strategy.
• Buffer absorbs 10% of loss, but you receive a negative Performance Credit for losses greater than the
Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.
• In extended periods of moderate to large negative market performance, 3-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

What is the growth opportunity?
Index Protection Strategy
• Growth opportunity limited by the DPSCs.
• Least growth opportunity.
• May perform best in periods of small positive market movements.
• DPSCs will generally be less than the Precision Rates and Caps.

Index Precision Strategy
• Growth opportunity limited by the Precision Rates.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Protection Strategy, but less than the Index
Performance Strategy.
• Growth opportunity may be more or less than the Index Guard Strategy depending on Precision Rates and Caps.

Index Guard Strategy
• Growth opportunity limited by the Caps.
• May perform best in a strong market.
• Growth opportunity that generally may be matched or exceeded only by the Index Performance
Strategy. However, growth opportunity may be more or less than the Index Precision Strategy or
Index Performance Strategy depending on Precision Rates and Caps.

Index Performance Strategy
• Growth opportunity limited by the Caps. If we do not declare a Cap for a 3-year Term Index Option there is no maximum limit on the positive Index Return for that Index Option.
• May perform best in a strong market.
• Generally the most growth opportunity. However, growth opportunity may be less than the Index
Precision Strategy or Index Guard Strategy depending on Precision Rates and Caps.

What can change within a Crediting Method?
Index Protection Strategy	• Renewal DPSCs for existing Contracts can change on each Term Start Date subject to the guaranteed minimum. – 1-year Term has a 0.10% minimum DPSC.
Index Precision Strategy
• Renewal Precision Rates for existing Contracts can change on each Term Start Date subject to the guaranteed minimum.
– 1-year Term with 10% Buffer has a 0.10% minimum Precision Rate.
• The 10% Buffers for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Index Guard Strategy
• Renewal Caps for existing Contracts can change on each Term Start Date subject to the guaranteed minimum.
– 1-year Term with -10% Floor has a 0.10% minimum Cap.
• The -10% Floors for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Floor for it on the date we add the
Index Option to your Contract. The minimum Floor is -25% for a new Index Option.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

What can change within a Crediting Method?
Index Performance Strategy
• Renewal Caps for existing Contracts can change on each Term Start Date subject to the guaranteed minimums.
– 1-year Term with 10% Buffer has a 0.10% minimum Cap.
– 3-year Term with 10% Buffer has a 2% minimum Cap.
• The 10% Buffers for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract after the Issue Date, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

• For any Index Option with the Index Precision Strategy or Index Performance Strategy, you participate in any negative Index Return in excess of the Buffer, which reduces your Contract Value. For example, for a 10% Buffer we absorb the first -10% of Index Return and you could lose up to 90% of the Index Option Value. However, for any
Index Option with the Index Guard Strategy, we absorb any negative Index Return in excess of the -10% Floor, so your maximum loss is limited to -10% of the Index Option Value due to negative Index Returns.

• DPSCs, Precision Rates, and Caps as set by us from time-to-time may vary substantially based on market conditions.
However, in extreme market environments, it is possible that all DPSCs, Precision Rates, and Caps will be reduced to their respective minimums of 0.10%, or 2% as stated in the table above.

• If your Contract is within its free look period you may be able to take advantage of any increase in initial DPSCs,
Precision Rates, or Caps by cancelling your Contract and purchasing a new Contract.

• If the initial DPSCs, Precision Rates, or Caps available on the Index Effective Date are not acceptable you have the following options.
– Cancel your Contract if you are still within the free look period. If you took a withdrawal that was subject to a withdrawal charge (including financial adviser fees that you choose to have us pay from this Contract) we will refund any previously deducted withdrawal charge upon a free look cancellation.

– Request to extend your Index Effective Date if you have not reached your first Quarterly Contract Anniversary.
– If the free look period has expired, request a full withdrawal and receive the Contract Value less withdrawal charge, and final rider fee and contract maintenance charge. If this occurs on or before the Index Effective Date the Daily
Adjustment does not apply. If this occurs after the Index Effective Date, you are subject to the Daily Adjustment.

• DPSCs, Precision Rates, and Caps can be different from Index Option to Index Option. For example, Caps for the
Index Performance Strategy 1-year Terms can be different between the S&P 500® Index and the Nasdaq-100® Index;
and Caps for the S&P 500® Index can be different between 1-year and 3-year Terms on the Index Performance
Strategy, and between the 1-year Terms for the Index Guard Strategy and Index Performance Strategy. Initial and
renewal rates may also be different from Contract-to-Contract. For example, assume that on May 3, 2019 we set
Caps for the Index Performance Strategy 1-year Term with 10% Buffer using the S&P 500® Index as follows:

– 13% initial rate for new Contracts issued in 2019,
– 14% renewal rate for existing Contracts issued in 2018, and
– 12% renewal rate for existing Contracts issued in 2017.
Bar Chart Examples of Crediting Method Performance
The following hypothetical examples show conceptually how the Crediting Methods might work in different market environments and assume no change in the hypothetical DPSCs, Precision Rates, or Caps. All values below are for illustrative purposes only. The examples do not reflect any DPSCs, Precision Rates, or Caps that may actually apply to a Contract. The examples do not predict or project the actual performance of the Index Advantage NF®. Although an Index or Indexes will affect your Index Option Values, the Index Options do not directly participate in any stock or equity investment and are not a direct investment in an Index. The Index Values do not include the dividends paid on the stocks comprising an Index. An allocation to an Index Option is not a purchase of shares of any stock or index fund. These examples do not reflect any withdrawals taken before the Term End Date (including any financial adviser fees that you choose to have us pay from this Contract), or deductions we make for Contract fees and expenses. Historical Index Option performance information is also included in Appendix D.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Determining Index Option Values
We calculate an Index Option Value for each Index Option at the end of each Business Day. Generally, the Index Option Value is equal to the Index Option Base plus any applicable Daily Adjustment. The Daily Adjustment applies to any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on Business Days other than the Term Start Date or the Term End Date. It does not apply to any Index Option with the Index Protection Strategy. The Daily Adjustment can be positive or negative and is discussed later in this section.
On the first Term Start Date, both the Index Option Value and the Index Option Base for each of your selected Index Options are initially equal to the amount of:
•
any Purchase Payment received that day which you allocated to that Index Option, and
•
any Contract Value transferred into that Index Option.
At the end of each subsequent Business Day for each selected Index Option, we first either apply:
•
the Daily Adjustment if this is not the Term End Date and this is an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, or
•
a Credit if this is the Term End Date.
We calculate Credits as described under “Calculating Credits” next in this section and apply them as follows:
•
We multiply each Index Option Base by its Credit and add this amount to its Index Option Base.
•
Then we set each Index Option Value equal to its Index Option Base.
Lastly, we increase and/or decrease each Index Option Base and Index Option Value for additional Purchase Payments, transfers, partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses.
•
Additional Purchase Payments received on the Term End Date and allocated to this Index Option, and transfers of Variable Account Value or Index Option Value into this Index Option, increase these values by the dollar amount allocated or transferred.
•
Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

•
Partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses reduce these values by the dollar amount withdrawn from the Index Option.
−
We deduct partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses from the Index Options proportionately based on the percentage of Contract Value in each Index Option using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense. However, if you specifically direct us to take a partial withdrawal from a specific Index Option we reduce that Index Option Value by the dollar amount you specify (including any withdrawal charge).
−
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value.
Example
•
Your Contract Value is $100,000 and you selected two Index Options. The first Index Option has an Index Option Value of $75,000 and an Index Option Base of $72,000. The second Index Option has an Index Option Value of $25,000 and an Index Option Base of $22,000. You take a $10,000 partial withdrawal (including any withdrawal charge).
•
This partial withdrawal reduces your Index Option Value by the percentage of Contract Value in each Index Option (Index Option Value ÷ Contract Value).
−
For the first Index Option this percentage is 75% ($75,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $7,500 ($10,000 x 75%). For the second Index Option this percentage is 25% ($25,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $2,500 ($10,000 x 25%).
•
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value (amount withdrawn from Index Option Value ÷ Index Option Value).
−
For the first Index Option this percentage is 10% ($7,500 ÷ $75,000) and the $10,000 partial withdrawal reduces this value by $7,200 ($72,000 x 10%). For the second Index Option this percentage is also 10% ($2,500 ÷ $25,000) and the $10,000 partial withdrawal reduces this value by $2,200 ($22,000 x 10%).
•
Deductions we make for Contract fees and expenses also reduce these values proportionately in the same way as a partial withdrawal.
	First Index Option		Second Index Option
	Index Option Value	Index Option Base	Index Option Value	Index Option Base
Prior to partial withdrawal	$ 75,000	$ 72,000	$ 25,000	$ 22,000
$10,000 partial withdrawal	– $7,500	– $7,200	– $2,500	– $2,200

After partial withdrawal	$ 67,500	$ 64,800	$ 22,500	$ 19,800

• Amounts removed from the Index Options during the Term for partial withdrawals you take (including any financial adviser fees that you choose to have us pay from this Contract) and deductions we make for Contract fees and expenses do not receive a Credit on the Term End Date. However, the remaining amount in the Index
Options is eligible for a Credit on the Term End Date.

• You cannot specify from which Allocation Option we deduct Contract fees and expenses; we deduct Contract fees and expenses from each Allocation Option proportionately based on the percentage of Contract Value in each
Allocation Option. However, you can specify from which Allocation Option we deduct a partial withdrawal and any financial adviser fees that you choose to have us pay from this Contract. There is no consistent financial advantage to deducting a partial withdrawal from any specific Allocation Option.

Calculating Credits
We base Credits on Index Values and Index Returns. We measure Index Values on the Term Start Date and Term End Date using the Index’s price at the end of the Business Day as provided by Bloomberg or another market source if Bloomberg is not available. If the Term Start Date or Term End Date is a non-Business Day we use the next Business Day’s Index price. If you select the EURO STOXX 50®, we determine Index Returns without any exchange rate

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

adjustment. Because we calculate Index Returns only on Term End Dates, the Index Return does not necessarily reflect the highest or lowest Index Values that occurred during the Term.
Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Protection Strategy 1-year Term	Credit is zero	Credit is equal to the DPSC set on the Term Start Date
Index Precision Strategy 1-year Term	Performance Credit is equal to the negative Index Return in excess of the 10% Buffer If the Index Return is… • -8%, the Performance Credit is zero. • -12%, the Performance Credit is -2%.	Performance Credit is equal to the Precision Rate set on the Term Start Date
Index Guard Strategy 1-year Term	Performance Credit is equal to the negative Index Return subject to the -10% Floor If the Index Return is… • -8%, the Performance Credit is -8%. • -12%, the Performance Credit is -10%.
Performance Credit is equal to the Index Return up
to the Cap set on the Term Start Date
Assume the Cap is 8%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.

Index Performance Strategy 1-year Term	Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. If the Index Return for the year is… • -8%, the Performance Credit is zero. • -12%, the Performance Credit is -2%.
Performance Credit is equal to the Index Return up
to the Cap set on the Term Start Date
Assume the Cap for the 1-year Term is 8%. If the
Index Return for the year is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.

Index Performance Strategy 3-year Term	Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. If the Index Return for the year is… • -8%, the Performance Credit is zero. • -12%, the Performance Credit is -2%.
Performance Credit is equal to the Index Return up
to any Cap set on the Term Start Date
Assume the Cap for the 3-year Term is 80%. If the
Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 80%. If instead,
the 3-year Term were uncapped the
Performance Credit would be 90%.

Daily Adjustment for the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. The Index Protection Strategy Index Options and the Variable Options are not subject to the Daily Adjustment.
The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine the RMD payments, Charge Base, and contract maintenance charge. The Daily Adjustment can be positive or negative. When the Daily Adjustment is positive, your Index Option Value has increased since the Term Start Date. When it is negative, your Index Option Value has decreased (excluding the effect of the deduction of Contract expenses or any partial withdrawal).
We calculate the Daily Adjustment for a given Business Day before we deduct any Contract fees or expenses or process any partial withdrawal on that Business Day, including Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. The Daily Adjustment does not change the Contract fee or expense deducted, or the withdrawal amount; it only changes the Index Option Value from which we deduct the Contract fee or expense, or withdrawal.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment takes into account:
(i)
any Index gains during the Term subject to the applicable Precision Rate or Cap,
(ii)
either any Index losses greater than the 10% Buffer, or Index losses down to the -10% Floor, and
(iii)
the number of days until the Term End Date.
The Daily Adjustment does this by using the hypothetical value of a Proxy Investment (Proxy Value) each Business Day, other than the Term Start Date or Term End Date, based on the formulas described in Appendix B. The Proxy Investment provides a current estimated present value of what the Performance Credit will be on the Term End Date taking into account the applicable Buffer, Floor, Precision Rate, and/or Cap. The Daily Adjustment is not the actual Index return on the day of the calculation, and the estimated present value Performance Credit is not guaranteed. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. In extreme circumstances the Daily Adjustment could result in a loss beyond the protection of the 10% Buffer, or -10% Floor. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Precision Strategy and Index Performance Strategy, and -35% for the Index Guard Strategy.  Such losses will be greater if the amount withdrawn (including any financial adviser fees that you choose to have us pay from this Contract) is also subject to a withdrawal charge, or is a deduction of Contract fees and expenses.
A withdrawal taken during the Term may not receive the full benefit of the Buffer or Floor because the Daily Adjustment takes into account what may potentially happen between the withdrawal date and the Term End Date. All other factors being equal, even if the current Index return during the Term is greater than the Precision Rate or Cap, the Daily Adjustment will usually be lower than the Precision Rate or Cap. This is because there is a possibility that the Index return could decrease before the Term End Date. Similarly, even though a negative Index return may be within the 10% Buffer for the Index Precision Strategy and Index Performance Strategy, you still may receive a negative Daily Adjustment because there is a possibility that the Index Return could decrease before the Term End Date. The Daily Adjustment for 3-year Term Index Options may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year Term Index Options than for 1-year Term Index Options due to the Term length. Finally, a negative Index return for the Index Guard Strategy may result in you receiving a Daily Adjustment lower than the -10% Floor, because the Daily Adjustment reflects the present value of the Floor and you will not receive the full benefit of the -10% Floor until the Term End Date. A negative Daily Adjustment may cause you to realize loss of principal and previous earnings.
The Daily Adjustment’s risks (including the impact on Contract Value used to determine Contract fees and charges) are discussed in more detail in Risk Factors – Risk of Negative Returns. The specific details of the Daily Adjustment formula are described in Appendix B and in Exhibit 99(b) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(b) by calling (800) 624-0197, or visiting our website at allianzlife.com.
Performance Locks
We must receive a manual Performance Lock request in Good Order before the end of the current Business Day to lock an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on that day. Otherwise the Lock Date will occur on the next Business Day that your request is in Good Order. We do not allow Performance Locks to occur on Term End Dates. For requests submitted in writing, we do not consider the request to be received until it arrives at our Service Center.
You (or your Financial Professional, if authorized) can request an automatic Performance Lock based on targets you set only through your account on our website. When you establish your account you must provide us with an email address. You can set upper and/or lower targets for each of these Index Options each Term. Setting a target close to the current Index Option Value return may cause a Performance Lock to occur very quickly. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Option’s targets automatically expire on the earlier of the Lock Date, or the last Business Day before the Term End Date. You can also “over-ride” a target by requesting a manual Performance Lock before the target is reached. We determine if a target is reached using the Index Option Value return determined at the end of the prior Business Day using the prior day’s Daily Adjustment. We then execute the Performance Lock using the Index Option Value return determined at the end of Business Day on the Lock Date. By setting targets you are authorizing us to automatically execute a Performance Lock at the end of the Business Day on the Lock Date upon which the target is reached, unless you cancel the lock. We will send an email notice once the Daily Adjustment for an

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Index Option reaches a target. To cancel an automatic Performance Lock after a target is reached, we must receive your request in Good Order before the end of the Business Day on the Lock Date.
For example, assume the Cap for the Index Performance Strategy 1-year Term with the S&P 500® Index is 10.25% and you set a target of 9.50%. On a Tuesday, your Index Option Value return (which includes the Daily Adjustment) determined at the end of the Business Day is 9.63%. We will send you an email notice and assuming Wednesday is a Business Day, we will execute the Performance Lock on Wednesday (which will be your Lock Date) using the Index Option Value return determined at the end of the Business Day. If Wednesday is a non-Business Day, your Lock Date would instead be Thursday (assuming it is a Business Day). Note that the Index Option Value return on the Lock Date could be greater or less than your target of 9.50%, or Tuesday’s Index Option Value return of 9.63%.
A Performance Lock can be executed once each Term for each of these Index Options. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This “locked” Index Option Value may be more or less than the “unlocked” Index Option Value that is available for your review on the Lock Date because the unlocked Index Option Value was determined at the end of the prior Business Day. After the Lock Date, the Index Option Value stays in the locked Index Option for the remainder of the Term. Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. For example, assume you selected one Index Option and your Index Option Value available for review in your account today is $20,326. If before the end of the Business Day you request a Performance Lock, today is your Lock Date. If your Index Option Value at the end of the Business Day is $20,250, you will lock in this $20,250 and it will not change until the next Index Anniversary. However, if you take a partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract) or when we deduct a Contract fee or expense, we deduct these amounts proportionately from the Index Option Values (unless you provide us with alternate instructions), which will decrease any locked Index Option Value. On the next Index Anniversary that occurs on or immediately after the Lock Date, all locked Index Options will be unlocked, we will transfer the locked Index Option Value according to your instructions, and Daily Adjustments will again apply for the new Term. If you do not provide us with transfer instructions, the Index Option Value will remain in the same Index Option with a new Term Start Date subject to the renewal Precision Rate or Cap for the new Term. Performance Locks are not available for any Index Option with the Index Protection Strategy.
A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact of a negative Performance Credit you would otherwise receive. Because we transfer assets out of a locked Index Option on the Index Anniversary that occurs on or immediately after the Lock Date, executing a Performance Lock can also allow you to transfer assets out of a 3-year Term Index Option before the Term End Date if you execute the lock on or before the second Index Anniversary (or before the end of the prior Business Day if the Index Anniversary is a non-Business Day) of the 3-year Term. The disadvantage of executing a Performance Lock is that the relevant Index Value could increase by the Term End Date, and you will not participate in that increase. In addition, if you execute a Performance Lock, you may receive less than the full protection of the Buffer or Floor that you would have received if you waited for us to apply the Performance Credit on the Term End Date.
We will not provide advice or notify you regarding whether you should execute a Performance Lock or the optimal time for doing so. We will not warn you if you execute a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock.

Optional Reallocation Program for the 1-year Term Index Options
Index Option performance may cause the percentage of total Index Option Value in each 1-year Term Index Option to change. Reallocating can help you maintain your selected 1-year Term Index Option allocation percentages. You can direct us to automatically reallocate your 1-year Term Index Option Values on each Term End Date (or on the next Business Day if the Term End Date is a non-Business Day) according to your instructions. We must receive your reallocation instructions in Good Order at our Service Center before the end of the Business Day we reallocate. We reserve the right to discontinue or modify the optional reallocation program at any time and for any reason. To end this program, we must receive your request at our Service Center before the end of the last Business Day immediately before the Term End Date.
You cannot participate in the Optional Reallocation Program if you select a 3-year Term Index Option. If you are participating in this program and select a 3-year Term Index Option, on the Term Start Date your participation in this program ends and we will not reallocate your 1-year Term Index Option Values.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

5. Variable Options
Information regarding each Variable Option, including its (i) name, (ii) investment objectives, (iii) investment adviser and any subadviser, (iv) current expenses, and (v) performance is available in Appendix H – Variable Options Available Under the Contract. Each Variable Option has issued a prospectus that contains more detailed information about the Variable Option. You should read the prospectuses for the Variable Options carefully before investing. The Variable Options’ prospectuses and other information can be found online at allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, by sending an email request to contact.us@allianzlife.com, or by contacting your Financial Professional.
There are potential risks associated with this Contract’s Variable Options and their investment strategies. Depending on market conditions, you can gain or lose value by investing in the Variable Options. In the future, we may add, eliminate or substitute Variable Options to the extent permitted by the federal securities laws and, when required, the SEC.
Currently, the Variable Options are not publicly available mutual funds. They are available only as Variable Options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Variable Option's Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The names, investment objectives and policies of certain Variable Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Variable Options' investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar funds' investment results will be comparable even though the Variable Options have the same names, investment advisers, objectives, and policies.
Each Variable Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a “fund of funds” and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.
The Variable Options may pay 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Variable Options' advisers, distributors and/or affiliates for administrative services and benefits we provide to these Variable Options. The compensation amount usually is based on the Variable Options' aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer is 0.35% annually of the average aggregate amount invested by us in the variable investment options.
The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b-1 fees or service fees to the Trust, and the Trust does not charge 12b-1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.
Allianz Investment Management LLC, the Variable Options' investment adviser, is affiliated with us through common ownership.
Substitution of Variable Options and Limitation on Further Investments
We may substitute another Variable Option for one of your selected Variable Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Variable Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Variable Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Variable Options to additional allocations. The fund companies that sell Variable Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Transfers Between Variable Options
You can transfer Variable Account Value among the Variable Options on any Business Day, subject to the following restrictions. Currently, there is no maximum number of transfers allowed, but we may change this in the future. Transfers are subject to a transfer fee as stated in section 6, Expenses.
The following applies to any transfer.
•
Your request for a transfer must clearly state the Variable Options involved and how much to transfer.
•
Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.
•
Variable Account Value transfers between Variable Options do not change your Purchase Payment default instructions.
Any amount held in the AZL Government Money Market Fund that is set to be allocated to an Index Option on the Index Effective Date or an Index Anniversary will not be transferred to the Index Option if it is transferred to another Variable Option.
We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s prices. For jointly owned Contracts, unless you require us to obtain signatures from both Joint Owners, we accept transfer instructions from any Joint Owner. We may also allow you to authorize someone else to request transfers on your behalf.
Electronic Transfer and Allocation Instructions
We use reasonable procedures to confirm that electronic transfer request or allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Excessive Trading and Market Timing
We discourage and do not accommodate frequent transfers. We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of a Variable Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
•
Dilution of the interests of long-term investors in a Variable Option, if market timers or others transfer into a Variable Option at prices that are below their true value, or transfer out at prices above their true value.
•
An adverse effect on portfolio management, such as causing a Variable Option to maintain a higher level of cash or causing a Variable Option to liquidate investments prematurely.
•
Increased brokerage and administrative expenses.
We attempt to protect our Owners and the Variable Options from potentially disruptive trading through our Excessive Trading and Market Timing policies and procedures. Under these policies and procedures, we may modify your transfer privileges for some or all of the Variable Options as follows:
•
Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

•
Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
•
Require a minimum time period between each transfer into or out of the same Variable Option. Our current Excessive Trading and Market Timing policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL Government Money Market Fund when available in your Contract or any automatic transfers made under any of our programs or Contract features. Round trips are transfers into and back out of the same Variable Option, or transfers out of and back into the same Variable Option.
•
Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•
Limit the dollar amount of any single Purchase Payment or transfer request to a Variable Option.
•
Prohibit transfers into specific Variable Options.
•
Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, a Variable Option may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting Variable Option returns. Similarly, rapid or frequent trading may cause a Variable Option to incur excessive transaction fees, which also could affect performance.
We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single Variable Option, we may prohibit transfers into or Purchase Payment allocations to that Variable Option. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Government Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following.
•
Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
•
Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the Variable Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Variable Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for a Variable Option’s shares are subject to acceptance by that Variable Option’s manager. We reserve the right to reject, without prior notice, any Variable Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

exchange of Variable Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Variable Options may add or change policies designed to restrict market timing activities. For example, Variable Options may impose restrictions on transfers between Variable Options in an affiliated group if the investment adviser to one or more of the Variable Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, a Variable Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Variable Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Variable Option restrictions and actions taken by the Variable Options’ managers.
This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Voting Privileges
We legally own the Variable Option shares. However, when a Variable Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.
We determine your voting interest in a Variable Option as follows:
•
You can provide voting instructions based on the dollar value of the Variable Option’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.
•
You receive proxy materials and a voting instruction form.

6. Expenses
Contract fees and expenses reduce your investment return and are described here in detail. We set the Contract fees and expenses on the Issue Date and they cannot change.
Base Contract Expenses (Mortality and Expense Risk (M&E) Charge)
The base contract expense is referred to as the “mortality and expense risk charge” in your Contract, or "M&E charge" elsewhere in this prospectus. The M&E charge compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The M&E charge also compensates us for assuming the expense risk that the current charge is less than future Contract administration costs as well as the cost of providing certain features under the Contract. If the M&E charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
Base Contract Expenses (as a percentage of each Variable Option’s net asset value)
Mortality and Expense Risk (M&E) Charge(1)	1.25%
(1)
Upon the death of the Owner, we continue to assess this M&E charge for amounts allocated to the Variable Options under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 10, Death Benefit. If there are multiple Beneficiaries, we continue to assess the M&E charge after receiving the first Valid Claim until complete distribution of the death benefit.
The M&E charge is an annualized rate that reduces the net asset value that we use to calculate each subaccount’s accumulation unit value on each Business Day during the Accumulation Phase. The net asset value is the price of an underlying Variable Option. We do not assess the M&E charge against the Index Options, or during the Annuity Phase.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Optional Benefit Additional Rider Fee
Maximum Anniversary Value Death Benefit
If you have the Maximum Anniversary Value Death Benefit, we deduct an additional 0.20% rider fee from your Contract Value. The rider fee is an annualized rate that we calculate and accrue on a daily basis as a percentage of the Charge Base and deduct quarterly during the Accumulation Phase while your benefit is in effect as follows.
Issue Date	Non-Quarterly Contract Anniversaries	Quarterly Contract Anniversaries*
• The Charge Base is equal to your initial Purchase Payment. • We begin calculating and accruing the daily rider fee, on the day after the Issue Date.
• First we calculate and accrue the daily rider fee,
using the Charge Base. If this is a non-Business
Day we use the Charge Base from the end of the
prior Business Day.
• Then if this is a Business Day we
increase/decrease the Charge Base as follows.
– If we receive an additional Purchase
Payment, we increase the Charge Base by
the dollar amount we receive.
– If you take a partial withdrawal (including any
financial adviser fees that you choose to have
us pay from this Contract), or we deduct
Contract fees and expenses other than the
withdrawal charge, we decrease the Charge
Base by the percentage of Contract Value
withdrawn (including any withdrawal charge).
All withdrawals you take reduce the Charge
Base, even Penalty-Free Withdrawals.

• First we process all daily transactions and
determine your Contract Value. Daily
transactions include any gains/losses due to
Variable Option performance or application of
any Daily Adjustment (or Credit if this is also the
Term End Date), any additional Purchase
Payment, any partial withdrawals you take
(including financial adviser fees that you choose
to have us pay from this Contract and any
withdrawal charge), and deductions we make for
other Contract fees and expenses (including
deduction of the accrued daily rider fee for
the prior quarter). All partial withdrawals you
take reduce the Charge Base, even Penalty-Free
Withdrawals.
– We deduct the accrued rider fee for the prior
quarter on a dollar for dollar basis from the
Contract Value, and proportionately from each
Allocation Option.
• Then we set the Charge Base equal to this
Contract Value and we calculate and accrue the
next quarter’s daily rider fee using the newly set
Charge Base.
* Or the next Business Day if the Quarterly Contract
Anniversary is a non-Business Day.

Example: Contract Value is $125,000; Charge
Base is $127,000; a $10,000 partial
withdrawal (including any withdrawal charge)
would decrease the Charge Base by $10,160.
[($10,000 ÷ $125,000) x $127,000]
Any increase/decrease to the Charge Base
will increase/decrease the daily rider fee we
calculate and accrue on the next day.

Examples of how we calculate the rider fee are included in Appendix E.
We no longer assess the 0.20% additional rider fee once we receive either the first Valid Claim from any one Beneficiary, or due proof of a Determining Life’s death if you and the Determining Life are different individuals and the Determining Life predeceases you. We deduct the final accrued additional rider fee before calculating the death benefit. If you take a full withdrawal or annuitize the Contract, we deduct the final accrued rider fee before processing the withdrawal or calculating Annuity Payments. The additional rider fee compensates us for the risks we assume under the Maximum Anniversary Value Death Benefit.
• When calculating the Maximum Anniversary Value, we deduct all Contract fees and expenses on the Index
Anniversary (including the accrued rider fee if this is also a Quarterly Contract Anniversary) before we capture any annual investment gains. However, we do not treat the deduction of the accrued rider fee as a withdrawal when calculating the Maximum Anniversary Value (see section 10).

• If on a Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day) the Contract Value is less than the accrued rider fee, we deduct your total remaining Contract
Value to cover the accrued rider fee and reduce your Contract Value to zero.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Contract Maintenance Charge (Administrative Expenses)
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
•
During the Accumulation Phase, if the total Contract Value for all Index Advantage NF® Contracts you own is at least $100,000 at the end of the last Business Day before the Contract Anniversary, or if the Contract Value for this single Index Advantage NF® Contract is at least $100,000 on the Contract Anniversary. We determine the total Contract Value for all individually owned Index Advantage NF® Contracts by using the Owner’s social security number, and for non-individually owned Index Advantage NF® Contracts we use the Annuitant’s social security number.
•
During the Annuity Phase if the total Contract Value for all Index Advantage NF® Contracts on the last Business Day before the Annuity Date is at least $100,000.
•
When paying death benefits.
During the Accumulation Phase, we deduct the contract maintenance charge:
•
on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is a non-Business Day), and
•
we deduct it proportionately from each Allocation Option.
If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing your Guaranteed Death Benefit Value. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments we deduct 50% of the contract maintenance charge from each Annuity Payment).
Withdrawal Charge
You can take withdrawals during the Accumulation Phase. A withdrawal charge applies if any part of a withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payments withdrawn (excluding any Penalty-Free Withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract fees and expenses. For withdrawals that are subject to a withdrawal charge, to pay your requested withdrawal amount we deduct more than the amount you request and apply a withdrawal charge to the Purchase Payments deducted. Please see #3 in the following example.
We do not assess a withdrawal charge on Penalty-Free Withdrawals or amounts we deduct to pay Contract expenses, other than the withdrawal charge. Amounts withdrawn to pay financial adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege, and will reduce the Contract Value and Guaranteed Death Benefit Value (perhaps significantly and by more than the amount withdrawn).
Calculating a Withdrawal Charge	Example
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we process withdrawal requests as follows.
You make an initial Purchase Payment of $30,000 and make
another Purchase Payment in the first month of the second
Contract Year of $70,000. In the third month of the third
Contract Year, your Contract Value is $110,000 and you
request a $52,000 withdrawal. We withdraw money and
compute the withdrawal charge as follows.

1. First we withdraw from Purchase Payments that we have had for six or more complete years, which is your Contract’s
withdrawal charge period. This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis dollar for dollar.
1. Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Calculating a Withdrawal Charge		Example
2. Amounts available as a Penalty-Free Withdrawal. This includes partial withdrawals you take during the Accumulation Phase
under the free withdrawal privilege or waiver of withdrawal
charge benefit, and RMD payments you take under our
minimum distribution program. Penalty-Free Withdrawals are
not subject to a withdrawal charge, and they do not reduce the
Withdrawal Charge Basis.

2. Amounts available as a Penalty-Free Withdrawal. You
did not take any other withdrawals this year, so the entire
free withdrawal privilege (10% of your total Purchase
Payments, or $10,000) is available to you without incurring a withdrawal charge.

3. Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract’s withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis
may help reduce the total withdrawal charge because the
charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable
withdrawal charge percentage and then totaling the charges.
These withdrawals reduce the Withdrawal Charge Basis.
The withdrawal charge as a percentage of each Purchase
Payment withdrawn is as follows.

3. Purchase Payments within the withdrawal charge period
on a FIFO basis. The total amount we withdraw from the
first Purchase Payment is $30,000, which is subject to a 7%
withdrawal charge, and you receive $27,900. We determine
this amount as follows:
(amount withdrawn) x (1 – withdrawal charge) = the
amount you receive, or:
$30,000 x 0.93 = $27,900
The total amount we withdraw from the second Purchase
Payment is $15,326, which is subject to an 8% withdrawal
charge, and you receive $14,100. We determine this amount
as follows:
(amount withdrawn) x (1 – withdrawal charge) = the
amount you receive, or:
$15,326 x 0.92 = $14,100

Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0 1 2 3 4 5 6 years or more	8.5% 8% 7% 6% 5% 4% 0%
4. Finally we withdraw any Contract earnings. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.
4. Contract earnings. We already withdrew your requested
amount, so this does not apply.
In total we withdrew $55,326 from your Contract, of
which you received $52,000 and paid a withdrawal
charge of $3,326. We also reduced the 1st Purchase
Payment from $30,000 to $0, and your 2nd Purchase
Payment from $70,000 to $54,674 ($70,000 – $15,326).
Please note that this example may differ from your
actual results due to rounding.

Upon a full withdrawal, we first deduct any final rider fee and contract maintenance charge from your Contract Value before we calculate the withdrawal charge. We then deduct any applicable withdrawal charge from the total remaining Contract Value and send you the remaining amount. For a partial withdrawal we pay you the amount you requested and deduct this amount and any withdrawal charge from the total Contract Value. We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Allocation Option unless you provide us with alternate instructions. If a partial withdrawal occurs on a day that we also deduct the rider fee and/or contract maintenance charge, we deduct these fees and expenses before we calculate and deduct the partial withdrawal and any withdrawal charge from the Contract Value.
The withdrawal charge compensates us for expenses associated with selling the Contract.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Reduction or Elimination of the Withdrawal Charge
We may reduce or eliminate the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. We will implement this withdrawal charge reduction or elimination in a nondiscriminatory manner. For example, if a large group of individuals purchases Contracts or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge when a Contract is sold by a Financial Professional appointed with Allianz Life to any members of his or her immediate family and the Financial Professional waives their commission. We must pre-approve any withdrawal charge reduction or elimination.
• Upon a full withdrawal the free withdrawal privilege is not available to you, and we apply a withdrawal charge against Purchase Payments that are still within the withdrawal charge period, including amounts previously withdrawn under the free withdrawal privilege. On a full withdrawal your Withdrawal Charge Basis may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your
Withdrawal Charge Basis:

– prior Penalty-Free Withdrawals,
– deductions we make for Contract fees and expenses other than the withdrawal charge, and/or
– poor performance.
This also means that upon a full withdrawal you may not receive any money.
• Withdrawals (including any financial adviser fees that you choose to have us pay from this Contract) are subject to ordinary income taxes, and a 10% additional federal tax if you are under age 59 1∕2, and the amount of
Contract Value available for withdrawal is affected by the Daily Adjustment (which can be negative) unless taken on a Term End Date. If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one Daily Adjustment. Please consult with your Financial
Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.

• For tax purposes in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.
Transfer Fee
The first twelve transfers between Variable Options every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. We do not count transfers between the Variable Options and Index Options or reallocation of Index Option Value among the Index Options against the free transfers we allow and these transfers are not subject to a transfer fee. The transfer fee continues to apply under death benefit payment Option B, and with optional payments under death benefit payment Option C as noted in section 10, Death Benefit.
We deduct the transfer fee on a dollar for dollar basis from the amount of Variable Account Value being transferred before allocating the remaining Variable Account Value to your selected Variable Options. We do not treat the deduction of the transfer fee as a withdrawal when computing the Guaranteed Death Benefit Value under the Traditional Death Benefit.
Daily Adjustment Maximum Potential Loss
The Daily Adjustment is how we calculate Index Option Values on days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. If before the Term End Date you take a full or partial withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), execute a Performance Lock, annuitize the Contract, we pay a death benefit, or when we deduct Contract fees and expenses, we calculate the Index Option Value by applying the Daily Adjustment. The Daily Adjustment can be positive or negative. Following is the maximum potential loss associated with the Daily Adjustment.
	Index Precision Strategy and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Premium Tax
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.
Income Tax
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
Variable Option Expenses
Charges deducted from and expenses paid out of the assets of the Variable Options are described in the Variable Options' prospectuses.
These expenses reduce the Variable Options' performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value.

7. Access to Your Money
Your Contract Value is available under the following circumstances:
•
by taking a withdrawal (including financial adviser fees that you choose to have us pay from this Contract; withdrawals under the free withdrawal privilege, systematic withdrawal program, and waiver of withdrawal charge benefit; and for Qualified Contracts only, RMD payments under our minimum distribution program);
•
by taking Annuity Payments; or
•
when we pay a death benefit.
You can take withdrawals during the Accumulation Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.
Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal must be at least $2,000.* Any partial withdrawal that reduces the Contract Value below this minimum will be treated as a full withdrawal. A full withdrawal will cause the Contract and all of its benefits to end.
*
Does not apply to RMD payments under our minimum distribution program.
We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Allocation Option unless you provide us with alternate instructions. The Index Option Value from which a partial withdrawal is deducted during a Term will include any applicable Daily Adjustment.
When you take a full withdrawal of the Contract Value we process your request on the Business Day we receive it in Good Order at our Service Center as follows:
•
total Contract Value including any Daily Adjustment,
•
less any final rider fee and contract maintenance charge, and
•
less any withdrawal charge.
See the Fee Tables and section 6, Expenses for a discussion of the Contract fees and expenses.
A partial or full withdrawal is subject to a withdrawal charge if taken within six years of your last Purchase Payment, and if taken on a day other than a Term End Date we will apply the Daily Adjustment to the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option Values before deducting the withdrawal. A partial withdrawal is not subject to any Contract fees or expenses other than the withdrawal charge, but on a full withdrawal we do deduct any final rider fee and contract maintenance charge. Partial withdrawals (including any withdrawal charge) reduce Contract Value dollar for dollar, and reduce the Guaranteed Death Benefit Value proportionately. The reduction to Contract Value also reduces the following which are based on Contract Value: the likelihood of receiving increases to the Maximum Anniversary Value if the Maximum Anniversary Value Death Benefit is selected, and RMD payments. A full withdrawal will end the Contract and all its benefits.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
• Withdrawals are subject to a withdrawal charge, state and federal taxation, and a 10% additional federal tax if you are under age 59 1∕2, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment
(which can be negative). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.

• Joint Owners: We send one check payable to both Joint Owners and we tax report to each Joint Owner individually.
Tax reporting each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner will be subject to the 10% additional federal tax.

• We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals
(including a full withdrawal), or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AZL Government Money Market Fund subaccount until the fund is liquidated.

Free Withdrawal Privilege
Each Contract Year during the Accumulation Phase, you can withdraw up to 10% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available to you in the next Contract Year. Withdrawals from Purchase Payments that are outside the six year withdrawal charge period are not subject to a withdrawal charge and do not reduce your free withdrawal privilege. RMD payments you take under our minimum distribution program and withdrawals under the waiver of withdrawal charge benefit are not subject to a withdrawal charge, but do reduce your free withdrawal privilege. Amounts we deduct for any financial adviser fees that you choose to have us pay from this Contract also reduce your free withdrawal privilege.
Example
Assume your initial Purchase Payment 10 years ago was $90,000, and you made a second $100,000 Purchase Payment 3 years ago. You take a RMD payment of $1,500 and withdraw $150,000 when the Contract Value is $275,000. The RMD payment is not subject to a withdrawal charge, but reduces the amount available under the free withdrawal privilege to $17,500 (10% x $190,000 total Purchase Payments = $19,000 - $1,500 RMD payment). After the RMD payment, $107,500 is available to you without a withdrawal charge: the initial $90,000 Purchase Payment that is beyond the 6-year withdrawal charge period, and $17,500 remaining free withdrawal privilege. The remaining $42,500 of your requested withdrawal would be subject to a 7% withdrawal charge.
The free withdrawal privilege is not available upon a full withdrawal.
Systematic Withdrawal Program
The systematic withdrawal program can provide automatic withdrawal payments to you during the Accumulation Phase. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. The minimum amount you can withdraw under this program is $100 and there is no maximum. We make systematic withdrawals on the ninth of the month, or the next Business Day if the ninth is a non-Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center before the end of the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at the earlier of your request, or when you withdraw your total Contract Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.
• During the withdrawal charge period, systematic withdrawals in excess of the free withdrawal privilege are subject to a withdrawal charge, ordinary income taxes, and a 10% additional federal tax if you are under age
59 1∕2.

• The systematic withdrawal program is not available while you are receiving RMD payments.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Minimum Distribution Program and Required Minimum Distribution (RMD) Payments
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase. If you have an Inherited IRA Contract or Inherited Roth IRA Contract we generally require you to participate in the minimum distribution program when you purchase this Contract. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We do not consider deductions we make for financial adviser fees that you choose to have us pay from this Contract to be RMD payments. However, Contract Value is one of the components we use to calculate RMD payments, so these deductions may reduce your future RMD payments. We apply the Daily Adjustment to the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option Values if RMD payments are deducted on days other than a Term End Date. We can make payments to you monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. We do not allow you to aggregate RMD payments between this Contract and other qualified contracts that you own for purposes of this program. We make RMD payments on the ninth of the month, or the next Business Day if the ninth is a non-Business Day. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before we process these payments, or your program does not begin until the next month.
We reserve the right to discontinue or modify the minimum distribution program subject to the requirements of law.
• You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.
• The minimum distribution program is not available while you are receiving systematic withdrawals, or if you have a Qualified Contract purchased through a qualified plan.
Waiver of Withdrawal Charge Benefit
After the first Contract Year, if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary, you can take withdrawals and we waive the withdrawal charge. We apply the Daily Adjustment to the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option Values if withdrawals under this benefit are deducted on days other than a Term End Date. This waiver is not available if any Owner was confined to a nursing home on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order for each withdrawal before we waive the withdrawal charge. Withdrawals under this benefit reduce the free withdrawal privilege amount during the Contract Year.
Suspension of Payments or Transfers
We may be required to suspend or postpone transfers or payments for withdrawals for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:
•
the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•
trading on the New York Stock Exchange is restricted;
•
an emergency (as determined by the SEC) exists as a result of which disposal of the Variable Option shares is not reasonably practicable or we cannot reasonably value the Variable Option shares; or
•
during any other period when the SEC, by order, so permits for the protection of Owners.

8. The Annuity Phase
Prior to annuitization, you can take a full withdrawal and receive your total Contract Value (less the withdrawal charge, and final rider fee and contract maintenance charge). If you take a full withdrawal on any day other than a Term Start Date or Term End Date and you have Contract Value in the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, we apply the Daily Adjustment to these Index Option Values before we deduct the final Contract fees and expenses.
Annuity Payments offer a guaranteed lifetime income stream with certain tax advantages and are designed for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

You can request regular periodic fixed Annuity Payments. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we recalculate the Annuity Payments based on the correct age or gender.
Calculating Your Annuity Payments
We base Annuity Payments upon the following:
•
The Contract Value less the final rider fee (if applicable) on the Annuity Date.
•
The age of the Annuitant and any joint Annuitant on the Annuity Date.
•
The gender of the Annuitant and any joint Annuitant where permitted.
•
The Annuity Option you select.
•
Your Contract’s interest rate (or current rates, if higher) and mortality table.
If the Annuity Date is not a Term End Date, Contract Value reflects the Daily Adjustment if you selected Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payment option period that you selected, except as provided under Annuity Option 3. We deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments we deduct 50% of the contract maintenance charge from each Annuity Payment). However, if your Contract Value on the last Business Day before the Annuity Date is at least $100,000 we waive the contract maintenance charge during the Annuity Phase.
Annuity Payment Options
You can choose one of the Annuity Options described below or any other payment option to which we agree. After Annuity Payments begin, you cannot change the Annuity Option, or transfer or withdraw Contract Value.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a minimum guaranteed period that you select.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.
Under Annuity Options 1, 3 and 5, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel Annuity Payments and upon receipt of a Valid Claim we will pay the Contract Value determined on the Annuity Date to surviving individual Owner, or the Beneficiary(s) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant’s death under Annuity Option 2, or the last surviving joint Annuitant's death under Annuity Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
• If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option 2 with ten years of guaranteed monthly payments.
• For Owners younger than age 59 1∕2, Annuity Payments are subject to a 10% additional federal tax.
• For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.
When Annuity Payments Begin
Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the first day of the calendar month following the later of: a) the Annuitant’s 90th birthday, or b) the tenth Contract Anniversary and is stated in your Contract. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the Financial Professional you purchase your Contract through. The earliest available Annuity Date is the second Contract Anniversary.
If on the Annuity Date (which may occur as early as the second Contract Anniversary, or as late as age 100) your
Contract Value is greater than zero, you must annuitize the Contract. We notify you of your available options in writing 60 days in advance, including the option to extend your Annuity Date if available. If on your Annuity Date you have not selected an Annuity Option, we make payments under Annuity Option 2 with ten years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

9. Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Free Withdrawal Privilege	Allows you to withdraw up to 10% of your total Purchase Payments each Contract Year without incurring a withdrawal charge.
• Only available during the Accumulation Phase.
• Not available upon a full withdrawal.
• Unused free withdrawal amounts not available in
future years.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are subject to income taxes,
including a 10% additional federal tax if taken
before age 59  1∕2.

Automatic Investment Plan (AIP)	Allows you to make automatic Purchase Payments by electronic money transfer from your savings, checking, or brokerage account.
• Only available during the Accumulation Phase.
• Not available to certain Qualified Contracts.
• Payments must be on a monthly or quarterly basis.
• Subject to applicable Purchase Payment
restrictions.
• We reserve the right to discontinue or modify the
program.

Optional Reallocation Program for the 1-year Term Index Options	Provides for automatic transfers among the 1-year Term Index Options to help you maintain your selected allocation percentages among these Index Options.	• Only available during the Accumulation Phase. • Not available if you select a 3-year Term Index Option. • We reserve the right to discontinue or modify the program.
Systematic Withdrawal Program	Allows you to take automatic withdrawals from your Contract.
• Only available during the Accumulation Phase.
• Not available while you are participating in
minimum distribution program.
• Program withdrawals may be monthly, quarterly,
semi-annual or annual, unless you have less than
$25,000 in Contract Value, in which case only
annual withdrawals are available.
• Program withdrawals count against free withdrawal
privilege.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are subject to withdrawal
charges and income taxes, including a 10%
additional federal tax if taken before age 59 1∕2.
• We reserve the right to discontinue or modify the
program.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Minimum Distribution Program	Allows you to automatically take withdrawals to satisfy the minimum distribution requirements imposed by the Internal Revenue Code.
• Only available during the Accumulation Phase.
• Only available to IRA or SEP IRA Contracts.
• Generally required for Inherited IRA and Inherited
Roth IRA Contracts.
• Program withdrawals count against free withdrawal
privilege.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are subject to income taxes.
• Program withdrawals may be monthly, quarterly,
semi-annual or annual, unless you have less than
$25,000 in Contract Value, in which case only
annual payments are available.
• We reserve the right to discontinue or modify the
program subject to the requirements of law.

Financial Adviser Fees
If you have a financial adviser and want to pay their
financial adviser fees from this Contract, you can
instruct us to withdraw the fee from your Contract
and pay it to your Financial Professional or Financial
Professional’s firm as instructed.

• Only available during the Accumulation Phase.
• Financial adviser fees are in addition to the
Contract’s fees and expenses.
• Deductions for financial adviser fees are treated as
withdrawals under the Contract.
• Program withdrawals count against free withdrawal
privilege.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are subject to withdrawal
charges and income taxes, including a 10%
additional federal tax if taken before age 59  1∕2.
• We reserve the right to discontinue or modify the
program.
• See section 1 for an example of how deduction of
financial adviser fees impact the Contract.

Waiver of Withdrawal Charge Benefit	Waives withdrawal charges if you become confined to a nursing home.
• Only available during the Accumulation Phase.
• Confinement must be for at least 90 consecutive
days.
• Requires physician certification.
• Not available if any Owner was confined to a
nursing home on the Issue Date.
• Program withdrawals count against free withdrawal
privilege.
• Program withdrawals may be subject to negative
Daily Adjustments.
• Program withdrawals are not subject to withdrawal
charges, but are subject to income taxes, including
a 10% additional federal tax if taken before age
59 1∕2.
• State variations may apply.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Traditional Death Benefit
Provides a death benefit equal to the greater of the
Contract Value, or Guaranteed Death Benefit Value.
The Guaranteed Death Benefit Value is total
Purchase Payments adjusted for withdrawals.
An example of the death benefit provided by the
Traditional Death Benefit is included in section 10,
Death Benefit.
An example of how deduction of financial adviser
fees impact the death benefit is included in section 1.

• Benefit only available during the Accumulation
Phase.
• Withdrawals, including any negative Daily
Adjustments, may significantly reduce the benefit
as indicated in section 1, Financial Adviser Fee
Deduction Example.
• Restrictions on Purchase Payments may limit the
benefit.
• Annuitizing the Contract will end the benefit.

Performance Lock
Allows you to capture the current Index Option Value
during the Term for an Index Option with the Index
Precision Strategy, Index Guard Strategy, or Index
Performance Strategy. Can help eliminate doubt
about future Index performance and possibly limit the
impact of negative performance.
A Performance Lock example is included in section
4, Valuing Your Contract — Performance Locks.

• Available during the Accumulation Phase.
• Not available with the Index Protection Strategy
Index Options.
• Performance Locks must be executed before the
Term End Date.
• If a Performance Lock is executed, the locked
Index Option will no longer participate in Index
performance (positive or negative) for the
remainder of the Term, and will not receive a
Performance Credit on the Term End Date.
• You will not know your locked Index Option Value
in advance.
• The locked Index Option Value will reflect a Daily
Adjustment.
• If executed when Daily Adjustment has declined,
will lock in any loss.
• Can be executed only once each Term for each
Index Option.
• Cannot be executed for only a portion of the Index
Option Value.
• Deductions (e.g. withdrawals, fees) decrease the
locked Index Option Value.
• Cannot transfer locked Index Option Value until the
Term End Date, except when exercised for a
3-year Index Option, provided the Lock Date
occurs on or before the second Index Anniversary
of a 3-year Term.
• We will not provide advice or notify you
regarding whether you should execute a
Performance Lock or the optimal time for doing
so.
• We will not warn you if you execute a
Performance Lock at a sub-optimal time.
• We are not responsible for any losses related
to your decision whether or not to execute a
Performance Lock.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Maximum Anniversary Value Death Benefit
Provides a death benefit equal to the greater of
the Contract Value, or Guaranteed Death Benefit
Value. The Guaranteed Death Benefit Value is
the Maximum Anniversary Value.
An example of the death benefit provided by the
Maximum Anniversary Value Death Benefit, and
calculation of the Maximum Anniversary Value is
included in section 10, Death Benefit.
An example of how deduction of financial adviser
fees impact the death benefit is included in
section 1.
0.20% (as a percentage of the Charge Base)
• Must be age 75 or younger to elect.
• Can only be added to a Contract at issue.
• Replaces the Traditional Death Benefit if
elected.
• Benefit cannot be removed from the Contract.
• Only available during the Accumulation Phase.
• Withdrawals, including any negative Daily
Adjustment, may significantly reduce the
benefit as indicated in section 1, Financial
Adviser Fee Deduction Example.
• Withdrawals reduce the likelihood of lock in.
• Restrictions on Purchase Payments may limit
the benefit.
• Annuitizing the Contract will end the benefit.

10. Death Benefit
“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The Contract provides the Traditional Death Benefit, the standard death benefit, for no additional charge. If available, you can instead select the optional Maximum Anniversary Value Death Benefit at Contract issue for an additional rider fee if all Owners and the Annuitant are age 75 or younger. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they may be equal. Please discuss this benefit’s appropriateness with your Financial Professional. The death benefit is the greater of the Contract Value, or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit.
The death benefit is only available during the Accumulation Phase. If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, each Beneficiary receives an equal share.
Each Beneficiary’s portion of the death benefit remains in the Allocation Options based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. If there is Variable Account Value in the AZL Government Money Market Fund awaiting transfer to the Index Options on the date of death, it remains there until the the next Index Anniversary. However, if before the next Index Anniversary we receive a Valid Claim and death benefit payment Option A, or Annuity Payments under death benefit payment Option C is selected, we transfer the Variable Account Value on the date we receive the Valid Claim. If an Index Anniversary occurs before we receive a Valid Claim, we will transfer that Beneficiary’s portion of the Variable Account Value destined for the Index Options based on the Purchase Payment default instructions that were in effect on the date of death.
From the time we determine the death benefit until we make a complete distribution, any amount in the Allocation Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
On the first death of a Determining Life during the Accumulation Phase, if your selected death benefit is in effect your Beneficiary(s) will receive the greater of the Contract Value or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. For example, assume total Purchase Payments are $90,000, you take no withdrawals, the highest Contract Value on any Index Anniversary (the Maximum Anniversary Value) is $105,000, and the current Contract Value is $100,000. The death benefit for the Traditional Death Benefit is the $100,000 Contract Value, and for the Maximum Anniversary Value Death Benefit it is the $105,000 Maximum Anniversary Value.
If the date we are determining the death benefit is not the Term End Date and you selected the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, the Contract Value reflects the Daily Adjustment. Withdrawals you take reduce your Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any withdrawal charge), determined at the end of each Business Day. All withdrawals you take reduce the Guaranteed Death Benefit Value and Contract Value, even Penalty-Free Withdrawals, and financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees and expenses. Deductions for Contract fees and expenses will, however, decrease the Contract Value by the dollar amount withdrawn and reduce the likelihood of receiving increases to the Maximum Anniversary Value. In addition, because the death benefit is the greater of Contract Value, or the Guaranteed Death Benefit Value, deductions we make for Contract fees and expenses may reduce the death benefit available to your Beneficiaries.
Examples of the impact of withdrawals for financial adviser fees that you choose to have us pay from this Contract on the death benefit are included in section 1.
Maximum Anniversary Value
The Maximum Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. At the end of each Business Day, we adjust the Maximum Anniversary Value as follows.
•
We increase it by the dollar amount of any additional Purchase Payments.
•
We reduce it by the percentage of any Contract Value you withdraw (including any withdrawal charge).
If the Index Effective Date occurs after the Issue Date, the Maximum Anniversary Value on the Index Effective Date is calculated in the same way as on an Index Anniversary.
On each Index Anniversary before the end date (or on the next Business Day if the Index Anniversary is not on a Business Day) the Maximum Anniversary Value is equal to the greater of:
•
its current value after processing any additional Purchase Payments, or withdrawals you take (including any withdrawal charge), or
•
the Contract Value determined at the end of the Business Day after we process all daily transactions including Credits, any additional Purchase Payments, withdrawals you take including any withdrawal charges, and deductions we make for other Contract fees and expenses. Contract Value reflects the Daily Adjustment for a 3-year Term Index Option for which this anniversary is not a Term End Date. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees or expenses decrease the Contract Value and reduce the likelihood of receiving increases to the Maximum Anniversary Value.
On and after the end date, we no longer make this comparison and we no longer capture any annual investment gains in the Maximum Anniversary Value.
The end date occurs on the earliest of:
•
the older Determining Life’s 91st birthday, or
•
the end of the Business Day we receive the first Valid Claim from any one Beneficiary.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Example
	Contract Value	Maximum Anniversary Value
Issue Date	$ 100,000	$ 100,000
1st Index Anniversary	$ 110,000	$ 110,000
2nd Index Anniversary	$ 95,000	$ 110,000
3rd Index Anniversary	$ 105,000	$ 110,000
4th Index Anniversary	$ 120,000	$ 120,000

•
On the Issue Date the Maximum Anniversary Value is equal to the initial Purchase Payment of $100,000.
•
On the 1st Index Anniversary the Contract Value is greater than the Maximum Anniversary Value, so the Maximum Anniversary Value increases to equal the Contract Value of $110,000.
•
On the 2nd and 3rd Index Anniversaries the Contract Value is less than the Maximum Anniversary Value, so we neither increase nor decrease the Maximum Anniversary Value. The Maximum Anniversary Value will stay at $110,000 until the Contract Value on an Index Anniversary is greater than this amount or you make an additional Purchase Payment (either of which will increase the Maximum Anniversary Value), or you take a withdrawal (which will decrease the Maximum Anniversary Value).
•
On the 4th Index Anniversary the Contract Value is greater than the Maximum Anniversary Value, so the Maximum Anniversary Value increases to equal the Contract Value of $120,000.
What Happens Upon Death?
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation, we determine the Guaranteed Death Benefit Value at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of the:
•
Guaranteed Death Benefit Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or
•
Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
If you and the Determining Life (Lives) are different individuals and do not die simultaneously as defined by applicable state law or regulation, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
•
If a Determining Life dies before you, we do not pay a death benefit to the Beneficiary(s) but we may increase the Contract Value if the Traditional Death Benefit or Maximum Anniversary Value Death Benefit are still in effect. At the end of the Business Day we receive due proof of a Determining Life’s death we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater, and your selected death benefit ends. We allocate any Contract Value increase to the Allocation Options according to your Purchase Payment default instructions.
•
Upon your death your Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive each Beneficiary’s Valid Claim.
The Traditional Death Benefit and Maximum Anniversary Value Death Benefit end upon the earliest of the following.
•
The Business Day before the Annuity Date.
•
The Business Day that the Guaranteed Death Benefit Value and Contract Value are both zero.
•
Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation.
•
Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life’s death if you and the Determining Life (Lives) are different individuals and do not die simultaneously as defined by applicable state law or regulation.
•
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.
•
The Business Day the Contract ends.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

We base the Guaranteed Death Benefit Value on the first death of a Determining Life (or Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract:

• the Guaranteed Death Benefit Value is no longer available, and
• if you selected the Maximum Anniversary Value Death Benefit, we no longer assess its 0.20% rider fee.
Also, if you and the Determining Life (Lives) are different individuals and you die first, the Guaranteed Death Benefit Value is not available to your Beneficiary(s).
Death of the Owner and/or Annuitant
The Appendix A to the Form N-4 SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
Death Benefit Payment Options During the Accumulation Phase
Each Beneficiary must select one of the death benefit payment options listed below.
If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.
Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. However, spousal continuation is not available if this is an Inherited IRA, or Inherited Roth IRA. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For Qualified Contracts purchased through a qualified plan and non-individually owned Contracts, spousal continuation is only available to Qualified Contracts through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and your selected death benefit ends. We allocate any Contract Value increase to the Allocation Options according to Purchase Payment default instructions. If the surviving spouse continues the Contract:
•
he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries;
•
he or she is subject to any remaining withdrawal charge; and
•
upon the surviving spouse’s death their Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Death Benefit Payment Options
The following applies to Non-Qualified Contracts. Different rules may apply to Qualified Contracts. For more information, please see section 11, Taxes – Distributions Upon the Owner’s Death (or Annuitant’s Death if the Owner is a Non-Individual).
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Allocation Options and is subject to a transfer fee and a 1.25% M&E charge for any amounts allocated to the Variable Options.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options 1, 2, or 5. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy under which the Beneficiary can continue to make transfers between Allocation Options and is subject to a transfer fee and a 1.25% M&E charge for any amounts allocated to the Variable Options.
Distribution from Non-Qualified Contracts under Option C must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Code.

11. Taxes
This section provides a summary explanation of the tax ramifications of purchasing a Contract. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.
Annuity Contracts in General
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Code for annuities.
There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified. Generally any taxable distribution is subject to federal income tax and any applicable state income tax at ordinary income tax rates (instead of capital gains rates).
You can purchase either a Qualified Contract or a Non-Qualified Contract.  If you do not purchase one of the various types of Qualified Contracts described in this section, the Contract is referred to as a Non-Qualified Contract.
This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
Qualified Contracts
If you purchase the Contract as an IRA, Roth IRA, SEP IRA, Inherited IRA, Inherited Roth IRA, or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to certain restrictions under the Code, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it appropriate for an IRA or qualified retirement plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.
We may issue the following types of Qualified Contracts to an individual. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earliest of the establishment of the IRA, or their purchase.
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IRA (traditional IRA). Section 408 of the Code permits eligible individuals to fund IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. Contributions must be made in cash. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over on a tax-deferred basis into an IRA.
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Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash. The limit on the amount contributed to a Roth IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over (conversion) into a Roth IRA.
Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

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SEP IRA. Employers may establish SEP IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
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Inherited IRA and Inherited Roth IRA. The Code permits beneficiaries of investments that were issued under qualified retirement plans or IRAs to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA or Inherited Roth IRA). If you purchase this Contract as a transfer from another carrier, you will become the Owner of the new Inherited IRA or Inherited Roth IRA Contract. The ownership of this Contract will also reflect the name of the deceased previous owner. Once an Inherited IRA or Inherited Roth IRA is established, no further Purchase Payments can be made. We may choose not to allow this Contact to be purchased as an Inherited IRA or Inherited Roth IRA.
We may issue the following type of Qualified Contract to a qualified retirement plan.
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Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. Participant loans are not allowed under the Contracts purchased in connection with these plans.
If the Contract is purchased for a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory, plan administrator, or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of holding an annuity within a plan.  Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some retirement plans that are funded on a periodic basis. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants, and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. We may choose not to allow pension or profit-sharing plans to purchase this Contract.
Summary of Individuals and Entities That Can Own a Qualified Contract
Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can own the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
SEP IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans
A qualified retirement plan is the Owner and the Annuitant must be an individual who is a participant in the plan. If the qualified retirement plan is a defined benefit plan, the individual must be the only participant in the plan.
We may determine which types of qualified retirement plans are eligible to purchase this
Contract.

Inherited IRA and Inherited Roth IRA	Must have the same individual as Owner and Annuitant. The deceased owner of the previously held tax-qualified arrangement will also be listed in the titling of the Contract.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Non-Qualified Contracts
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code.  There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Non-Qualified Contracts Owned by Non-Individuals
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and any Contract earnings may be taxable every year.
Taxation of Withdrawals
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.
Section 72 of the Code governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until a distribution occurs, either in the form of withdrawals or as Annuity Payments.
For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis, which means the withdrawal is fully taxable, except for qualified distributions from Roth IRAs and IRAs where you have separately tracked and reported any after-tax contributions that you have made.
For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract’s cost basis). The withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1∕2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to taxation. Please be aware that each Roth IRA conversion has its own five year holding period requirement for purposes of determining if the 10% additional federal tax described below applies.
10% Additional Federal Tax
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 are subject to a 10% additional federal tax unless an exception applies. The exceptions are different for Qualified Contracts and Non-Qualified Contracts, and are also different for IRAs and qualified plans. If the Contract is jointly owned, we send one check payable to both Joint Owners and we tax report to each Joint Owner individually. Tax reporting to each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner will be subject to the 10% additional federal tax.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Exceptions to the 10% Additional Federal Tax for Qualified Contracts
1)
distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1∕2;
2)
distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)
distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)
distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)
distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)
distributions made on account of an IRS levy upon the Qualified Contract;
7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)
distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)
distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)
distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);
11)
distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period;
12)
distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000);
13)
distributions that are qualified disaster recovery distributions;
14)
distributions due to having a terminal illness;
15)
distributions that are emergency personal expense distributions up to $1,000 after December 31, 2023; and
16)
distributions that are eligible distributions as a domestic abuse victim, not to exceed the lesser of $10,000 or 50% of the IRA or qualified plan vested benefit value, after December 31, 2023.
With respect to (12) through (16) above, a qualified birth or adoption distribution, a qualified disaster recovery distribution, a terminal illness distribution, an emergency personal expense distribution and an eligible distribution as a domestic abuse victim may each be repaid any time within the 3-year period from the date the distribution was received in one or more contributions into an IRA or qualified retirement plan (if you are eligible to make a contribution to the qualified retirement plan). The repayment contribution will be treated as a rollover into the IRA or qualified retirement plan.
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal, or prior to January 1, 2024, a partial transfer, or partial rollover taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
For 2020 only, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, permitted corona-virus related distributions from Qualified Contracts and IRAs up to an aggregate amount of $100,000. This type of distribution was an exception to the 10% additional federal tax. To qualify for the distribution, generally you, your spouse, or dependent had to have been diagnosed with the virus, or you had to have been affected economically in certain ways because of the virus. The tax associated with the distributions may be paid ratably over three years, beginning with the 2020 tax year. The CARES Act also allows you to recontribute the amount you withdrew to an eligible retirement plan (to which you can make a rollover contribution) in one or more payments within three years.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Exceptions to the 10% Additional Federal Tax for Non-Qualified Contracts
1)
paid on or after you reach age 59 1∕2;
2)
paid after you die;
3)
paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)
paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)
paid as annuity payments under an immediate annuity; or
6)
that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal or prior to January 1, 2024, a partial 1035 exchange taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Non-Qualified Annuity Medicare Tax
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) This tax does not apply to distributions from Qualified Contracts. Please consult a tax adviser for more information.
Payments for Financial Adviser Fees
Any financial adviser fees that you choose to have us pay from this Contract to your Financial Professional or Financial Professional's firm may result in a taxable distribution. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
RMDs From Qualified Contracts
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 73. If you reached age 70 1∕2 on or before December 31, 2019, then age 70 1∕2 applies instead of age 73. If you reached age 72 on or before December 31, 2022, then age 72 applies instead of age 73. If you reach age 74 after December 31, 2032, then age 75 applies instead of age 73. Under a qualified plan or 403(b), the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach the age noted for IRAs above or retire.
Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 25% excise tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.
Diversification
Code Section 817(h) and accompanying Treasury Department Regulations imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend to manage all available Index Options, and we intend that all Variable Options be managed by the investment advisers so that they comply with these diversification standards.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among available Variable Options, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
Taxation of Annuity Payments
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable.
Generally, Annuity Payments from Qualified Contracts are fully taxable unless you have separately tracked and reported any after-tax contributions that you have made. Annuity Payments that are qualified distributions from Roth IRAs are federal income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
Distributions Upon the Owner’s Death (or Annuitant’s Death If the Owner Is a Non-individual)
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death.
These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.
However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Upon death of an Owner of a Qualified Contract, the Setting Every Community Up for Retirement (SECURE) Act (contained within the Further Consolidated Appropriations Act enacted December 20, 2019) made significant changes to the payment options available to Beneficiaries of Owners who die on or after January 1, 2020. The rules discussed below reference IRA Contracts, but similar rules also apply to qualified retirement plans. With some exceptions, IRA Beneficiaries must receive their entire death benefit by December 31 following the tenth anniversary of the IRA Owner’s death.
The payment options for IRA Beneficiaries differ depending on several factors, including whether a Beneficiary is an Eligible Designated Beneficiary (EDB). An EDB includes any Beneficiary of the deceased IRA Owner who at time of death is: 1) the surviving spouse, 2) an individual not more than ten years younger than the IRA Owner, 3) a minor child of the IRA Owner, 4) a chronically ill individual, or 5) disabled individual. EDB status is determined at the IRA Owner’s death.
If you are an EDB, then you can begin RMD payments based on your single life expectancy (“stretch payments”) in the year following the deceased Owner’s death. You must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death (but see the exception for a spouse beneficiary below). If you are an EDB that elected to receive payments over your life expectancy, once you die, then your beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of your death. Proposed Treasury regulations would also require your beneficiary in certain circumstances to continue stretch payments during this 10-year period.
For a minor child Beneficiary, the payments based on life expectancy may continue only until the minor child reaches the age of majority (age 21 or the age specified in Treasury Regulations). The minor child Beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of reaching the age of majority.
If you were the spouse Beneficiary of the deceased Owner’s IRA Contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 73 (age 75 if your spouse would have reached age 74 after December 31, 2032). Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, you must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
If you are a designated Beneficiary (generally an individual), but are not an EDB, the entire death benefit must be distributed by December 31 after the tenth anniversary of the IRA Owner’s death. If you die before the end of the ten-year period and the entire death benefit has not been distributed, your beneficiary must receive the entire death benefit by the same date you would have been required to receive the death benefit. Proposed Treasury regulations would require you to receive a RMD each year if the Owner died on or after their required beginning date.
If the Beneficiary of the IRA Contract is a trust, current Treasury Regulations provide “see-through” treatment for trusts that meet certain requirements. If such treatment applies, the beneficiaries of the trust, rather than the trust itself will be treated as having been designated as beneficiaries of the IRA Contract for purposes of determining the distribution period for RMD payments. Due to the changes made by SECURE, there is uncertainty regarding which distribution options are available when a trust is the Beneficiary of an IRA Contract. Proposed Treasury regulations provide some additional information. Further clarification of situations involving trust Beneficiaries is expected to be provided when the Treasury Department finalizes proposed regulations. Individuals are encouraged to seek guidance from their own tax professional or legal counsel to determine how these new rules apply to their particular situation.
If the IRA Beneficiary is not a “designated beneficiary” (e.g., beneficiary is an estate, charity, or a trust that does not meet the requirements for “see-through” treatment), then the payment options are unchanged by the SECURE Act. If the IRA Owner had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then these IRA Beneficiaries must receive their entire death benefit by December 31 following the fifth anniversary of the IRA Owner’s death. Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, these IRA Beneficiaries can begin RMD payments based on the single life expectancy of the Owner in the year of the deceased Owner’s death, reduced by one. These Beneficiaries must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
The SECURE Act impacts situations when the IRA Owner died before January 1, 2020 and the Beneficiary had elected stretch payments. In this situation, the stretch payments can continue to the Beneficiary, but once that Beneficiary dies, the

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

successor beneficiary must receive any remaining death benefit by December 31 following the tenth anniversary of the original Beneficiary’s death. Proposed Treasury regulations would require the successor beneficiary to receive a RMD payment each year.
The SECURE Act may limit the annuitization options that a Beneficiary may elect at the IRA Owner’s death to comply with the new death benefit payment rules. Also, if an IRA Owner elected an annuitization option and then dies, action may be needed by the Beneficiary if any remaining Annuity Payments do not comply with the new death benefit payment rules for a Beneficiary.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.
Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
•
you might have to pay a withdrawal charge on your previous contract,
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there is a new withdrawal charge period for this Contract,
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other fees and expenses under this Contract may be higher (or lower),
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the benefits may be different, and
•
you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale.
Multiple Non-Qualified Contracts Purchased In the Same Year By the Same Owner
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before requesting a distribution if you purchased more than one Non-Qualified Contract in any calendar year period.
Assignments, Pledges and Gratuitous Transfers
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The Contract will not qualify for tax deferral while the assignment or pledge is effective. Qualified Contracts generally cannot be assigned, pledged, or transferred to another individual. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Non-Qualified Contract (an ownership change) without adequate consideration to a person other than their spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis at the time of transfer. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income. An Owner should consult a tax adviser before requesting an assignment, transfer, or pledge.
Income Tax Withholding
Any part of a distribution that is taxable to the Owner or Beneficiary is subject to federal and/or state income tax withholding. Generally, we withhold amounts from Annuity Payments at the same rate as wages, and we withhold 10% from non-periodic payments, such as withdrawals. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Certain distributions from retirement plans qualified under Code Section 401 that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
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RMDs; or
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any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
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hardship withdrawals.
Plan participants should consult a tax adviser regarding income tax withholding requirements.
Federal Estate Taxes
While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

12. Other Information
The Registered Separate Account
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the Variable Options' shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Variable Option.
We own the assets of the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The Separate Account’s assets are insulated, so that the assets cannot be used to pay any of our liabilities, other than those arising from the investment of Contract assets in the Variable Options.
If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses. The obligations under the Contracts are obligations of Allianz Life. We are obligated to pay all amounts promised to investors under the Contracts.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Our General Account
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts, including obligations associated with the death benefit. Contract Value that you apply to Annuity Payments becomes part of our general account.
Our Unregistered Separate Account
We hold the assets you allocate to the Index Options in Separate Account IANA, which we established under Minnesota Insurance Law for the purpose of supporting our obligations to pay Credits. We invest the assets in Separate Account IANA in hedging instruments, including derivative hedging instruments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors. An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANA. In addition, neither the Owner nor these Index Options participate in any way in the performance of assets held in Separate Account IANA.
Distribution
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including:
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overhead,
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legal fees,
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accounting fees,
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Financial Professional training,
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compensation for the ALFS management team, and
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other expenses associated with the Contracts.
Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell the Contracts on a retail basis. Rather, ALFS enters into selling agreements with other broker-dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 6% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 6% of Purchase Payments.
The following table shows the aggregate dollar amount of underwriting commissions paid to ALFS for each of the Allianz Life’s last three fiscal years. The underwriter did not retain any part of the commissions.
	2020	2021	2022
Commission paid	$ 26,617,099.91	$ 31,835,148.47	$27,732,254.08

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

We and/or ALFS may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.
A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your Contract.
Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and expenses imposed under the Contract.
Broker-dealers and their Financial Professionals and managers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.
In certain instances, we and/or ALFS may make payments to a broker-dealer for inclusion of this Contract in its list of products that it offers for sale.
We and/or ALFS may pay certain selling firms additional marketing support allowances for:
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marketing services and increased access to their Financial Professionals;
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sales promotions relating to the Contracts;
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costs associated with sales conferences and educational seminars;
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the cost of client meetings and presentations; and
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other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker-dealer firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker-dealer affiliates of Variable Options that are available through the annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
The Variable Options may assess a Rule 12b-1 fee. These fees are paid to ALFS as consideration for providing distribution and certain other services and incurring certain expenses permitted under the Variable Option’s plan. These fees typically equal 0.25% of a Variable Option’s average daily net assets for the most recent calendar year.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of a Variable Option may make payments for administrative services to ALFS or its affiliates.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
Additional Credits for Certain Groups
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.
Administration/Allianz Service Center
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
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issuance and maintenance of the Contracts,
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maintenance of Owner records, and
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routine customer service including:
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processing of Contract changes,
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processing withdrawal requests (both partial and total), and
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processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Variable Options, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Legal Proceedings
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
Status Pursuant to Securities Exchange Act of 1934
Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

13. Information on Allianz Life
Allianz Life is a stock life insurance company organized under the laws of the State of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We are a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer fixed index annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia.
Directors, Executive Officers and Corporate Governance
BOARD OF DIRECTORS
The Board currently consists of eight members, including our Chair, our President and Chief Executive Officer, our Chief Financial Officer and Treasurer, four independent outside board members, and one non-independent board member. Age and positions are provided as of December 31, 2022, except as otherwise noted.
The Board holds regular quarterly meetings, generally in February, April/May, July/August, and October/November of each year, and holds special meetings or takes action by unanimous written consent as circumstances warrant. There was also one special joint meeting of the board held in 2022 with the Board of Directors of Allianz Life Insurance Company of New York, the Company’s subsidiary. The Board has standing Executive, Audit, and Nomination, Evaluation and Compensation Committees, each of which is described in further detail below.
The current members of our Board are as follows.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Andreas G. Wimmer
Director and Chair of the Board
Andreas G. Wimmer, age 48, joined Allianz Life January 1, 2022 and currently serves as the Chair of the Board of Directors and Chair of its Executive Committee. Mr. Wimmer also serves as a Member of the Board of Management of Allianz SE since October 2021. Mr. Wimmer served as the Chief Executive Officer of Allianz Lebensversicherungs-AG from January 2020 to March 2022 and as a Member of the Board of Management of Allianz Deutschland AG from January 2020 to October 2021, respectively. Mr. Wimmer previously served as a member of the Board of Management, Corp. Clients of Allianz Lebensversicherungs-AG from 2015 to 2019. Mr. Wimmer also previously served as a Member of the Supervisory Board of IconicFinance GmbH from April 2021 to January 2022. Mr. Wimmer has held several other positions with Allianz affiliates.
Mr. Wimmer brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management, including serving as a Member of the Board of Management of Allianz SE, Asset Management, US Life Insurance.
Jasmine M. Jirele
Director, President, and Chief Executive Officer
Jasmine M. Jirele, age 45, joined Allianz Life in 2018 and currently serves as the President and Chief Executive Officer and a member of the Board of Directors and its Executive Committee effective September 1, 2021. Ms. Jirele also serves as the Chair of the Board and the Chief Executive Officer of Allianz Life of New York and as the Chair of its Executive and Conflicts of Interest Committees. She also serves as the Chair of the Board of AZOA Services Corporation and as the Chair of its Shared Plans Management Committee. Ms. Jirele also serves as a Governor of Allianz Investment Management U.S. LLC, and as a Director of Allianz Australia Life Insurance Holdings Limited, Allianz Australia Life Insurance Limited and Allianz Australia Life Policy Services Pty Limited, respectively.
Previously, Ms. Jirele was the Senior Vice President, Chief Growth Officer of Allianz Life from October 2018 to September 2021. In that role, Ms. Jirele was responsible for the oversight of new business strategy, product innovation, marketing, and corporate communications. Previously, Ms. Jirele was a Governor of Allianz Strategic Investments, LLC from January to October 2021 and a Governor of Allianz Individual Insurance Group, LLC and TruChoice Financial Group, LLC from September 2021 to November 2022, respectively. She was previously a Governor of Allianz Investment Management LLC from January 1, 2021 to February 15, 2022. Ms. Jirele was also the President of AZOA Services Corporation from September 2021 to March 2022. Prior to that, Ms. Jirele was the Executive Vice President, Head of Customer Excellence at Wells Fargo Consumer Bank/Consumer Auto.
Ms. Jirele brings to the Board extensive operations, product innovation, marketing and communications, growth strategy and insurance industry experience.
William E. Gaumond
Director, Senior Vice President, Chief Financial Officer and Treasurer
William E. Gaumond, age 49, joined Allianz Life in 2004 and currently serves as Senior Vice President, Chief Financial Officer and Treasurer, and as a member of the Board of Directors since January 1, 2016. Mr. Gaumond also serves as a Director of Allianz Life of New York, and as its Chief Financial Officer and Treasurer and as a member of its Executive Committee and Chair of Finance Committee, respectively.
Mr. Gaumond also serves as the Chief Financial Officer of Allianz Foundation for North America since March 2016. He also serves as a Governor of Allianz Life Financial Services, LLC, Allianz Investment Management U.S. LLC, and Allianz Strategic Investments, LLC, respectively. Mr. Gaumond also serves as a Director and President of Allianz Fund Investments, Inc., AZL PF Investments, Inc., and Dresdner Kleinwort Pfandbriefe Investments II, Inc., respectively.
Mr. Gaumond also serves as a Director and President of AZOA Services Corporation and PHP Holdings, Inc., respectively. He is also a Director of Questar Agency, Inc., Questar Capital Corporation, Yorktown Financial Companies, Inc., and Allianz Technology of America, Inc., respectively. Mr. Gaumond also serves as Director of Allianz of America, Inc., and as its Executive Vice President. He also serves as a Director of Allianz Finance Corporation, and as its Chief Financial Officer and Treasurer.
Mr. Gaumond previously served as a Director of Questar Asset Management, Inc. from January 2016 to September 2021, and as a Governor of Allianz Individual Insurance Group, LLC and TruChoice Financial Group, LLC from January 2018 to November 2022, respectively. Mr. Gaumond previously served as the Interim Controller for Allianz Life and Allianz

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Life of New York, the Interim Treasurer for Allianz Foundation for North America, from October 2022 through March 2023. Mr. Gaumond also served as the interim Vice President, Controller and Assistant Treasurer and a Director of Allianz Life Insurance Company of Missouri until April 2023. Mr. Gaumond is responsible for all finance and risk management functions, with oversight of the controller, financial planning, treasury, and corporate risk management areas.
Mr. Gaumond brings to the Board extensive financial services, investment, and insurance industry experience, including serving as Chief Financial Officer and Treasurer of Allianz Life and Allianz Life of New York.
Udo Frank
Director
Udo Frank, age 63, joined Allianz Life’s Board of Directors on May 1, 2015 and also serves as the Lead Independent Director, the Chair of its Audit Committee and as a member of its Nomination, Evaluation and Compensation Committee and its Executive Committee. Mr. Frank has over 30 years of experience in the financial services and insurance industries. Mr. Frank worked for various Allianz SE investment and asset management affiliates from 1994 to 2014, including serving in numerous executive positions. In 2001, Mr. Frank was appointed as the Global Chief Executive Officer of RCM Capital Management, LLC. In 2012, he was appointed the Head of Product Management and Chief Marketing Officer of Allianz Global Investors – U.S.
Mr. Frank brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management.
Kevin E. Walker
Director
Kevin E. Walker, age 60, joined Allianz Life’s Board of Directors on May 23, 2017, and also serves as a member of its Audit Committee and Chair of its Nomination, Evaluation and Compensation Committee. Mr. Walker also serves as a Director of Allianz Life of New York, and as a member of its Audit and Evaluation Committee and its Executive Committee, respectively. Mr. Walker also serves as the Chair and Director of Allianz Reinsurance America, Inc., and is a member of its Audit Committee and Executive Committee. Mr. Walker has over 30 years of insurance and financial services experience. Mr. Walker served at various Allianz affiliates throughout his career, most recently as the President and Chief Executive Officer of Allianz Reinsurance America, Inc. from 2015 to 2016. Mr. Walker has also served as a director and officer for several other Allianz affiliates.
Mr. Walker brings to the Board extensive experience in the insurance industry, as well as extensive experience in finance and operations.
Walter R. White
Director
Walter R. White, age 66, joined Allianz Life in 2009 and served as an Allianz Life Board member since January 1, 2012. Mr. White also currently serves as a member of its Audit Committee and its Nomination, Evaluation and Compensation Committee since May 2022. Previously, Mr. White served as the President, Chief Executive Officer, and member of the Executive Committee of Allianz Life from January 1, 2012 to September 1, 2021; and then as Senior Advisor through December 31, 2021. Mr. White also previously served as the Chair of the Board and the Chief Executive Officer, Chair of the Executive Committee and Chair of the Conflict of Interest Committee of Allianz Life of New York, and as a Board member and the President of AZOA Services Corporation and served as the Chair of its Shared Plans Management Committee. Mr. White also served as a Governor of Allianz Individual Insurance Group, LLC, Allianz Investment Management LLC, Allianz Investment Management U.S. LLC, and TruChoice Financial Group, LLC, respectively. In addition, Mr. White previously served as a Director of Questar Capital Corporation and Questar Agency, Inc.
Mr. White brings to the Board extensive financial services and brokerage experience as well as key strategic planning and leadership skills developed as the former President and Chief Executive Officer of Allianz Life and the former President of Woodbury Financial.
Howard E. Woolley
Director
Howard E. Woolley, age 65, joined Allianz Life’s Board of Directors on May 1, 2020 and is a member of its Audit Committee and its Nomination, Evaluation and Compensation Committee. In 2015, Mr. Woolley formed Howard Woolley Group LLC, a strategic business and public policy firm serving leading technology and wireless industry clients, and serves as its President. He is a leader in the field of regulatory risk management, public policy, and government affairs.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Mr. Woolley is an NACD Leadership Fellow and an international member of the Australian Institute of Company Directors. Mr. Woolley serves on the board of directors and a member of the Nomination and Governance Committee of Apple Hospitality REIT, Inc., a publicly traded real estate investment trust that owns hotels across the United States. He also serves as the Lead Independent Director, and is a member of the Compensation Committee for telecommunications company SOMOS Inc. He serves on the boards of trustees for Johns Hopkins Medicine, Johns Hopkins University and Syracuse University. Mr. Woolley is co-chair of the Johns Hopkins University & Medicine External Affairs Committee and serves on the Johns Hopkins Medicine Executive Committee and the Syracuse University Audit, Academic Affairs and Executive Committees.
Mr. Woolley brings to the Board more than 20 years of extensive board experience and brings a wealth of experience and insights in several areas, including risk management.
EXECUTIVE OFFICERS
The current executive officers (other than Ms. Jirele and Mr. Gaumond) are as follows. Age and positions are provided as of December 31, 2022, except as otherwise noted.
Karim Akhavan-Hezavei
Senior Vice President, Chief Operating Officer
Karim Akhavan-Hezavei, age 46, joined Allianz Life August 1, 2022 and currently serves as the Senior Vice President, Chief Operating Officer. He also serves as the Chief Operating Officer of Allianz Life of New York. Mr. Akhavan-Hezavei is responsible for Enterprise Operations, IT, and IT Security functions. Mr. Karim also serves as a Director of Allianz Technology of America, Inc. since November 2022.
Mr. Akhavan-Hezavei previously was the Chief Operating Officer for Allianz Services from January 2019 to July 2022. He was also a member of the Allianz Services Executive Management team with responsibility for operations and IT, global projects, and development of global business models.
Mr. Akhavan-Hezavei has served at various Allianz affiliates since 2013 in a variety of senior leadership roles. Prior to joining Allianz, he held positions with Siemens and Ernst & Young Consulting.  Mr. Akhavan-Hezavei has a Master’s degree in Economics from Ludwig-Maximillans University in Munich, Germany.
Gretchen Cepek
Senior Vice President, General Counsel, and Secretary
Gretchen Cepek, age 54, joined Allianz Life in 2009 and currently serves as Senior Vice President, General Counsel and Secretary since February 17, 2012. In this role, Ms. Cepek is responsible for the legal, ethics, and compliance departments as well as government relations and the special investigations unit. She also serves as the Chief Legal Officer and Secretary of Allianz Life of New York and as a member of its Conflict of Interest Committee, and General Counsel and Secretary of AZOA Services Corporation. Ms. Cepek received her J.D. from Valparaiso University School of Law in 1993.
Jenny L. Guldseth
Senior Vice President, Chief Human Resources Officer
Jenny L. Guldseth, age 47, joined Allianz Life in 2005 and currently serves as the Senior Vice President, Human Resources Officer, and as Chair of its Benefits Plans Administration Committee since January 1, 2019. In this position, Ms. Guldseth is responsible for setting strategy and leading the Human Resources and Facilities departments to improve business results and increase employee engagement. Ms. Guldseth is also a Director of the Allianz Foundation for North America, the Chief Human Resources Officer of AZOA Services Corporation, and the Chair of its Employee Benefits Administration Committee and a member of its Benefit Plans Investment Committee and the Shared Plans Management Committee, respectively. Ms. Guldseth has over ten years of experience at Allianz Life, including having served as the Vice President, Rewards and Performance from 2017 to 2018, the Assistant Vice President of Rewards and Performance from 2013 to 2017, and Manager, Human Resource Business Partner from 2010 to 2013. In these positions, she was responsible for the Performance and Compensation functions for Allianz Life and the benefits functions for multiple U.S.-based affiliate companies.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Neil H. McKay
Senior Vice President, Chief Actuary
Neil H. McKay, age 61, joined Allianz Life in 1999 and currently serves as the Senior Vice President, Chief Actuary of Allianz Life since May 15, 2000. Mr. McKay also serves as the Chief Actuary of Allianz Life of New York since April 8, 2014. Mr. McKay is responsible for all of the actuarial functions of Allianz Life and Allianz Life of New York, including the actuarial assumptions underlying its products and the rate setting associated with existing and new products.
Jean-Roch P.F. Sibille
Senior Vice President, Chief Investment Officer
Jean-Roch P.F. Sibille, age 40, joined Allianz Life in October 2018 and currently serves as the Senior Vice President, Chief Investment Officer since May 2022. He also currently serves as the Chief Investment Officer of Allianz Life of New York, and the Chief Investment Officer of Allianz Life Insurance Company of Missouri, LLC, respectively. Mr. Sibille is a Governor and the Chief Executive Officer of Allianz Investment Management U.S. LLC and a Governor of Allianz Investment Management LLC and Allianz Strategic Investments, LLC, respectively. In addition, he also serves as a Director and Vice President and Treasurer of AZL PF Investments Inc., Dresdner Kleinwort Pfandbriefe Investments II Inc., and Allianz Fund Investments, Inc., respectively. He also serves as a Director and the President of Allianz Finance Corporation.
Mr. Sibille leads the investment management, liquidity planning, hedging, and trading functions at Allianz Life. He is also a member of the global Allianz Investment Management Board, which serves the Allianz Group of insurance companies. Previously, Mr. Sibille served as the Senior Vice President, Chief Risk Officer and Chief Credit Officer of Allianz Life and as the Chief Risk Officer of Allianz Life of New York from January 2019 to May 2022. Prior to his current roles, he spent four years at Allianz SE as the Head of Market Risk Management and Risk Reporting, and Head of the Independent Validation Unit. Mr. Sibille also has broad work experience in risk management with AXA Belgium and Risk Dynamics.
Mr. Sibille earned an Executive Master of Business Administration at the Kellogg-WHU School of Management, a Ph.D. in Finance from the University of Liѐge, and a Master in Business Engineering at the University of Namur.
Eric J. Thomes
Senior Vice President, Chief Distribution Officer
Eric J. Thomes, age 50, joined Allianz Life in 1995 and currently serves as the Senior Vice President, Chief Distribution Officer of Allianz Life since April 1, 2019. He also serves as the President and a Director of Allianz Life of New York. Mr. Thomes also serves as a Governor, and as the Chief Executive Officer and Chief Manager of Allianz Life Financial Services, LLC. He also serves as the President and Chief Executive Officer and Board Chair of Yorktown Financial Companies, Inc., Questar Agency, Inc. and Questar Capital Corporation, respectively. Mr. Thomes previously served as Director of Questar Asset Management, Inc. from April 2019 to September 2021. He also served as a Governor of Allianz Individual Insurance Group, LLC, and TruChoice Financial Group, LLC, from April 2019 to November 2022, respectively. Mr. Thomes is responsible for the development, design and implementation of Allianz Life’s and Allianz Life of New York’s sales and distribution strategies. Prior to his current roles, Mr. Thomes served as the Field Senior Vice President, FMO Sales from 2009 to 2019.
Emmanuelle Thommerot
Senior Vice President, Chief Marketing and Strategy Officer
Emmanuelle Thommerot, age 49, joined Allianz Life April 1, 2023, and currently serves as the Senior Vice President, Chief Marketing and Strategy Officer of Allianz Life. Ms. Thommerot previously served as the Head of Strategic Market Management for Allianz BeNeLux (Belgium, Netherlands, Luxembourg), from 2020-2023, where she has been responsible for strategic marketing including market intelligence, customer experience, customer insights and analytics, customer journey, and value proposition for all lines of business (life and non-life, retail and commercial). Prior to joining Allianz, she held senior leadership roles at AXA as Head of Business Transformation Programs and Change Management from 2017 to 2020.
Ms. Thommerot brings over 15 years of marketing, strategy and transformation experience in insurance, financial services and consulting. She will oversee development of the company strategy, and will have accountability for Marketing, Digital, Corporate Strategy, Sustainability, Strategic Communications, Community Engagement and Sponsorships.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

CORPORATE GOVERNANCE
Committees of the Board
The Executive Committee of the Board (“Executive Committee”) is currently composed of Mr. Wimmer (Chair), effective January 1, 2022, and Ms. Jirele and Mr. Frank. The function of the Executive Committee is to exercise the authority of the Board between meetings of the Board, with the exceptions set forth in Allianz Life’s By-Laws. The Executive Committee did not meet in 2022.
The Audit Committee of the Board is currently composed of Messrs. Frank (Chair), Walker, White (who joined the Audit Committee as of May 12, 2022) and Woolley. The Audit Committee is responsible for overseeing Allianz Life’s accounting and financial reporting and control processes on behalf of the Board, which includes assisting with Board oversight of (1) quality and integrity of Allianz Life’s financial statements, (2) Allianz Life's compliance with legal and regulatory requirements, (3) the qualifications, independence and fees of the independent-auditors, (4) Allianz Life’s system of internal controls and (5) the performance of Allianz Life's internal audit function. The Board has determined that each member of the Audit Committee is financially literate. The Audit Committee met four times in 2022.
The Nomination, Evaluation and Compensation Committee (NEC Committee) is currently composed of Messrs. Walker (Chair), Frank, White (who joined the NEC Committee as of May 12, 2022) and Woolley. The NEC Committee’s purpose is to (1) nominate candidates for director for election, (2) evaluate the performance of officers deemed to be “principal officers,” and (3) recommend to the Board the selection and compensation of the “principal officers.” The NEC Committee met two times in 2022.
Independence of Certain Directors
Allianz Life is not subject to the independence standards of the New York Stock Exchange or any other national securities exchange, but is subject to the independence standards required under the Model Audit Rule. Applying the independence standards of the Model Audit Rule to the current members of the Board, the Board has determined that Messrs. Frank, Walker, White, and Woolley are “independent” under the Model Audit Rule.
Code of Ethics
All of our officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, are subject to Allianz Life’s Code of Ethics.
Executive Compensation
Compensation Discussion and Analysis
In this section, we provide an overview of the goals and principal components of our executive compensation program and describe how we determine the compensation of our “Named Executive Officers” or “NEOs.” For 2022, our NEOs were:
•
Jasmine M. Jirele, President and Chief Executive Officer
•
William E. Gaumond, Senior Vice President, Chief Financial Officer and Treasurer
•
Eric J. Thomes, Senior Vice President, Chief Distribution Officer
•
Neil H. McKay, Senior Vice President, Chief Actuary
•
Catherine A. Mahone, Senior Vice President, Chief Administration Officer(1)
•
Gretchen Cepek, Senior Vice President, General Counsel, and Secretary
(1)
Ms. Mahone served as Senior Vice President, Chief Administration Officer through April 1, 2022, she then transitioned to Senior Advisor until her termination on October 1, 2022.
The details of each NEO’s compensation may be found in the Summary Compensation Table and other compensation tables included in this Executive Compensation section.
Executive Summary
Allianz Life’s compensation programs are intended to align our NEOs’ interests with those of our ultimate stockholder, Allianz SE, the ultimate parent company of Allianz Life. Allianz Life's compensation programs are designed to reward performance that meets or exceeds the goals established by the Compensation Committee, a management committee of Allianz Life. Allianz Life is tasked with establishing the executive compensation philosophy. In line with Allianz Life’s compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of annual and long-term performance goals. Our NEOs’ total compensation is composed of

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

a mix of annual base salary, annual cash awards based on corporate objectives and executive performance factors and long-term equity incentive awards in the form of restricted stock units of the equity securities of Allianz SE.
Compensation Philosophy and Strategy
Overview
The overriding goal of Allianz Life’s executive compensation programs is to attract, retain and motivate top-performing executive officers who will dedicate themselves to long-term financial and operational success. To this end, Allianz Life has structured the executive compensation programs to foster a pay-for-performance management culture by:
•
providing total compensation opportunities that are competitive with the levels of total compensation available at the large diversified financial services companies with which Allianz Life most directly competes in the marketplace;
•
setting performance metrics and objectives for variable compensation arrangements that reward executives for attaining both annual targets and long-term business objectives, thereby providing individual executives with the opportunity to earn above-average compensation by achieving above-average results;
•
establishing equity-based arrangements that align executives’ financial interests with those of Allianz SE by ensuring executives have a material financial stake in the equity value of Allianz SE and the business success of its affiliates; and
•
structuring compensation packages and outcomes to foster internal pay equity.
Compensation Components
To support this pay-for-performance strategy, Allianz Life’s total compensation program provides a mix of compensation components that bases the majority of each executive’s compensation on their success and on an assessment of each executive’s overall contribution to that success.
Compensation Element	Description	Objective
Base Salary
Fixed rate of pay that compensates employees for fulfilling their basic job responsibilities. For NEOs, increases are generally provided in the case of a significant increase in responsibilities or a significant discrepancy versus the market.
Attract and retain high-caliber leadership.
Annual Incentive Plan	Incentive compensation that promotes and rewards the achievement of annual performance objectives through awards under the Allianz Life Annual Incentive Plan (“AIP”).	• Link compensation to annual performance results. • Attract and motivate high-caliber leadership. • Align the interests of NEOs and our stockholder.
Performance-Based Equity Incentives	Incentive compensation through restricted stock unit awards made under the Allianz Equity Incentive Plan (“AEI”) that promotes and rewards the achievement of long term performance objectives.	• Retain high-caliber leadership with multi-year vesting. • Align the interests of NEOs and our stockholder.
Severance Arrangements	Severance payments to employees, including NEOs, under certain company-initiated termination events.	Compensate employees for situations where the employee’s employment is involuntarily terminated in a qualifying termination of employment.
Perquisites-Benefits
Perquisites provided to our NEOs include employer matching
contributions to the NEOs’ accounts in the 401(k) plan and may also include the payment of life insurance premiums, relocation reimbursements, and reimbursements for financial planning, tax preparation services, and spousal travel expenses.
Provide market competitive total compensation package.
In addition, Allianz Life offers all employees, including our NEOs, broad-based benefits, including comprehensive medical, dental and vision insurance, group term life insurance and participation in a 401(k) plan.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

How Compensation Decisions Are Made
Role of the Board of Directors and Compensation Committee
The framework governing the executive compensation policies for Allianz Life, except as such policies relate to the compensation for the Chief Executive Officer, is set through the Compensation Committee of Allianz Life. Decisions affecting the compensation of the Chief Executive Officer are outside the scope of the Allianz Life Compensation Committee. Any such decisions are made by Allianz SE, subject to review by the NEC Committee, and final approval by Allianz Life’s Board of Directors. With respect to the compensation of other “principal officers” selected by the Board for purposes of the duties of the NEC Committee under Minn. Stat. § 60D.20, subd. 3(d), the Compensation Committee’s decisions are similarly subject to review by the NEC Committee and final approval by Allianz Life’s Board. The “principal officers” include the Chief Executive Officer, Chief Financial Officer, and General Counsel. Allianz Life’s Board has delegated the following responsibilities to the Compensation Committee:
•
In general, establish the compensation philosophy and strategy of Allianz Life and oversee the development and implementation of compensation, benefit, and perquisite programs for corporate executives consistent with the principles of ensuring that leadership is compensated effectively in a manner consistent with the stated compensation strategy, internal equity considerations, competitive practices, shareholder interests, and the requirements of any applicable regulatory bodies in order to attract and retain high-quality leadership. This responsibility includes periodic review of Allianz Life’s compensation programs to pursue certain goals, with the expectation that changes will be made periodically to ensure these goals are attained.
•
Review and approve the establishment of, or material modification to, any executive incentive compensation plans or programs for Allianz Life.
•
Review and approve any special benefits or perquisites in effect for, or offered to, any prospective, current or former Allianz Life employee, regardless of the employee’s level or assignment within Allianz Life. Such benefits and perquisites are those that are unusual or different from the benefits offered to all similarly-situated employees.
•
Review and approve any employment agreements proposed to be made with any prospective or current employee of Allianz Life.
•
Review and approve any individual severance agreement with any Allianz Life officer. This does not include an arrangement where the employee receives severance or incentive payments under existing terms of a broad-based benefit or compensation plan.
•
Oversee Allianz Life’s compliance with regulations with respect to compensation matters and adopt and monitor adherence to global and local process requirements and timelines, including those required under the Corporate Rules (as defined under the Allianz Life Standard for Corporate Rules) mandated by Allianz SE.
The Compensation Committee will at all times be composed of at least three members who are appointed by the full Board of Directors of Allianz Life. The Compensation Committee currently consists of the following members: the Chair of the Board, the Chief Executive Officer, and the Chief Human Resources Officer. The Compensation Committee also utilizes internal personnel to provide advice to the Compensation Committee regarding market trends in compensation policies at competing companies and on a more macro level.
Following its review and decision, the Compensation Committee produces and submits a report on executive compensation to Allianz Life’s Board of Directors at its request. With respect to the compensation of “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), the Compensation Committee produces and submits a report on executive compensation proposed for the designated “principal officers” to the NEC Committee for its review and recommendation to Allianz Life’s Board for final approval.
Role of the Chief Executive Officer
Our Chief Executive Officer assists the Compensation Committee in its review of the total compensation of all the NEOs except themself. The Chief Executive Officer provides the Compensation Committee with their assessment of the NEOs’ respective performance relative to the corporate and individual goals and other expectations set for them for the preceding year. The Chief Executive Officer then provides their recommendation for each NEO’s total compensation and the appropriate goals for each NEO in the year to come. However, the Compensation Committee is not bound by the Chief Executive Officer’s recommendations.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Role of Allianz Life’s Human Resources
Allianz Life’s Human Resources supports the Compensation Committee on executive compensation matters by being responsible for many of the organizational and administrative tasks that underlie the compensation review and determination process and making presentations on various topics. Allianz Life’s Human Resources efforts include, among other things:
•
evaluating the compensation data from industry groups, national executive pay surveys, and other sources for the NEOs and other executive officers as appropriate;
•
gathering and correlating performance ratings and reviews for individual executive officers, including the NEOs;
•
reviewing executive compensation recommendations against appropriate market data and for internal consistency and equity; and
•
reporting to, and answering requests for information from, the Compensation Committee.
Allianz Life’s Human Resources officers also coordinate and share information with their counterparts at Allianz SE.
Use of Competitive Compensation Data
Because Allianz Life competes most directly for executive talent with other large diversified financial services companies, Allianz Life regards it as essential to regularly review the competitiveness of the total compensation programs for executives to ensure that Allianz Life provides compensation opportunities that compare favorably with the levels of total compensation offered to similarly situated executives by other companies that participate in the compensation surveys in which Allianz Life participates. Allianz Life relies primarily on external market surveys of corporate compensation and benefits published by various national compensation consulting firms, especially salary surveys focusing on insurance companies. In addition, other factors taken into account include the average revenues and number of employees of companies that participate in such surveys.
All these information sources are employed to measure and compare actual pay levels not only on an aggregate, total compensation basis, but also to break down the total compensation program component by component to review and compare specific compensation elements as well as the particular mixes of fixed versus variable, short-term versus long-term, and cash versus equity-based compensation at the surveyed companies. This information, as collected and reviewed by Allianz Life’s Human Resources, is submitted to the Compensation Committee for review and discussion.
Internal Pay Equity Analysis
Allianz Life’s compensation programs are designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, Allianz Life believes it is important to compare compensation paid to each NEO not only with compensation paid by the surveyed companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.
Components of Total Compensation For Our NEOs
Allianz Life provides total compensation to our NEOs that consists of several components. These components include the three components of the total compensation program (i.e., base salary, annual incentives, and equity) as well as: (i) retirement, health, and other benefit programs; (ii) severance benefits; and (iii) perquisites.
Base Salary
Allianz Life’s philosophy is to make base salary a relatively small portion of the overall compensation package for our NEOs, which Allianz Life believes is common in the industry in which we operate. The amount of the base salary awarded to NEOs is based on the position held, the NEO’s tenure, the scope of the position’s responsibilities, and the NEO’s own performance, all of which are reviewed with the aid of market survey data. Using this data, Allianz Life maintains a 50th percentile pricing philosophy, comparing base salaries against the median for comparable salaries at surveyed companies, unless exceptional conditions require otherwise.
With respect to the base salary of our Chief Executive Officer, the Chair of the Board considered the Chief Executive Officer’s experience, performance, and contribution to overall corporate performance when determining their base salary for 2022 for recommendation to the NEC Committee. Base salaries for our other NEOs for 2022 were also set by the Compensation Committee based upon each NEO’s individual experience and contribution to the overall performance of Allianz Life, and subject to Allianz SE Compensation Committee reviews and, with respect to the base salaries of

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

“principal officers” selected by Allianz Life’s Board of Directors for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
AIP
Allianz Life offers annual cash bonuses to certain executive officers under the AIP. The AIP is designed to improve performance and profitability by motivating employees to accomplish organizational objectives and financial goals. Bonus awards that may be paid pursuant to the AIP are within the sole discretion of the Compensation Committee, and with respect to our CEO, the Chair of the Board, and are intended to:
•
reward the performance of participants who have made significant contributions to the achievement of annual goals and objectives;
•
provide an incentive that will encourage future superior individual performance; and
•
encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz Life.
Following the performance year, the Compensation Committee approved a specific amount of cash awards to be made pursuant to the AIP to executive officers, including our NEOs, for the 2022 performance year. The amount determined to be available for such awards was at the discretion of the Compensation Committee and was dependent upon many factors as outlined previously, including, but not limited to, current financial performance and contributions of our NEOs in achieving performance objectives, and with respect to the awards to the “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
AEI
The AEI is (a) one part of the variable compensation component for certain individuals within designated classes of employees at Allianz Life or (b) offered by Allianz Life to select senior employees as an additional part of their variable compensation on a case by case basis. The AEI is granted in the form of restricted stock units of Allianz SE (“RSUs”). The award of RSU’s are intended to:
•
reward the performance of participants who have made significant contributions to the achievement of their company’s annual goals and objectives,
•
provide an incentive that will encourage future superior individual performance, and
•
encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz.
Awards made pursuant to the AEI are based upon both the performance of Allianz Life and Allianz Life of New York and the performance of the NEO. The Compensation Committee (and, with respect to those NEOs that are “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life’s Board of Directors) reviewed the performance of our NEOs following the end of our 2022 fiscal year relative to the AEI allocation amount.
Benefit Perquisites
Allianz Life provides our NEOs with certain limited perquisites. All of our employees, including our NEOs, may participate in the qualified 401(k) plan. Allianz Life and Allianz Life of New York generally provide our executive officers, including our NEOs, with a matching contribution up to $22,875 annually. In addition, Allianz Life and Allianz Life of New York provide excess liability insurance coverage to all of our NEOs and provide financial planning and tax preparation services, relocation reimbursements, and reimbursements of spousal travel expenses to certain of our NEOs. The incremental costs of perquisites for the NEOs during 2022 are included in the column entitled “All Other Compensation” in the Summary Compensation Table included in this section.
Certain Retention Arrangements
Allianz Life’s offer letter to Jasmine M. Jirele included a retention bonus arrangement related to her onboarding in her capacity as Senior Vice President, Chief Growth Officer. The retention bonus payments will be paid through 2022 so long as she remains employed with Allianz Life, and the arrangement requires repayment of certain amounts if Ms. Jirele voluntarily terminates her employment within a certain period. In addition, Allianz Life maintains retention bonus arrangements with certain executives, pursuant to which retention bonus payments are paid so long as such executive remains employed with Allianz Life in good standing.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Severance Arrangements
Allianz Life entered into a Confidential Severance Agreement and General Release of All Claims with our former Chief Administrative Officer, Catherine A. Mahone. The severance arrangements for Ms. Mahone were prescribed by the Executive Severance Plan, which is described later in this section.
Pursuant to the Confidential Severance Agreement and General Release of All Claims, Ms. Mahone was entitled to a lump sum cash payment of $660,000 upon separation in the event she was terminated without “cause”, which is defined as engaging in conduct detrimental to the best interests of the Company (including, but not limited to, certain specified acts such as commission of a felony, theft, dishonesty, fraud or embezzlement) in the Executive Severance Plan. In addition, pursuant to the Confidential Severance Agreement and General Release of All Claims, Ms. Mahone was also bound by other restrictive covenants, including covenants relating to non-solicitation for 1 year and covenants relating to confidentiality and non-disparagement. Ms. Mahone would also be entitled to continuation of medical and dental coverage at the employee premium rates for a period of 18 months following termination if Ms. Mahone timely elected continuation coverage and paid the required premiums.
We have not entered into any other specific severance agreements with any of our NEOs.
The remainder of our NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan.
Other than the Executive Severance Plan, which is described later in this section, our NEOs are not eligible for severance payments. Certain of our executive officers receive offer letters which set forth the terms relating to base salary, sign-on incentives, and equity compensation. However, Allianz Life does not view these offer letters as employment agreements as each offer letter states that employment with Allianz Life is “at will.”
Other Compensation Policies
Tax and Accounting Implications
Stock-Based Compensation. Stock-based compensation, comprised of Allianz SE restricted stock units (RSUs) granted pursuant to the AEI, are accounted for in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The fair value of the RSUs at grant is the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on that day and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of payout restrictions deriving from the vesting period and the payout cap.
Recently Discontinued Compensation Programs
The purpose of the ALTPUP was to advance the interests of Allianz Life, including Allianz Life of New York, and our indirect stockholder. The ALTPUP sought to accomplish this purpose by providing an incentive in addition to current compensation to certain individuals within designated classes of employees of Allianz Life who contribute significantly to their company’s long-term performance. Such incentive was in the form of Long-Term Performance Units ("ALTPUP Units"), which were contingent awards, subject to the terms, conditions, and restrictions described in the ALTPUP and the Award Agreement under which such awards were made, by which participants in the ALTPUP may have become entitled to receive cash on the payment date for redemption of the ALTPUP Units valued on the valuation date. The award of ALTPUP Units was discretionary. In March 2020, the Group Compensation Committee determined all Allianz entities would move forward with the Allianz SE long term incentive program or AEI. As a result, the ALTPUP program has been discontinued and provided a final grant in March 2020 for 2019 performance. The final payout under the ALTPUP program is expected to occur in 2023.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Summary Compensation Table
The following table sets forth the compensation paid by Allianz Life for the year ended December 31, 2022 to our NEOs. The executive compensation information in this prospectus is shown for a one-year period.
Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)	Stock Awards (e)(3)	Non-Equity Incentive Plan Compensation (g)(2)(3)	All Other Compensation (i)(4)	Total (j)
Jasmine M. Jirele(2) President and Chief Executive Officer	2022	$750,000	$200,000	$1,348,875	$899,250	$23,810	$3,221,935
William E. Gaumond Senior Vice President, Chief Financial Officer and Treasurer	2022	$505,225	$0	$942,501	$428,334	$24,842	$1,900,902
Eric J. Thomes Senior Vice President, Chief Distribution Officer	2022	$555,750	$0	$719,772	$479,848	$29,026	$1,784,396
Neil H. McKay Senior Vice President, Chief Actuary	2022	$517,500	$0	$657,981	$438,654	$23,622	$1,637,757
Catherine A. Mahone(1) Senior Vice President, Chief Administrative Officer	2022	$330,000	$0	$309,929	$206,620	$685,458	$1,532,007
Gretchen Cepek Senior Vice President, General Counsel and Secretary	2022	$487,125	$0	$549,641	$366,427	$23,294	$1,426,487
(1) Represents compensation paid during her time as Senior Vice President, Chief Administrative Officer.
(2)
A retention bonus of $800,000 will be paid over four years in increments of $200,000 with the first payment paid in March 2019 and the final payment in 2022 so long as Ms. Jirele remains employed by Allianz Life.
(3)
Represents the grant date fair value of the RSUs issued pursuant to the AEI. The RSUs vest over a four-year period. The RSUs issued in 2023 for the 2022 performance year have a March 2027 exercise date. The grant price of the RSUs was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on the date of grant and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of the payout restrictions deriving from the vesting period and the payout cap. These numbers show the amount realized for financial reporting purposes as calculated in accordance with the FASB ASC Topic 718. Under FASB ASC Topic 718, the grant date fair value is calculated using the closing market price of the common stock of Allianz SE on the date of grant, which is then recognized over the requisite service period of the award.
(4)
The following table provides additional details regarding compensation found in the “All Other Compensation” column.
Name	Year	Spousal Travel(5)	Milestone/ Anniversary/ Recognition(6)	Life Insurance Premiums	Employer Match to 401(k) Plan	ASAAP Contribution(7)	Other Compensation(8)	Total
Jasmine M. Jirele	2022	--	$250	$685	$20,500	$2,375	--	$23,810
William E. Gaumond	2022	--	$1,270	$697	$20,500	$2,375	--	$24,842
Eric J. Thomes	2022	$5,366	--	$785	$22,875	--	--	$29,026
Neil H. McKay	2022	--	--	$747	$22,875	--	--	$23,622
Catherine A. Mahone	2022	--	$2,046	$537	$22,875	--	$660,000	$685,458
Gretchen Cepek	2022	--	--	$419	$22,875	--	--	$23,294
(5)
Represents reimbursement or payments made to defray the costs of a spouse’s travel.
(6)
Represents Milestone Anniversary Program, which pays a bonus at three and five year anniversaries, and then every five years thereafter.
(7)
Represents company matching contribution to the Allianz Supplemental Asset Accumulation Plan for deferrals in excess of IRS compensation limit.
(8)     Represents severance arrangement payable. Ms. Mahone was entitled to a severance arrangement of a lump sum cash payment of $660,000 upon separation.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Performance-Based Incentive Compensation Plans
AIP
The AIP is intended to provide an incentive that will encourage superior individual performance and encourage retention of employees who have demonstrated exceptional performance or who are anticipated to significantly contribute to the long-term success of Allianz Life. The AIP seeks to accomplish this purpose by providing a bonus opportunity to eligible employees who have made significant contributions during the plan year to the achievement of annual goals and objectives. The guidelines for target awards are meant to be illustrative of competitive market bonuses for similar job levels in the marketplace. While the target awards may be used for illustrative, budget planning, or distribution scenarios, all bonus awards are discretionary and are in no way guaranteed.
The Compensation Committee or other duly authorized committee determines allocation of bonus awards to employees. With respect to “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee recommends to Allianz Life’s Board of Directors awards for final approval.
AEI
The AEI is designed to recognize the participant’s continuous employment with Allianz Life over the relevant period and shall be an incentive to continue employment. Grants under the AEI will generally only be made if the participant is employed with Allianz Life at the date of grant. Payments will be made only if the participant remains employed with Allianz Life during the vesting period of the RSU, or leaves employment under circumstances set out in the AEI, including after retirement or early retirement eligibility, disability, or under certain other circumstances. The securities issuable under the AEI are RSUs. An RSU constitutes the right to receipt of the market value of Allianz SE common stock at the time of exercise. This amount will be paid in cash. RSUs are subject to a four-year vesting period. At the end of the four-year vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life, terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI. The grant at fair value cannot be greater than 165% of a participant’s target amount. The maximum value of an exercise is an increase of 200% over the grant value (i.e., 300% of the grant value).

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Grants of Plan-Based Awards
The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards granted for the year ended December 31, 2022.
Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2,3)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Jasmine M. Jirele	3/3/2023
RSUs (under AEI)					$0	$1,125,000	$5,062,500
AIP Award		$0	$750,000	$1,125,000
William E. Gaumond	3/3/2023
RSUs (under AEI)					$0	$545,788	$2,456,046
AIP Award		$0	$363,858	$545,787
Eric J. Thomes	3/3/2023
RSUs (under AEI)					$0	$600,310	$2,701,395
AIP Award		$0	$400,207	$600,311
Neil H. McKay	3/3/2023
RSUs (under AEI)					$0	$558,937	$2,515,217
AIP Award		$0	$372,625	$558,938
Catherine A. Mahone	3/3/2023
RSUs (under AEI)					$0	$355,424	$1,599,406
AIP Award		$0	$236,949	$355,424
Gretchen Cepek	3/3/2023
RSUs (under AEI)					$0	$438,485	$1,973,183
AIP Award		$0	$292,323	$438,485
(1)
The target and maximum columns show the target award and maximum award for 2022 for each NEO under the AIP. There is no threshold amount for any participant in the AIP. The actual 2022 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. AIP target and maximum awards are a pre-designated percentage of base salary determined at the executive’s level.
(2)
RSUs have a vesting schedule as disclosed in the footnotes to the Summary Compensation Table. See “Outstanding Equity Awards at December 31, 2022” for disclosure regarding the number of RSUs that are unvested as of December 31, 2022.
(3)
The target and maximum columns show the target award and maximum award for 2022 for each NEO under the AEI. There is no threshold amount for any participant in the AEI. The actual 2022 awards granted to the NEOs are listed in the Stock Awards column of the Summary Compensation Table.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Outstanding Equity Awards at December 31, 2022
The following table sets forth the outstanding equity awards at the December 31, 2022 fiscal year-end. The table shows RSUs granted pursuant to the AEI.
Name (a)	RSUs
	Number of RSUs That Have Not Vested (g)(1,2)	Market Value of RSUs That Have Not Vested (h)(3)
Jasmine M. Jirele
	1,467	$314,730
	1,886	$404,622
	2,407	$516,398
	6,195	$1,329,075
William E. Gaumond
	1,538	$329,963
	1,948	$417,924
	1,463	$313,872
	4,471	$959,208
Eric J. Thomes
	457	$98,045
	1,474	$316,232
	3,625	$777,708
	5,031	$1,079,351
Neil H. McKay
	1,731	$371,369
	2,123	$455,468
	2,503	$536,994
	5,362	$1,150,363
Catherine A. Mahone
	1,370	$293,920
	1,689	$362,358
	1,924	$412,775
	3,307	$709,484
Gretchen Cepek
	1,413	$303,145
	1,512	$324,384
	1,789	$383,812
	4,246	$910,937
(1)
Represents unvested RSUs issued pursuant to the AEI. RSUs issued under the AEI during 2022 are subject to a four-year vesting period from the grant date. At the end of the respective vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI.
(2)
For each of the NEOs, the number of RSUs listed on the first line were exercised in 2023, the RSUs listed on the second line will exercise in 2024, the RSUs listed on the third line will exercise in 2025, and the RSUs listed on the fourth line will exercise in 2026.
(3)
Based on an assumed stock price of $214.54 per share, which was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on December 30, 2022 and the nine immediately preceding trading days, converted from Euros into U.S. dollars.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Allianz SE Option Exercises and Stock Grants Vested in 2022
The following table summarizes the value received from Allianz SE stock grants vested during the year ended December 31, 2022.
Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jasmine M. Jirele	-	-
William E. Gaumond	2,039	$458,095
Eric J. Thomes	492	$110,536
Neil H. McKay	2,203	$494,941
Catherine A. Mahone	1,750	$393,167
Gretchen Cepek	1,538	$345,537
(1)
Represents Allianz SE RSUs that were exercised during 2022 pursuant to the AEI. Amounts realized were paid in cash.
Executive Severance Plan
Executive officers who have the title of Senior Vice President or above and report directly to a senior executive officer at a specific level are eligible to receive severance benefits under the Executive Severance Plan if they experience a qualifying termination of employment, meaning an involuntary termination for any reason other than for “cause” with no offer of an equivalent position, and otherwise satisfy the conditions set forth in the plan. The purpose of the Executive Severance Plan is to provide severance benefits to executive officers whose employment is involuntarily terminated in a qualifying termination of employment in order to assist with job transition. Pursuant to the Executive Severance Plan, eligible executive officers who are involuntarily terminated in a qualifying termination of employment will receive a lump sum cash payment equal to one and one-half times their “annual base pay” in effect at the time of termination. Annual base pay, for purposes of this agreement, equals base salary and excludes special payments, such as bonuses, expense reimbursements, living, or other allowances. Eligible executive officers would also be entitled to continuation of medical and dental coverage at employee premium rates for a period of 18 months following termination, if the executive officer timely elects continuation coverage and pays the required premiums.
The following table shows the lump sum payments that would have been payable to each of our NEOs had they been terminated on December 31, 2022 and been eligible for severance payments pursuant to the Executive Severance Plan.
NEOs	Lump Sum Payment
Jasmine M. Jirele	$1,125,000
William E. Gaumond	$772,500
Eric J. Thomes	$843,750
Neil H. McKay	$780,000
Catherine A. Mahone	-
Gretchen Cepek	$739,500

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Director Compensation
The following table provides information on compensation paid to the directors of Allianz Life for the year ended December 31, 2022.
Name	Fees Earned or Paid in Cash ($)(1)	Total ($)
(a)	(b)	(h)
Andreas G. Wimmer(2) Chair of the Board	N/A	N/A
Jasmine M. Jirele(3) President and Chief Executive Officer	N/A	N/A
William E. Gaumond(3) Senior Vice President, Chief Financial Officer and Treasurer	N/A	N/A
Walter R. White (4) Former President and Chief Executive Officer; Independent Director	N/A	N/A
Anna Sophie Herken(2)(5) Non-Independent Director	N/A	N/A
Howard E. Woolley Independent Director	$60,000	$60,000
Kevin E. Walker Independent Director	$60,000	$60,000
Udo Frank Independent Director	$90,000	$90,000
(1)
Represents cash compensation provided to our independent directors that is formalized in the Non-Employee Director Compensation Plan for the year ended December 31, 2022.
(2)
Mr. Wimmer and Ms. Herken did not receive any compensation for their services as directors since they are employed by one of our affiliates.
(3)
As employee directors, Ms. Jirele and Mr. Gaumond did not receive any compensation for their service as directors. The compensation Ms. Jirele and Mr. Gaumond received as executive officers of Allianz Life is disclosed in the Summary Compensation Table as set forth herein.
(4)
Mr. White became a non-employee director as of January 1, 2022 following his employment retirement. He was re-elected as an independent director as of May 12, 2022. Mr. White waived his right to director compensation under his Non-Employee Director Agreement, dated January 1, 2022, and the Company’s Non-Employee Director Compensation Plan, pursuant to an Amendment to Non-Employee Director Agreement and Waiver effective January 1, 2022 (the “Amendment and Waiver”). The Amendment and Waiver was terminated effective as of January 1, 2023 for any non-employee director compensation Mr. White would be entitled to receive beginning in 2023 under the Non-Employee Director Compensation Plan.
(5)
Ms. Herken served as Director until March 31, 2023.
Security Ownership of Certain Beneficial Owners and Management
We are an indirect wholly owned subsidiary of Allianz SE. Allianz SE’s principal executive offices are located at Königinstrasse 28, 80802 Munich, Germany. As of March 31, 2021, the directors and executive officers of Allianz Life held less than 1% of Allianz SE’s ordinary shares issued and outstanding.
Transactions with Related Persons, Promoters and Certain Control Persons
We are a wholly owned subsidiary of AZOA, which is a wholly owned subsidiary of Allianz Europe B.V. Allianz Europe B.V. is a wholly owned subsidiary of Allianz SE, our ultimate parent, which is registered in Munich, Germany.
Business and Operational Risks Relevant to the Contract
As an insurance company, a number of risks may affect our business. However, because the Contract (and any other insurance contract that we offer) is a regulated insurance product, as opposed to an investment in our business, many of the risks that may be relevant to an investor in our business are unlikely to be relevant to you. The risks described below are only those business and operational risks that are likely to be relevant to you as a purchaser of the Contract.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Risks Primarily Related to Our Financial Strength and Claims-Paying Ability
We make Annuity Payments, pay death benefits, and apply Credits for this Contract from our general account. We also pay benefits for other insurance contracts from our general account, and our general account is subject to claims by our creditors. Our ability to make payments from our general account is subject to our financial strength and claims-paying ability. The following risks relate to circumstances and events that may negatively affect our general account and, in turn, our financial strength and claims-paying ability.
Financial losses may threaten our financial strength and claims-paying ability.
As an Owner of the Contract, you do not share in the profits and losses generated by our business. However, if we were to experience significant losses, we might not have sufficient assets in our general account to satisfy all of our financial obligations under the Contract. Circumstances and events that may result in financial losses include, but are not necessarily limited to, the circumstances and events listed below. We cannot predict what specific impact that any of these circumstances or events may ultimately have on our financial strength or claims-paying ability.
•
Difficult Economic Conditions. Our financial condition is materially affected by conditions in the global capital markets and the economy generally. During an economic downturn, the demand for our financial insurance products and services could be adversely affected. In addition, an economic downturn could cause the number and amount of full and partial withdrawals under our insurance products to increase significantly, and owners of our insurance products may choose to defer making purchase payments or paying insurance premiums or stop them altogether.
•
Unfavorable Interest Rate Environments. During periods of declining interest rates, we may experience financial losses as the spread between interest rates that we credit to customers under our insurance products and returns on our investments tighten. A sustained low interest rate environment presents challenges for us and other life insurance companies, as it generally reduces investment returns, raises the value of future obligations, and challenges asset-liability matching. During periods of increasing interest rates, we may experience financial losses due to increases in full and partial withdrawals under our insurance products as our customers choose to forgo insurance protection in favor of potentially higher returns. In an attempt to curb rising inflation, the Federal Reserve and other central banks raised interest rates multiple times in 2022. It is unclear whether and how interest rates will change in future periods. Although we take measures to manage economic risks associated with different interest rate environments, we may not be able to fully mitigate those risks.
•
Losses on Fixed Maturity Investments. Our fixed maturity investments are subject to interest rate risk and credit risk. Interest rate risk refers to how the values of our fixed maturity investments fluctuate in response to changes in market interest rates. Increases and decreases in prevailing interest rates generally result in decreases and increases, respectively, in the values of our fixed maturity investments. Credit risk refers to the risk that a counterparty will default on its commitments to us under a fixed maturity investment. See “Defaults by Counterparties” below.
•
Losses on Equity Investments. Our equity investments are generally valued based on quoted market prices and are subject to market risk. Market risk refers to how market prices for equity investments are subject to fluctuation. A downward fluctuation in the market price for an equity investment could result in losses upon the sale of that investment. Fluctuations in market prices may result from, among other things, actual or perceived changes in the attractiveness of specific investments or in general market conditions.
•
Losses on Real Estate Investments. A portion of our investment portfolio consists of mortgage loans and mortgage-backed securities related to commercial, agricultural and residential real estate. The value of our real estate investments may be negatively impacted by general economic conditions in the real estate sector, including supply and demand, market volatility, interest rate fluctuations, and geographic and extreme weather risks, as well as the creditworthiness of obligors.
•
Losses upon the Sale of Illiquid Investments. We hold certain investments that may lack liquidity, such as privately placed fixed maturity investments, mortgage loans, collateralized debt obligations, commercial mortgage-backed securities, equity real estate and limited partnership interests. Although we seek to minimize the likelihood that we would need to sell illiquid investments, if we were required to liquidate these investments on short notice, we may have difficulty doing so and may be forced to sell them for less than their fair value.
•
Prolonged and Elevated Inflationary Periods. During inflationary periods, the value of our fixed maturity investments may fall, see “Losses on Fixed Maturity Investments” above. Inflation also increases expenses, which will negatively impact our financial condition in the event that such additional costs cannot be offset. Prolonged and elevated inflation could adversely affect the financial markets and the economy generally, and dispelling it may require governments to pursue a restrictive fiscal and monetary policy, which could constrain overall economic activity and our growth. During 2022, the economy experienced elevated inflation and inflationary pressures, which may continue for future periods.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

•
Loss of Market Share to Competitors. There is strong competition among insurers, banks, brokerage firms and other financial institutions and providers seeking clients for the types of products and services that we provide. A loss of market share to our competitors could result in financial losses to our business. Our ability to successfully compete is dependent on numerous factors, some of which include the successful implementation of our business strategy, our financial strength, the attractiveness of our products and services, our relationships with distributors, and our reputation. Our ability to compete may also be hindered if our competitors obtain or seek to enforce intellectual property rights against us, or if we are otherwise precluded from offering products or services that are in demand. Our ability to compete may also be hindered if we are not able to protect or enforce our own intellectual property rights.
•
Defaults by Counterparties. Third-parties that owe us, or hold on our behalf (i.e., custodians), money, securities, or other assets may not fulfill their obligations to us. These parties may include issuers of investments that we may hold, borrowers under loans that we may hold or extend, reinsurers, counterparties under swap and other derivative contracts and other third-parties (e.g., customers, trading counterparties, brokers, dealers, banks, investment funds, clearing agents, exchanges and clearing houses). In addition, with respect to secured transactions, the risk of default may be exacerbated when the collateral held by us, or for us, cannot be fully recovered cannot be liquidated or is liquidated at a price that is not sufficient to cover the full amount owed to us. A party may default on its obligations for a variety of reasons, including bankruptcy, lack of liquidity, downturns in the economy or real estate market and operational failure. General economic conditions and trends may also result in increased defaults.
•
Impairments of Other Financial Institutions. We routinely execute transactions with counterparties in the financial services industry, including brokers, dealers, commercial banks, investment banks, insurers, reinsurers and other investment and financial institutions. A disruption to, or decline in the financial condition of, such financial institutions may expose us to financial losses.
•
Payments through Guaranty Associations. When an insurance company becomes insolvent, state insurance guaranty associations have the right to assess other insurance companies doing business in their state for funds to pay obligations to policyholders of the insolvent company, up to the state-specified limit of coverage. The future failure of a large life, health or annuity insurer could trigger assessments which we would be obligated to pay. Further, amounts for historical insolvencies may be assessed over many years, and there can be significant uncertainty around the total obligation for a given insolvency.
•
Ineffectiveness of Risk Management Policies. Our risk management policies and procedures intended to identify, monitor and manage economic risks may not be fully effective at mitigating our risk exposure in all market environments or against all types of risk. This could cause us to incur investment losses or cause our hedging and other risk management strategies to be ineffective.
•
Impacts of Climate Change. We are exposed to economic risks related to climate change. Our financial condition could be negatively impacted by increased costs, or financial losses on investments, arising from various events related to climate change, such as changes in public policy (either contributing to the adverse effects of climate change or promoting adaption to climate change), changes in global investment asset values, systemic risk to financial systems, short-term or long-term market distributions, changes in mortality/morbidity assumptions, changes in consumer behavior, business disruptions, extreme weather events, litigation, increased regulatory requirements, advancements in technology, and longer-term shifts in climate patterns. Climate change could also impact the types of assets in which we invest. For example, as the transition to a lower-carbon, more energy-efficient economy continues, regulators could require us (or we could voluntarily choose) to invest less in carbon-based industries, even though investments in carbon-based industries may have better returns in the short or long term. In addition, real estate investments may expose us to greater climate change risk, as climate change may negatively impact market prices or supply and demand, and may make extreme weather events more likely or frequent. Further, we may not be able to adequately predict and mitigate climate-change risk due to significant uncertainty and unknowns regarding the manifestations and timing of climate-change-driven events, absence of adequate historical data that captures this risk and the dependency of this risk on the extent of the actions taken in the short term by governments, corporations and communities around the world.
•
COVID-19 Pandemic. The economic conditions and uncertainties during the COVID-19 pandemic have at times negatively impacted our net income, surplus, and capital and liquidity positions. The extent to which a pandemic (including the COVID-19 pandemic or a future public health crisis) will impact our business and operations in the future cannot be predicted. Any risk management or contingency plans or preventative measures we take may not adequately predict or address the impact of a pandemic on our business. As such, a pandemic could have a material adverse effect on our financial condition and operations and may also have the effect of heightening the other risks described in this section of the prospectus.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

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Banking Sector Stress. Recently, in March 2023, multiple banks (such as Silicon Valley Bank and Signature Bank) were placed into receivership or acquired by another bank pursuant to the Federal Deposit Insurance Corporation’s regulatory authority. Additional banks appeared to be at risk of failing. These events have elevated concerns among market participants about the liquidity, default, and non-performance risk associated with banks, other financial institutions, and the financial services industry generally, and have added to already adverse market and economic conditions. We continue to closely monitor these events. If more banks or financial institutions enter receivership or become insolvent in the future, there could be a material adverse effect on our business and financial condition.
Changes in applicable law may negatively affect our financial strength and claims-paying ability.
We are subject to detailed and comprehensive regulation and supervision in all the jurisdictions in which we operate. Our operations, products and services are subject to varying state and federal laws. In addition, our operations, products and services are regulated by various regulatory authorities and self-regulatory authorities including state insurance departments, state securities administrators, state banking authorities, the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Internal Revenue Service, the Department of Labor, and the U.S. Commodity Futures Trading Commission.
Changes to federal and state laws and regulations may materially affect the way in which we conduct our business. We are faced with significant challenges due to the fact that our regulatory environment is evolving rapidly. Federal and state governments, including federal and state regulatory authorities, have become increasingly active in the regulation of the businesses in which we engage. In addition, federal and state regulatory authorities are assuming active, and in some cases increasingly aggressive, roles in interpreting and enforcing laws and regulations related to our business. We cannot predict the potential effects that any new laws or regulations, changes in existing laws or regulations, or the interpretation or enforcement of laws or regulations may have on our business, but such changes may negatively affect our financial strength and claims-paying ability.
The Securities and Exchange Commission adopted rules effective on June 30, 2020 (i) imposing a “best interest” standard of care on broker-dealers making recommendations to their customers and (ii) requiring broker-dealers and investment advisers to provide a written summary of the relationship between a broker-dealer or investment adviser, as applicable, and its customer. It remains unclear the extent to which these rules, and the evolving nature of the enforcement and interpretation of these rules by the Securities and Exchange Commission, could ultimately affect broker-dealers’ willingness to recommend our registered annuity products. These rules could increase, and to some extent have increased, our overall compliance costs and could also increase our exposure to legal claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims.
Various states have also adopted laws raising the standard of care owed by broker-dealers, investment advisers, or insurance agents to their customers. For example, at least 30 states have adopted the National Association of Insurance Commissioners (“NAIC”) revisions to its Suitability in Annuity Transactions Model Regulation, which imposes a requirement that any recommendation of an annuity product be in the consumer’s best interest. Some states have also adopted laws that differ from the NAIC’s Suitability in Annuity Transactions Model Regulation but impose similar obligations. As changes are adopted by our state regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business. In states that have adopted these increased standards with respect to annuity recommendations, this may lead to an increased risk of regulatory enforcement actions or potentially private claims.
Our reserves could be inadequate due to differences between our actual experience and management’s estimates and assumptions.
We establish and carry reserves to pay future benefits and claims of contract owners. Our reserves are calculated based on a number of estimates and assumptions, including estimates and assumptions related to future mortality, morbidity, interest rates, future equity performance, reinvestment rates, persistency, claims experience, and contract owner elections (i.e., the exercise or non-exercise of contract benefits). The assumptions and estimates used in connection with the reserve estimation process are inherently uncertain, involve the exercise of significant judgment and reflect evolving information. For example, the current rates of mortality and morbidity may continue to improve in the future due to medical and technological advancements that result in contract owners living longer than anticipated. We periodically review the adequacy of reserves and the underlying assumptions and make adjustments when appropriate. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits and claims or whether the assets supporting the contract liabilities will grow to the level assumed prior to payment of benefits or claims. If actual results differ significantly from our estimates and assumptions, our claim costs could increase significantly and

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

our reserves could be inadequate. If so, we will be required to increase reserves. However, we cannot be certain that our reserves will ultimately be sufficient to pay future benefits and claims of contract owners.
The amount of statutory capital that we must hold to meet our statutory capital requirements can vary significantly from time to time.
Statutory accounting standards and capital and reserve requirements are prescribed by the applicable state insurance regulators and the NAIC. State insurance regulators have established regulations that govern reserving requirements and provide minimum capitalization requirements based on risk-based capital (“RBC”) ratios for life insurance companies. In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including but not limited to, the amount of statutory income or losses that we generate, changes in reserves, the amount of additional capital that we must hold to support business growth, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio, changes in interest rates, and changes to existing RBC formulas. Additionally, state insurance regulators have significant leeway in interpreting existing regulations, which could further impact the amount of statutory capital or reserves that we must maintain. There can be no assurance that we will be able to maintain our current RBC ratio in the future or that our RBC ratio will not fall to a level that could have a material adverse effect on our business. If we are unable to maintain minimum capitalization requirements, our business may be subject to significant increases in supervision and control by state insurance regulators.
Litigation and regulatory proceedings may negatively affect our financial strength and claims-paying ability.
We have been named as defendants in lawsuits (both class actions and individual lawsuits) and have been involved in various regulatory investigations and examinations, and we may be involved in more in the future. These actions arise in various contexts, including in connection with our activities as an insurer, securities issuer, employer, investor, and taxpayer. Lawsuits and regulatory proceedings may involve significant amounts of damages (including punitive damages) or fines that we must pay, and certain regulatory authorities involved in regulatory proceedings have substantial power over our business operations. An adverse outcome in any lawsuit or regulatory proceeding that results in significant financial losses or operational burdens may negatively affect our financial strength and claims-paying ability.
Reinsurance may not be available or affordable, or may not be adequate to protect against harm to our financial strength and claims-paying ability.
As part of our overall risk management strategy, we purchase reinsurance for certain risks underwritten by our various business segments. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control can determine the availability and cost of the reinsurance protection for new business. If we are unable to purchase the desired amount of reinsurance protection on acceptable terms, our risk of loss may increase. As our risk of loss increases, so does the risk that we may not be able to meet our financial obligations.
Our hedging programs may be inadequate to protect against harm to our financial strength and claims-paying ability.
Certain types of insurance and investment products that we offer expose us to risks associated with fluctuations in financial markets. Although we use hedging techniques to manage risks associated with our insurance guarantees, increased volatility in the financial markets and unanticipated contract owner behavior may increase the cost of these hedges and/or negatively affect our ability to hedge certain risks. We may lose money on the derivatives that we hold as part of our hedging programs or otherwise. Ultimately, our hedging programs may be inadequate to protect us against the full extent of the exposure or losses we seek to mitigate, which in turn may negatively impact our financial strength and claims-paying ability.
Downgrades and potential downgrades to our claims-paying and financial strength ratings may signal a higher risk that we may be unable to meet our financial obligations, and may themselves negatively affect our financial strength and claims-paying ability.
Our claims-paying and financial strength ratings, which various ratings organizations publish as measures of an insurance company's ability to meet contract owner obligations, are important to maintaining public confidence in Allianz Life and our products, and the ability to market our products and services. A downgrade or an announced potential downgrade by credit rating agencies in our claims-paying and financial strength ratings may reflect an increased risk that we may not be able to meet our financial obligations. Any such downgrade or potential downgrade may itself harm our financial strength and claims-paying ability by causing financial losses to our business. Such losses may be the result of:
•
reductions in new sales of insurance products, annuities and other investment products;

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

•
increases in our cost of capital or limitations on our access to sources of capital;
•
harm to our relationships with distributors and sales specialists;
•
material increases in the number or amount of full and partial withdrawals under our insurance products;
•
pressure on us to reduce prices or increase crediting rates for many of our insurance products; and
•
harm to our ability to obtain reinsurance or obtain reasonable pricing for reinsurance.
Similarly, credit rating agencies also evaluate the insurance industry as a whole and may change Allianz Life’s and other insurance companies’ financial strength ratings based on the agencies’ overall view of the industry. It is possible that Allianz Life’s credit rating could be similarly downgraded in the future based on credit rating agencies’ evaluation of the life insurance industry as a whole due to changes in their view of Allianz Life relative to the industry or a change in their rating assessment methodologies. In addition, downgrades or announced potential downgrades in the financial strength ratings of the financial institutions with which we do business may adversely impact our business operations and may cause financial losses to our business.
The evolving landscape of environmental, social and governance standards could adversely affect our reputation or business results and could lead to litigation or regulatory proceedings that harm our financial condition.
Customers, regulators, and other market participants may evaluate our business or other practices according to a variety of environmental, social and governance ("ESG") standards, expectations, or metrics, all of which may evolve, may be subjective or underdeveloped in nature, and may reflect contrasting or conflicting values. Standard-setting organizations and regulators including, but not limited to, the NAIC, SEC, and state insurance regulators, have proposed or adopted, or may propose or adopt, ESG rules or standards applicable to us. For example, the NAIC has generally modified the Insurer Climate Risk Disclosure survey to align with aspects of the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures (TCFD) framework, a recognized framework of recommendations that were developed to enhance climate-related disclosures. In addition, as , the SEC has proposed new disclosure rules that, if adopted, would generally require a wide range of registered companies, including us, to prepare extensive disclosures and financial information on climate-related risk. Final SEC rules have not yet been adopted. Due to the sometimes conflicting, uncertain, and subjective ESG regulatory and market environment, we may be seen as acting inconsistently with ESG standards or values from the perspective of certain customers, regulators, or other constituents. As a result, we may face adverse regulatory, customer, media, or public scrutiny related to ESG that potentially could have a negative impact on our business or reputation or lead to legal challenges.
Risks Primarily Related to Our Business Operations
Breaches of security, or interference with our technology infrastructure, could harm our business.
Our business relies on technology systems and networks, including systems and networks managed by third parties to process, transmit and store information, and to conduct business activities and transactions with clients, distributors, vendors, and other third parties. We are also subject to certain federal and state regulations that require us to establish and maintain policies and procedures designed to protect sensitive client information. Maintaining the integrity of our systems is critical to the success of our business operations, including the retention of clients, and to the protection of our clients’ personal information. To date, we have not identified any material breaches or interference with our systems and networks; however, we routinely encounter and address such threats, including an increasing frequency of phishing scams, introductions of malware and unauthorized payment requests. Any such breaches or interference by third parties or by our employees that may in the future occur could have a material adverse impact on our business operations and our financial condition.
We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks resulting from attacks by third parties, including hackers, and from employee error or malfeasance. We also require third party vendors who, in the provision of services to us, are provided with or process information pertaining to our business or our clients to meet certain information security standards. Changes in our technology platforms, such as an evolution to accommodate mobile computing, may also require corresponding changes in our systems, networks and data security measures. In addition, the increasing reliance on technology systems and networks and the occurrence and potential adverse impact of attacks on such systems and networks, both generally and in the financial services industry, have enhanced government and regulatory scrutiny of the measures taken by companies to protect against cyber-security threats. As these threats, and government and regulatory oversight of associated risks, continue to evolve, we may be required to expend additional resources to enhance or expand upon the security measures we currently maintain.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Despite the measures we have taken and may in the future take to address and mitigate these risks, we cannot ensure that our systems and networks will not be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information, which in turn may result in legal claims, regulatory scrutiny and liability, reputational damage, the incurrence of costs to eliminate or mitigate further exposure, the loss of clients or other damage to our business. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. In addition, the trend toward broad consumer and general public notification of such incidents could exacerbate the harm to our business operations and our financial condition. Even if we successfully protected our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks as well as the adoption and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted security breaches are publicized. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services. There may be an increased risk of cyberattacks during periods of geo-political or military conflict.
The failure to protect our clients’ confidential information and privacy could adversely affect our business.
A number of our businesses are subject to privacy regulations and confidentiality obligations, including the Gramm-Leach-Bliley Act and state privacy laws and regulations. We also have contractual obligations to protect certain confidential information we obtain from our existing vendors and clients. These obligations generally include protecting such confidential information in the same manner and to the same extent as we protect our own confidential information. The actions we take to protect confidential information vary by business segment and may include, among other things:
•
training and educating our employees regarding our obligations relating to confidential information;
•
monitoring changes in state or federal privacy and compliance requirements;
•
drafting appropriate contractual provisions into any contract that raises proprietary and confidentiality issues;
•
maintaining secure storage facilities for tangible records;
•
limiting access to electronic information; and
•
in the event of a security breach, providing credit monitoring or other services to affected customers.
In addition, we must develop, implement and maintain a comprehensive written information security program with appropriate administrative, technical and physical safeguards to protect such confidential information. If we do not properly comply with privacy regulations and protect confidential information, we could experience adverse consequences, including regulatory sanctions, such as penalties, fines and loss of license, as well as loss of reputation and possible litigation. This could have an adverse impact on our Company’s reputation and business results.
Protection from system interruptions and operating errors is important to our business. If we were to experience a sustained interruption to our telecommunications or data processing systems or other failure in operational execution could harm our business operations and our business results.
Operating errors and system or network interruptions could delay and disrupt our ability to develop, deliver or maintain our products and services, causing harm to our business and reputation and resulting in loss of customers or revenue. Operating errors and system or network interruptions may also interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Interruptions could be caused by operational failures arising from employee error or malfeasance, interference by third parties (including hackers and other cyber-attacks), implementation of new technology, and maintenance of existing technology. Our financial, accounting, data processing or other operating systems and facilities may fail to operate or report data properly, experience connectivity disruptions or otherwise become disabled as a result of events that are wholly or partially beyond our control, adversely affecting our ability to process transactions or provide products and services to customers. The cause of these interruptions can include fires, floods, earthquakes and other natural disasters, power losses, equipment failures, attacks by third parties, failures of internal or vendor software or systems and other events beyond our control.
In addition, we rely on third party service providers and vendors for certain communications, technology and business functions and face the risk of operational failure (including, without limitation, failure caused by an inaccuracy, untimeliness or other deficiency in data reporting), termination or capacity constraints of any of the clearing agents, exchanges, clearing houses or other third party service providers that we use to facilitate or are component providers to our transactions and other product manufacturing and distribution activities. These risks are heightened by the evolution in the financial markets of increasingly sophisticated products, by business-driven hedging, by compliance issues and by other

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

risk management or investment or by financial management strategies. Any such failure, termination or constraint could adversely impact our ability to implement transactions, service our clients, manage our exposure to risk or otherwise achieve desired outcomes.
The occurrence of natural or man-made disasters and catastrophes could adversely affect our business operations and our business results.
The occurrence of natural or man-made disasters and catastrophes, including extreme weather events, acts of terrorism, geo-political disputes, public health crises (e.g. COVID-19), industrial accident, blackout, cyber-attack, computer virus, insider threat, insurrections and military actions, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could adversely affect our business operations and our business results, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters and catastrophes may damage our facilities, preventing our employees from performing their roles or otherwise disturbing our ordinary business operations, and by impacting claims. Such disasters and catastrophes may also impact us indirectly by changing the condition and behaviors of our customers, business counterparties and regulators, as well as by causing declines or volatility in the economic and financial markets. Climate change could increase our overall risk as extreme weather events may become more likely or frequent. We rely on certain third-parties to provide certain services important to our business operations. While we monitor the performance of such third-parties, including those with employees who operate remotely, successful implementation and execution of their business continuity strategies are largely outside of our control. Weaknesses or failures within a vendor’s business continuity plan in light of a natural or man-made disaster or catastrophe could materially disrupt our business operations.
Inadequate or failed processes or systems, human factors or external events may adversely affect our reputation or operational effectiveness, as well as our financial condition.
Operational risk is inherent in our business and can manifest itself in various ways, including business interruption, poor vendor performance, information systems malfunctions or failures, regulatory breaches, human errors, employee misconduct, external fraud, and inability to recruit, motivate, and retain key employees. These events can potentially result in financial loss, harm to our reputation and/or hinder our operational effectiveness. Management attempts to control these risks and keep operational risk at low levels by maintaining a sound and well controlled environment in light of the characteristics of our business, markets and regulatory environment in which we operate. Notwithstanding these measures, operational risk is part of the business environment in which we operate, and we may experience operational disruptions and incur losses from time to time due to these types of risks.

14. Financial Statements
The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 included in Appendix I of this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America (“Variable Account B”) as of December 31, 2022 are incorporated herein by reference to Variable Account B’s Form N-VPFS (File No. 811-05618) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Appendix A – Available Indexes
S&P 500® Index
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). This trademark has been licensed for use by S&P Dow Jones Indices LLC. S&P marks are trademarks of S&P. These trademarks have been sublicensed for certain purposes by Allianz Life Insurance Company of North America (“Allianz”). The S&P 500® Index (“the Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Allianz.
Allianz products are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investments generally or in Allianz products particularly or the ability of the Index and Average to track general market performance. S&P Dow Jones Indices’ only relationship to Allianz with respect to the Index and Average is the licensing of the Index and Average and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. The Index and Average are determined, composed, and calculated by S&P Dow Jones Indices without regard to Allianz or the products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of the products into consideration in determining, composing, or calculating the Index and Average. S&P Dow Jones Indices are not responsible for and have not participated in the design, development, pricing, and operation of the products, including the calculation of any interest payments or any other values credited to the products. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing, or trading of products. There is no assurance that investment products based on the Index and Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to products currently being issued by Allianz, but which may be similar to and competitive with Allianz products. In addition, CME Group Inc., an indirect minority owner of S&P Dow Jones Indices LLC, and its affiliates may trade financial products which are linked to the performance of the Index and Average. It is possible that this trading activity will affect the value of the products.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE INDEX AND AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX AND AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Index
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix A

The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Nasdaq-100® Index
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EURO STOXX 50®
The EURO STOXX 50®, Europe's leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
•
sponsor, endorse, sell or promote Allianz products.
•
recommend that any person invest in Allianz products or any other securities.
•
have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.
•
have any responsibility or liability for the administration, management or marketing of Allianz products.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix A

•
consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.
Specifically,
•
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•
The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;
•
The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
•
The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
•
The performance of Allianz products generally.
•
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
•
Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.
iShares® MSCI Emerging Markets ETF
The iShares® MSCI Emerging Markets ETF distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. These trademarks have been licensed for certain purposes by Allianz Life Insurance Company of North America ("Allianz") and its wholly-owned subsidiaries. Products offered by Allianz or its wholly-owned subsidiaries are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® MSCI Emerging Markets ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Allianz or its wholly-owned subsidiaries, or any member of the public regarding the advisability of purchasing a product from Allianz or its wholly-owned subsidiaries. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares MSCI Emerging Markets ETF or any data related thereto, or with the operation, marketing, trading or sale of any products or services offered by Allianz and its wholly-owned subsidiaries.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix A

Appendix B – Daily Adjustment
Generally
We designed the Daily Adjustment to provide an Index Option Value for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment takes into account:
(i)
any Index gains during the Term subject to the applicable Precision Rate or Cap,
(ii)
either any Index losses greater than the 10% Buffer, or Index losses down to the -10% Floor, and
(iii)
the number of days until the Term End Date.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credit that will be available on the Term End Date taking into account any applicable Buffer, Floor, Precision Rate, and/or Cap. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index prices and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment for 3-year Term Index Options may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year Term Index Options than 1-year Term Index Options because the Buffer is exposed to a longer time period. The impact of the Cap and Buffer on the Daily Adjustment for a 1-year Term Index Option is greater than it is for a 3-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)
proxy interest = beginning Proxy Value x (1 – time remaining during the Term)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
[Precision Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Precision Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the 10% Buffer for the Index Precision Strategy. It is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix B

For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-money put to mimic the protection of the -10% Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the 10% Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if an Index Option is uncapped.
Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed) and (ii) the time remaining during a Term. The time remaining during a Term is equal to the number of days remaining in the Term divided by the Term length. Term length equals the number of days from the Term Start Date to the Term End Date. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
Additional Information
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, in Exhibit 99(b) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This Exhibit is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(b) by calling (800) 624-0197, or visiting our website at allianzlife.com.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix B

Appendix C – Historical Initial and Renewal DPSCs, Precision Rates, and Caps
• The iShares® MSCI Emerging Markets ETF first became available to newly issued Contracts on April 29, 2019, and became available to certain existing Contracts on the first Index Anniversary that occurred on or after August 20,
2019.

• The Index Performance Strategy 3-year Term Index Options first became available to newly issued Contracts on May
1, 2020, and became available to certain existing Contracts on the first Index Anniversary that occurred on or after
November 23, 2020.

• For more information, please see Appendix G.
This information regarding the initial and renewal DPSCs, Precision Rates, and Caps is for historical purposes only; it is not a representation as to future DPSCs, Precision Rates, and Caps. DPSCs, Precision Rates, and Caps may change frequently, and may vary substantially based on market conditions.
Index Protection Strategy
The S&P 500® Index was the only Index available with the Index Protection Strategy prior to May 1, 2018. The Index
Protection Strategy with the Russell 2000® Index, Nasdaq-100® Index and EURO STOXX 50® first became available to newly issued Contracts on May 1, 2018, and became available to existing Contracts on the first Index Anniversary that occurred on or after June 4, 2018. For more information, please see Appendix G.

Following are the highest and lowest initial and renewal DPSCs offered for Index Effective Date periods occurring within each calendar year during May 23, 2017 (the date the Contracts were first issued) through January 2, 2023.
Index Effective Dates: 5/23/2017 – 1/2/2018
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
DPSCs	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial DPSCs	1.50%	2.50%	NA	NA	NA	NA	NA	NA	NA	NA
1st Anniversary Renewal DPSCs	2.00%	3.10%	2.00%	3.10%	2.00%	3.10%	2.50%	3.70%	NA	NA
2nd Anniversary Renewal DPSCs	2.10%	3.20%	2.20%	3.20%	2.10%	3.20%	2.70%	3.80%	2.20%	3.30%
3rd Anniversary Renewal DPSCs	2.20%	3.30%	2.30%	3.30%	2.20%	3.20%	2.40%	3.50%	2.40%	3.50%
4th Anniversary Renewal DPSCs	2.10%	3.10%	2.30%	3.30%	2.20%	3.30%	2.30%	3.40%	2.10%	3.20%
5th Anniversary Renewal DPSCs	2.00%	3.30%	2.00%	3.20%	2.00%	3.30%	2.00%	3.30%	1.80%	3.00%
Index Effective Dates: 1/3/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
DPSCs	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial DPSCs[1]	1.75%	3.40%	2.00%	3.40%	2.00%	3.40%	2.50%	4.40%	NA	NA
1st Anniversary Renewal DPSCs[2]	2.00%	3.20%	2.00%	3.20%	2.00%	3.20%	2.50%	3.70%	2.20%	3.30%
2nd Anniversary Renewal DPSCs	2.20%	3.00%	2.30%	3.00%	2.20%	3.00%	2.40%	3.50%	2.30%	3.10%
3rd Anniversary Renewal DPSCs	2.00%	2.90%	2.10%	3.00%	2.00%	2.90%	2.10%	3.40%	2.10%	3.10%
4th Anniversary Renewal DPSCs	2.10%	2.90%	2.20%	2.80%	2.20%	2.80%	2.30%	2.90%	2.00%	2.50%
1
The initial DPSCs for the Russell 2000® Index, Nasdaq-100® Index and EURO STOXX 50® are for a partial period of June 4, 2018 through January 1, 2019.
2
The 1st Anniversary Renewal DPSCs for the iShares® MSCI Emerging Markets ETF are for a partial period of June 3, 2019 through January 1, 2020.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix C

Index Protection Strategy (continued)
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
DPSCs	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial DPSCs[1]	3.30%	5.00%	3.30%	5.00%	3.30%	5.00%	3.80%	5.50%	3.30%	5.20%
1st Anniversary Renewal DPSCs	3.20%	4.80%	3.30%	4.80%	3.40%	4.80%	3.20%	5.30%	3.30%	5.00%
2nd Anniversary Renewal DPSCs	3.10%	4.60%	3.10%	4.70%	3.10%	4.60%	3.10%	4.80%	3.00%	4.80%
3rd Anniversary Renewal DPSCs	2.80%	4.70%	3.10%	4.70%	3.00%	4.60%	2.80%	4.70%	2.60%	4.40%
1
The initial DPSCs for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.
Index Effective Dates: 1/7/2020 – 1/4/2021
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
DPSCs	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial DPSCs	2.20%	3.30%	2.25%	3.30%	2.20%	3.30%	2.30%	3.80%	2.25%	3.30%
1st Anniversary Renewal DPSCs	1.80%	3.00%	2.00%	3.40%	2.00%	3.40%	2.00%	3.30%	1.90%	3.30%
2nd Anniversary Renewal DPSCs	1.80%	3.30%	1.70%	3.60%	1.80%	3.60%	1.70%	3.40%	1.60%	3.30%
Index Effective Dates: 1/5/2021 – 1/3/2022
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
DPSCs	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial DPSCs	1.60%	2.10%	1.60%	2.30%	1.50%	2.20%	1.30%	2.20%	1.50%	2.30%
1st Anniversary Renewal DPSCs	1.50%	2.30%	1.40%	2.40%	1.40%	2.30%	1.20%	2.50%	1.20%	2.20%
Index Effective Dates: 1/4/2022 – 1/2/2023
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
DPSCs	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial DPSCs	1.90%	10.00%	2.00%	10.00%	1.80%	10.00%	1.60%	10.10%	1.80%	9.10%

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix C

Index Precision Strategy
The Index Precision Strategy first became available to newly issued Contracts on November 14, 2017, and became available to existing Contracts on the first Index Anniversary that occurred on or after January 15, 2018. For more information, please see Appendix G.

Following are the highest and lowest initial and renewal Precision Rates offered for Index Effective Date periods occurring within each calendar year during November 14, 2017 (the date the Index Precision Strategy was first available) through January 2, 2023. The Buffer was 10.00% for each Index.
Index Effective Dates: 5/23/2017 – 1/2/2018
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Precision Rates	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Precision Rates[1]	5.00%	5.25%	6.75%	7.00%	6.00%	6.25%	8.25%	8.25%	NA	NA
1st Anniversary Renewal Precision Rates	5.80%	7.90%	6.30%	8.40%	6.80%	9.40%	8.40%	10.20%	NA	NA
2nd Anniversary Renewal Precision Rates	6.10%	8.20%	7.20%	8.90%	7.30%	9.70%	8.80%	11.00%	8.30%	9.70%
3rd Anniversary Renewal Precision Rates	9.10%	12.70%	10.20%	14.90%	10.50%	15.30%	8.90%	13.00%	9.30%	13.30%
4th Anniversary Renewal Precision Rates	7.50%	9.00%	9.30%	11.00%	8.90%	10.30%	7.90%	9.40%	8.10%	10.20%
5th Anniversary Renewal Precision Rates	8.90%	10.80%	10.30%	12.70%	10.80%	12.60%	9.40%	12.10%	9.10%	11.00%
1
The initial Precision Rates are for a partial period from November 14, 2017 through January 2, 2018.
Index Effective Dates: 1/3/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Precision Rates	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Precision Rates	5.15%	8.30%	6.30%	9.10%	6.35%	10.20%	8.25%	11.30%	NA	NA
1st Anniversary Renewal Precision Rates[1]	5.90%	8.30%	7.10%	9.30%	7.00%	9.30%	8.90%	10.50%	8.30%	10.00%
2nd Anniversary Renewal Precision Rates	6.50%	11.70%	7.20%	13.90%	7.40%	13.30%	8.30%	12.00%	7.90%	12.30%
3rd Anniversary Renewal Precision Rates	6.90%	9.40%	8.60%	11.60%	7.70%	11.10%	6.70%	9.10%	7.40%	10.40%
4th Anniversary Renewal Precision Rates	8.20%	10.30%	9.50%	12.20%	10.10%	11.90%	8.90%	11.50%	9.00%	11.20%
1
The 1st Anniversary Renewal Precision Rates for the iShares® MSCI Emerging Markets ETF are for a partial period of June 3, 2019 through January 1, 2020.
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Precision Rates	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Precision Rates[1]	6.70%	9.20%	7.90%	9.50%	7.70%	11.30%	9.10%	11.60%	8.80%	10.00%
1st Anniversary Renewal Precision Rates	6.50%	11.60%	7.20%	13.80%	7.40%	13.30%	8.30%	11.90%	8.10%	12.20%
2nd Anniversary Renewal Precision Rates	6.80%	8.70%	8.40%	10.80%	7.50%	10.20%	6.50%	8.60%	7.30%	9.60%
3rd Anniversary Renewal Precision Rates	8.20%	9.60%	9.50%	11.60%	9.80%	11.50%	8.60%	11.20%	8.90%	10.40%
1
The initial Precision Rates for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix C

Index Precision Strategy (continued)
Index Effective Dates: 1/7/2020 – 1/4/2021
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Precision Rates	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Precision Rates	6.50%	11.60%	7.20%	13.80%	7.40%	13.30%	8.30%	11.90%	8.10%	12.20%
1st Anniversary Renewal Precision Rates	6.80%	8.70%	8.40%	10.80%	7.50%	10.20%	6.50%	8.60%	7.30%	9.60%
2nd Anniversary Renewal Precision Rates	8.20%	9.60%	9.50%	11.60%	9.80%	11.50%	8.60%	11.20%	8.90%	10.40%
Index Effective Dates: 1/5/2021 – 1/3/2022
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Precision Rates	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Precision Rates	6.80%	8.70%	8.40%	10.80%	7.50%	10.20%	6.50%	8.60%	7.30%	9.60%
1st Anniversary Renewal Precision Rates	8.20%	9.60%	9.50%	11.60%	9.80%	11.50%	8.60%	11.20%	8.90%	10.40%
Index Effective Dates: 1/4/2022 – 1/2/2023
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Precision Rates	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Precision Rates	8.30%	15.10%	10.40%	16.60%	9.90%	17.10%	8.60%	15.70%	9.10%	14.50%
Index Guard Strategy
Following are the highest and lowest initial and renewal Caps offered for Index Effective Date periods occurring within each calendar year during May 23, 2017 (the date the Contracts were first issued) through January 2, 2023. The Floor was -10.00% for each Index.
Index Effective Dates: 5/23/2017 – 1/2/2018
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	6.50%	9.00%	7.75%	10.50%	6.75%	8.75%	8.50%	12.25%	NA	NA
1st Anniversary Renewal Caps	6.75%	8.75%	7.25%	9.25%	7.00%	9.00%	15.00%	18.50%	NA	NA
2nd Anniversary Renewal Caps	7.25%	10.00%	8.00%	10.50%	7.75%	10.25%	15.00%	18.75%	8.75%	11.25%
3rd Anniversary Renewal Caps	7.25%	9.75%	8.00%	9.75%	7.75%	9.50%	11.00%	14.75%	8.50%	11.25%
4th Anniversary Renewal Caps	6.25%	8.50%	9.00%	11.00%	8.00%	10.25%	10.25%	14.25%	9.00%	11.50%
5th Anniversary Renewal Caps	6.75%	10.00%	8.50%	10.75%	8.25%	11.00%	9.75%	13.00%	8.50%	11.00%
Index Effective Dates: 1/3/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	6.50%	9.00%	7.25%	9.50%	6.75%	9.50%	12.50%	19.00%	NA	NA
1st Anniversary Renewal Caps[1]	7.25%	9.25%	7.75%	10.00%	7.50%	9.00%	15.00%	18.50%	8.75%	10.75%
2nd Anniversary Renewal Caps	6.25%	8.75%	7.75%	8.50%	7.50%	9.00%	11.50%	15.00%	7.50%	9.50%
3rd Anniversary Renewal Caps	5.25%	7.25%	7.75%	9.75%	6.75%	9.00%	8.75%	12.50%	7.50%	9.75%
4th Anniversary Renewal Caps	6.50%	8.25%	8.00%	9.25%	8.00%	9.25%	9.50%	11.25%	8.00%	9.75%
1
The 1st Anniversary Renewal Caps for the iShares® MSCI Emerging Markets ETF are for a partial period of June 3, 2019 through January 1, 2020.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix C

Index Guard Strategy (continued)
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps[1]	8.50%	10.25%	9.00%	10.25%	8.25%	10.25%	16.00%	19.50%	9.50%	11.00%
1st Anniversary Renewal Caps	6.25%	8.75%	7.75%	8.75%	7.50%	8.75%	11.50%	16.25%	7.50%	9.25%
2nd Anniversary Renewal Caps	5.25%	6.25%	7.75%	8.50%	6.75%	8.00%	8.75%	12.25%	7.00%	8.50%
3rd Anniversary Renewal Caps	6.00%	8.00%	7.75%	8.75%	7.50%	9.00%	9.00%	10.25%	7.75%	9.00%
1
The initial Caps for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.
Index Effective Dates: 1/7/2020 – 1/4/2021
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	6.25%	8.75%	7.75%	8.75%	7.50%	8.75%	8.50%	16.25%	7.50%	9.25%
1st Anniversary Renewal Caps	5.25%	6.25%	7.75%	8.50%	6.75%	8.00%	8.50%	12.25%	7.00%	8.50%
2nd Anniversary Renewal Caps	6.00%	8.00%	7.75%	8.75%	7.50%	9.00%	9.00%	10.25%	7.75%	9.00%
Index Effective Dates: 1/5/2021 – 1/3/2022
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	5.25%	6.25%	7.75%	8.50%	6.75%	8.00%	8.00%	9.50%	7.00%	8.50%
1st Anniversary Renewal Caps	6.00%	8.00%	7.75%	8.75%	7.50%	9.00%	9.00%	10.25%	7.75%	9.00%
Index Effective Dates: 1/4/2022 – 1/2/2023
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	6.00%	14.50%	8.00%	15.75%	7.50%	15.50%	9.00%	21.75%	8.50%	15.75%
Index Performance Strategy 1-year Term
Following are the highest and lowest initial and renewal Caps offered for Index Effective Date periods occurring within each calendar year during May 23, 2017 (the date the Contracts were first issued), through January 2, 2023. The Buffer was 10.00% for each Index.
Index Effective Dates: 5/23/2017 – 1/2/2018
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	6.00%	8.75%	9.00%	12.25%	6.50%	9.00%	10.75%	12.75%	NA	NA
1st Anniversary Renewal Caps	7.25%	10.50%	9.00%	11.25%	9.25%	12.50%	15.00%	20.00%	NA	NA
2nd Anniversary Renewal Caps	7.50%	10.75%	8.75%	11.75%	9.25%	12.50%	15.50%	19.25%	10.50%	13.25%
3rd Anniversary Renewal Caps	11.75%	17.00%	13.75%	20.75%	12.75%	18.75%	15.50%	20.00%	13.50%	20.00%
4th Anniversary Renewal Caps	10.75%	12.75%	13.25%	16.00%	12.00%	14.50%	12.75%	19.50%	12.50%	17.00%
5th Anniversary Renewal Caps	11.25%	14.75%	15.00%	18.00%	13.75%	18.50%	15.00%	23.25%	14.50%	18.25%

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix C

Index Performance Strategy 1-year Term (continued)
Index Effective Dates: 1/3/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	6.75%	10.75%	9.00%	11.75%	8.25%	13.00%	11.25%	20.00%	NA	NA
1st Anniversary Renewal Caps[1]	7.25%	10.50%	8.75%	12.50%	8.75%	12.00%	14.25%	19.00%	10.50%	14.75%
2nd Anniversary Renewal Caps	8.25%	15.25%	9.00%	19.50%	9.00%	18.50%	14.00%	18.50%	10.25%	18.25%
3rd Anniversary Renewal Caps	10.00%	13.50%	12.75%	18.00%	11.75%	16.75%	12.00%	17.00%	11.50%	14.75%
4th Anniversary Renewal Caps	11.25%	13.50%	14.75%	18.75%	13.75%	17.00%	14.25%	21.50%	14.00%	17.25%
1
The 1st Anniversary Renewal Caps for the iShares® MSCI Emerging Markets ETF are for a partial period of June 3, 2019 through January 1, 2020.
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps[1]	8.50%	12.25%	10.25%	12.50%	9.75%	14.75%	17.50%	20.00%	11.75%	14.75%
1st Anniversary Renewal Caps	8.75%	15.25%	9.50%	19.50%	9.50%	18.50%	14.75%	18.50%	10.75%	17.75%
2nd Anniversary Renewal Caps	9.75%	13.25%	12.50%	16.75%	11.75%	15.25%	11.50%	14.00%	11.25%	14.75%
3rd Anniversary Renewal Caps	11.00%	13.50%	14.75%	17.00%	14.25%	15.75%	14.50%	18.50%	13.75%	17.25%
1
The initial Caps for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.
Index Effective Dates: 1/7/2020 – 1/4/2021
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	8.75%	15.25%	9.50%	19.50%	9.50%	18.50%	14.75%	18.50%	10.75%	17.75%
1st Anniversary Renewal Caps	9.75%	13.25%	12.50%	16.75%	11.75%	15.25%	11.50%	14.00%	11.25%	14.75%
2nd Anniversary Renewal Caps	11.00%	13.50%	14.75%	17.00%	14.25%	15.75%	14.50%	18.50%	13.75%	17.25%
Index Effective Dates: 1/5/2021 – 1/3/2022
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	9.75%	13.25%	12.50%	16.75%	11.75%	15.25%	11.50%	14.00%	11.25%	14.75%
1st Anniversary Renewal Caps	12.00%	15.50%	14.75%	17.00%	14.25%	15.75%	14.50%	18.50%	13.75%	17.25%
Index Effective Dates: 1/4/2022 – 1/2/2023
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	12.00%	23.00%	15.00%	27.00%	14.25%	27.25%	15.25%	29.00%	13.75%	26.00%
Index Performance Strategy 3-year Term
The Index Performance Strategy 3-year Term Index Options first became available to newly issued Contracts on May 1,
2020, and became available to certain existing Contracts on the first Index Anniversary that occurred on or after
November 23, 2020. For more information, please see Appendix G.

Following are the highest and lowest initial and renewal Caps offered for Index Effective Date periods occurring during May 1, 2020 (the date Index Performance Strategy 3-year Term was first available), through January 2, 2023. The Buffer was 10% for each Index.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix C

Index Performance Strategy 3-year Term (continued)
Index Effective Dates: 5/23/2017 – 1/2/2018
Indexes:	S&P 500® Index		Russell 2000® Index
Caps	Lowest	Highest	Lowest	Highest
3rd Anniversary Renewal Caps[1]	50.00%	50.00%	45.00%	45.00%
4th Anniversary Renewal Caps	30.00%	55.00%	30.00%	50.00%
5th Anniversary Renewal Caps	25.00%	45.00%	30.00%	50.00%
1
The 3rd Anniversary Renewal Caps are for a partial period of November 23, 2020 through January 2, 2021.
Index Effective Dates: 1/3/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index
Caps	Lowest	Highest	Lowest	Highest
2nd Anniversary Renewal Caps[1]	50.00%	50.00%	45.00%	45.00%
3rd Anniversary Renewal Caps	30.00%	50.00%	30.00%	45.00%
4th Anniversary Renewal Caps	25.00%	30.00%	30.00%	35.00%
1
The 2nd Anniversary Renewal Caps are for a partial period of November 23, 2020 through January 1, 2021.
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index
Caps	Lowest	Highest	Lowest	Highest
1st Anniversary Renewal Caps[1]	50.00%	50.00%	45.00%	45.00%
2nd Anniversary Renewal Caps	30.00%	45.00%	30.00%	40.00%
3rd Anniversary Renewal Caps	25.00%	30.00%	30.00%	35.00%
1
The 1st Anniversary Renewal Caps are for a partial period of November 23, 2020 through January 6, 2021.
Index Effective Dates: 1/7/2020 – 1/4/2021
Indexes:	S&P 500® Index		Russell 2000® Index
Caps	Lowest	Highest	Lowest	Highest
Initial Caps[1]	50.00%	55.00%	45.00%	55.00%
1st Anniversary Renewal Caps	30.00%	45.00%	30.00%	40.00%
2nd Anniversary Renewal Caps	25.00%	30.00%	30.00%	35.00%
1
The initial Caps are for a partial period of May 1, 2020 through January 6, 2021.
Index Effective Dates: 1/5/2021 – 1/3/2022
Indexes:	S&P 500® Index		Russell 2000® Index
Caps	Lowest	Highest	Lowest	Highest
Initial Caps	30.00%	100.00%	30.00%	40.00%
1st Anniversary Renewal Caps	25.00%	70.00%	30.00%	35.00%
Index Effective Dates: 1/4/2022 – 1/2/2023
Indexes:	S&P 500® Index		Russell 2000® Index
Caps	Lowest	Highest	Lowest	Highest
Initial Caps	30.00%	100.00%	35.00%	100.00%

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix C

Appendix D – Historical Index Option Performance Information
The Index Performance Strategy 3-year Term using the S&P 500® Index was not available before May 1, 2020.
Therefore, no performance for this Index Option will be included here until after May 1, 2023. For more information, please see Appendix G.

The following historical information, based on historical Buffers, Floors, DPSCs, Precision Rates, and Caps, show how actual movements in the external Index Returns impacted actual Credits. They show the lowest and highest actual annual Index Returns for each time period, and the corresponding Credits received for these Index Returns. No single Crediting Method or Index Option consistently delivers the most return under all market conditions. Past performance does not guaranteed future results. This historical information shows the returns for Contracts with Index Effective Date periods occurring within the first year that each Crediting Method was available using the S&P 500® Index.
Index Protection Strategy with the S&P 500® Index
Index Effective Date	5/23/2017- 6/5/2017	6/6/2017- 7/4/2017	7/5/2017- 7/16/2017	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017	10/3/2017- 11/6/2017
Initial DPSC	1.50%	1.50%	1.50%	2.50%	2.50%	1.50%	1.50%
1st Index Year Index Return	10.12% to 15.40%	11.29% to 14.71%	12.50% to 15.09%	13.28% to 14.89%	13.61% to 18.57%	15.54% to 17.16%	2.33% to 15.42%
1st Index Anniversary Credit	1.50%	1.50%	1.50%	2.50%	2.50%	1.50%	1.50%
1st Anniversary Renewal DPSC	2.05%	2.00%	2.10%	3.10%	3.10%	2.10%	2.10%
2nd Index Year Index Return	-0.09% to 12.01%	2.57% to 10.42%	6.89% to 9.27%	5.54% to 7.79%	-0.63% to 4.98%	-1.23% to 4.18%	-0.51% to 15.08%
2nd Index Anniversary Credit	0% or 2.05%	2.00%	2.10%	3.10%	0% or 3.10%	0% or 2.10%	0% or 2.10%
2nd Anniversary Renewal DPSC	2.10%	2.10%	2.20%	3.20%	3.10%	2.20%	2.30%
3rd Index Year Index Return	-3.49% to 13.01%	3.27% to 13.68%	4.68% to 6.85%	6.49% to 9.25%	11.55% to 21.47%	9.12% to 15.96%	7.54% to 20.29%
3rd Index Anniversary Credit	0% or 2.10%	2.10%	2.20%	3.20%	3.10%	2.20%	2.30%
3rd Anniversary Renewal DPSC	2.40%	2.30%	2.30%	3.30%	3.30%	2.20%	2.20%
4th Index Year Index Return	32.33% to 47.49%	30.76% to 42.59%	36.60% to 38.96%	30.96% to 37.53%	28.28% to 34.25%	28.43% to 35.48%	23.10% to 39.89%
4th Index Anniversary Credit	2.40%	2.30%	2.30%	3.30%	3.30%	2.20%	2.20%
4th Anniversary Renewal DPSC	2.20%	2.20%	2.10%	3.10%	3.10%	2.10%	2.10%
5th Index Year Index Return	-6.09% to 3.25%	-13.19% to -1.56%	-13.35% to -10.45%	-11.33% to -7.46%	-13.48% to -2.65%	-17.91% to -8.02%	-20.18% to -11.85%
5th Index Anniversary Credit	0% or 2.20%	0%	0%	0%	0%	0%	0%

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix D

Index Effective Date	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018	5/1/2018- 6/4/2018
Initial DPSC	1.50%	1.75%	1.75%	1.80%	1.85%	1.90%	2.05%
1st Index Year Index Return	1.37% to 8.62%	-12.38% to 2.68%	-9.77% to 3.35%	0.51% to 4.92%	-0.12% to 11.05%	7.17% to 11.18%	0.36% to 12.01%
1st Index Anniversary Credit	1.50%	0% or 1.75%	0% or 1.75%	1.80%	0% or 1.85%	1.90%	2.05%
1st Anniversary Renewal DPSC	2.10%	2.20%	2.00%	2.10%	2.20%	2.10%	2.10%
2nd Index Year Index Return	9.64% to 19.03%	15.46% to 37.13%	19.23% to 32.15%	6.10% to 23.79%	-21.63% to 7.25%	-13.39% to -0.89%	-3.49% to 11.34%
2nd Index Anniversary Credit	2.10%	2.20%	2.00%	2.10%	0% or 2.20%	0%	0% or 2.10%
2nd Anniversary Renewal DPSC	2.30%	2.20%	2.20%	2.20%	2.30%	2.40%	2.40%
3rd Index Year Index Return	14.17% to 18.84%	13.59% to 18.43%	13.17% to 18.86%	14.92% to 32.08%	28.56% to 76.12%	44.83% to 63.86%	35.91% to 48.11%
3rd Index Anniversary Credit	2.30%	2.20%	2.20%	2.20%	2.30%	2.40%	2.40%
3rd Anniversary Renewal DPSC	2.20%	2.20%	2.00%	2.10%	2.20%	2.20%	2.20%
4th Index Year Index Return	23.22% to 32.42%	23.15% to 29.61%	13.00% to 29.61%	8.87% to 17.28%	5.14% to 15.22%	-0.30% to 12.38%	-6.09% to 3.25%
4th Index Anniversary Credit	2.20%	2.20%	2.00%	2.10%	2.20%	0% or 2.20%	0% or 2.20%
4th Anniversary Renewal DPSC	2.10%	2.10%
5th Index Year Index Return	-19.99% to -9.67%	-20.96% to -12.91%
5th Index Anniversary Credit	0%	0%

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix D

Index Precision Strategy with the S&P 500® Index
The Index Precision Strategy was not available before November 14, 2017. The Buffer was 10% for all time periods. For
Index Anniversaries with a range of Credits, any positive Credit cannot be less than the stated positive number.

Index Effective Date	11/14/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018	5/1/2018- 6/4/2018
Initial Precision Rate	5.00%	5.25%	5.25%	5.15%	6.75%	6.40%	7.90%
1st Index Year Index Return	1.37% to 8.62%	-12.38% to 2.68%	-9.77% to 3.35%	0.51% to 4.92%	-0.12% to 11.05%	7.17% to 11.18%	0.36% to 12.01%
1st Index Anniversary Credit	5.00%	-2.38% to 5.25%	0% or 5.25%	5.15%	0% or 6.75%	6.40%	7.90%
1st Anniversary Renewal Precision Rate	6.30%	7.30%	7.40%	7.00%	6.90%	6.30%	6.10%
2nd Index Year Index Return	9.64% to 19.03%	15.46% to 37.13%	19.23% to 32.15%	6.10% to 23.79%	-21.63% to 7.25%	-13.39% to -0.89%	-3.49% to 11.34%
2nd Index Anniversary Credit	6.30%	7.30%	7.40%	7.00%	-11.63% to 6.90%	-3.39% to 0.00%	0% or 6.10%
2nd Anniversary Renewal Precision Rate	7.70%	7.10%	7.20%	6.50%	6.50%	9.20%	9.80%
3rd Index Year Index Return	14.17% to 18.84%	13.59% to 18.43%	13.17% to 18.86%	14.92% to 32.08%	28.56% to 76.12%	44.83% to 63.86%	35.91% to 48.11%
3rd Index Anniversary Credit	7.70%	7.10%	7.20%	6.50%	6.50%	9.20%	9.80%
3rd Anniversary Renewal Precision Rate	11.60%	9.10%	8.90%	8.80%	8.90%	9.40%	8.10%
4th Index Year Index Return	23.22% to 32.42%	23.15% to 29.61%	13.00% to 29.61%	8.87% to 17.28%	5.14% to 15.22%	-0.30% to 12.38%	-6.09% to 3.25%
4th Index Anniversary Credit	11.60%	9.10%	8.90%	8.80%	8.90%	0% or 9.40%	0% or 8.10%
4th Anniversary Renewal Precision Rate	9.00%	7.90%
5th Index Year Index Return	-19.99% to -9.67%	-20.96% to -12.91%
5th Index Anniversary Credit	-9.99% to 0.00%	-10.96% to -2.91%

Index Effective Date	6/5/2018- 7/2/2018	7/3/2018- 8/6/2018	8/7/2018- 9/4/2018	9/5/2018- 10/1/2018	10/2/2018- 11/5/2018	11/6/2018- 12/3/2018
Initial Precision Rate	6.60%	6.00%	6.10%	6.50%	6.70%	7.10%
1st Index Year Index Return	2.57% to 9.03%	0.15% to 10.42%	-0.95% to 3.70%	0.54% to 4.18%	-1.23% to 14.32%	9.64% to 19.03%
1st Index Anniversary Credit	6.60%	6.00%	0% or 6.10%	6.50%	0% or 6.70%	7.10%
1st Anniversary Renewal Precision Rate	6.50%	7.20%	5.90%	7.70%	8.30%	8.00%
2nd Index Year Index Return	3.27% to 13.68%	4.48% to 16.22%	14.38% to 21.47%	9.12% to 15.15%	7.54% to 20.29%	14.06% to 18.54%
2nd Index Anniversary Credit	6.50%	7.20%	5.90%	7.70%	8.30%	8.00%
2nd Anniversary Renewal Precision Rate	9.90%	10.90%	11.70%	10.70%	11.20%	11.30%
3rd Index Year Index Return	30.76% to 42.59%	30.96% to 39.05%	29.10% to 32.82%	28.88% to 37.24%	23.10% to 39.89%	23.77% to 33.97%
3rd Index Anniversary Credit	9.90%	10.90%	11.70%	10.70%	11.20%	11.30%
3rd Anniversary Renewal Precision Rate	7.50%	7.80%	7.50%	7.00%	7.20%	7.50%
4th Index Year Index Return	-13.02% to -1.56%	-12.99% to -6.06%	-13.48% to -3.82%	-17.97% to -7.81%	-18.96% to -11.85%	-19.99% to -11.89%
4th Index Anniversary Credit	-3.02% to 0.00%	-2.99% to 0.00%	-3.48% to 0.00%	-7.97% to 0.00%	-8.96% to -1.85%	-9.99% to -1.89%

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix D

Index Guard Strategy with the S&P 500® Index
The Floor was -10% for all time periods

Index Effective Date	5/23/2017- 6/5/2017	6/6/2017- 7/4/2017	7/5/2017- 7/16/2017	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017	10/3/2017- 11/6/2017
Initial Cap	7.25%	7.25%	7.25%	9.00%	9.00%	7.00%	6.75%
1st Index Year Index Return	10.12% to 15.40%	11.29% to 14.71%	12.50% to 15.09%	13.28% to 14.89%	13.61% to 18.57%	15.54% to 17.16%	2.33% to 15.42%
1st Index Anniversary Credit	7.25%	7.25%	7.25%	9.00%	9.00%	7.00%	2.33% to 6.75%
1st Anniversary Renewal Cap	7.75%	7.25%	7.00%	8.75%	8.75%	6.75%	6.75%
2nd Index Year Index Return	-0.09% to 12.01%	2.57% to 10.42%	6.89% to 9.27%	5.54% to 7.79%	-0.63% to 4.98%	-1.23% to 4.18%	-0.51% to 15.08%
2nd Index Anniversary Credit	-0.09% to 7.75%	2.57% to 7.25%	6.89% to 7.00%	5.54% to 7.79%	-0.63% to 4.98%	-1.23% to 4.18%	-0.51% to 6.75%
2nd Anniversary Renewal Cap	7.25%	7.25%	8.25%	10.00%	9.00%	8.00%	8.25%
3rd Index Year Index Return	-3.49% to 13.01%	3.27% to 13.68%	4.68% to 6.85%	6.49% to 9.25%	11.55% to 21.47%	9.12% to 15.96%	7.54% to 20.29%
3rd Index Anniversary Credit	-3.49% to 7.25%	3.27% to 7.25%	4.68% to 6.85%	6.49% to 9.25%	9.00%	8.00%	7.54% to 8.25%
3rd Anniversary Renewal Cap	8.75%	8.25%	7.75%	9.50%	9.75%	7.50%	7.25%
4th Index Year Index Return	32.33% to 47.49%	30.76% to 42.59%	36.60% to 38.96%	30.96% to 37.53%	28.28% to 34.25%	28.43% to 35.48%	23.10% to 39.89%
4th Index Anniversary Credit	8.75%	8.25%	7.75%	9.50%	9.75%	7.50%	7.25%
4th Anniversary Renewal Cap	7.00%	7.00%	6.75%	8.50%	8.25%	6.25%	6.25%
5th Index Year Index Return	-6.09% to 3.25%	-13.19% to -1.56%	-13.35% to -10.45%	-11.33% to -7.46%	-13.48% to -2.65%	-17.91% to -8.02%	-20.18% to -11.85%
5th Index Anniversary Credit	-6.09% to 3.25%	-10.00% to -1.56%	-10.00%	-10.00% to -7.46%	-10.00% to -2.65%	-10.00% to -8.02%	-10.00%

Index Effective Date	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018	5/1/2018- 6/4/2018
Initial Cap	6.75%	6.50%	6.50%	6.50%	6.75%	6.75%	7.75%
1st Index Year Index Return	1.37% to 8.62%	-12.38% to 2.68%	-9.77% to 3.35%	0.51% to 4.92%	-0.12% to 11.05%	7.17% to 11.18%	0.36% to 12.01%
1st Index Anniversary Credit	1.37% to 6.75%	-10.00% to 2.68%	-9.77% to 3.35%	0.51% to 4.92%	-0.12% to 6.75%	6.75%	0.36% to 7.75%
1st Anniversary Renewal Cap	6.75%	7.50%	7.25%	8.00%	8.00%	7.50%	7.25%
2nd Index Year Index Return	9.64% to 19.03%	15.46% to 37.13%	19.23% to 32.15%	6.10% to 23.79%	-21.63% to 7.25%	-13.39% to -0.89%	-3.49% to 11.34%
2nd Index Anniversary Credit	6.75%	7.50%	7.25%	6.10% to 8.00%	-10.00% to 7.25%	-10.00% to -0.89%	-3.49% to 7.25%
2nd Anniversary Renewal Cap	8.25%	8.00%	7.75%	7.75%	8.25%	8.75%	8.75%
3rd Index Year Index Return	14.17% to 18.84%	13.59% to 18.43%	13.17% to 18.86%	14.92% to 32.08%	28.56% to 76.12%	44.83% to 63.86%	35.91% to 48.11%
3rd Index Anniversary Credit	8.25%	8.00%	7.75%	7.75%	8.25%	8.75%	8.75%
3rd Anniversary Renewal Cap	7.75%	7.25%	7.00%	6.75%	7.00%	7.25%	7.00%
4th Index Year Index Return	23.22% to 32.42%	23.15% to 29.61%	13.00% to 29.61%	8.87% to 17.28%	5.14% to 15.22%	-0.30% to 12.38%	-6.09% to 3.25%
4th Index Anniversary Credit	7.75%	7.25%	7.00%	6.75%	5.14% to 7.00%	-0.30% to 7.25%	-6.09% to 3.25%
4th Anniversary Renewal Cap	6.75%	6.50%
5th Index Year Index Return	-19.99% to -9.67%	-20.96% to -12.91%
5th Index Anniversary Credit	-10.00% to -9.67%	-10.00%

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix D

Index Performance Strategy 1-year Term with the S&P 500® Index
The Buffer was 10% for all time periods.

Index Effective Date	5/23/2017- 6/5/2017	6/6/2017- 7/4/2017	7/5/2017- 7/16/2017	7/17/2017- 7/31/2017	8/1/2017- 9/5/2017	9/6/2017- 10/2/2017	10/3/2017- 11/6/2017
Initial Cap	7.25%	6.75%	7.00%	8.75%	8.75%	6.00%	7.00%
1st Index Year Index Return	10.12% to 15.40%	11.29% to 14.71%	12.50% to 15.09%	13.28% to 14.89%	13.61% to 18.57%	15.54% to 17.16%	2.33% to 15.42%
1st Index Anniversary Credit	7.25%	6.75%	7.00%	8.75%	8.75%	6.00%	2.33% to 7.00%
1st Anniversary Renewal Cap	10.25%	10.00%	8.75%	10.50%	10.50%	7.75%	7.25%
2nd Index Year Index Return	-0.09% to 12.01%	2.57% to 10.42%	6.89% to 9.27%	5.54% to 7.79%	-0.63% to 4.98%	-1.23% to 4.18%	-0.51% to 15.08%
2nd Index Anniversary Credit	0% to 10.25%	2.57% to 10.00%	6.89% to 8.75%	5.54% to 7.79%	0% to 4.98%	0% to 4.18%	0% to 7.25%
2nd Anniversary Renewal Cap	7.50%	8.75%	9.00%	10.75%	9.00%	8.75%	9.50%
3rd Index Year Index Return	-3.49% to 13.01%	3.27% to 13.68%	4.68% to 6.85%	6.49% to 9.25%	11.55% to 21.47%	9.12% to 15.96%	7.54% to 20.29%
3rd Index Anniversary Credit	0% to 7.50%	3.27% to 8.75%	4.68% to 6.85%	6.49% to 9.25%	9.00%	8.75%	7.54% to 9.50%
3rd Anniversary Renewal Cap	11.75%	12.25%	14.25%	16.00%	17.00%	14.00%	14.00%
4th Index Year Index Return	32.33% to 47.49%	30.76% to 42.59%	36.60% to 38.96%	30.96% to 37.53%	28.28% to 34.25%	28.43% to 35.48%	23.10% to 39.89%
4th Index Anniversary Credit	11.75%	12.25%	14.25%	16.00%	17.00%	14.00%	14.00%
4th Anniversary Renewal Cap	11.75%	10.75%	11.00%	12.75%	12.25%	11.00%	11.50%
5th Index Year Index Return	-6.09% to 3.25%	-13.19% to -1.56%	-13.35% to -10.45%	-11.33% to -7.46%	-13.48% to -2.65%	-17.91% to -8.02%	-20.18% to -11.85%
5th Index Anniversary Credit	0% to 3.25%	-3.19% to 0.00%	-3.35% to -0.45%	-1.33% to 0.00%	-3.48% to 0.00%	-7.91% to 0.00%	-10.18% to -1.85%

Index Effective Date	11/7/2017- 12/4/2017	12/5/2017- 1/2/2018	1/3/2018- 2/5/2018	2/6/2018- 3/5/2018	3/6/2018- 4/2/2018	4/3/2018- 4/30/2018	5/1/2018- 6/4/2018
Initial Cap	7.00%	7.00%	6.75%	6.75%	8.75%	8.25%	10.25%
1st Index Year Index Return	1.37% to 8.62%	-12.38% to 2.68%	-9.77% to 3.35%	0.51% to 4.92%	-0.12% to 11.05%	7.17% to 11.18%	0.36% to 12.01%
1st Index Anniversary Credit	1.37% to 7.00%	-2.38% to 2.68%	0% to 3.35%	0.51% to 4.92%	0% to 8.75%	7.17% to 8.25%	0.36% to 10.25%
1st Anniversary Renewal Cap	8.00%	9.00%	9.00%	9.25%	8.50%	7.75%	7.50%
2nd Index Year Index Return	9.64% to 19.03%	15.46% to 37.13%	19.23% to 32.15%	6.10% to 23.79%	-21.63% to 7.25%	-13.39% to -0.89%	-3.49% to 11.34%
2nd Index Anniversary Credit	8.00%	9.00%	9.00%	6.10% to 9.25%	-11.63% to 7.25%	-3.39% to 0.00%	0% to 7.50%
2nd Anniversary Renewal Cap	9.75%	9.50%	9.25%	8.75%	8.25%	10.50%	11.75%
3rd Index Year Index Return	14.17% to 18.84%	13.59% to 18.43%	13.17% to 18.86%	14.92% to 32.08%	28.56% to 76.12%	44.83% to 63.86%	35.91% to 48.11%
3rd Index Anniversary Credit	9.75%	9.50%	9.25%	8.75%	8.25%	10.50%	11.75%
3rd Anniversary Renewal Cap	15.50%	13.50%	13.00%	12.50%	13.25%	13.50%	11.75%
4th Index Year Index Return	23.22% to 32.42%	23.15% to 29.61%	13.00% to 29.61%	8.87% to 17.28%	5.14% to 15.22%	-0.30% to 12.38%	-6.09% to 3.25%
4th Index Anniversary Credit	15.50%	13.50%	13.00%	8.87% to 12.50%	5.14% to 13.25%	0% to 12.38%	0% to 3.25%
4th Anniversary Renewal Cap	11.75%	11.00%
5th Index Year Index Return	-19.99% to -9.67%	-20.96% to -12.91%
5th Index Anniversary Credit	-9.99% to 0.00%	-10.96% to -2.91%

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix D

Appendix E – Rider Fee Calculation Example
Please note that this example may differ from your actual results due to rounding.
You purchase a Contract with the Maximum Anniversary Value Death Benefit. On the Quarterly Contract Anniversary your annual rider fee is 0.20% and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the Variable Options and any Daily Adjustments or Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily rider fee amount for this quarter as follows:
(the Charge Base) x (annual rider fee ÷ 365) = daily rider fee amount, or: $100,000 x (0.20% ÷ 365) = $0.55
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly rider fee is:
(number of days in the current quarter) x (daily rider fee amount), or: 89 x $0.55 = $48.77
On the next Quarterly Contract Anniversary we would deduct $48.77 from the Contract Value. We first account for any gains/losses on the Variable Options and add any Daily Adjustments or Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly rider fee. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250 we would begin computing the daily rider fee for the next quarter on the next day as:
(the Charge Base) x (annual rider fee ÷ 365) = daily rider fee amount, or: $101,250 x (0.20% ÷ 365) = $0.55
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily rider fee for the remainder of the quarter on the next day as:
(the Charge Base) x (annual rider fee ÷ 365) = daily rider fee amount, or: $116,250 x (0.20% ÷ 365) = $0.64
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly rider fee is:
(number of days in the current quarter) x (daily rider fee amount), or:
(43 x $0.55) + (49 x $0.64) = $23.86 + $31.21 = $55.07
On the next Quarterly Contract Anniversary we would deduct $55.07 from the Contract Value after we account for any gains/losses on the Variable Options and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly rider fee and set the Charge Base equal to this new Contract Value and begin computing the daily rider fee for the next quarter on the next day.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023

Appendix F – Alternate Minimum Value
The Alternate Minimum Value continues to be available to Contracts issued in Pennsylvania. For all other states, the Alternate Minimum Value became unavailable to Contracts:
• issued in California, Hawaii, Indiana, Montana, Nebraska, and Rhode Island on or after January 27, 2020; and
• issued in all other states on or after November 18, 2019.
For Contracts with the Alternate Minimum Value, if you take a withdrawal, annuitize the Contract, transfer out of an Index Option to a Variable Option, or if we pay a death benefit, each Index Option Value for each Crediting Method also includes any increase from its guaranteed minimum (Alternate Minimum Value). If you receive no Credits, or only modest Credits, over many years, the Alternate Minimum Value may be higher than the Index Option Value. However, we expect that an Alternate Minimum Value generally will not be greater than its Index Option Value.
If you take a full withdrawal, annuitize the Contract, or if we pay a death benefit, we compare each Index Option Value to its Alternate Minimum Value and we increase your Index Option Value to equal the Alternate Minimum Value if it is greater. If you take a partial withdrawal, or transfer Index Option Value to a Variable Option, we compare the percentage of Index Option Value withdrawn (including any applicable withdrawal charge) with an equivalent percentage of its Alternate Minimum Value.
The Alternate Minimum Value for each of your selected Index Options is generally equal to 87.5% of the Index Option Base determined on the Term Start Date as adjusted for withdrawals and withdrawal charges taken during the current Term, plus Accumulated Alternate Interest and the Daily Adjustment (if applicable). However, for Contracts issued in Pennsylvania on or after February 24, 2020, the Alternate Minimum Value does not accrue Accumulated Alternate Interest for Index Options available with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. Accumulated Alternate Interest is the sum of alternate interest earned for the entire time you own your Contract. For each Index Year the alternate interest is equal to either 70% or 87.5% of the Index Option Base multiplied by the alternate interest rate stated in your Contract.
We use 70% if your Contract was issued in ….	We use 87.5% if your Contract was issued in ….
• Pennsylvania from April 29, 2019 to February 21, 2020, • California and Montana on or after July 22, 2019 • New Hampshire on or after June 24, 2019 • any other state on or after April 29, 2019	• Pennsylvania before April 29, 2019, or on or after February 24, 2020, • California and Montana before July 22, 2019 • New Hampshire before June 24, 2019 • any other state before April 29, 2019
We add interest to the Accumulated Alternate Interest daily. You can find more information about the Alternate Minimum Value at Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at allianzlife.com.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix F

Appendix G – Material Contract Variations by State and Issue Date
Your Contract is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. In addition, not all features and benefits are approved in all states. All material state variations in the Contract are disclosed in this Appendix. If you would like more information regarding state specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.
Crediting Method and/or Index Option Availability Restrictions
Crediting Method / Index Options	Availability Restrictions:
Index Protection Strategy	– Not available to Contracts issued in Washington or Missouri on or before November 15, 2019
Index Protection Strategy with the Russell 2000® Index, Nasdaq-100® Index, and EURO STOXX 50®	– These first became available to newly issued Contracts on May 1, 2018, and to inforce Contracts on the first Index Anniversary that occurred on or after June 4, 2018.
Index Precision Strategy	– This first became available to newly issued Contracts on November 14, 2017, and to inforce Contracts on the first Index Anniversary that occurred on or after January 15, 2018.
iShares® MSCI Emerging Markets ETF with the Index Protection Strategy, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy 1-year Term
– For Contracts issued in California and Montana, these first became available to newly issued Contracts on July 22, 2019.
– For Contracts issued in New Hampshire, these first became
available to newly issued Contracts on June 24, 2019.
– For Contracts issued in all other states, these first became available to newly issued Contracts on April 29, 2019.
– For Contracts issued before April 29, 2019, these first became available on the first Index Anniversary that occurred on or after
June 3, 2019.

Index Performance Strategy 3-year Term
– For Contracts issued in Virginia, these first became available to newly issued Contracts on May 19, 2020.
– For Contracts issued in Montana, these first became available to newly issued Contracts on June 23, 2020.
– For Contracts issued in Pennsylvania, these first became available to newly issued Contracts on July 21, 2020.
– For Contracts issued in New Hampshire these first became
available to newly issued Contracts on April 30, 2021.
– For Contracts issued in all other states, it first became available to newly issued Contracts on May 1, 2020.
– For Contracts issued in New Hampshire before April 30, 2021, these became available to inforce Contracts on the first Index
Anniversary that occurred on or after June 21, 2021.
– For Contracts issued before May 1, 2020, in all other states these first became available on the first Index Anniversary that occurred on or after November 23, 2020.

If a Crediting Method or Index Option is not available, you cannot allocate to it unless we make it available to you on a future Index Anniversary. Certain Crediting Methods and/or Index Options also may not be available from all selling firms or from all Financial Professionals. Please consult with your Financial Professional for more information.
CONTRACTS WITHOUT THE INDEX PROTECTION STRATEGY: If in future years the renewal Cap and Precision
Rates are not acceptable to you, you will not be able to transfer into the Index Protection Strategy and take advantage of its principal protection. This would subject you to ongoing market risk and you could lose principal and previous earnings.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix G

Death Benefit Availability Restrictions
The Maximum Anniversary Value Death Benefit was not available to Contracts issued before May 1, 2018.
Other Material State Contract Variations
ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the Contract Value.

Free Look/Right to Examine Period See section 3
For Owners age 60 or older (or Annuitants age 60 or older for non-individually owned Contracts), we are required to allocate your initial
Purchase Payment to the AZL Government Money Market Fund during the
30 day free look period unless you specify otherwise on the appropriate form. If you want to immediately apply your Purchase Payment to the Index
Options or other Variable Options you must opt out of this allocation. If you do not opt out of this allocation to the AZL Government Money Market Fund your Index Effective Date cannot occur until the free look period has ended.

Connecticut	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We can only restrict assignments to settlement companies and institutional investors as described in your Contract.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the Contract Value.

Delaware	Our Unregistered Separate Account See section 12
All of the assets backing the Index Precision Strategy, Index Guard Strategy and Index Performance Strategy Index Options are allocated to Separate
Account IANA. We do not move assets between the general account and
Separate Account IANA for Contracts issued in Delaware.

Florida	Withdrawal Charges See Fee Tables and section 6	The total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.
Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the Contract Value.

Purchase Requirements See section 3
We can only decline a Purchase Payment if it would cause total Purchase
Payments to be more than $1 million, or if it would otherwise violate the
Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

	When Annuity Payments Begin See section 8	The earliest acceptable Annuity Date is one year after the Issue Date.
Iowa	Withdrawal Charges See Fee Tables and section 6	The withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 6.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Massachusetts	Waiver of Withdrawal Charge Benefit See section 7	The waiver of withdrawal charge benefit is not available.
Mississippi	Withdrawal Charges See Fee Tables and section 6	The withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 6.
Purchase Requirements See section 3
• For Contracts issued before November 18, 2019: We do not accept additional Purchase Payments on or after the first Contract Anniversary.
We also limit the amount of additional Purchase Payments you can make on or after the first Quarterly Contract Anniversary to the amount of total
Purchase Payments we received before the first Quarterly Contract
Anniversary.
• For Contracts issued on or after November 18, 2019: Each Contract
Year that we allow additional Purchase Payments you cannot add more than your initial amount without our prior approval. Your initial amount is all
Purchase Payments received before the first Quarterly Contract
Anniversary of the first Contract Year. We do not allow additional Purchase
Payments on or after the tenth Contract Anniversary. However, we allow you to add up to the initial amount in the remainder of the first Contract
Year (the first Quarterly Contract Anniversary to the last Business Day before the first Contract Anniversary).

Missouri	Our Unregistered Separate Account See section 12
All of the assets backing the Index Precision Strategy, Index Guard Strategy and Index Performance Strategy Index Options are allocated to Separate
Account IANA. We do not move assets between the general account and
Separate Account IANA for Contracts issued in Missouri.

Montana	Access to Your Money See section 7
If you take a partial withdrawal that reduces the Contract Value below
$2,000, we contact you by phone and give you the option of modifying your withdrawal request. If we cannot reach you, we process your request as a full withdrawal.

New Hampshire	Waiver of Withdrawal Charge Benefit See section 7	The definition of nursing home is an institution operated in accordance with state law.
New Jersey	Joint Owner See section 2	We allow civil union partners to be Joint Owners.
Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the Contract Value.

Purchase Requirements See section 3
The maximum total Purchase Payments that we can accept is $1 million. We can only decline a Purchase Payment if it would cause total Purchase
Payments to be more than $1 million, or if it would otherwise violate the
Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Ohio	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the Contract Value.

Pennsylvania	Withdrawal Charges See Fee Tables and section 6	The withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 6.
Waiver of Withdrawal Charge Benefit See section 7
The waiver is not available if on the Issue Date, an Owner was confined to a nursing home or was already diagnosed with a terminal illness. Also, the nursing home confinement requirement is a total of 90 days within a six month period. These 90 days do not need to be consecutive.

Texas	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the Contract Value.

Purchase Requirements See section 3
• For Contracts issued from April 29, 2019 through November 15, 2019:
we do not accept additional Purchase Payments on or after the first
Contract Anniversary.
•  For Contracts issued on or after November 18, 2019: We do not accept additional Purchase Payments on or after the tenth Contract
Anniversary.

	Access to Your Money See section 7	We only treat a partial withdrawal that reduces the Contract Value below $2,000 as a full withdrawal if you have not made an additional Purchase Payment in the past two calendar years.
Our Unregistered Separate Account See section 12
For Contracts issued before May 1, 2020: We hold all assets that you allocate to the Index Precision Strategy, Index Guard Strategy and Index
Performance Strategy Index Options that are not invested in the general account in an unregistered, non-unitized, insulated separate account
(Separate Account IATX). Separate Account IATX is structured differently from Separate Account IANA. Unlike Separate Account IANA, Separate
Account IATX is for the exclusive benefit of persons purchasing a Contract in the State of Texas. Separate Account IATX is insulated from the claims of creditors and Contract purchasers are given priority with regard to Separate
Account IATX’s assets over Contract purchasers from other states as well as general creditors. Separate Account IATX was established under Minnesota law for the benefit of Texas Contract purchasers. Separate Account IATX supports our obligations to pay Performance Credits to Texas Contract
Owners. Allocations and reallocations to and from the Separate Account
IATX are managed in the same manner as Separate Account IANA. Neither
Texas Contract purchasers nor these Index Options participate in any way in the performance of assets held in Separate Account IATX.

Utah	Purchase Requirements See section 3
• For Contracts issued before November 18, 2019: We do not accept additional Purchase Payments on or after the first Contract Anniversary.
• For Contracts issued on or after November 18, 2019: We do not accept additional Purchase Payments on or after the tenth Contract Anniversary.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Washington	Our Unregistered Separate Account See section 12
All of the assets backing the Index Precision Strategy, Index Guard Strategy and Index Performance Strategy Index Options are allocated to Separate
Account IANA. We do not move assets between the general account and
Separate Account IANA for Contracts issued in Washington.

Wisconsin	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(s) will only receive the Contract Value.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix G

Appendix H – Variable Options Available Under the Contract
The following includes information about the Variable Options. More information about the Variable Options is available in the Variable Options' prospectuses, which may be amended from time to time and can be found online at allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to contact.us@allianzlife.com.
The current expenses and performance information below reflects fees and expenses of the Variable Options, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The Variable Options' past performance is not necessarily an indication of future performance.
Investment Objectives	Variable Option and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2022)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.87%	0.78%	0.68%	0.35%
Long-term capital appreciation with preservation of capital as an important consideration	AZL® MVP Balanced Index Strategy Fund(2) Adviser: Allianz Investment Management LLC	0.71%	-14.87%	2.09%	4.61%
Long-term capital appreciation	AZL® MVP Growth Index Strategy Fund(2) Adviser: Allianz Investment Management LLC	0.66%	-15.10%	3.14%	6.31%
(1)
The AZL® Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL® Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.
(2)
This Variable Option is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). For more information see Risk Factors – Managed Volatility Variable Option Risk, or refer to the Variable Option’s prospectus for more information.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix H

Appendix I – Selected Financial Data and Statutory Financial Statements
Management’s Discussion and Analysis of Financial Condition and Results of Operations (For the 12 month period ending December 31, 2022)
The following discussion of our financial condition and results of operations should be read in conjunction with our statutory financial statements and notes to those statements included in this Appendix. The discussion and analysis in this Appendix includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in “Risk Factors” and elsewhere in this prospectus, that could cause our actual growth, results of operations, performance, financial position and business prospects and opportunities in 2023 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See “Forward-Looking Statements.”
Statutory Financial Statements
The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 included in this Appendix I have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 45 South Seventh Street, Suite 3400, Minneapolis, MN.

Allianz Index Advantage NF® Variable Annuity Prospectus – May1, 2023
Appendix I

Part I

Item 11(f).
Selected Financial Data
(dollars in millions, unless otherwise stated)
The following table sets forth the Company’s selected historical financial data. The selected financial data has been derived from the Statutory Financial Statements included elsewhere in this prospectus, and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s audited Statutory Financial Statements.
These historical results are not necessarily indicative of results to be expected for any future period.

	Year ended December 31,
Selected income data	2022	2021	2020	2019	2018
Premium and annuity considerations*	$14,427	14,291	10,542	13,029	12,193
Net investment income	4,544	4,866	4,864	4,839	4,593
Ceded reinsurance reserve and expense adjustments	(545)	639	(45)	329	245
Fees from separate accounts	488	574	567	613	676
Other income	(503)	(32)	694	(13)	(3)
Total income	18,411	20,338	16,622	18,797	17,704
Policyholder benefits and surrenders	8,499	10,876	10,343	10,368	9,436
Change in aggregate reserves	3,113	4,316	2,465	1,034	7,299
General and administrative and commission	2,236	2,195	1,739	1,878	1,770
Net transfers to separate accounts	1,732	2,424	1,460	5,254	(2,009)
Total benefits and other expenses	15,580	19,811	16,007	18,534	16,496
Income tax (benefit) expense	(2)	1,091	18	773	(51)
Net realized capital (loss) gain	(1,986)	1,856	142	1,053	(490)
Net income	$847	1,292	739	543	769
Capital and Surplus:
Change in unrealized capital (loss) gain	$(516)	(142)	(61)	719	(230)
Dividends to parent	(4,100)	(900)	(750)	(325)	—
Other change in capital & surplus	(421)	2,794	(220)	441	26
Net change in capital & surplus	$(4,190)	3,044	(292)	1,378	565
*Includes premiums and annuity and supplementary contract considerations.

	As of December 31,
Selected balance sheet data	2022	2021	2020	2019	2018
Total cash and invested assets	$115,664	122,829	125,229	121,870	117,204
Investment income due and accrued	1,273	947	1,040	1,031	1,047
Other admitted assets	1,684	1,480	1,218	945	951
Separate account assets	43,502	48,279	45,901	34,638	22,835
Total admitted assets	162,123	173,535	173,388	158,484	142,037
Total policyholder liabilities	105,229	103,933	109,353	107,098	107,118
Other liabilities	6,877	10,618	10,473	8,794	5,507
Separate account liabilities	43,502	48,279	45,901	34,638	22,835
Total liabilities	155,608	162,830	165,727	150,530	135,460
Total capital and surplus	$6,515	10,705	7,661	7,954	6,576

Selected Financial Data and Management's Discussion and Analysis

Item 11(h).
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis provides an assessment by management of the Company’s financial condition as of December 31, 2022, compared with December 31, 2021, and its results of operations for each of the three years ended December 31, 2022, 2021, 2020, respectively. The information contained herein should be read in conjunction with the financial statements, notes, exhibits and schedules in the 2022 and 2021 Annual Statement and audited Statutory Financial Statements of the Company. Amounts are presented on a non-consolidated basis in accordance with Statutory Accounting Principles (SAP).
Forward-looking Statements
This report reviews the Company’s financial condition and results of operations. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts, and may contain words like “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “plan”, “will”, “shall”, “may”, and other words, phrases or expressions with similar meaning. Forward-looking statements are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on forward-looking statements as a prediction of actual results. The Company undertakes no obligation to update publicly or revise any forward-looking statements.
Company Overview
Allianz Life is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a subsidiary of Allianz Europe, B.V.. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, the Company’s ultimate parent, which is incorporated in Munich, Germany. The Company is a life insurance company domiciled in the State of Minnesota and is licensed to sell insurance products in all U.S. states, except New York, several U.S. territories, and Canada. The Company offers a portfolio of individual fixed-indexed annuities, variable-indexed annuities, and individual ordinary fixed-indexed universal life (FIUL) products. The Company’s products are either sold through licensed independent agents contracted with a field marketing organization or insurance agency, or licensed registered representatives contracted with a broker/dealer. The Company also maintains a closed portfolio of fixed and variable annuities, individual and group long-term care (LTC) and group life, annuity and accident and health policies, and does not actively issue new policies related to these products.
The Company has organized its principal operations into the following segments: Individual Annuities, Life, and Legacy.
Individual Annuities
The Individual Annuities segment provides tax-deferred investment growth and lifetime income opportunities for our customers through fixed, fixed-indexed and variable-indexed. The “fixed” and “variable” classifications describe whether we or the contractholders bear the investment risk of the assets supporting the contract. We are one of the largest sellers of fixed-indexed and variable-indexed products. Fixed and variable annuities provide for both asset accumulation and asset distribution needs. Our Individual Annuity products are sold through both independent distribution channels made up of agents and registered representatives.
Fixed annuities provide guarantees related to the preservation of principal and interest credited. In 2022, sales of our fixed-indexed annuity products were higher than the prior year due to impacts of increasing interest rates and strong sales for the Allianz 222® due to a 2022 sales promotion. In 2021, sales of our fixed-indexed annuity products were higher than the prior year due to impacts of increasing interest rates and strong sales for the Allianz Benefit Control® due to a 2021 sales promotion.

Selected Financial Data and Management's Discussion and Analysis

Variable annuities allow the contractholder to make deposits into various investment options and also have unique product features that allow for guaranteed minimum income benefits, guaranteed minimum accumulation benefits, guaranteed minimum death benefits, and guaranteed minimum withdrawal benefits. The variable annuity products with guaranteed minimum benefits which provide a minimum return based on their initial deposit may be increased by additional deposits, bonus amounts, or other account crediting features. The income and accumulation benefits shift a portion of the investment risk from the contractholder back to the Company. The Company's variable annuity sales strategy has shifted to variable-indexed annuity products, which combines a separate account option with a general account option that is similar to a fixed-indexed annuity. In 2022, sales of variable-indexed annuities were lower than the prior year due to weaker sales for the Index Advantage Income® product driven by the market environment. In 2021, sales of variable-indexed annuities were higher than the prior year due to strong sales for the Index Advantage Income® product driven by the market environment and a 2021 sales promotion.
Life
Our life insurance products provide flexibility and control over a person’s assets, providing the assurance that the beneficiaries will be protected after the insured is gone and, in certain cases, to add cash value accumulation potential. The sales focus of our Life segment is our FIUL insurance products. Deposits are credited to an account maintained for the policyholder. Our individual life products are sold through independent distribution channels made up of agents and registered representatives. The Life business has continued to grow for the last several years and was driven by strong product proposition.
Legacy
The Legacy business consists of closed blocks of LTC and Special Markets products. The Special Markets products include individual and group annuity and life products, including universal life and term life insurance. Although Legacy products are part of the total results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers. The Company enters into reinsurance agreements to manage risk resulting from businesses we have chosen to exit. The performance of these product lines is not material enough to warrant discussion as separate operating segments.
Income and Expense Allocation
We maintain segregated investment portfolios for the Company but do not maintain segregated portfolios for each segment. All net investment income and other Corporate income and expense activity is allocated to the segments. Assets are only monitored at the total Company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder statutory reserve levels. The results of our segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on estimated required capital levels for each segment.
Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of SAP, without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements.
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2022, and 2021 and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.

Selected Financial Data and Management's Discussion and Analysis

Adoption of New Financial Accounting Standards
See Note 3 – “Accounting Changes and Correction of Errors” of the Company’s audited Statutory Financial Statements in this prospectus for information related to recent accounting pronouncements.
Application of Critical Accounting Policies
Our accounting policies require management to make interpretative and valuation judgments and to make estimates based upon assumptions that affect the amounts of assets, liabilities, revenues, and expenses reported in our Statutory Financial Statements. Because the use of assumptions and estimates inherently entails uncertainty, the effects of accounting policies under different conditions could produce results that are significantly different. A discussion of the presentation of the business factors that affect critical accounting policies can be found in Note 2 of the accompanying Statutory Financial Statements and are summarized below.
Accounting for Investments
Investment valuation and presentation are determined to be in accordance with methods prescribed by the NAIC. See Note 5 and 6 of the audited Statutory Financial Statements for additional information regarding the portfolio and fair value of investments.
Aggregate Reserves for Life Policies and Annuity Contracts
See Notes 12 through 14 of the audited Statutory Financial Statements for additional information regarding our annuity and life actuarial reserves, deposit liabilities, and separate accounts.
Derivatives
See Notes 2 and 5 of the audited Statutory Financial Statements for additional information regarding our derivatives and hedging instruments.
Reinsurance
See Note 11 of the audited Statutory Financial Statements for additional information regarding reinsurance agreements we have entered into to manage insurance risk, as well as businesses we exited.
Income Taxes
See Note 9 of the audited Statutory Financial Statements for additional information regarding income tax estimates and assumptions.

Selected Financial Data and Management's Discussion and Analysis

Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2022	2021	2020	2022 - 2021		2021 - 2020
Income:
Premium and annuity considerations*	$14,427	14,291	10,542	$136	1.0%	$3,749	35.6%
Net investment income	4,544	4,866	4,864	(322)	(6.6)	2	—
Ceded reinsurance reserve and expense adjustments	(545)	639	(45)	(1,184)	(185.3)	684	1,520.0
Fees from separate accounts	488	574	567	(86)	(15.0)	7	1.2
Other income	(503)	(32)	694	(471)	(1,471.9)	(726)	(104.6)
Total income	18,411	20,338	16,622	(1,927)	(9.5)	3,716	22.4
Benefits and other expenses:
Policyholder benefits and surrenders	8,499	10,876	10,343	(2,377)	(21.9)	533	5.2
Change in aggregate reserves	3,113	4,316	2,465	(1,203)	(27.9)	1,851	75.1
General and administrative and commission	2,236	2,195	1,739	41	1.9	456	26.2
Net transfers to separate accounts	1,732	2,424	1,460	(692)	(28.5)	964	66.0
Total benefits and other expenses	15,580	19,811	16,007	(4,231)	(21.4)	3,804	23.8
Pretax income (loss)	2,831	527	615	2,304	437.2	(88)	(14.3)
Income tax (benefit) expense	(2)	1,091	18	(1,093)	(100.2)	1,073	NM**
Net realized capital (loss) gain	(1,986)	1,856	142	(3,842)	(207.0)	1,714	1,207.0
Net income (loss)	$847	1,292	739	(445)	(34.4)%	$553	74.8%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(516)	(142)	(61)	(374)	(263.4)%	$(81)	(132.8)%
Dividends to parent	(4,100)	(900)	(750)	(3,200)	(355.6)	(150)	(20.0)
Other change in capital & surplus	(421)	2,794	(220)	(3,215)	(115.1)	3,014	1,370.0
Net change in capital & surplus	$(4,190)	3,044	(292)	(7,234)	(237.6)%	$3,336	1,142.5%
*Includes premiums and annuity and supplementary contract considerations.
**Not meaningful
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Overview
The decrease in capital and surplus was primarily driven by dividends paid to AZOA, net realized capital losses on derivatives, and a decrease in Other change in capital and surplus which is lower due to a large one-time gain on new reinsurance transactions in Q4 2021. These impacts were partially offset by decreases in policyholder benefits and surrenders due to the reinsurance transaction and a decrease in aggregate reserve change due to negative equity markets.
Income
•Premium and annuity considerations: Premium and annuity considerations increased primarily due to higher fixed-indexed annuity premium driven by competitive product features and a 2022 sales promotion for the Allianz 222® products. For the Life segment, premiums and annuity considerations increased as a result of an increase in first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.
•Net investment income: Net investment income decreased primarily due to a decrease in fixed annuity invested assets as a result of a coinsurance transaction in Q4 2021, partially offset by an increase in the Life segment due to an increase in invested assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments was negative primarily due to Modco ceded reserves and Modco ceded investment income, as well as a decrease in reinsurance deferred gain impacts in the Individual Annuities segment.
•Fees from separate accounts: Fees from separate accounts decreased primarily due to lower separate account assets on the traditional variable annuity block of business due to negative equity markets.

Selected Financial Data and Management's Discussion and Analysis

•Other income: Other income decreased primarily due to derivative income on interest rate swaps that hedge variable annuities, primarily driven by increasing interest rates, within the Individual Annuity segment.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders decreased primarily due to decreases in surrenders within the Individual Annuity segment driven primarily by an increase in ceded benefits as a result of the reinsurance transaction in Q4 2021, partially offset by an increase in surrender and death claim activity in the Life segment.
•Change in aggregate reserves: Change in aggregate reserves decreased primarily due to a decrease in the Individual Annuities segment driven by a decrease in index crediting on fixed annuity, partially offset by an increase in variable annuity reserves; both due to equity market movements. The Life segment reserves also decreased due to lower index credits as a result of the negative equity market performance in 2022, partially offset by an increase in premiums.
•General and administrative and commission: General, administrative and commission expense increased slightly due to an increase in commissions expense as a result of higher premium from the sale of fixed-indexed annuities in the Individual Annuity segment.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and decreased due to lower variable-indexed premium in the Individual Annuities segment.
•Income tax expense (benefit): Income tax benefit was driven by relatively low taxable income driven by derivative hedging impacts in the Individual Annuity segment, further impacted by Low Income Housing Tax Credits.
•Net realized capital (loss) gain: Net realized capital loss due to losses on derivatives hedging both the fixed-indexed annuities and life products, partially offset by gains on derivatives hedging variable-indexed annuity product liabilities as a result of a decrease in equity markets.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to losses on derivatives in the Individual Annuities segment and the Life segment.
•Dividends to parent: Dividends of $4,100 were paid to the parent in 2022 as a result of the Q4 2021 reinsurance transaction.
•Other change in capital and surplus: Other change in capital and surplus was higher in 2021 due to the net deferred gain on the reinsurance agreements. Other unfavorable impacts in 2022 include a change in deferred income taxes as a result of negative hedging impacts.
Year Ended December 31, 2021 Compared to Year Ended December 31, 2020
Overview
The increase in capital and surplus was primarily driven by gains on new reinsurance transactions, mostly related to the initial ceding commission and reserve impacts, and impacts from favorable equity markets resulting in net gains on derivatives hedging fixed-indexed and life product liabilities. These items were partially offset by a higher dividend payment to our parent company.
Income
•Premium and annuity considerations: Individual Annuities premiums and annuity considerations increased primarily due to higher fixed-indexed and variable-indexed annuity premium driven by competitive product features and 2021 sales promotions on both the Allianz Benefit Control® and Allianz Index Advantage Income® products. The Life segment increased as a result of an increase in first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.
•Net investment income: Net investment income increased slightly primarily due to growth in the fixed-indexed annuity, variable-indexed annuity and Life segment invested assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased primarily due to impacts from new inforce reinsurance agreements in the Individual Annuities segment.

Selected Financial Data and Management's Discussion and Analysis

•Fees from separate accounts: Fees from separate accounts slightly increased primarily due to higher separate account assets on the traditional variable annuity block of business due to positive equity markets, mostly offset by surrenders.
•Other income: Other income decreased primarily due to a decrease in derivative income on interest rate swaps that hedge changes in cash flows for variable annuities, primarily driven by increasing interest rates, within the Individual Annuity segment.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased slightly primarily due to an increase in annuitizations and surrenders within the Individual Annuity segment and increased death claims in the Life segment.
•Change in aggregate reserves: Change in aggregate reserves increased primarily due to an increase in the Individual Annuities segment driven by higher new reserves established due to higher production and an increase in index crediting due to positive equity markets, as well as an increase in the Life segment reserves due to higher premiums and an increase in index credits. This was partially offset by variable annuity reserve decreases, due to rising equity markets.
•General and administrative and commission: General, administrative and commission expense increased primarily due to an increase in commissions expense as a result of higher production in the Individual Annuity and Life segments.
•Net transfers to separate accounts: Net transfers to separate accounts increased due to increased premium from Index Advantage Income® in the Individual Annuities segment.
•Income tax expense (benefit): There is a federal income tax expense in 2021 due to impacts from realized and unrealized gains on derivatives hedging liabilities in the Company's Individual Annuity and Life segments and gains from new reinsurance transactions in the Individual Annuity segment.
•Net realized capital (loss) gain: Net realized capital gains increased due to gains on derivatives hedging fixed-indexed annuities and life product liabilities, partially offset by losses on derivatives hedging variable-indexed annuity product liabilities.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to losses on derivatives in the Individual Annuities segment and the Life segment.
•Dividends to parent: Dividends of $900 were paid to the parent in 2021.
•Other change in capital and surplus: Other change in capital and surplus increased due to impacts from new inforce reinsurance agreements which were entered in 2021 and the change in deferred income taxes as a result of positive derivative hedging impacts within our Individual Annuities segment. There was also a change in asset valuation reserve (AVR) that decreased capital and surplus due to the growth of the Company's general account investment portfolio.

Selected Financial Data and Management's Discussion and Analysis

Individual Annuities
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2022	2021	2020	2022 - 2021		2021 - 2020
Income:
Premium and annuity considerations*	$12,811	12,766	9,268	$45	0.4%	$3,498	37.7%
Net investment income	4,056	4,467	4,531	(411)	(9.2)	(64)	(1.4)
Ceded reinsurance reserve and expense adjustments	(531)	656	(54)	(1,187)	(180.9)	710	1,314.8
Fees from separate accounts	488	574	567	(86)	(15.0)	7	1.2
Other income	(501)	(37)	691	(464)	(1,254.1)	(728)	(105.4)
Total income	16,323	18,426	15,003	(2,103)	(11.4)	3,423	22.8
Benefits and other expenses:
Policyholder benefits and surrenders	8,150	10,584	10,073	(2,434)	(23.0)	511	5.1
Change in aggregate reserves	2,024	2,789	1,474	(765)	(27.4)	1,315	89.2
General and administrative and commission	1,827	1,756	1,369	71	4.0	387	28.3
Net transfers to separate accounts	1,734	2,426	1,462	(692)	(28.5)	964	65.9
Total benefits and other expenses	13,735	17,555	14,378	(3,820)	(21.8)	3,177	22.1
Pretax income	2,588	871	625	1,717	197.1	246	39.4
Income tax (benefit) expense	(2)	1,802	18	(1,804)	(100.1)	1,784	NM**
Net realized capital (loss) gain	(1,701)	1,519	67	(3,220)	(212.0)	1,452	2,167.2
Net income (loss)	$889	588	674	$301	51.2%	$(86)	(12.8)%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(423)	(125)	(79)	$(298)	(238.4)%	$(46)	(58.2)%
Other change in capital & surplus	(400)	2,792	(220)	(3,192)	(114.3)	3,012	1,369.1
Net change in capital & surplus	$66	3,255	375	$(3,189)	(98.0)%	$2,880	768.0%
*Includes premiums and annuity and supplementary contract considerations.
**Not meaningful
Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2022	2021	2020	2022 - 2021		2021 - 2020
Individual Annuities
Deposits	$13,439	13,226	9,474	213	1.6%	3,752	39.6%
In-force	139,294	141,131	131,228	(1,837)	(1.3)%	9,903	7.5%
Deposits and in-force amounts in the table above are for direct and assumed business. Deposits reflect amounts collected on both new and renewal business. In-force represents account values of the annuity contracts. In 2022, sales of our fixed-indexed annuity products were higher than the prior year due to impacts of increasing interest rates and strong sales for Allianz 222® due to a 2022 sales promotion. In 2021, sales of our fixed-indexed annuities were higher than the prior period due to competitive product features and a 2021 sales promotion. Sales of variable-indexed annuities were higher in 2021 due to higher sales on the Index Advantage suite of products driven by the market environment and a sales promotion.

Selected Financial Data and Management's Discussion and Analysis

Change in Key Market Factors
Our Individual Annuities segment is impacted by various market impacts which are summarized below:

	Year ended December 31,			% change
	2022	2021	2020	2022 - 2021	2021 - 2020
Stock Index
S&P 500	(19.44)%	26.89%	16.26%	(46.33)%	10.63%
NASDAQ 100	(32.97)%	26.63%	47.58%	(59.60)%	(20.95)%
BUDBI	(13.57)%	6.35%	9.08%	(19.92)%	(2.73)%
BUDBI II	(10.80)%	4.60%	6.15%	(15.40)%	(1.55)%

	As of December 31,			Basis point (bps) change
	2022	2021	2020	2022 - 2021	2021 - 2020
Interest Rates
Swap rate - 10 year	3.84%	1.58%	0.93%	226bps	65bps
Swap rate - 20 year	3.74%	1.76%	1.32%	198bps	44bps
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Overview
The Individual Annuities segment net increase in capital and surplus was lower compared to the prior year due to one-time impacts of new reinsurance agreements in 2021 that covered certain fixed-indexed annuities, in addition to negative equity market impacts in 2022.
Income
•Premium and annuity considerations: Premium and annuity considerations increased primarily due to higher fixed-indexed annuity premium driven by competitive product features and a 2022 sales promotion for the Allianz 222® products.
•Net investment income: Net investment income decreased primarily due to decreases in fixed annuity allocated investment income due to lower reserves as a result of a coinsurance transaction in Q4 2021.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments was negative primarily due to Modco ceded reserves and Modco ceded investment income, as well as a decrease in reinsurance deferred gain impacts.
•Fees from separate accounts: Fees from separate accounts decreased primarily due to lower separate account assets on the traditional variable annuity block of business due to negative equity markets.
•Other income: Other income decreased primarily due to derivative income on interest rate swaps that hedge variable annuities, primarily driven by increasing interest rates.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders decreased primarily due to decreases in surrenders on both the fixed and variable annuity lines of business as well as decreases in death claims and annuitizations on the fixed annuity line of business. The fixed annuity decreases are also driven primarily by an increase in ceded benefits as a result of the reinsurance transaction in Q4 2021.
•Change in aggregate reserves: Change in aggregate reserves decreased primarily due to a decrease in fixed reserves due to a decrease in index crediting, partially offset by an increase in variable annuity reserves; both due to negative equity market movements.
•General and administrative and commission: General, administrative and commission expense increased due to an increase in commissions expense as a result of higher sales of fixed-indexed annuities.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and decreased due to lower variable-indexed premium.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.

Selected Financial Data and Management's Discussion and Analysis

•Net realized capital (loss) gain: Net realized capital loss due to losses on derivatives hedging fixed-indexed annuities, partially offset by gains on derivatives hedging variable-indexed annuity product liabilities as a result of a decrease in equity markets.
Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to losses on derivatives used to hedge product liabilities on fixed-indexed annuities, partially offset by gains on derivatives hedging variable-indexed annuities.
•Other change in capital and surplus: Other change in capital and surplus was higher in 2021 due to the net deferred gain on new reinsurance agreements. Other unfavorable impacts in 2022 include a change in deferred income taxes as a result of negative hedging impacts.
Year Ended December 31, 2021 Compared to Year Ended December 31, 2020
Overview
The Individual Annuities segment net increase in capital and surplus was primarily driven by impacts from positive equity markets and impacts from new reinsurance agreements covering certain fixed-indexed annuities. Notably, the Company executed two new reinsurance agreements effective October 1, 2021; a modified coinsurance agreement covering approximately $26 billion of inforce reserves and a coinsurance agreement covering approximately $8 billion of inforce reserves.
Income
•Premium and annuity considerations: Premium and annuity considerations increased primarily due to higher fixed-indexed and variable-indexed annuity premium driven by competitive product features and a 2021 sales promotion on both the Allianz Benefit Control® and Index Advantage Income® products.
•Net Investment Income: Net investment income slightly decreased primarily due to lower investment yields and net investment income ceded as part of the new coinsurance agreement.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased primarily due to impacts from the new reinsurance agreements.
•Fees from separate accounts: Fees from separate accounts slightly increased primarily due to higher separate account assets on the traditional variable annuity block of business due to positive equity markets, mostly offset by surrenders.
•Other income: Other income decreased primarily due to a decrease in derivative income on interest rate swaps that hedge changes in cash flows for variable annuities, primarily driven by increasing interest rates.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in annuitizations on both the fixed and variable annuity lines of business, and increase in surrenders on the variable annuity line of business. This was partially offset by a decrease in surrenders on the fixed annuity line of business.
•Change in aggregate reserves: Change in aggregate reserves increased primarily due to higher new annuity reserves established due to higher production and an increase in index crediting due to positive equity markets, partially offset by variable annuity reserve decreases due to rising equity markets.
•General and administrative and commission: General, administrative and commission expense increased primarily due to an increase in commissions expense as a result of higher premium from the sale of both fixed-indexed and variable-indexed annuities.
•Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and offset by contractholder withdrawals, and increased due to increased premium from Index Advantage Income®.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
•Net realized capital (loss) gain: Net realized capital gain increased due to gains on derivatives hedging fixed-indexed annuities, partially offset by losses on derivatives hedging variable-indexed annuity product liabilities as a result of an increase in equity markets.

Selected Financial Data and Management's Discussion and Analysis

Capital and Surplus
•Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to losses on derivatives used to hedge product liabilities on fixed-indexed annuities and variable-indexed annuities.
•Other change in capital and surplus: Other change in capital and surplus increased due to the net deferred gain on new reinsurance agreements. Other favorable impacts include a change in deferred income taxes as a result of positive hedging impacts offset by a change in AVR that decreased capital and surplus as a result of the growth of our investment portfolio.
Life
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2022	2021	2020	2022 - 2021		2021 - 2020
Income:
Premium and annuity considerations	$1,447	1,363	1,115	$84	6.2%	$248	22.2%
Net investment income	328	259	210	69	26.6	49	23.3
Ceded reinsurance reserve and expense adjustments	(21)	(23)	3	2	8.7	(26)	(866.7)
Other income	(1)	3	2	(4)	(133.3)	1	50.0
Total income	1,753	1,602	1,330	151	9.4	272	20.5
Benefits and other expenses:
Policyholder benefits and surrenders	232	194	173	38	19.6	21	12.1
Change in aggregate reserves	869	1,216	824	(347)	(28.5)	392	47.6
General and administrative and commission	389	386	343	3	0.8	43	12.5
Total benefits and other expenses	1,490	1,796	1,340	(306)	(17.0)	456	34.0
Pretax income (loss)	263	(194)	(10)	457	235.6	(184)	(1,840.0)
Income tax (benefit) expense	—	(401)	—	401	100.0	(401)	NM*
Net realized capital (loss) gain	(297)	337	77	(634)	(188.1)	260	337.7
Net (loss) income	$(34)	544	67	$(578)	(106.3)%	$477	711.9%
Capital and Surplus:
Change in unrealized capital (loss) gain	$(95)	(9)	23	$(86)	(955.6)%	$(32)	(139.1)%
Other change in capital & surplus	(14)	1	(4)	(15)	(1,500.0)	5	125.0
Net change in capital & surplus	$(143)	536	86	$(679)	(126.7)%	$450	523.3%
*Not meaningful
Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2022	2021	2020	2022 - 2021		2021 - 2020
Life
First year and renewal premiums	$1,510	1,426	1,170	$84	5.9%	$256	21.9%
In-force	78,274	62,372	50,485	15,902	25.5	11,887	23.5
First year and renewal premiums and in-force amounts in the table above are for direct and assumed business. In-force amounts represent life insurance in-force on our FIUL business and certain universal life, and term life business. The continued increase in first year and renewal premiums in 2022, 2021 and 2020 is a result of continued product enhancements and overall strong product proposition. The movement of in-force, year over year, is primarily driven by policyholder activity. Increases are driven by new business, and decreases are driven by policyholder charges, surrenders, and claims.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
The Life segment net change in capital and surplus decreased primarily due to tax impacts and capital losses on derivatives driven by negative equity markets, partially offset by lower aggregate reserve impacts driven by lower index credits.

Selected Financial Data and Management's Discussion and Analysis

Income
•Premium and annuity considerations: Premiums and annuity considerations increased as a result of an increase in first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.
•Net investment income: Net investment income increased primarily due to an increase in Life average invested assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased slightly as a result of ceded modified coinsurance reserves on certain Life products.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in surrender and death claim activity on a growing block of business.
•Change in aggregate reserves: Change in aggregate reserves decreased due to lower index credits as a result of the negative equity market performance in 2022, partially offset by an increase in premiums.
•General and administrative and commission: General and administrative and commission expense increased primarily due to an increase in allocated expenses.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
•Net realized capital (loss) gain: Net realized capital loss increased due to losses on derivatives used to hedge Life product liabilities as a result of negative equity markets in 2022.
Capital and Surplus
•Change in unrealized capital gain (loss): Change in unrealized capital losses increased due to an increase in losses on derivatives hedging the Life product liabilities as a result of negative equity markets in 2022.
•Other change in capital and surplus: Other change in capital and surplus has a limited impact on the Life Segment.
Year Ended December 31, 2021 Compared to Year Ended December 31, 2020
Overview
The Life segment net change in capital and surplus increased primarily due to impacts from positive equity markets, and an increase in policy charges and net investment income as a result of a growing and maturing block of business. This was partially offset by an increase in change in aggregate reserves and commissions expense which trends in line with the growing block of business.
Income
•Premium and annuity considerations: Premiums and annuity considerations increased as a result of an increase in first year and renewal premiums on Life Pro Plus Advantage® due to a growing block of business.
•Net investment income: Net investment income increased primarily due to an increase in Life average invested assets.
•Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments decreased as a result of ceded modified coinsurance reserves on certain Life products.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in death claims and surrender activity.
•Change in aggregate reserves: Change in aggregate reserves increased due to higher premiums and higher index credits as a result of the positive equity market performance in 2021.
•General and administrative and commission: General and administrative and commission expense increased primarily due to an increase in first year and renewal commissions which is consistent with premium production.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
•Net realized capital (loss) gain: Net realized capital gain increased due to the higher gains on derivatives used to hedge Life product liabilities as a result of positive equity markets in 2021.

Selected Financial Data and Management's Discussion and Analysis

Capital and Surplus
•Change in unrealized capital gain (loss): Change in unrealized capital losses increased due to an increase in losses on derivatives hedging the Life product liabilities.
•Other change in capital and surplus: Other change in capital and surplus decreased as a result of change in net deferred income taxes as result of hedging impacts.
Legacy
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2022	2021	2020	2022 - 2021		2021 - 2020
Income:
Premium and annuity considerations	$169	162	158	$7	4.3%	$4	2.5%
Net investment income	160	140	123	20	14.3	17	13.8
Ceded reinsurance reserve and expense adjustments	7	6	6	1	16.7	—	—
Other income	(1)	2	2	(3)	(150.0)	—	—
Total income	335	310	289	25	8.1	21	7.3
Benefits and other expenses:
Policyholder benefits and surrenders	117	98	97	19	19.4	1	1.0
Change in aggregate reserves	220	311	167	(91)	(29.3)	144	86.2
General and administrative and commission	20	52	27	(32)	(61.5)	25	92.6
Net transfers to separate accounts	(2)	(2)	(2)	—	—	—	—
Total benefits and other expenses	355	459	289	(104)	(22.7)	170	58.8
Pretax (loss) income	(20)	(149)	—	129	86.6	(149)	NM*
Income tax (benefit) expense	—	(310)	—	310	100.0	(310)	NM*
Net realized capital gain (loss)	12	—	(2)	12	NM*	2	100.0
Net (loss) income	$(8)	161	(2)	$(169)	(105.0)%	$163	8,150.0%
Capital and Surplus:
Change in unrealized capital gain (loss)	$3	(8)	(5)	$11	137.5%	$(3)	(60.0)%
Other change in capital & surplus	(7)	1	2	(8)	(800.0)	(1)	(50.0)
Net change in capital & surplus	$(12)	154	(5)	$(166)	(107.8)%	$159	3,180.0%
*Not meaningful
Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2022	2021	2020	2022 - 2021		2021 - 2020
Legacy
Gross premiums written	$266	258	257	$8	3.1%	$1	0.4%
In-force	2,421	2,611	2,796	(190)	(7.3)	(185)	(6.6)
Gross premium written in the table above are for direct and assumed business. Gross premiums written reflect premiums collected on renewal business. There are no new premiums as these are closed blocks of business. Gross premiums written remained relatively consistent in 2022 and 2021 with small movements due to assumed premium and rate increases outpacing decrements within LTC products. In-force amounts represent gross life insurance within our Special Markets products. The continued decline in in-force volume is attributable to the Legacy segment being a closed block of business.
Year Ended December 31, 2022 Compared to Year Ended December 31, 2021
Overview
The Legacy segment unfavorable change in capital and surplus was driven by decrease in tax benefit as compared to the prior year, partially offset by lower deficiency reserves.

Selected Financial Data and Management's Discussion and Analysis

Income
•Net investment income: Net investment income increased driven by growth in LTC reserves and higher allocated yields.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased driven by higher paid claims on the LTC block business.
•Change in aggregate reserves: Change in aggregate reserves decreased driven by lower increase in LTC premium deficiency reserves in 2022.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
Capital and Surplus
•Change in unrealized capital gain (losses): Change in unrealized capital gains increased driven by unrealized gains on credit default swaps.
Year Ended December 31, 2021 Compared to Year Ended December 31, 2020
Overview
The Legacy segment favorable change in capital and surplus was driven a tax benefit, partially offset by increases in deficiency reserves.
Income
•Net investment income: Net investment income increased driven by growth in LTC reserves on the aging block of business.
Benefits and Other Expenses
•Policyholder benefits and surrenders: Policyholder benefits and surrenders increased driven by higher paid claims on the LTC block business.
•Change in aggregate reserves: Change in aggregate reserves increased driven by additional LTC premium deficiency reserves in 2021 and unfavorable impacts of higher claim reserve and active life reserves.
•Income tax expense (benefit): Income tax expense (benefit) is driven by the pre-tax items discussed above, and is allocated to operating segments based on the Company's effective rate.
Capital and Surplus
•Change in unrealized capital gain (losses): Change in unrealized capital losses increased driven by unrealized losses on credit default swaps.

Dividends

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2022	2021	2020	2022 - 2021		2021 - 2020
Capital and Surplus:
Dividends to parent	$(4,100)	(900)	(750)	$(3,200)	455.6%	$(150)	(120.0)%
We are required to meet minimum statutory capital and surplus requirements. Our statutory capital and surplus as of December 31, 2022 and 2021, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In

Selected Financial Data and Management's Discussion and Analysis

accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations before net realized capital gain of the insurer for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $2,833 can be paid in 2023 without prior approval of the Commissioner of Commerce.
Financial Condition
Investment Strategy
Our investment strategy focuses on diversification by asset class. We seek to achieve economic diversification, while limiting overall credit and liquidity risks. We attempt to mitigate these credit and liquidity risks by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. We also consider all relevant objective information available in estimating the cash flows related to structured securities. We actively monitor and manage exposures, and determine whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by our risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management. We also have an asset-liability management strategy to align cash flows and duration of the investment portfolio with contractholder liability cash flows and duration.
The following table presents the investment portfolio at December 31:

	2022		2021
	Carrying value	% of total	Carrying value	% of total
Bonds	$89,143	77.2%	$93,817	76.4%
Stocks	251	0.2	303	0.2
Investment in subsidiaries	1,442	1.2	1,477	1.2
Mortgage loans on real estate	17,728	15.3	17,154	14.0
Real estate	82	0.1	80	0.1
Cash and cash equivalents	2,232	1.9	3,215	2.6
Policy loans	309	0.3	267	0.2
Derivative assets	973	0.8	2,682	2.2
Other invested assets	3,504	3.0	3,834	3.1
Total cash and invested assets	$115,664	100.0%	$122,829	100.0%
Bonds
Refer to Note 5 of the audited Statutory Financial Statements for information regarding the nature of our portfolio of bonds. The tables below presents the NAIC rating for the Company's bond portfolio at December 31, 2022 and 2021.

	2022
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$43,251	55.3%	$48,893	54.8%
2	33,223	42.4	38,251	43.0
Investment grade	76,474	97.7	87,144	97.8
3	1,484	1.9	1,648	1.8
4	234	0.3	264	0.3
5	75	0.1	84	0.1
6	2	—	3	—
Below investment grade	1,795	2.3	1,999	2.2
Total	$78,269	100.0%	$89,143	100.0%

Selected Financial Data and Management's Discussion and Analysis

	2021
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$57,937	55.5%	$52,287	55.7%
2	43,792	41.9	39,053	41.7
Investment grade	101,729	97.4	91,340	97.4
3	2,470	2.4	2,242	2.4
4	187	0.2	208	0.2
5	1	—	1	—
6	26	—	26	—
Below investment grade	2,684	2.6	2,477	2.6
Total	$104,413	100.0%	$93,817	100.0%
Sub-prime and Alt-A Mortgage Exposure
Sub-prime lending is the origination of loans to customers with weaker credit profiles. Due to the high quality of our mortgage-backed securities, and the lack of sub-prime loans in the securities, we do not have a material exposure to sub-prime or Alt-A mortgages in those holdings. Alt-A loans are defined as any security backed by residential mortgage collateral which is not clearly identifiable as prime or sub-prime.
Commercial Mortgage-backed, Asset-backed, and Residential Mortgage-backed Securities
Commercial mortgage-backed securities (CMBS) represent pools of commercial mortgages that are broadly diversified across property types and geographical areas. The following table summarizes our exposure to CMBS holdings by NAIC class and vintage year as of December 31:

	2022
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$5,093	100.0%	2022	$11	0.2%
2	1	—	2021	557	10.9
3	2	—	2020	208	4.1
4	—	—	2019	955	18.7
5	—	—	2018 and prior	3,365	66.1
6	—	—		$5,096	100.0%
	$5,096	100.0%

	2021
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$9,725	100.0%	2021	$597	6.1%
2	1	—	2020	365	3.8
3	3	—	2019	1,426	14.7
4	—	—	2018	1,405	14.4
5	—	—	2017 and prior	5,936	61.0
6	—	—		$9,729	100.0%
	$9,729	100.0%
Asset backed security (ABS) holdings consist primarily of aircraft leases, credit card receivables and other asset-backed securities that meet specific criteria, such as credit quality, insurance requirements, or other limits.

Selected Financial Data and Management's Discussion and Analysis

The following table summarizes our exposure to other ABS holdings by NAIC class and vintage year as of December 31:

	2022
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$6,556	74.0%	2022	$2,782	31.4%
2	2,028	22.9	2021	3,476	39.2
3	146	1.6	2020	593	6.7
4	50	0.6	2019	519	5.9
5	79	0.9	2018 and prior	1,489	16.8
6	—	—		$8,859	100.0%
	$8,859	100.0%

	2021
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$4,823	74.0%	2021	$3,600	55.3%
2	1,470	22.6	2020	610	9.4
3	74	1.1	2019	583	8.8
4	147	2.3	2018	903	13.9
5	—	—	2017 and prior	818	12.6
6	—	—		$6,514	100.0%
	$6,514	100.0%
Non-agency residential mortgage-backed securities (NA RMBS) are backed by pools of residential mortgage loans made to non-prime borrowers, diversified across geographies.
The following table summarizes our exposure to NA RMBS holdings by NAIC class and vintage year as of December 31:

	2022
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$170	87.6%	2022	$—	—%
2	5	2.6	2021	—	—
3	4	2.1	2020	—	—
4	9	4.6	2019	—	—
5	4	2.1	2018 and prior	194	100.0
6	2	1.0		$194	100.0%
	$194	100.0%

	2021
NAIC Classes	Amortized Cost	% of Total	Vintage	Amortized Cost	% of Total
1	$206	96.3%	2021	$—	—%
2	—	—	2020	—	—
3	2	0.9	2019	—	—
4	3	1.4	2018	—	—
5	—	—	2017 and prior	214	100.0
6	3	1.4		$214	100.0%
	$214	100.0%

Selected Financial Data and Management's Discussion and Analysis

Unrealized investment losses on bonds, for investment grade (NAIC classes 1-2) and below investment grade (NAIC classes 3-6) securities by duration are as follows at December 31:

	2022
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below carrying value	$8,543	75.6%	$102	0.9%
More than twelve months below carrying value	2,548	22.5	114	1.0
Total	$11,091	98.1%	$216	1.9%

	2021
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below carrying value	$239	66.1%	$21	5.9%
More than twelve months below carrying value	79	21.9	22	6.1
Total	$318	88.0%	$43	12.0%
See Note 5 of the audited Statutory Financial Statements for additional disclosures in regards to unrealized investment losses on bonds.
Other-than-temporary impairments, by market sector, for impairments included in the Statutory Statements of Operations, were as follows at December 31:

	2022		2021
	Impairment	No. of Securities	Impairment	No. of Securities
Partnerships	$—	1	$6	2
Commercial mortgage loans	48	1	8	1
Corporate securities	84	58	13	8
Total	$132	60	$27	11
Refer to Note 6 of the audited Statutory Financial Statements for information regarding the fair value and fair value hierarchy level of our financial instruments.
Mortgage Loans on Real Estate
See Note 5 of the audited Statutory Financial Statements and Schedules for information regarding Mortgage Loans on Real Estate.
Loan-to-value (LTV) and debt service coverage (DSC) ratios are common measurements used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at the time of origination, is the percentage of the loan amount relative to the value of the underlying property. The DSC ratio, based upon the most recently received financial statements from the debtor, is calculated as the amount of the property’s net income divided by the debt service payments.
See Note 5 of the audited Statutory Financial Statements for additional information relating to LTV and DSC ratios.

Selected Financial Data and Management's Discussion and Analysis

Properties collateralizing mortgage loans are geographically dispersed throughout the United States as follows at December 31:

	2022		2021
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Commercial mortgage loans by region
East North Central	$448	2.8%	$1,442	9.2%
East South Central	1,429	9.0	399	2.5
Middle Atlantic	1,303	8.2	1,352	8.6
Mountain	1,645	10.4	1,539	9.8
New England	576	3.6	678	4.3
Pacific	4,439	28.0	4,493	28.5
South Atlantic	3,574	22.5	3,520	22.4
West North Central	984	6.2	887	5.6
West South Central	1,457	9.2	1,438	9.1
Total commercial mortgage loans	$15,855	100.0%	$15,748	100.0%

	2022		2021
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Residential mortgage loans by region
East North Central	$139	7.4%	$80	5.7%
East South Central	30	1.6	27	1.9
Middle Atlantic	441	23.5	233	16.6
Mountain	181	9.7	176	12.5
New England	115	6.1	68	4.8
Pacific	587	31.3	543	38.6
South Atlantic	269	14.4	211	15.0
West North Central	12	0.6	12	0.9
West South Central	100	5.3	55	3.9
Total residential mortgage loans	$1,873	100.0%	$1,406	100.0%
Properties collateralizing commercial mortgage loans are diversified by property type as follows at December 31:

	2022		2021
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Mortgage loans by property type
Industrial	$3,018	19.0%	$2,985	19.0%
Retail	2,480	15.6	2,549	16.2
Office	4,748	30.1	4,927	31.3
Apartments	5,609	35.3	5,287	33.5
Total	$15,855	100.0%	$15,748	100.0%
Liquidity and Capital Resources
Overview
The Company’s liquidity requirements are generally met through funds provided by investment income, receipt of insurance premiums, M&E fees and benefit rider income, maturities and sales of investments, reinsurance recoveries, and capital contributions from Allianz SE, as needed.
The Company has access to funding through securities lending under which the Company lends bonds and receives cash collateral and short term securities in an amount in excess of the fair value of the securities loaned.
The Company is a member of the Federal Home Loan Bank (FHLB) of Des Moines, which provides access to collateralized borrowings.  Funding from the FHLB is collateralized with bonds from the Company’s general account investment portfolio.

Selected Financial Data and Management's Discussion and Analysis

Reinsurance may play a key role in funding the Company’s continued growth, and may be utilized for any product for which there is significant uncertainty related to future claims experience. Moreover, the Company is generally risk adverse for its smaller lines of business, and predictability of future profitability takes precedence over retaining a large percentage of risk.
The Company does not utilize the capital markets as a source of capital. Should the need for capital arise, the Company may obtain capital contributions from Allianz SE as an alternative source of funding. If capital infusions are deemed necessary, the Company obtains prior approval by the Department, as appropriate.
The primary uses of funds are policy benefits, commissions, other product-related acquisition costs, investment purchases, operating expenses, and dividends to AZOA. The Company routinely reviews its sources and uses of funds in order to meet its ongoing obligations.
Financial Ratings and Strength
•Standard & Poor’s    AA (Very Strong)
•Moody’s        A1 (Good)
•AM Best        A+ (Superior)
Financial strength ratings are based upon an independent review of the Company, its ultimate parent (Allianz SE), subsidiaries, and the industry in which the Company operates. Each rating agency assigns ratings based on an independent review and takes into account a variety of factors to arrive at its final rating. Ratings are subject to change and there can be no assurance that the ratings afforded to the Company in the future will be consistent with historical ratings.
Cash Flows
The following table sets forth information from our Statutory Statements of Cash Flows for the years ended December 31:

	2022	2021	2020
Net cash provided by (used in) operating activities	$5,205	(4,241)	3,701
Net cash provided by (used in) investing activities	24	5,538	(3,240)
Net cash (used in) provided by financing and miscellaneous activities	(6,212)	1,008	(1,419)
Net change in cash, cash equivalents, and short-term investments	$(983)	2,305	(958)
We have the funds necessary to meet the capital requirements of all states in which we do business, and to support our operations.
The increase in net cash provided by operating activities in 2022 as compared to 2021 is primarily due to a decrease in benefits and loss-related payments as a result of ceded coinsurance reserves in 2021. The increase in net cash used in operating activities in 2021 as compared to 2020 is primarily due to an increase in benefits and loss-related payments as a result of ceded coinsurance reserves, and higher transfers to separate accounts due to higher variable-indexed premium. These impacts were partially offset by an increase in premiums, higher commission and expense allowances on reinsurance ceded, and continued growth in investment income due to higher invested assets driven by positive cash flows.
The decrease in net cash provided by investing activities in 2022 as compared to 2021 is driven by lower net bond sales, and a decrease in proceeds from hedging results driven by market impacts. The increase in net cash provided by investing activities in 2021 as compared to 2020 is driven by higher net bond sales as a result of ceded coinsurance assets, and an increase in proceeds from hedging results driven by market impacts, partially offset by net mortgage loans and other investment assets purchased.
The increase in net cash used in financing and miscellaneous activities in 2022 compared to 2021 is primarily driven by an increase in dividends paid to AZOA. The increase in net cash provided by financing and miscellaneous activities in 2021 compared to 2020 is primarily driven by ceding commission on new reinsurance agreements, partially offset by an increase in dividends paid to AZOA in 2021.

Selected Financial Data and Management's Discussion and Analysis

Risk-Based Capital
See Note 17 of the audited Statutory Financial Statements for information regarding the Risk-Based Capital (RBC). The Company's RBC ratio significantly exceeds required minimum thresholds as of December 31, 2022 and 2021.
Commitments & Contingencies
The Company has guarantees to provide for the maintenance of certain subsidiary’s regulatory capital and surplus levels and has limited partnerships and private placement investments that require a commitment of capital. See Note 21 of the audited Statutory Financial Statements for information regarding commitments and contingencies.
The Company has mortgage notes payable; see Note 7 of the audited Statutory Financial Statements for additional information.
The Company has contractual obligations in the form of Policyholder liabilities; see Notes 12 through 14 of the audited Statutory Financial Statements for additional information regarding our annuity and life actuarial reserves, deposit liabilities, and separate accounts.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet transactions, arrangements or other relationships that management believes would be reasonably likely to have a material effect on the Company’s liquidity or capital position.
The Company utilizes derivatives for which the company is either required to settle variation margin or post collateral; see Note 5 of the audited Statutory Financial Statements for additional information regarding derivative collateral management.

Selected Financial Data and Management's Discussion and Analysis

Item 11(j).
Quantitative and Qualitative Disclosures about Market Risk
Market risk is the risk of the loss of fair value resulting from adverse changes in market rates and prices, such as interest rates and equity prices. Market risk is directly influenced by the volatility and liquidity in the markets in which the related underlying financial instruments are traded. Refer to Note 4 of the audited Statutory Financial Statements for additional details on how we mitigate our market exposure risk and our overall risk management practices.
Sensitivity Analysis
To assess the impact of changes in interest rate and equity markets, we perform sensitivity tests. Sensitivity tests measure the instantaneous impact of a single hypothetical interest rate or equity price change on our income, or fair value of an asset or liability, while holding all other rates or prices constant. To assess interest rate risk, we perform a sensitivity test which instantaneously shocks interest rates across all maturities by a hypothetical 50 bps. To assess equity risk, we perform a sensitivity test which instantaneously shocks all equity prices by a hypothetical 15%.
Interest Rate Risk
One means of assessing exposure to interest rate changes is to measure the potential change in the statutory value of an asset due to a hypothetical change in interest rates of 50 bps across all maturities. We noted that under this model, with all other factors remaining constant, a 50 bps increase in interest rates would cause our post-tax income to decrease by $63 as of December 31, 2022.
We also examined the impact on post-tax income due to a hypothetical decrease in interest rates of 50 bps across all maturities. Under this model, with all other factors being constant, we estimated that such a decline would cause our post-tax income to increase by $58 as of December 31, 2022. Note that the impacts referenced reflect the net hedge impact and do not include any economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.
Equity Market Risk
One means of assessing exposure to changes in equity market prices is to estimate the potential changes in post-tax income from a hypothetical change in equity market prices of 15%. Under this model, with all other factors constant, we estimated that a decrease in equity market prices would cause our post-tax income to decrease by $245, while an increase in equity market prices would cause our post-tax income to increase by $251 based on our equity exposure as of December 31, 2022. Note that the impacts referenced reflect the net hedge impact and do not include any economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.

Selected Financial Data and Management's Discussion and Analysis

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Financial Statements
December 31, 2022 and 2021
(With Report of Independent Auditors Thereon)

Report of Independent Auditors

To the Board of Directors of Allianz Life Insurance Company of North America

Opinions

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of North America (the "Company"), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, of capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

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Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:
a.Exercise professional judgment and maintain professional skepticism throughout the audit.
b.Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
c.Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
d.Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
e.Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 7, 2023

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2022 and 2021
(Dollars in millions, except share data)

Admitted Assets	2022	2021
Cash and invested assets:
Bonds	$89,143	93,817
Stocks	251	303
Investment in subsidiaries	1,442	1,477
Mortgage loans on real estate	17,728	17,154
Real estate	82	80
Cash, cash equivalents and short-term investments	2,232	3,215
Policy loans	309	267
Derivative assets	973	2,682
Other invested assets	3,504	3,834
Total cash and invested assets	115,664	122,829
Investment income due and accrued	1,273	947
Current federal and foreign income tax recoverable	270	—
Deferred tax asset, net	379	487
Other assets	1,035	993
Admitted assets, exclusive of separate account assets	118,621	125,256
Separate account assets	43,502	48,279
Total admitted assets	$162,123	173,535

3 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2022 and 2021
(Dollars in millions, except share data)

Liabilities and Capital and Surplus	2022	2021
Policyholder liabilities:
Life policies and annuity contracts	$98,386	96,980
Accident and health policies	2,440	2,227
Deposit-type contracts	4,233	4,577
Life policy and contract claims	10	8
Accident and health policy and contract claims	22	19
Other policyholder funds	138	122
Total policyholder liabilities	105,229	103,933
Interest maintenance reserve	172	267
General expenses due and accrued	196	245
Due from separate accounts	(751)	(635)
Current income taxes payable	102	482
Borrowed money	2,010	2,001
Asset valuation reserve	1,266	1,148
Derivative liabilities	747	2,023
Other liabilities	3,135	5,087
Liabilities, exclusive of separate account liabilities	112,106	114,551
Separate account liabilities	43,502	48,279
Total liabilities	155,608	162,830
Capital and surplus:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation preference of $10 and $4 at December 31, 2022 and 2021, respectively	9	9
Class A, Series B preferred stock, $1 par value. Authorized, 10,000,000 shares; issued and outstanding, 9,994,289 shares; liquidation preference of $12 and $5 at December 31, 2022 and 2021, respectively	10	10
Common stock, $1 par value. Authorized, 40,000,000 shares; issued and outstanding, 20,000,001 shares at December 31, 2022 and 2021, respectively	20	20
Additional paid-in capital	3,676	3,676
Special surplus funds	(301)	(1,437)
Unassigned surplus	3,101	8,427
Total capital and surplus	6,515	10,705
Total liabilities and capital and surplus	$162,123	173,535

See accompanying notes to statutory financial statements.

4 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations
Years ended December 31, 2022, 2021, and 2020
(Dollars in millions)

	2022	2021	2020
Income:
Premiums and annuity considerations	$14,288	14,125	10,346
Consideration for supplementary contracts	139	166	196
Net investment income	4,544	4,866	4,864
Commissions and expense allowances on reinsurance ceded	649	1,093	(38)
Reserve adjustments related to reinsurance ceded	(1,194)	(454)	(7)
Fees from separate accounts	488	574	567
Other	(503)	(32)	694
Total income	18,411	20,338	16,622
Benefits and other expenses:
Policyholder benefits	1,846	2,076	1,926
Surrenders	6,653	8,800	8,417
Change in aggregate reserves and deposit funds	3,113	4,316	2,465
Commissions and other agent compensation	1,539	1,480	1,139
General and administrative expenses	697	715	600
Net transfers to separate accounts	1,732	2,424	1,460
Total benefits and other expenses	15,580	19,811	16,007
Income from operations before federal income taxes and net realized capital gain	2,831	527	615
Income tax (benefit) expense	(2)	1,091	18
Net income (loss) from operations before net realized capital gain	2,833	(564)	597
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(1,986)	1,856	142
Net income	$847	1,292	739

See accompanying notes to statutory financial statements.

5 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Capital and Surplus
Years ended December 31, 2022, 2021, and 2020
(Dollars in millions)

	2022	2021	2020
Capital and surplus at beginning of year	$10,705	7,661	7,954
Change due to correction of accounting error (Note 3)	—	40	—
Change in reserve on account of change in valuation basis (Note 3)	—	—	(1)
Adjusted balance at beginning of year	10,705	7,701	7,953
Net income	847	1,292	739
Change in unrealized capital (loss) gain	(516)	(142)	(61)
Change in net deferred income tax	54	215	42
Change in asset valuation reserve	(118)	(165)	(88)
Dividends paid to parent	(4,100)	(900)	(750)
Change in unamortized gain on reinsurance transactions	(254)	2,737	(162)
Other changes in capital and surplus	(103)	(33)	(12)
Capital and surplus at end of year	$6,515	10,705	7,661

See accompanying notes to statutory financial statements.

6 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow
Years ended December 31, 2022, 2021, and 2020
(Dollars in millions)

	2022	2021	2020
Cash flow from operating activities:
Revenues:
Premiums and annuity considerations, net	$14,427	14,291	10,543
Net investment income	4,352	5,069	4,990
Commissions and expense allowances on reinsurance ceded	333	385	36
Fees from separate accounts	488	574	567
Other	148	256	217
Cash provided by operating activities	19,748	20,575	16,353
Benefits and expenses paid:
Benefit and loss-related payments	9,619	19,238	9,513
Net transfers to separate accounts	1,849	2,766	1,128
Commissions, expenses paid, and aggregate write-ins for deductions	2,459	2,119	1,727
Income tax paid, net	616	709	290
Other	—	(16)	(6)
Cash used in operating activities	14,543	24,816	12,652
Net cash provided by (used in) operating activities	5,205	(4,241)	3,701
Cash flow from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	19,619	30,622	8,935
Stocks	98	282	147
Mortgage loans	1,403	1,806	1,024
Real estate	5	3	—
Other invested assets	154	81	60
Derivatives	—	1,213	861
Miscellaneous proceeds	893	35	2
Cash provided by investing activities	22,172	34,042	11,029
Cost of investments acquired:
Bonds	15,529	24,350	10,885
Stocks	107	292	230
Mortgage loans	2,030	3,347	2,482
Real estate	11	17	10
Other invested assets	549	408	156
Derivatives	3,881	—	—
Miscellaneous applications	—	78	485
Cash used in investing activities	22,107	28,492	14,248
Net increase in policy loans and premium notes	41	12	21
Net cash provided by (used in) investing activities	24	5,538	(3,240)
Cash flow from financing and miscellaneous activities:
Change in borrowed money	—	500	500
Payments on deposit-type contracts and other insurance liabilities, net of deposits	(1,203)	(1,264)	(1,290)
Dividends paid to parent	(4,100)	(900)	(750)
Other cash (used) provided	(909)	2,672	121
Net cash (used in) provided by financing and miscellaneous activities	(6,212)	1,008	(1,419)
Net change in cash, cash equivalents, and short-term investments	(983)	2,305	(958)
Cash, cash equivalents, and short-term investments:
Beginning of year	3,215	910	1,868
End of year	$2,232	3,215	910
See accompanying notes to statutory financial statements.

7 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1)    Organization and Nature of Operations
Allianz Life Insurance Company of North America (the Company) is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly-owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company’s ultimate parent. The Company has a wholly-owned life insurance company subsidiary, Allianz Life Insurance Company of New York (AZNY). The Company also wholly owns a captive reinsurer, Allianz Life Insurance Company of Missouri (AZMO).
The Company is a life insurance company licensed to sell annuity, group and individual life, and group and individual accident and health policies in the United States, Canada, and several U.S. territories. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of fixed-indexed, variable-indexed, variable, and fixed annuities. The life business consists of both individual and group life. Life business includes products with guaranteed premiums and benefits and consists principally of fixed-indexed universal life policies and closed blocks of universal life policies, term insurance policies, and limited payment contracts. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubt concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP), without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:
(1)    Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations as the corresponding revenues or future profits are recognized.
(2)    Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.
(3)    Certain reinsurance transactions, primarily used for annuity business, are recognized as reinsurance for statutory purposes only.
(4)    Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.

8 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    The Company reinsures a portion of its in-force block of business through several reinsurance agreements. Under NAIC SAP, the after-tax gains associated with these indemnity reinsurance transactions are recorded in Unassigned surplus and recognized through income as future earnings of the books of business emerge. Under U.S. GAAP, the pretax gains associated with such transactions that qualify as reinsurance, are deferred as liabilities and are amortized into operations over the revenue-producing period of the policies.
(6)    Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.
(7)    Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are generally recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.
(8)    Investments in subsidiaries are carried at net equity values as prescribed by the NAIC. Changes in equity values are reflected in Unassigned surplus within the Statutory Statements of Capital and Surplus as credits or charges to Unassigned surplus. Under U.S. GAAP, wholly owned subsidiary results are consolidated.
(9)    The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses, net of tax, resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.
(10)    Canadian asset and liability amounts are expressed in Canadian dollars without foreign exchange translation into U.S. dollars. A net foreign currency translation adjustment is recorded within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with an offset to Other changes in capital and surplus within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, Canadian assets and liabilities are converted to U.S. dollars, with any translation adjustment recorded to stockholder’s equity.
(11)    Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, investments in unaudited subsidiary, controlled, and affiliated (SCA) entities, electronic data processing (EDP) software, portions of goodwill, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, and portions of DTAs. There is no such concept under U.S. GAAP.
(12)    A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.
(13)    Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.

9 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(14)    Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.
(15)    Derivatives are reported at fair value in accordance with SSAP No. 86, Derivatives (SSAP No. 86) and SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees (SSAP No. 108). See additional information in section (k) of this note and note 5. Changes in the fair value of derivatives, except those reported under SSAP No. 108, are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. For derivatives reported under SSAP No. 108, changes in fair value are recognized as net deferred assets or liabilities within Other assets or Other liabilities, respectively, in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, for fluctuations in fair value that do not offset the changes in the hedged item. The deferred asset or liability is amortized over the timeframe required under SSAP No. 108. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income and the hedged derivatives are carried at fair value. In addition, the effective and ineffective portions of a hedge are accounted for separately.
(16)    Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs to the extent recoverable.
(17)    The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.
(18)    The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
(19)    The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.
(20)    Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.
(21)    Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.
(22)    Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.
(23)    For certain annuity products with a market value adjustment feature sold to Minnesota residents (MN MVA) and variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.

10 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2022, 2021, and 2020.
The Company’s subsidiary, AZMO, has adopted an accounting practice that is prescribed by the Department of Insurance, Financial Institutions, and Professional Registration of the State of Missouri (the Missouri Department). The effect of the accounting practice allows a letter of credit to be carried as an admitted asset. The balance of the letter of credit asset at December 31, 2022 and 2021 was $117 and $110, respectively. Under NAIC SAP, this letter of credit would not be allowed as an admitted asset.
This prescribed practice does not impact the net income of AZMO and results in increases to surplus of $117 and $110 as of December 31, 2022 and 2021, respectively. The Company’s carrying value of its investment in AZMO per the audited statutory surplus was $395 and $371, and the carrying value of its investment in AZMO would have been $278 and $261 if AZMO had completed Statutory Financial Statements in accordance with the NAIC SAP as of December 31, 2022 and 2021, respectively. AZMO maintains an adequate amount of surplus such that if it had not adopted the prescribed practice, surplus would still exceed the risk-based capital requirements.
(c)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2022 and 2021, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(d)    Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.
(e)    Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year and change in fund basis for the calculation method, on a curtate basis, using the maximum allowable interest rate. Deferred fixed-interest and fixed-indexed annuities typically have a two-tier structure to encourage annuitization, or a single-tier structure, which may include a market value adjustment. Either two-tier or single-tier annuities may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using VM-21, Requirements for Principle-Based Reserves for Variable Annuities (VM-21). Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Reserves for immediate annuities are calculated using current prescribed mortality tables.

11 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM) or VM-20, Requirements for Principle-Based Reserves for Life Products, depending on the policy's issue date. Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy. The results of these tests and analysis resulted in $0 of additional reserves at December 31, 2022 and 2021, respectively.
(f)    Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the LTC business, the asset adequacy analysis was performed through a gross premium valuation. At December 31, 2022 and 2021, the results of these tests and analysis supported the establishment of additional reserves of $412 and $329, respectively.
(g)    Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and claims related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(h)    Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.
(i)    Reinsurance
The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Included in Unassigned surplus is the gain recognized when the Company enters into a coinsurance, modified coinsurance (modco) or yearly renewable term (YRT) agreement on existing business. The gain is deferred and amortized into operations on a basis consistent with how the future earnings emerge on the underlying business.
Reserve adjustments related to reinsurance ceded in the Statutory Statements of Operations include reserve changes received from a reinsurer on modco ceded. Under a modco agreement, the ceded reserves, and a portfolio of assets, remain on the Company's Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The modco assets are considered restricted as they are not under the full control of the Company.

12 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(j)    Investments
Investment values are determined in accordance with methods prescribed by the NAIC.

Bonds and Stocks
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Loan-backed securities and structured securities are amortized using anticipated prepayments, in addition to other less significant factors. Prepayment assumptions for loan-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except for collateralized debt obligations (CDOs) and impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For CDOs and impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43R – Loan Backed and Structured Securities (SSAP No. 43R).
Hybrid securities are investments structured to have characteristics of both stocks and bonds. The Company records these securities within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Common stocks, other than investments in subsidiaries and Federal Home Loan Bank (FHLB) stock, are carried at fair value. FHLB stock is carried at cost, which approximates fair value.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds and common stocks is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
The Company reviews its combined investment portfolio, including subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For loan-backed securities, the Company must allocate other-than-

13 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
The Company evaluates whether equity securities are other-than-temporarily impaired through a review process which includes, but is not limited to, market analysis, analyzing current events, assessing recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
The Company holds certain cash equivalents which receive bond treatment based on their underlying securities. These are classified as Other assets receiving bond treatment in Note 5.
Investment in Subsidiaries
Common stock of the Company’s insurance subsidiaries is carried at SAP capital and surplus, and investments in non-insurance subsidiaries are carried at U.S. GAAP equity value adjusted for certain items that are considered to be non-admitted. Unaudited subsidiaries are fully non-admitted.
Mortgage Loans on Real Estate
Mortgage loans on real estate, including commercial mortgage loans (CMLs) and residential mortgage loans (RMLs), are carried at the outstanding principal balance, adjusted for any impairment. The fair value of CMLs is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of RMLs is calculated by discounting estimated cash flows, with discount rates based on current market conditions. The Company evaluates loans quarterly to assess whether there is an impairment based on the likelihood of receiving all contractual cash flows. The Company accounts for interest income on impaired loans on a cash basis. Interest accrual is discontinued for impaired loans and interest income is only recognized when received. Payments received on impaired loans are applied to accrued interest, and payments received in excess of accrued interest are applied to principal.
Real Estate
Real estate primarily represents the Company’s home office property, and is carried at depreciated cost less encumbrances in accordance with SSAP No. 40 – Real Estate Investments. Real estate income, including income received from home office property, is included in Net investment income on the Statutory Statements of Operations. Real estate, exclusive of land, is depreciated on a straight-line basis over estimated useful lives ranging from 3 to 40 years. At December 31, 2022 and 2021, accumulated depreciation was $83 and $79, respectively. Furthermore, as of December 31, 2022 and 2021, real estate was presented net of encumbrances of $20 and $31, respectively, as discussed in Note 7.
The Company had real estate classified as held for sale that was transferred from RMLs in the amount of $4 as of December 31, 2021. Allianz Life sold these properties in 2022 and recognized a net gain of $1 at the time of sale.
Cash, Cash Equivalents and Short-term Investments
Cash and cash equivalents may include cash on hand, demand deposits, money market funds, reverse repurchase agreements (repo), and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.

14 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In the normal course of business, the Company enters into bilateral and tri-party repos, whereby the Company purchases securities and simultaneously agrees to resell the same securities at a stated price on a specified date in the future, for the purpose of earning a specified rate of return. An affiliate of the Company serves as the agent in the bilateral agreements and an unaffiliated bank serves as the custodian in the tri-party agreements. The bilateral agreements require purchases of specifically identified securities. If at any time the fair value of those purchased securities falls below the purchase price, additional collateral in the form of cash or additional securities is required to be transferred to ensure margin maintenance. The tri-party agreements allow for the purchase of certain bonds and structured securities, and require a minimum of 102% of fair value of the securities purchased to be maintained as collateral.
The Company’s repos are accounted for as collateralized lending in accordance with SSAP No. 103R – Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP No. 103R), whereby the amounts paid for the securities are reported as cash equivalents within Cash and cash equivalents on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The difference between the amount paid and the amount at which the securities will be resold is reported as interest income within Net investment income on the Statutory Statements of Operations.
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Other Invested Assets
The Company participates in securities lending arrangements whereby specific securities are loaned to other institutions. The Company receives collateral from these arrangements including cash and cash equivalents, which can be reinvested based on the Company's discretion, and noncash collateral, which may not be sold or re-pledged unless the counterparty is in default. The Company accounts for its securities lending transactions as secured borrowings, in which the cash collateral received and the related obligation to return the cash collateral are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Noncash collateral received is not reflected on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Securities on loan remain on the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and interest and dividend income earned by the Company on loaned securities is recognized in Net investment income on the Statutory Statements of Operations.
Company policy requires a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral. The Company's sources of cash used to return cash collateral is dependent upon the liquidity of current market conditions. The Company has policies in place to manage reinvested collateral at appropriate levels of liquidity.
The Company invests in low income housing tax credit (LIHTC) investments for tax benefits. In accordance with SSAP No. 93 – Low Income Housing Tax Credit Property Investments, the LIHTC investments are carried at cost and adjusted for amortization based on the proportion of total tax credits and other tax benefits expected to be received over the life of the investments. The Company records an asset for the full unfunded investment amount upon entering into a LIHTC agreement; amortization decreases the asset balance over time. A corresponding liability is recorded for the unfunded commitment balance beginning when the LIHTC investment is initially funded, which decreases as the Company provides capital to fund. The asset and liability are recorded in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The tax benefit is recognized within Income tax expense within the Statutory Statements of Operations. The amortization of the investment is recorded as Net

15 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

investment income and any impairments are included in Net realized capital gain (loss) within the Statutory Statements of Operations.
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(k)    Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios for hedging purposes.
Hedge Accounting
The Company elects hedge accounting under SSAP No. 86 and SSAP No. 108 for certain qualifying derivative instruments. To qualify for hedge accounting, at inception, the Company formally documents the risk management objective and strategy for undertaking the hedging transaction. The documentation links a specific derivative to a specific asset or liability on the Statutory Statements of Assets, Liabilities, and Capital and Surplus, identifies how the derivative is expected to offset the exposure to changes in the hedged item's fair value or variability in cash flows attributable to the designated hedge risk, and the effectiveness testing methods to be used. Hedge effectiveness is formally assessed at inception and on a quarterly basis throughout the life of the designated hedging relationships.
Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness may be measured using either the dollar offset method or regression analysis. The dollar offset method compares changes in fair value or cash flows of the hedging instrument with changes in the fair value or cash flows of the hedged item attributable to the hedged risk. Regression analysis is a statistical technique used to measure the relationships between the fair values or cash flows of a derivative and a hedged item and how each reacts to changes in the designated hedge risk (i.e., interest rates, foreign currency rates).
A derivative instrument is either classified as an effective hedge or an ineffective hedge. Entities must account for the derivative at fair value if deemed to be ineffective or becomes ineffective. For those derivatives qualifying as effective for hedge accounting under SSAP No. 86, the change in the carrying value or cash flow of the derivative shall be recorded consistently with the way that changes in the carrying value or cash flows of the hedged item are recorded. For those derivatives qualifying as effective for hedge accounting under SSAP No. 108, the derivative is carried at fair value.
Foreign Currency Swaps
The Company utilizes foreign currency swaps to hedge cash flows and applies hedge accounting. Specifically, the Company uses foreign currency swaps to hedge foreign currency and interest rate fluctuations on certain underlying foreign currency denominated fixed-maturity securities. The foreign currency swaps are reported at amortized cost from the date hedge accounting is designated and deemed to be effective, which is consistent with the accounting for the bonds that are the subject of the hedge accounting transactions.
Interest Rate Swaps on Variable Annuity Insurance Liabilities
The Company utilizes interest rate swaps (IRS) to hedge the interest rate risk on certain variable annuity guarantee benefits. These are accounted for as a cash flow hedge under SSAP No. 86 and a fair value hedge under SSAP No. 108.

Prior to January 1, 2020, the Company had IRS that hedge the interest rate risk on certain variable annuity guarantee benefits held at amortized cost in accordance with SSAP No. 86. The initial book value of the IRS represented the book value created from inception until the designation of hedge accounting. These

16 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

IRS were held at amortized cost and changes were recognized to the extent they offset changes in the AG43 reserve for the hedged item due to interest rate movement. The initial book value and subsequent changes due to the hedged item or realized gains or losses recorded under hedge accounting (hedge adjustment) are amortized over the duration of the hedge program, approximated by AG43 standard scenario revenues.

Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship described above under SSAP No. 108. The remaining balance of the SSAP No. 86 hedge adjustment is recorded within Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and will be amortized over the life of the former hedge program.
The table below represents the hedge adjustment balance under SSAP No. 86:

	2022	2021
Hedge adjustment balance - beginning of year	$455	513
Amount amortized into earnings during the year	(54)	(58)
Hedge adjustment balance - end of year	$401	455
Effective January 1, 2020, the Company designated the hedging relationship described above under SSAP No. 108. The hedged item consists of a portion of the Company's variable annuity block of business minimum benefit guarantees that are sensitive to interest rate movement. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged. The related hedging instrument is a portfolio of interest rate swap derivatives which follows a dynamic hedging strategy. Changes in interest rates impact the present value of the future product cash flows.
The Company recognizes a net deferred asset or liability within Other assets or Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for fluctuations in fair value that do not offset the changes in the hedged liability. Beginning July 1, 2021, the Company elected to amortize the deferred balance that existed as of June 30, 2021 over five years, in accordance with SSAP No. 108, paragraph 14.c. Changes in the deferred balance after July 1, 2021 will be amortized over the timeframe required under SSAP No. 108, paragraph 14, which is the Macaulay duration of guarantee benefit cash flows, capped at 10 years.
The hedge strategy is compliant with VM-21 Clearly Defined Hedge Strategy (CDHS) requirements and meets all the criteria to be defined as an effective hedge relationship as required by SSAP No. 108. The Company entered into this hedging relationship effective January 1, 2020 and no changes in hedging strategy have occurred since inception. Hedge effectiveness is measured in accordance with SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2022.

In accordance with SSAP No. 108, an amount equal to the net deferred asset and deferred liability is allocated from Unassigned funds to Special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The following table shows the deferred activity for the years ended December 31, 2022 and 2021.

	2022	2021
Net deferred liability - beginning of year	$1,437	$1,844
Amortization	(269)	(240)
Additional amounts deferred	(868)	(167)
Net deferred liability - end of year	$300	$1,437

17 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The net deferred balance will amortize over the next 10 years, as shown below:

Amortization year	Deferred assets	Deferred liabilities
2023	$(276)	$501
2024	(276)	501
2025	(276)	501
2026	(183)	255
2027	(90)	9
2028	(90)	9
2029	(90)	9
2030	(90)	9
2031	(89)	9
2032	(43)	$—
Total	$(1,503)	$1,803
The company did not have other changes related to open derivatives removed from SSAP No. 86 and captured in scope of SSAP No. 108 for the years ended December 31, 2022 and 2021. During the years ended December 31, 2022 and 2021, the fair value changes available for application under SSAP No. 108 was $(1,712) and $(694), respectively.
The Company did not have any hedging strategies identified as no longer highly effective and did not terminate any hedging strategies during the years ended December 31, 2022 and 2021.
Nonqualifying hedging
        Futures and Options Contracts
The Company provides benefits through certain life and annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts as well as option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts and ETO contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETO contacts is based on quoted market prices. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of

18 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, within Change in unrealized capital gains (loss). Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and To Be Announced Securities
The Company utilizes IRS, credit default swaps (CDS), total return swaps (TRS), and To Be Announced (TBA) securities to economically hedge market risks embedded in certain life and annuity products. The IRS, CDS, TRS and TBA securities are reported at fair value in Derivative assets or Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the IRS, CDS, and TBA securities are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Gains and losses on exchange cleared IRS are recorded as unrealized until the contracts mature or are disposed at which time they are recorded as realized, subject to offset by IMR.
(l)    Corporate-Owned Life Insurance
Corporate-owned life insurance (COLI) is recognized initially as the amount of premiums paid. Subsequent measurement of the contract is based upon the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the cash surrender value (CSV), in accordance with SSAP No. 21 – Other Admitted Assets (SSAP No. 21). Changes in CSV resulting from subsequent measurement of the contract are recognized as a component of Other income on the Statutory Statements of Operations. The Company’s COLI policies are reported in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(m)    Borrowed Money
The Company is a member of the FHLB of Des Moines, primarily for the purpose of participating in the FHLB’s mortgage collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. Through its membership, the Company has issued debt to the FHLB in exchange for cash advances. It is part of the Company’s strategy to utilize funds borrowed from the FHLB for operations and strategic initiatives. The Company’s current borrowings are not subject to prepayment obligations.
Funds obtained from the FHLB and accrued interest are included within Borrowed money within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with SSAP No. 15 – Debt and Holding Company Obligations. The collateral pledged to FHLB is reported as admitted assets within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with admissibility testing under SSAP No. 30 – Unaffiliated Common Stock.
(n)    Income Taxes

19 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, and its insurance subsidiaries, generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the NAIC. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(o)    Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds, mortgage loans, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued. Certain assets that are allocated to the index options for the Allianz Index Advantage Variable Annuity (VIA), as listed above, are carried at amortized cost in accordance with the product filing requirements in the state of Minnesota.
Amounts due from separate accounts primarily represent the difference between the surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Transfers to (from) separate accounts within the Statutory Statements of Operations primarily includes transfers for new premium and annuity considerations, benefit payments, surrender charge wear-off, realized and unrealized investment gains/losses, investment income, and other contractholder behavior.
(p)    Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

20 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(q)    Reclassifications
Prior year balances have not been reclassified to conform to the current year presentation.
(3)    Accounting Changes and Corrections of Errors
Accounting Changes
Recently Issued Accounting Standards – Adopted in 2022
Not applicable.
Recently Issued Accounting Standards – Adopted in 2021
In July 2020, the NAIC adopted revisions to SSAP No. 32R, Preferred Stock. The revisions update the definitions, measurement, and impairment guidance for various types of preferred stock and require perpetual preferred stock to be measured at fair value, not to exceed any currently effective call price, instead of at the lower of cost or fair value. The revisions were effective January 1, 2021. The implementation of these revisions on January 1, 2021 resulted in a pre-tax increase to surplus of $2.
In 2021, the NAIC extended the following interpretations (INT) in response to the COVID-19 pandemic:
•INT 20-03, Troubled Debt Restructuring due to COVID-19. This INT followed the interagency COVID-19 guidance issued by federal and state prudential banking regulators (and concurred by the FASB) and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specifically, a modification of a mortgage loan or bank loan terms did not result in troubled debt restructurings as long as the modification was in response to COVID-19, the borrower was current at the time of the modification, and the modification was short-term. In addition, insurers were not required to designate mortgage loans or bank loans with deferrals granted due to COVID-19 as past due or report them as nonaccrual loans. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
•INT 20-07, Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19. This INT provided temporary guidance by allowing practical expedients when assessing whether modifications made to debt securities (under SSAP 26R and 43R) due to COVID-19 are insignificant. Specifically, the guidance proposed restructurings in response to COVID-19 are considered to be insignificant if the restructuring resulted in a 10% or less shortfall amount in the contractual amount due and did not extend the maturity of the investment by more than 3 years. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not impact the Company.
In November 2021, the NAIC adopted revisions to SSAP No. 43R, Loan Backed and Structured Securities. The revisions state that non-rated residual tranches currently classified as bonds should be reclassified to other invested assets, and held at lower of cost or market. The revisions are effective December 31, 2022, with early application permitted. The company has adopted these revisions, resulting in no change due to no non-rated residual tranches classified as bonds as of December 31, 2021. There was no impact on net income or surplus during the year-ended December 31, 2021, as a result of adopting the revisions.

21 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Recently Issued Accounting Standards – Adopted in 2020
Effective January 1, 2020, the Company adopted VM-21, as the effective guidance under which the Company's variable and variable-indexed annuities reserves are calculated. Previously, the Company calculated these reserves using guidance found in AG43. VM-21 applies to business issued on or after January 1, 2017. Under VM-21, during 2017, 2018, and 2019, the Company elected to combine contracts subject to AG43 and VM-21 for purposes of calculating reserves. In 2019, the NAIC adopted revisions to both AG43 and VM-21, effective January 1, 2020. The implementation of the 2019 revisions on January 1, 2020 resulted in a pre-tax increase of $1 to Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the corresponding decrease to surplus for the same amount is recorded through Change in reserve on account of change in valuation basis within the Statutory Statements of Capital and Surplus. The 2019 amendments allow an optional phase-in of the increase which the Company did not elect.
Effective January 1, 2020, the Company adopted SSAP No. 108, the standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to fluctuations as a result of interest rate sensitivity. The Company added all applicable new disclosures required by the standard; see Note 2(k) for further information. There were no impacts to net income or surplus during the year ended December 31, 2020, as a result of this adoption.
In 2016, the NAIC adopted revisions to SSAP No. 51R, Life Contracts and SSAP No. 54, Individual and Group Accident and Health Contracts, Issue Paper No. 154, Implementation of Principles-Based Reserving. These revisions relate to the adoption of the Valuation Manual and provides for principle-based reserving for Life and Heath contracts, and are effective January 1, 2017. The Valuation Manual provides the following revisions: 1) VM-20, Requirements for Principle-Based Reserves, for Life Products, includes an optional three-year deferral. The Company elected the deferral and adopted this update effective January 1, 2020. It applies to business issued on or after this date. 2) VM-21, see details disclosed above. 3) VM-22, Statutory Maximum Valuation Interest Rates for Income Annuities, was effective January 1, 2018. It applies to annuitizations on contracts issued on or after that date. Because most annuitizations occur years after a contract has been issued, its impact on net income and surplus has not been material. 4.) VM-25, Health Insurance Reserves Minimum Requirements, and VM-26, Credit Life and Disability Reserve Requirements, are not applicable as the Company does not issue these contracts.
In August 2019, the NAIC adopted SSAP No. 22R, Leases. This revised standard is a substantive revision, reorganization, and clarification of SSAP 22. It adopts much of the language of US GAAP ASU 2016-02, Leases, but retains operating lease accounting for Statutory accounting. It was effective January 1, 2020, with early adoption permitted. The Company adopted these revisions effective January 1, 2020. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the revisions.
In March 2020, the NAIC adopted INT 20-01, Reference Rate Reform. The interpretation adopted the optional guidance outlined in Accounting Standards Update (ASU) 2020-04, Reference Rate Reform, for a limited period of time to ease the potential burden on accounting for reference rate reform. The practical expedients outlined in the interpretation are for modifications solely related to reference rate reform and optionally suspends assessments for re-measuring a contract and dedesignating a hedge relationship. This interpretation is effective on the date of adoption and expires on December 31, 2022. The Company adopted the optional guidance in this interpretation effective March 12, 2020. As of December 31, 2020, the Company has not made any modifications to financial assets or liabilities as a result of reference rate reform.
In May 2020, the NAIC adopted revisions to SSAP No. 26R, Bonds, which provides clarifying guidance when assessing other than temporary impairments (OTTI) for debt instruments that have been previously modified pursuant to SSAP No. 36, Troubled Debt Restructuring, or SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The revisions to SSAP No. 26R state subsequent OTTI assessments for debt instruments modified under SSAP No. 36 or SSAP No 103 will be based on the modified contractual terms and not revert back to the original acquisition terms. These revisions were effective May 20, 2020 and were subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the revisions.

22 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In April, May, June, and August 2020, the NAIC adopted the following interpretations (INT) in response to the COVID-19 pandemic:
•INT 2020-02, Extension of the 90-Day Rule for the Impact of COVID-19, extends a one-time optional extension of the nonadmission assessment guidance for premiums and similar receivables due from policyholders or agents. For receivables that were current prior to the beginning of the declaration of a state of emergency by the U.S. federal government on March 13, 2020 or originated on or after March 13, 2020, insurers may continue to admit assets greater than 90 days past due. This INT is applicable for the March 31, 2020, June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have an impact to the Company.
•INT 2020-03, Troubled Debt Restructuring Due to COVID-19, follows the inter-agency COVID-19 guidance issued by the federal and state prudential banking regulators (and concurred by the Financial Accounting Standards Board) and the Coronavirus Aid, Relief, and Economic Security (CARES) Act. Specifically, a modification of a mortgage loan or bank loan terms does not result in troubled debt restructuring as long as the modification is in response to COVID-19, the borrower was current at the time of the modification, and the modification is short-term. In addition, insurers are not required to designate mortgage loans or bank loans with deferrals granted due to COVID-19 as past due or report them as nonaccrual loans. This INT is effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. The Company implemented a loan modification program that adhered to the requirements outlined in the INT for investments in commercial and residential mortgage loans.
•INT 2020-04, Mortgage Loan Impairment Assessment Due to COVID-19, defers the impairment assessment for bank loans, mortgage loans, and investments which predominantly hold underlying mortgage loans and are impacted by forbearance or modifications in response to COVID-19. This INT was applicable for the March 31, 2020, June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have a material impact to the Company.
•INT 2020-05, Investment Income Due and Accrued. This INT provides temporary relief guidance for assessing the collectability of interest income, admissibility relief of accrued investment income 90 days past due, and clarifies how interest income should be recognized during a payment holiday. This INT is applicable for the June 30, 2020, and September 30, 2020 financial statements and expired on December 30, 2020. This INT did not have a material impact to the Company.
•INT 2020-06, Participation in the 2020 TALF Program. This INT provides guidance for reporting Term Asset-Backed Securities Lending Facility (TALF) loans for the duration of the 2020 TALF program. This INT did not impact the Company as the Company did not participate in this program.
•INT 2020-07, Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19. This INT provides temporary guidance by allowing practical expedients when assessing whether modifications made to debt securities (under SSAP No. 26R and SSAP No. 43R) due to COVID-19 are insignificant. Specifically, the guidance proposes restructurings in response to COVID-19 are considered to be insignificant if the restructuring results in a 10% or less shortfall amount in the contractual amount due and does not extend the maturity of the investment by more than 3 years. This INT was effective for the period beginning March 1, 2020 and originally expired on December 31, 2020. In January 2021, the provisions in this INT were extended updating the effective period to be the earlier of January 1, 2022 or the date that is 60 days after the date on which the national emergency declared by the President terminates. This INT did not have a material impact to the Company.
•INT 2020-08, COVID-19 Premium Refunds, Rate Reductions and Policyholder Dividends. This INT provides guidance for returns or benefits to policyholders. This INT did not impact the Company.
These INTs have an immaterial effect on the financial statements as of December 31, 2020. The Company will continue to monitor these INTs and assess impacts until they are nullified.

23 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In July 2020, the NAIC adopted INT 20-09, Basis Swaps as a Result of the LIBOR Transition, to address the statutory accounting and reporting requirements for basis swaps issued by central clearing parties solely in response to the market-wide transition away from the London Interbank Offered Rate (LIBOR) and toward the Secured Oversight Financing Rate (SOFR). This INT allows basis swaps issued solely in response to reference rate reform to be classified as derivatives used for “hedging” and reported as admitted assets in the statutory financial statements. The INT is effective July 30, 2020 and was subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the INT.
In November 2020, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities. The revisions reflect the updated NAIC designation category for residential and commercial mortgage-backed securities that utilize the financial modeling guidance. The revisions were effective November 12, 2020 and were subsequently adopted by the Company. There was no impact on net income or surplus during the year ended December 31, 2020, as a result of adopting the INT.
Recently Issued Accounting Standards – To Be Adopted
Not applicable.
Corrections of Errors
The Company records corrections of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
During 2021, an error was identified related to the Company’s calculation of scheduled payments for certain fixed-indexed annuity products. The model for policies that have elected the scheduled payment option always used an income period of 10 years. After payments are received, future benefits and therefore the remaining benefit period, should have reduced but did not. This resulted in the Company holding excess reserves after policyholders elected this option. The error resulted in a $50 pre-tax overstatement of policyholder liabilities for life policies and annuity contracts and a corresponding $40 after-tax understatement of total capital and surplus as of December 31, 2020. Policyholder liabilities for life policies and annuity contracts on the Company’s financial statements were adjusted in 2021 to correct for the prior period impact.
During the years ended December 31, 2022, and 2020, there were no corrections of errors recorded on the Statutory Statements of Capital and Surplus.
(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-income securities, borrowers of mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the CDS of each counterparty as an

24 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure. Additionally most transactions are cleared through a clearinghouse thereby transferring counterparty risk from the bank to the clearinghouse that tends to have stronger credit. This often leads to increased collateralization and lower counterparty risk for the Company.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of Minnesota insurance regulations.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly. The Company also sets target levels for the liquid securities in its investment portfolio.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity

25 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

guarantees through interest rate hedges. The Company monitors the economic and accounting impacts of interest rate sensitivities on assets and liabilities regularly.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
The policy value of the fixed-indexed universal life, fixed-indexed annuity, and variable-indexed annuity products is generally linked to equity market indices. The Company economically hedges this exposure with derivatives.
Variable annuity products guarantee minimum payments regardless of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
The Company monitors the impacts of equity sensitivities on assets and liabilities regularly.
Basis risk is the risk that variable annuity hedge asset values change unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company regularly reviews and synchronizes fund mappings, product design features, hedge design, and manages funds line-up.
(f)    Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) an Operational Risk Capital Model covering all material types of operational risks, under which the Company quantifies and regularly monitors operational risk; (2) a loss data capture policy to create transparency and gather information about losses that meet a designated threshold, requiring business owners to identify and resolve the root cause of operational loss events; and (3) a bottom-up risk assessment process for significant operational risk scenarios to proactively manage significant operational risk scenarios throughout the organization.
(g)    Regulatory Change Risk
Regulatory change risk is the risk that regulatory changes and imposed regulation may materially impact the Company's business model, sales levels, company financials and ability to effectively comply with regulations.
The Company actively monitors all regulatory changes and participates in national and international discussions relating to legal, regulatory, and accounting changes. The Company maintains active membership with various professional and industry trade organizations. A formal process exists to review, analyze, and implement new legislation as it is enacted.
(h)    Rating Agency Risk
Rating agency risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed at least annually. Rating agency risk is also addressed in the TRA process and on an ad hoc basis as necessary.

26 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(i)    Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.
(j)    Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect product design, adding Market Value Adjustments and surrender charges when appropriate, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.
(k)    Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.
(l)    Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to post collateral to cover the exposure and to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. For counterparties that are not initially required to post collateral, if the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.

27 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)    Investments
(a)    Bonds, Other Assets Receiving Bond Treatment, and Stocks
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments, excluding investments in affiliates, are shown below:

	2022
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$5,492	2	535	4,959
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	2
States and political subdivisions	6,768	76	600	6,244
Foreign governments	1,949	2	336	1,615
Corporate securities	69,765	315	9,191	60,889
Mortgage-backed securities	6,287	29	645	5,671
Collateralized debt obligations	12	8	—	20
Total bonds	90,275	432	11,307	79,400
Common stocks	260	8	17	251
Total	$90,535	440	11,324	79,651

	2021
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$3,644	147	39	3,752
Agencies not backed by the full faith and credit of the U.S. government	299	—	—	299
States and political subdivisions	9,119	1,973	6	11,086
Foreign governments	1,619	75	16	1,678
Corporate securities	68,444	8,191	275	76,360
Mortgage-backed securities	11,645	564	26	12,183
Collateralized debt obligations	12	8	—	20
Total bonds	94,782	10,958	362	105,378
Common stocks	278	27	2	303
Total	$95,060	10,985	364	105,681

At December 31, 2022, amortized cost differed from the carrying value of bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus due to NAIC-6 rates bonds where the market value was lower than amortized cost. The total unrealized losses recorded by the Company for these bonds was $1 as of December 31, 2022 and an insignificant amount as of December 31, 2021.
The Company had NAIC-6 rated bonds with a statement value of $2 and $26 as of December 31, 2022 and 2021, respectively. There was no interest due on bonds in default, which was excluded from investment income due and accrued as of December 31, 2022 and 2021.
At December 31, 2022 and 2021, the Company had hybrid securities with a carrying value of $0 and $17, respectively.

28 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

As of December 31, 2022 and 2021, investments with a statement value of $32 and $31, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2022, by contractual maturity, are shown below:

	Carrying value	Fair value
Due in 1 year or less	$1,892	$1,886
Due after 1 year through 5 years	8,754	8,378
Due after 5 years through 10 years	19,005	17,049
Due after 10 years through 20 years	25,620	23,222
Due after 20 years	27,654	22,297
No maturity date	1,051	876
Mortgage-backed and other structured securities	6,299	5,692
Total bonds and other assets receiving bond treatment	$90,275	$79,400
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2022	2021	2020
Proceeds from sales	$19,619	30,577	8,677
Gross gains	251	1,313	162
Gross losses	475	101	28
Proceeds from sales of common stocks for the years ended December 31 are shown below:

	2022	2021	2020
Proceeds from sales	$98	241	147
Gross gains	4	11	3
Gross losses	1	—	2
Proceeds from sales of preferred stocks for the years ended December 31 are shown below:

	2022	2021	2020
Proceeds from sales	$—	40	—
Gross gains	—	1	—
Gross losses	—	—	—
For the years ended December 31, 2022 and 2021, there were 174 and 207 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $73 and $182 for 2022 and 2021, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

29 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, the Company performs a quarterly review of its entire combined investment portfolio, including investments held by subsidiaries, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2022
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$3,023	319	744	216	3,767	535
Agencies not backed by the full faith and credit of the U.S. government	2	—	—	—	2	—
Foreign government	1,105	202	423	134	1,528	336
States and political subdivisions	4,770	574	49	26	4,819	600
Corporate securities	46,456	7,027	7,507	2,164	53,963	9,191
Mortgage-backed securities	4,912	524	512	121	5,424	645
Total bonds	60,268	8,646	9,235	2,661	69,503	11,307
Common stock	85	11	22	6	107	17
Total temporarily impaired securities	$60,353	8,657	9,257	2,667	69,610	11,324

	2021
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$396	17	272	22	668	39
Foreign government	513	13	41	3	554	16
States and political subdivisions	208	5	21	1	229	6
Corporate securities	9,417	207	1,083	68	10,500	275
Mortgage-backed securities	977	19	124	7	1,101	26
Total bonds	11,511	261	1,541	101	13,052	362
Common stock	53	2	3	—	56	2
Total temporarily impaired securities	$11,564	263	1,544	101	13,108	364
As of December 31, 2022 and 2021, the number of investment holdings that were in an unrealized loss position was 5,895 and 1,513, respectively, for bonds, and 30 and 21, respectively, for common stocks.
As of December 31, 2022 and 2021, of the total amount of unrealized losses, $11,091, or 97.9%, and $319, or 87.5%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

30 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2022	2021	2020
Bonds	$(308)	1,199	(120)
Stocks	3	11	2
Mortgage Loans	(46)	(8)	(34)
Real estate	1	—	—
Derivatives	(2,118)	1,883	202
Other	184	(39)	(1)
Total realized capital gains (losses)	(2,285)	3,046	49
Income tax benefit (expense) on net realized gains (losses)	43	(249)	—
Total realized capital gains (losses), net of taxes	(2,242)	2,797	49
Net gains (losses) transferred to IMR, net of taxes	(256)	941	(93)
Net realized gains (losses), net of taxes and IMR	$(1,986)	1,856	142
(d)    Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2022	2021	2020
Interest:
Bonds	$3,783	4,233	4,189
Mortgage loans on real estate	703	682	647
Policy loans	13	12	12
Cash, cash equivalents, and short-term investments	23	—	7
Dividends:
Stocks	10	13	7
Investment in subsidiaries	77	51	50
Rental income on real estate	21	20	20
Derivatives	19	37	(14)
Other	10	(92)	47
Gross investment income	4,659	4,956	4,965
Investment expenses	(155)	(137)	(138)
Net investment income before amortization of IMR	4,504	4,819	4,827
Amortization of IMR	40	47	37
Net investment income	$4,544	4,866	4,864
(e)    Mortgage Loans on Real Estate
The Company's investment in mortgage loans on real estate includes CMLs and RMLs at December 31, 2022 and 2021.
At December 31, 2022 and 2021, the Company's CML portfolio includes concentrations exceeding 10% for the following states:

	2022		2021
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$3,545	22.4%	$3,605	22.9%

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The maximum lending rates for CMLs made during 2022 and 2021 were 6.6% and 4.5%, respectively. The minimum lending rates for CMLs made during 2022 and 2021 were 2.8% and 1.7%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages was 76.5% and 77.6% during 2022 and 2021, respectively.
At December 31, 2022 and 2021, the Company's RML portfolio includes concentrations exceeding 10% for the following states:

	2022		2021
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$546	29.2%	$500	35.6%
New York	238	12.7%	—	—%
The maximum lending rates for RMLs made during 2022 and 2021 was 12.0% and 11.0%, respectively. The minimum lending rates for RMLs made during 2022 and 2021 was 2.8% and 2.8%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages for RMLs was 160.9% and 94.8% during 2022 and 2021, respectively.
As of December 31, 2022 and 2021, there were no taxes, assessments, or amounts advanced that were excluded from the mortgage loan investment total.
(1)    Age Analysis of Mortgage Loans
The following table presents an age analysis of the Company's mortgage loan investments as of December 31, 2022 and 2021 by type:

	2022		2021
	Residential	Commercial	Residential	Commercial
Current	$1,799	15,855	1,364	15,732
30-59 Days Past Due	27	—	14	—
60-89 Days Past Due	8	—	2	—
90-179 Days Past Due	16	—	11	—
180+ Days Past Due	23	—	15	16
Total	$1,873	15,855	1,406	15,748
There were no mortgage loan investments greater than 90 days past due and still accruing interest as of December 31, 2022 and 2021.
There were no mortgage loan investments for which interest was reduced as of December 31, 2022 and 2021.
As of December 31, 2022 and 2021 there were no RMLs in which the Company participated as a co-lender in a mortgage loan agreement. As of December 31, 2022 and 2021, for CML investments, the recorded investment for which the Company participated as a co-lender in a mortgage loan agreement was $2,505 and $2,471, respectively.

32 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(2) Impaired Mortgage Loans
For the years ended December 31, 2022, and 2021, the recorded investment in impaired CMLs was $69, and $16, respectively. These amounts also represent the average recorded investment in impaired mortgage loans for the year ended December 31, 2022, and 2021. There was no related allowance for credit losses on these investments and the Company did not participate as a co-lender in the related mortgage loan agreement. In addition, the impaired CMLs were not in nonaccrual status. There was no recorded investment in impaired RMLs for the years ended December 31, 2022, and 2021.
There was $5, $0 and $1 interest income recognized on impaired mortgage loans as of December 31, 2022, 2021 and 2020, respectively. The Company recognizes interest income on its impaired mortgage loans upon receipt of payment.
As of December 31, 2022 and 2021, the Company derecognized mortgage loans as a result of foreclosure of $0 and $4, respectively.
(3) Credit Quality Indicators
The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its CML portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.
The credit quality of CMLs as of December 31 is shown below:

	Debt Service Coverage Ratios
2022	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$4,784	82	376	676	5,918	37.3%
50% – 60%	4,298	896	202	950	6,346	40.0%
60% – 70%	2,201	571	223	464	3,459	21.8%
70% – 80%	90	28	—	14	132	0.9%
80% – 90%	—	—	—	—	—	—%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	—	—	—	—%
Total	$11,373	1,577	801	2,104	15,855	100.0%

	Debt Service Coverage Ratios
2021	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$4,528	59	98	663	5,348	34.0%
50% – 60%	4,459	775	249	824	6,307	40.0%
60% – 70%	2,077	1,099	281	444	3,901	24.8%
70% – 80%	23	89	35	29	176	1.1%
80% – 90%	—	—	—	—	—	—%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	16	—	16	0.1%
Total	$11,087	2,022	679	1,960	15,748	100.0%

33 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company has determined the delinquency status and the loan-to-value ratio are the most reliable indicators in analyzing the credit risk of its RML portfolio. The loan-to-value ratio is based on the Company's internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated.
The loan-to-value ratios of RMLs as of December 31 are shown below:

	2022		2021
	Total	Percent of Total	Total	Percent of Total
Loan-to-value ratios:
Below 70%	$604	32.2%	$353	25.1%
71% to 80%	1043	55.7%	705	50.1%
81% to 90%	208	11.1%	316	22.5%
91% to 95%	16	0.9%	33	2.3%
Above 95%	2	0.1%	—	—%
Total	$1,873	100.0%	$1,407	100.0%
(f)    Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company recognized loan-backed securities in OTTI for the years ended December 31, 2022 and 2021 as follows:

	2022				2021
		OTTI Recognized in Loss				OTTI Recognized in Loss
	Amortized Cost Basis Before OTTI	Interest	Non-Interest	Fair Value	Amortized Cost Basis Before OTTI	Interest	Non-Interest	Fair Value
OTTI Recognized:
Intent to sell	$136	23	3	110	41	3	—	38
Annual aggregate total	$136	23	3	110	$41	3	0	38
The Company had no loan-backed securities recognized in OTTI for the year ended December 31, 2020.
(g)    Derivatives and Hedging Instruments
The Company uses exchange-traded and OTC derivative instruments as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities that do not qualify for hedge accounting treatment are recorded at fair value in the Statutory Financial Statements using valuation techniques further discussed in Note 6.
The Company does not have derivative contracts with financing premium as of December 31, 2022 and 2021.
Derivatives held by the Company are designated as either a fair value hedging instrument (fair value hedge), a cash flow hedging instrument (cash flow hedge), or a nonqualified hedging instrument (nonqualifying strategies).

34 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1) Cash Flow Hedges
Foreign Currency Swaps on Debt Securities
Foreign currency swaps have notional amounts and maturity dates equal and offsetting to the underlying debt securities and are determined to be highly effective as of December 31, 2022 and 2021.
(2) Fair Value Hedges
Interest Rate Swaps on Variable Annuity Insurance Liabilities
IRS traded after June 2013 are centrally cleared through an exchange. For IRS traded prior to June 2013 the IRS exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.
Prior to January 1, 2020, the Company designated hedge accounting for these IRS as a cash flow hedge under SSAP No. 86. The amounts previously recorded under the SSAP No. 86 relationship continue to be deferred and amortized over the life of the former hedge program. Effective January 1, 2020, the Company de-designated its previous hedging relationship under SSAP No. 86 and simultaneously designated the hedging relationship under SSAP No. 108 as a fair value hedge. The relationship is deemed to be highly effective at December 31, 2022.
    (3) Nonqualifying Strategies
Futures and Options Contracts
OTC options and ETO are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures, OTC options, and ETO are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.
Credit Default Swaps
The CDS within the investment portfolios assume credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company can be required to pay or be the net receiver on the contract depending on the net position. Credit events include bankruptcy of the reference and failure to pay by the reference. Prior to January 1, 2021, the notional amount is equal to the maximum potential future loss amount. Beginning January 1, 2021, the Company updated the potential future exposure (PFE) to zero, as PFE is not determinable. The PFE is zero for the following reasons:

(a) CDS are used to hedge indices allocated to products by policyholders. Fluctuations in value of the CDS are offset by credits provided to policyholders and results in a minimal amount of hedge inefficiency. It is impossible to determine the potential future amount of hedge inefficiency.
(b) The CDS used are exchange traded and daily variation margin is required to settle market movements. This minimizes counterparty credit risk. It also makes it impossible to determine what the potential future exposure related to counterparty risk, net of variation margin received could be.
The fair value of the collateral posted for centrally cleared CDS is discussed in the derivative collateral management section below.

35 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month SOFR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
To Be Announced Securities
The Company uses OTC TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The fair value of the collateral posted for OTC TBA securities is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2022			2021
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Cash flow hedging instruments
Foreign currency swaps	$1,959	243	(1)	1,583	81	(33)
Total cash flow hedging instruments		$243	(1)		81	(33)

Fair value hedging instruments
IRS	$1,987	21	(211)	2,696	305	3,511
Total fair value hedging instruments		$21	(211)		$305	3,511

Nonqualifying hedging instruments
OTC options	$43,355	670	(494)	55,270	2,174	(1,822)
ETO	1,185	25	(5)	19,388	114	(119)
TBA securities	1,071	1	(8)	1,987	—	—
IRS	3,762	7	(14)	2,233	8	(3,545)
Futures	8,405	—	—	19,591	—	—
TRS	3,459	6	(14)	6,633	—	(15)
Total nonqualifying hedging instruments		709	(535)		2,296	(5,501)
Total derivative instruments		$973	(747)		2,682	(2,023)

(1) Notional amounts are presented on an absolute basis.
Derivative Collateral Management
The Company manages derivative collateral for the general account and separate account combined. Additionally, said derivative collateral is managed separately between exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2022 and 2021, had a fair value of $1,203 and $2,432, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2022 and 2021, had a fair value of $25 and $2, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

36 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(h)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(i)    Securities Lending
The Company loaned securities with a carrying value of $2,510 and $2,809 and a fair value of $2,102 and $3,022 as of December 31, 2022 and 2021, respectively. The aggregate amount of collateral received through securities lending at December 31 is as follows:

	Fair Value
	2022	2021
Cash
Open	1,892	2,594
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	1,892	2,594
Securities received	263	500
Total collateral received	$2,155	3,094
The aggregate amount of cash collateral reinvested through securities lending at December 31 is as follows:

	2022		2021
	Amortized cost	Fair value	Amortized cost	Fair value
Open	—	—	—	—
30 days or less	969	969	949	949
31 to 60 days	338	338	837	837
61 to 90 days	26	26	61	61
91 to 120 days	117	117	162	162
121 to 180 days	156	156	308	308
181 to 365 days	286	287	277	277
Greater than 1 year	—	—	—	—
Total collateral reinvested	$1,892	1,893	2,594	2,594
As of December 31, 2022 and 2021, the Company had no borrowings outstanding from collateral securities lending.
Reinvested collateral is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The amount and type of reinvested collateral at December 31 is as follows:

	2022	2021
Cash and cash equivalents	$1,254	1,665
Short-term investments	638	929
Total	$1,892	2,594

37 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(j)     Reverse Repurchase Agreements
The Company participates in both bilateral and tri-party repos. As of December 31, 2022 and 2021, the Company did not sell or acquire any securities that resulted in default. The Company did not recognize a liability to return cash collateral as of December 31, 2022 and 2021.
All collateral received, as of December 31, 2022 and 2021, were bonds with a designated NAIC-1 rating. Further information related to repos for the years ended December 31, 2022 and 2021, is as follows:

As of year end	2022	2021
1. Maturity
a. Overnight	$460	1,161
b. 2 Days to 1 Week	—	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$460	1,161
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	460	1,161

Maximum Amount	2022	2021
1. Maturity
a. Overnight	$997	1,161
b. 2 Days to 1 Week	303	—
c. Greater than one week and less than one month	100	—
2. Collateral Pledged and Securities Acquired Under Repo
a. Cash Collateral Pledged - Secured Borrowing	$1,165	1,161
b. Fair Value of Securities Acquired Under Repo - Secured Borrowing	1,167	1,161
(k)    Non-insurance SCA Investments
A summary of the Company’s SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, non-insurance SCA investments, including their respective asset value and NAIC filing information, as of December 31, 2022 is as follows:

SCA Name	Gross Asset	Non-Admitted Asset	Net Admitted Assets	NAIC Filing Date	NAIC Filing Type	NAIC Filing Balance	Re-submission Required?
AZLPF	$721	—	721	5/16/2022	S2	789	N
Total	$721	—	721	XXX	XXX	789	XXX
(l)    FHLB Agreements
The Company held Class A FHLB membership stock of $10 and $10 at December 31, 2022 and 2021 and activity stock of $80 and $80 at December 31, 2022 and 2021, respectively. The Company has a fully collateralized borrowings with a balance of $2,000 and $2,000 as of December 31, 2022 and 2021 which is recorded in Borrowed money on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. All FHLB transaction activity occurs in the Company's general account.
Securities collateral pledged to FHLB at December 31 is as follows:

	2022	2021
Carrying value	$2,372	1,988
Fair value	2,308	2,381
The maximum of collateral pledged to FHLB during the year ended December 31 was as follows:

38 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2022	2021
Carrying value	$2,774	4,290
Fair value	2,928	5,052
As of December 31, 2022 and 2021, the Company had $2,000 and $2,000, respectively, in total borrowing capacity under its agreement with the FHLB. The maximum amount of aggregate borrowing from FHLB during the years ended December 31, 2022 and 2021 was $2,400 and $4,000, respectively. Borrowings are not subject to prepayment penalties. Outstanding borrowings as of December 31, 2022, were issued on various dates ranging from October 17, 2016 to December 16, 2022 and interest rates on those borrowings range from 0.2% to 5.2%. Interest paid on borrowings was $37 and $17 for the years ended December 31, 2022 and 2021, respectively.
(m)    Restricted Assets
As of December 31, 2022 and 2021, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross Restricted						Percentage
	Total general account	Total separate account	Total current year	Total prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
Collateral held under security lending arrangements	$2,155	1,179	3,334	3,094	240	3,334	1.3%	1.3%
FHLB capital stock	90	—	90	90	—	90	—	—
On deposit with states	4	—	4	4	—	4	—	—
On deposit with other regulatory bodies	27	—	27	27	—	27	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	2,372	—	2,372	1,988	384	2,372	1.5	1.5
Derivative collateral	1,457	96	1,553	2,338	(785)	1,553	1.0	1.0
Modco assets	24,143	—	24,143	25,773	(1,630)	24,143	14.9	14.9
Total restricted assets	$30,248	1,275	31,523	33,314	(1,791)	31,523	18.7%	18.7%

(n)    Low Income Housing Tax Credits
As of December 31, 2022 the Company had various LIHTC investments with a range of 3 to 13 remaining years of unexpired tax credits and no required holding period.
The amount of tax credits and other tax benefits recognized during the years ended December 31, 2022, 2021 and 2020 is $52, $44, and $38, respectively.
The balance of the investment recognized in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the years ended December 31, 2022 and 2021 is $448 and $503, respectively.
Additionally, the Company's LIHTC investments require a commitment of capital. The Company has open capital commitments of $207 and $271 at December 31, 2022 and 2021, respectively, which are recorded as an unfunded commitment liability in other liabilities. LIHTC commitments are considered an open capital commitment beginning when the Company formally commits to fund the LIHTC, but they are not recorded as an unfunded commitment asset and liability until the Company has begun funding the LIHTC.

39 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(6)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –     Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –     Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2022
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$1	3	—	4
Common stocks	155	—	5	160
Derivative assets	25	1,065	6	1,096
Separate account assets	15,872	3,062	—	18,934
Total assets reported at fair value	$16,053	4,130	11	20,194
Liabilities at fair value:
Derivative liabilities	$5	741	14	760
Separate account derivative liabilities	—	2,940	—	2,940
Total liabilities reported at fair value	$5	3,681	14	3,700

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

40 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2021
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$—	3	—	3
Common stocks	213	—	—	213
Derivative assets	114	2,644	—	2,758
Separate account assets	21,319	7,043	—	28,362
Total assets reported at fair value	$21,646	9,690	—	31,336
Liabilities at fair value:
Derivative liabilities	$119	1,894	15	2,028
Separate account derivative liabilities	—	5,329	—	5,329
Total liabilities reported at fair value	$119	7,223	15	7,357

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2022.
(a)    Valuation of Bonds and Unaffiliated Stock
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies. Internal pricing models based on market spread and U.S. Treasury rates are used to value private placement holdings. The primarily unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs; however, the key unobservable inputs would generally include default rates.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
The fair value of unaffiliated common stocks is based on quoted market prices in active markets when available and included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs or obtains valuations from third party brokers or investment managers. Such investments may be categorized in Level 2 or Level 3. The primary unobservable input used to value common stock are indicative quotes received from third-party vendors.

41 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced, foreign currency swaps, credit default swaps (CDS), To Be Announced (TBA) securities, and interest rate swaps (IRS) are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures are based on quoted market prices and are generally included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis. The Company does not have insight into the specific inputs used by third-party vendors; however, the key unobservable input would generally include the spread.
(c)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, mortgage loans, cash, cash equivalents, securities lending reinvested collateral assets and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets which are described throughout this note. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Certain bonds, cash, and cash equivalents, along with related accrued investment income, carried at amortized cost within the separate account have an amortized cost of $22,234 and $19,917 as of December 31, 2022 and 2021, respectively, and a fair value of $18,793 and $20,719 as of December 31, 2022 and 2021, respectively. Separate account assets carried at amortized cost are included in the table in section 6(h) below.
(d)    Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	January 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2022

Common stocks	$—	—	—	—	(2)	7	5
TRS assets	—	—	—	419	6	(419)	6
Total Level 3 Assets	$—	—	—	419	4	(412)	11

TRS liabilities	$(15)	—	—	(871)	1	871	(14)
Total Level 3 Liabilities	$(15)	—	—	(871)	1	871	(14)

42 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	January 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2021

Preferred stocks	$—	41	—	—	—	(41)	—
Common stocks	1	—	—	—	—	(1)	—
TRS assets	7	—	—	297	(7)	(297)	—
Total Level 3 Assets	$8	—	—	297	(7)	(298)	—

TRS liabilities	$(18)	—	—	(423)	3	423	(15)
Total Level 3 Liabilities	$(18)	—	—	(423)	3	423	(15)
(e)    Transfers
The Company reviews its fair value hierarchy classifications quarterly. Transfers between levels occur when there are changes in the observability of inputs and market activity.
All transfers into Level 3 were a result of observable inputs no longer being considered reliable or could no longer be validated against an alternative source. The transfers out of Level 3 were a result of securities no longer being carried at fair value as a result of new availability of reliable observable inputs or the ability to validate market price of the security against an alternative source.
(f)    Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable inputs would generally include default rates. A significant increase (decrease) in default rates in isolation could result in an decrease (increase) in fair value.
Common stocks: The primary unobservable inputs used to value common stock are indicative quotes received from third-party vendors and subsequent offering prices. A significant increase (decrease) in either the indicative quotes or offering prices in isolation could result in an increase (decrease) in fair value.
Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.
(g)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.

43 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(h)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2022
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$78,268	89,143	4,708	55,058	18,502
Common stocks, unaffiliated	251	251	156	—	95
Mortgage loans on real estate	16,020	17,728	—	—	16,020
Cash equivalents	1,489	1,488	1,029	460	—
Short-term investments	783	783	778	—	5
Derivative assets	1,096	973	25	1,065	6
Securities lending reinvested collateral assets	1,892	1,892	—	1,892	—
Other invested assets	1,408	1,439	—	94	1,314
COLI	692	692	—	692	—
Separate account assets	40,004	43,502	16,406	21,711	1,887
Financial Liabilities
Deposit-type contracts	$4,122	4,233	—	—	4,122
Other investment contracts	96,854	88,919	—	—	96,854
Borrowed money	1,999	2,010	—	—	1,999
Derivative liabilities	760	747	5	741	14
Payable for securities lending	1,892	1,892	—	1,892	—
Payable for securities	207	207	—	—	207
Separate account liabilities	40,004	43,502	16,406	21,711	1,887

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

44 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2021
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$104,413	93,817	4,062	81,773	18,578
Common stocks, unaffiliated	303	303	213	—	90
Mortgage loans on real estate	17,673	17,154	—	—	17,673
Cash equivalents	3,210	3,210	1,694	1,516	—
Derivative assets	2,758	2,682	114	2,644	—
Securities lending reinvested collateral assets	2,594	2,594	—	2,594	—
Other invested assets	1,052	1,052	—	102	950
COLI	713	713	—	713	—
Separate account assets	49,082	48,279	22,298	26,784	—
Financial Liabilities
Deposit-type contracts	$5,056	4,577	—	—	5,056
Other investment contracts	97,132	88,311	—	—	97,132
Borrowed money	1,976	2,001	—	—	1,976
Derivative liabilities	2,028	2,023	119	1,894	15
Payable for securities lending	2,594	2,594	—	2,594	—
Payable for securities	271	271	—	—	271
Separate account liabilities	49,082	48,279	22,298	26,784	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of FHLB Stock
FHLB stock, included in Common stocks, is not traded in an active market and is categorized in Level 3. FHLB stock is carried at cost, which approximates fair value unless it is impaired, based on provisions within the Company’s FHLB agreement that allow for return of outstanding shares of FHLB stock at the Company’s cost basis.
Valuation of Mortgage Loans on Real Estate
The fair value of commercial mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on these factors as well as the contractual cash flows of each loan and the current market interest rates for similar loans. The fair value of residential mortgage loans on real estate is calculated by discounting estimated cash flows, with discount rates based on current market conditions.

45 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds, cash equivalent bonds, and reverse repurchase agreements. The fair value of money market mutual funds and cash equivalent bonds are based on quoted market prices in active markets and included in Level 1. Reverse repurchase prices are provided by third-party pricing sources and included in Level 2, because the inputs used to determine fair value are market observable.
Valuation of Short-term Investments
Short-term investments are comprised of bonds due in one year or less at original purchase. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value. The fair value leveling of short-term investments is determined similarly as bonds as discussed above.
Valuation of Securities Lending Reinvested Collateral Assets
Collateral held from securities lending agreements is primarily comprised of short-term and long-term highly liquid fixed-maturity securities. Fair values are determined and classified within the fair value hierarchy in a manner consistent with the method utilized to determine the fair value of similar securities (fixed-income securities, equity securities, cash and cash equivalents) held within the Company’s general account investment portfolio.
Valuation of Other Invested Assets
Other invested assets include surplus notes, LIHTC investments, limited partnership investments, loans to affiliates, and restricted stock unit (RSU) assets.
◦Surplus notes for which prices are provided by third-party pricing sources are included in Level 3, due to the use of unobservable inputs.
◦LIHTC investments (including the unfunded commitment asset) fair value is set equal to carrying value, as there is no observable market data on which to calculate fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
◦Limited partnership investments are recorded using the cost method in line with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies, using unobservable inputs. Due to the use of unobservable inputs, they are categorized as Level 3. The Company believes the cost method approximates fair value.
◦Loans to affiliates are carried at cost; due to the lack of an active market, the current carrying value is the only market price at which the transaction could be settled, the Company believes cost approximates fair value. Due to the use of unobservable inputs, they are categorized as Level 3.
◦RSU assets are tied to the share price of Allianz SE stock but does not participate in an active market; given this, it is categorized as Level 2.
Valuation of COLI
The COLI policies held by the Company are carried at their respective cash surrender values, which approximates fair value. The cash surrender value of the policies is based on the value of the underlying assets, which are regularly priced utilizing observable inputs. The COLI asset is included within Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. At December 31, 2022 and 2021, the cash surrender value in an investment vehicle is $692 and $713, respectively, and is allocated into the following categories based on primary underlying investment characteristics:

	2022	2021
Bonds	47.0%	47.0%
Stocks	17.0%	21.0%
Other Invested Assets	36.0%	32.0%

46 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Borrowed Money
The fair value of the FHLB borrowing is calculated on a discounted cash flow basis. Each position includes a monthly interest rate, a maturity payment amount, and a maturity date. The interest and maturity payments are projected as of the valuation date, and the expected cash flows are discounted using the valuation date swap curve.
Valuation of Payable for Securities Lending
Securities lending payable is set equal the to the cash collateral received. Due to the short-term nature of these loans, the carrying value is deemed to approximate fair value.
Valuation of Payable for Securities
Included in Payable for securities is the LIHTC investments unfunded commitment liability. As there is no observable market data on which to calculate fair value of the LIHTC investment unfunded commitment asset and liability, fair value is set equal to carrying value, and the balance is categorized as Level 3.
Valuation of Separate Account Liabilities
The fair value of separate account liabilities approximates the fair value of separate account assets.
(7)    Mortgage Notes Payable
In 2004, the Company obtained an $80 mortgage loan from an unrelated third-party for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with the same counterparty in conjunction with the construction of an addition to the Company’s headquarters of $65. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2022 and 2021, the combined loan had a balance of $20 and $31, respectively, and is reported within Real estate on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This 20 year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision.
Interest expense for all loans is $1, $2, and $3, in 2022, 2021, and 2020, respectively, and is presented in Net investment income on the Statutory Statements of Operations.
The future principal payments required under the loan are as follows:

2023	$12
2024	8
2025	—
2026	—
2027	—
Thereafter	—
Total	$20

47 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(8)    Electronic Data Processing Equipment and Software (EDP)
EDP at December 31 and the changes in the balance for the years then ended are as follows:

	2022	2021
Amortization:
Software amortization	16	8
Net EDP balance, by major classes of assets:
Servers, computers and peripherals	—	—
Software	63	53
Net EDP balance	63	53
Nonadmitted	(63)	(53)
Net admitted EDP balance	$—	—
The Company has a gross EDP asset of $67 and $55 and accumulated depreciation and amortization of $(4) and $(2) at December 31, 2022 and 2021, respectively. Servers, computers and peripherals are depreciated over the lesser of their useful life or three years and the net balance is nonadmitted. Software is amortized over the lesser of its useful life or five years. Nonoperating software is nonadmitted and operating software is admitted to the extent it meets the criteria defined in SSAP No. 16R - Electronic Data Processing Equipment and Software.

(9)    Income Taxes
(a)    Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2022
	Ordinary	Capital	Total
Total gross deferred tax assets	$898	58	956
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	898	58	956
Deferred tax assets nonadmitted	(108)	—	(108)
Subtotal net admitted deferred tax assets	790	58	848
Deferred tax liabilities	(448)	(21)	(469)
Net admitted deferred tax assets (liabilities)	$342	37	379

	December 31, 2021
	Ordinary	Capital	Total
Total gross deferred tax assets	$998	48	1,046
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	998	48	1,046
Deferred tax assets nonadmitted	(6)	—	(6)
Subtotal net admitted deferred tax assets	992	48	1,040
Deferred tax liabilities	(536)	(17)	(553)
Net admitted deferred tax assets (liabilities)	$456	31	487

48 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$(100)	10	(90)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(100)	10	(90)
Deferred tax assets nonadmitted	(102)	—	(102)
Subtotal net admitted deferred tax assets	(202)	10	(192)
Deferred tax liabilities	88	(4)	84
Net admitted deferred tax assets (liabilities)	$(114)	6	(108)
The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2022
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	58	58
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	342	—	342
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	920
Lesser of 11.b.i or 11.b.ii	342	—	342
Adjusted gross DTAs offset by gross DTLs (11.c)	448	—	448
Deferred tax assets admitted	$790	58	848

	December 31, 2021
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	48	48
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	456	—	456
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	1,533
Lesser of 11.b.i or 11.b.ii	456	—	456
Adjusted gross DTAs offset by gross DTLs (11.c)	536	—	536
Deferred tax assets admitted	$992	48	1,040

49 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	10	10
Adjusted gross DTAs expected to be realized after application of the threshold limitations	—	—	—
Lesser of 11.b.i or 11.b.ii:	—	—	—
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	(114)	—	(114)
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	(613)
Lesser of 11.b.i or 11.b.ii	(114)	—	(114)
Adjusted gross DTAs offset by gross DTLs (11.c)	(88)	—	(88)
Deferred tax assets admitted	$(202)	10	(192)

Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2022	2021	Change
Ratio percentage used to determine recovery period and threshold limitation amount	650%	1,082%	(432)%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$6,136	10,218	(4,082)
Impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

December 31, 2022
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%

December 31, 2021
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%

Change
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%	—%
The Company’s tax planning strategies do not include the use of reinsurance.
(b)    Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.

50 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) include:

	December 31			2022-2021 Change	2021-2020 Change
	2022	2021	2020
Current year federal tax expense (benefit) - ordinary income	$(2)	1,091	18	(1,093)	1,073
Current year foreign tax expense (benefit) - ordinary income	—	—	—	—	—
Subtotal	(2)	1,091	18	(1,093)	1,073
Current year tax expense - net realized capital gains (losses)	(43)	249	—	(292)	249
Federal and foreign income taxes incurred	$(45)	1,340	18	(1,385)	1,322
DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2022	2021	Change
Ordinary:
Unrealized losses	$3	14	(11)
Deferred acquisition costs	213	186	27
Expense accruals	66	82	(16)
Policyholder reserves	518	701	(183)
VM-21 reserves	73	—	73
Foreign tax credit carryforward	5	—	5
Nonadmitted assets	20	15	5
Subtotal	898	998	(100)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted ordinary deferred tax assets	(108)	(6)	(102)
Admitted ordinary tax assets	790	992	(202)

Capital:
Impaired assets	56	48	8
Unrealized losses	2	—	2
Subtotal	58	48	10
Statutory valuation allowance adjustment	—	—	—
Nonadmitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	58	48	10
Admitted deferred tax assets	$848	1,040	(192)

51 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31
Deferred tax liabilities	2022	2021	Change
Ordinary:
Investments	$(61)	(53)	(8)
Fixed assets	(4)	(4)	—
Policyholder reserves	(275)	(356)	81
Software capitalization	(11)	(11)	—
Unrealized gains	(97)	(64)	(33)
Other	—	(48)	48
Subtotal	(448)	(536)	88

Capital:
Unrealized gains	(21)	(17)	(4)
Subtotal	(21)	(17)	(4)
Deferred tax liabilities	$(469)	(553)	84
Net deferred tax assets (liabilities)	$379	487	(108)
The realization of the DTAs is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining DTAs.
The Coronavirus Aid, Relief, and Economic Security Act, (CARES Act of 2020) was enacted on March 27, 2020, thereby allowing net operating losses (NOLs) arising in tax years beginning after December 31, 2017, and before January 1, 2021 (e.g., NOLs incurred in 2018, 2019, or 2020 by a calendar-year taxpayer) to be carried back to each of the five tax years preceding the tax year of such loss.
The Inflation Reduction Act was enacted on August 16, 2022. The Company has not determined as of December 31, 2022 if it will be subject to the Corporate Alternative Minimum Tax ("CAMT") in 2023. These financial statements do not include the estimated impact of the CAMT, because a reasonable estimate cannot be made.
The Company has determined that as of December 31, 2022, it will be an applicable corporation with respect to the CAMT in 2023.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations for the years ended December 31, 2022, 2021, and 2020.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

52 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31
	2022	2021	Change
Net deferred tax assets (liabilities)	$487	493	(6)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets (liabilities) after statutory valuation allowance	487	493	(6)
Tax effect of unrealized gains (losses)	209	149	60
Statutory valuation allowance adjustment allocated to unrealized gains (losses)	—	—	—
Change in net deferred income tax			$54
(d)    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2022	December 31, 2021	December 31, 2020
Federal income tax rate	21.0%	21.0%	21.0%
Amortization of IMR	(0.3)	(1.9)	(1.3)
Dividends received deduction	(0.4)	(1.3)	(1.7)
Nondeductible expenses	1.3	0.1	—
Affiliated LLC income	(0.2)	(0.2)	(2.4)
COLI	0.1	(2.4)	(1.0)
Tax hedges	(4.5)	(6.5)	0.2
Tax hedge reclassification	(15.0)	73.7	6.8
Tax credits	(2.0)	(9.6)	(7.2)
Prior period adjustments	—	(1.2)	(0.6)
Change in deferred taxes on impairments	(0.3)	0.6	(5.0)
Change in deferred taxes on nonadmitted assets	(0.2)	(0.4)	(0.6)
Reinsurance	(1.9)	83.5	(5.5)
Correction of error	—	2.0	—
NOL carryback benefit	—	—	(12.2)
Tax contingencies	0.4	10.6	5.5
Realized capital gains tax	(1.5)	47.4	(0.1)
Other	—	(1.4)	—
Effective tax rate	(3.5)%	214.0%	(4.1)%

Federal and foreign income taxes incurred	(0.1)%	207.4%	2.9%
Realized Capital Gains Tax	(1.5)	47.4	(0.1)
Change in net deferred tax	(1.9)	(40.8)	(6.9)
Effective tax rate	(3.5)%	214.0%	(4.1)%
(e)    Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2022, there are $0 operating losses and $5 foreign tax credit carryforwards available for tax purposes.
There are no Federal income taxes available for recoupment in the event of future net losses.
There are no aggregate deposits admitted under Section 6603 of the IRC.
The Company had tax contingencies computed in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairment of Assets, and SSAP No. 101 as of December 31, 2022 and 2021. The Company does not believe the tax contingencies will significantly increase within the next 12 months.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2022, 2021, and 2020 the Company recognized expenses of

53 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

$7, $23, and $9 in interest and penalties, respectively. The Company had $40 and $32 for the unrecognized tax benefits and related accrued interest at December 31, 2022 and 2021, respectively.
(f)    Consolidated Federal Income Tax Return
The Company’s federal income tax return is consolidated with AZOA. The method of allocation between the subsidiaries of AZOA is subject to written agreement, approved by the Allianz Life Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually after the consolidated return is filed.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. Federal and non-U.S. income tax examinations for years prior to 2016, though examinations of combined returns filed by AZOA, which include the Company, by certain U.S. state and local tax authorities, may still be conducted for 2008 and subsequent years. The Internal Revenue Service (IRS) examination of AZOA for the 2016 and 2017 income tax returns has completed the exam phase and has been assigned to appeals for an issue related to variable annuity hedging income recognition. The IRS has also initiated an examination of AZOA's 2018-2020 income tax returns, which is expected to close by the end of 2023.
As of December 31, 2022, the companies included in the consolidated group for which AZOA files a federal income tax return are included below:

Members of Consolidated Tax Group
Allianz Life Insurance Company of North America	Allianz Life Insurance Company of Missouri
Allianz Life Insurance Company of New York	Allianz Underwriters Insurance Company
AZOA Services Corporation	AGCS Marine Insurance Company
Allianz Global Risks US Insurance Company	William H. McGee & Co., Inc.
Allianz Reinsurance of America, Inc.	Allianz Reinsurance Management Services, Inc.
Allianz Technology of America, Inc.	Fireman’s Fund Insurance Company
Allianz Renewable Energy Partners of America LLC	Fireman’s Fund Indemnity Corporation
Allianz Renewable Energy Partners of America 2 LLC	National Surety Corporation
PFP Holdings, LLC.	Chicago Insurance Company
AZL PF Investments, Inc.	Interstate Fire & Casualty Company
Dresdner Kleinwort Pfandbriefe Investments II, Inc.	American Automobile Insurance Company
Allianz Fund Investments, Inc.	The American Insurance Company
Yorktown Financial Companies, Inc.	Allianz Risk Transfer, Inc.
Questar Capital Corporation	Allianz Risk Transfer (Bermuda), Ltd.
Questar Agency, Inc.
(10)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2022 are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

54 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2022	2021	2020
Balance at January 1, net of reinsurance recoverables of $734, $665, and $654, respectively	$385	337	335
Incurred related to:
Current year	201	189	139
Prior years	(39)	(47)	(46)
Total incurred	162	142	93
Paid related to:
Current year	11	10	7
Prior years	99	84	84
Total paid	110	94	91
Balance at December 31, net of reinsurance recoverables of $845, $734, and $665, respectively	$437	385	337
Prior year incurred claim reserves for 2022, 2021 and 2020 were favorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business.

55 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(11)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks under yearly renewal term, coinsurance, and modified coinsurance.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves, deposit-type contracts, and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2022	2021
Aggregate reserves	$17,122	16,141
Deposit-type contracts	257	132
Policy and contract claims	33	28
Reinsurance reserves, recoverables, and receivables at December 31, 2022 and 2021, are covered by collateral of $12,894 and $14,731, respectively, in addition to the letter of credit on behalf of AZMO, as noted in Note 2.
Life insurance, annuities, and accident and health business assumed from and ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount
December 31, 2022
Life insurance in-force	$80,796	48,002	41	32,835
Premiums:
Life	1,537	94	—	1,443
Annuities	13,438	762	—	12,676
Accident and health	170	71	70	169
Total premiums	$15,145	927	70	14,288

December 31, 2021
Life insurance in-force	$65,088	41,500	50	23,638
Premiums:
Life	1,453	94	1	1,360
Annuities	13,226	623	—	12,603
Accident and health	168	68	62	162
Total premiums	$14,847	785	63	14,125

December 31, 2020
Life insurance in-force	$53,399	34,345	54	19,108
Premiums:
Life	1,200	88	1	1,113
Annuities	9,473	398	—	9,075
Accident and health	170	68	56	158
Total premiums	$10,843	554	57	10,346
The Company holds securities backing term life and universal life with secondary guarantees ceded reserves in compliance with Actuarial Guideline 48. As of both December 31, 2022 and 2021, the Company had 8 reinsurance

56 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

contracts in which risks under covered policies have been ceded. The Company held primary securities in an amount at least equal to the required level of primary securities for all of these contracts.
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.
The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2022, 2021, or 2020.
The Company executed or amended the following agreements during the current year, that included policies or contracts that were in force as of the effective date of the agreement:

Effective June 30, 2022, the Company amended and restated a reinsurance agreement with Hannover Life Reinsurance Company of America, that covers certain in force fixed annuity policies and resulted in $4 of reserve credit as of the effective date.

Effective June 30, 2022, the Company amended and restated a reinsurance agreement with Hannover Life Reinsurance Company of America, that covers certain in force fixed annuity policies and resulted in $3 of reserve credit as of the effective date.
Effective June 30, 2022, the Company amended and restated a reinsurance agreement with Hannover Life Reinsurance Company of America, that covers certain in force fixed annuity policies and resulted in $65 of reserve credit as of the effective date.
Effective July 1, 2022, the Company amended and restated a reinsurance agreement with RGA Reinsurance Company that covers certain in force fixed annuity policies. This resulted in $1,125 of reserve credit as of the effective date.

57 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(12)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2022	Percentage of total	2021	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$54,155	37%	$48,992	33%
At book value less current surrender charges of 5% or more	34,062	23	37,866	25
At market value	15,629	10	20,998	13
Total with adjustment or at market value	103,846	70	107,856	71
At book value without adjustment (minimal or no charge or adjustment)	34,870	24	33,967	23
Not subject to discretionary withdrawal	8,187	6	7,380	5
Total gross	146,903	100%	149,203	100%
Reinsurance ceded	12,936		11,960
Total net	$133,967		$137,243
Amount included in At book value less current charges of 5% or more that will move to At book value without adjustment in the year after the statement date:	$3,376		$2,798

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:	2022	2021
Life, Accident and Health Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	$89,017	88,413
Supplemental contracts with life contingencies, net	2,036	2,083
Deposit-type contracts	4,233	4,577
Subtotal	95,286	95,073
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	38,667	42,155
Supplemental contracts with life contingencies, net	14	15
Subtotal	38,681	42,170
Total annuity actuarial reserves and deposit fund liabilities	$133,967	137,243

58 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(13)    Life Actuarial Reserves by Withdrawal Characteristics
Information regarding the Company’s life actuarial reserves by withdrawal characteristics at December 31 is as follows:

	2022
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$786	785	791
Universal life with secondary guarantees	58	53	140
Indexed life	7,857	6,824	6,859
Other permanent cash value life insurance	97	97	97
Variable universal life	2	2	2
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	198
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	5
Miscellaneous reserves	XXX	XXX	40
Total gross	8,800	7,761	8,181
Reinsurance ceded	587	587	848
Total net	$8,213	7,174	7,333

	2021
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$817	816	822
Universal life with secondary guarantees	59	53	144
Indexed life	6,871	5,945	5,989
Other permanent cash value life insurance	105	105	105
Variable universal life	2	2	2
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	199
Disability, active lives	XXX	XXX	49
Disability, disabled lives	XXX	XXX	6
Miscellaneous reserves	XXX	XXX	46
Total gross	7,854	6,921	7,362
Reinsurance ceded	616	616	878
Total net	$7,238	6,305	6,484

The Company does not have any life policies with guarantees in the separate account.

59 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2022
Separate Account Nonguaranteed	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$16	16	16
Total gross	16	16	16
Reinsurance ceded	—	—	—
Total net	$16	16	16

	2021
Separate Account Nonguaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$21	21	21
Total gross	21	21	21
Reinsurance ceded	—	—	—
Total net	$21	21	21

Reconciliation of total life actuarial reserves:	2022	2021
Life, Accident, and Health Annual Statement:
Life insurance, net	$7,263	$6,412
Disability, active lives, net	47	47
Disability, disabled lives, net	1	1
Miscellaneous reserves, net	22	24
Subtotal	7,333	6,484
Separate Accounts Annual Statement:
Life insurance, net	16	21
Subtotal	16	21
Total life actuarial reserves	$7,349	$6,505

(14)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts, variable life policies and market value adjusted annuity contracts issued through the Company’s separate accounts and underwritten by the Company. As of December 31, 2022 and 2021, the Company's separate accounts are classified as nonguaranteed. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

60 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2022	2021
Premiums, considerations, or deposits	$4,839	5,927

Reserves:
Reserves for accounts with assets at fair value	15,788	21,209
Reserves for accounts with assets at amortized cost	22,909	20,982
Total reserves	$38,697	42,191
By withdrawal characteristics:
At book value without MV adjustment and with current surrender charge of 5% or more	$19,533	18,665
At fair value	15,753	21,166
At book value without MV adjustment and with current surrender charge of less than 5%	3,382	2,326
Subtotal	38,668	42,157
Not subject to discretionary withdrawal	29	34
Total	$38,697	42,191
As of December 31, 2022 and 2021, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2022		2021
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$15,624	—	21,158	—
Variable Life	16	—	21	—
Variable Annuities (Non-Unitized Insulated)	411	—	524	—
Variable Annuities (Non-Unitized Non-Insulated)	—	27,420	—	26,548
Variable Annuities (MN MVA)	—	31	—	28
Total	$16,051	27,451	21,703	26,576
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $163, $171, $180, $204, and $212 during the past five years, respectively. The general account of the Company paid $59, $4, $19, $16, and $5 towards separate account guarantees during the past five years, respectively.
As of December 31, 2022, the Company has lent assets with a carrying value of $1,399 and with a fair market value of $1,149. The Company lends the securities and the borrower provides cash collateral and short term securities to support the loan. The aggregate amount of collateral received was $1,179, which was comprised of $1,059 of cash collateral and $120 of non-cash collateral. The Company's separate account securities lending program is the same as the general account program.

61 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

A reconciliation of net transfers to (from) separate accounts for the years ended December 31 is included in the following table:

	2022	2021	2020
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$4,839	5,927	4,149
Transfers from separate accounts	(3,106)	(3,507)	(2,689)
Net transfers to separate accounts	1,733	2,420	1,460
Reconciling adjustments:
Other adjustments	(1)	4	—
Transfers as reported in the Statutory Statements of Operations	$1,732	2,424	1,460
(15)Related-Party Transactions
(a)     Organization Changes
The Company legally dissolved and terminated its subsidiary, Allianz Annuity Company of Missouri (AAMO), by voluntary action on February 24, 2020. Upon termination, AAMO paid an insignificant dividend to the Company.
On July 1 2020, American Financial Marketing, LLC, Ann Arbor Annuity Exchange, LLC, GamePlan Financial Marketing, LLC, and The Annuity Store Financial & Insurance Services, LLC, all of which are wholly owned subsidiaries of TruChoice Financial Group, LLC (TruChoice), which is a wholly owned subsidiary of AIIG, which was a wholly owned subsidiary of the Company, merged into TruChoice. TruChoice was the surviving entity.
Allianz Investment Management U.S. LLC, a Minnesota limited company was formed on October 11, 2020. Allianz Life is its direct parent.
On January 1, 2021, the Company formed Allianz Strategic Investments (ASI), a non-insurance subsidiary. ASI’s sole operations are investment activities associated with direct equity holdings performed in coordination with Allianz Life. Allianz Life has made various capital contributions into ASI in the form of preferred and common stock investments as indicated in the table below in 15(e) on page 63.
The company legally dissolved and terminated its subsidiary Questar Asset Management (QAM) on September 30, 2021. Upon termination, QAM paid a dividend to Yorktown. Yorktown subsequently paid a dividend to the Company as indicated in the table below in 15(e) on page 63.
On November 30, 2022, the Company sold Allianz Individual Insurance Group (AIIG) and its wholly-owned subsidiaries, TruChoice Financial Group, LLC and Inforce Solutions, LLC.
(b)    Related-Party Invested Assets
The Company has an agreement to lend AZOA $39. The remaining loan balance was $30 and $30 as of December 31, 2022 and 2021, respectively, and is included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Repayment of this loan began in 2021 and has a final maturity date of August 30, 2023. The interest rate is a fixed rate of 0.34%. Interest income earned and accrued had an immaterial impact to the Company during 2022, 2021, and 2020, respectively.
The Company invests in limited partnerships that are managed by its affiliate Pacific Investment Management Company (PIMCO). The total committed capital for the limited partnerships is $223 of which $91 and $63 is unfunded as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, the fair value of the investment is $143 and $64 respectively, and is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

62 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company has a seed money investment in exchange traded funds that are managed by a related party, PIMCO, with reported balances of $31 and $33 as of December 31, 2022 and 2021, respectively, within Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
The Company invests in bonds that are managed by a related party, PIMCO. The Company's committed capital for the PIMCO bonds was $1,260 and $360 as of December 31, 2022 and 2021, respectively, of which $488 and $186 was unfunded as of December 31, 2022 and 2021, respectively. The Company reported balances of $725 and $174 as of December 31, 2022 and 2021, respectively, related to the PIMCO bonds within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has a seed money investment in exchange traded funds that are managed by a related party, AIM. The Company reported a balance of $57 and $71 as of December 31, 2022 and 2021 related to the seed money investment within Stocks on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. There is no additional commitment related to these investments.
(c)     Service Fees
The Company incurred fees for services provided by affiliated companies of $205, $194, and $183 in 2022, 2021, and 2020, respectively. The Company’s liability for these expenses was $32 and $50 at December 31, 2022 and 2021, respectively, and is included in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company earned revenues for various services provided to affiliated companies and subsidiaries of $80, $71, and $59 in 2022, 2021, and 2020, respectively. The receivable for these revenues was $6 and $7 as of December 31, 2022 and 2021, respectively, and is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has agreements with its affiliates PIMCO, Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $5, $7, and $7 during 2022, 2021, and 2020, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. At December 31, 2022 and 2021, $0 and $1, respectively, were included for related receivables of these fees in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC (ALFS) in the amount of $372, $427, and $320 for the years ended December 31, 2022, 2021, and 2020, respectively. The Company has an agreement with ALFS, whereby interest receivable is assigned to the company and 12b-1 fee receivables are assigned to the Company and AZNY. The Company has also agreed with AZNY to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and AZNY. In the event that assigned receivables exceed expenses, ALFS records a dividend-in-kind to the Company and a loss on the transaction with AZNY. The Company recorded a net (expense) revenue from this agreement of $(42), $(42), and $(20) for the years ended December 31, 2022, 2021, and 2020, respectively.
(d)     Dividends to Parent
The Company paid cash dividends to AZOA of $4,100, $900, and $750 in 2022, 2021, and 2020, respectively. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, the dividends paid in 2022, 2021, and 2020 were considered extraordinary.

63 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(e)     Capital Contributions and Dividends with Subsidiaries
During the years ended December 31, the Company received dividends from its subsidiaries as follows:

	2022	2021	2020
Allianz Investment Management, LLC	$47	41	51
AZL PF Investments, Inc.	30	—	50
AIIG	5	4	—
Total	$82	45	101
During the years ended December 31, the Company made capital contributions to subsidiaries as follows:

	2022	2021	2020
AZNY	$30	—	—
Allianz Investment Management U.S. LLC (AIM US)	—	8	1
ALFS	42	48	20
ASI	$13	66	—
Total	$85	122	21
(f)     Reinsurance
The Company wholly-owns AZMO, a Special Purpose Life Reinsurance Captive Insurance Company domiciled in Missouri. The Company cedes to AZMO, and AZMO provides reinsurance on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. The total premium and associated reserve amounts ceded from the Company to AZMO for the years ended December 31, 2022, 2021, and 2020 were $3, $2, and $3, respectively. The Company recorded a ceding commission of $1 for 2022, 2021, and 2020, respectively. In addition, the Company recorded a deferred gain of $97 upon execution of the reinsurance agreement in 2009, of which $3, $3 and $2 was amortized in 2022, 2021, and 2020, respectively, and included in Commissions and expense allowances on reinsurance ceded on the Statutory Statements of Operations.
The Company has reinsurance recoverables and receivables related to reinsurance agreements with affiliated entities. Total affiliated reinsurance recoverables and receivables were $1 and $3 as of December 31, 2022 and 2021, respectively, and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(g)     Line of Credit Agreement
The Company has a line of credit agreement with its subsidiary, AZNY, to provide liquidity, as needed. The Company’s lending capacity under the agreement is limited to 5% of the general account admitted assets of AZNY as of the preceding year end. The Company provided $30 to AZNY under the terms of this agreement on May 10, 2022. The full amount was repaid on June 29, 2022. There was no outstanding balance under the line of credit agreement as of December 31, 2022 and 2021.
(16)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid

64 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $15, $13, and $13 in 2022, 2021, and 2020, respectively, toward the AAAP matching contributions and administration expenses.
A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $69 and $75 as of December 31, 2022 and 2021, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company can make discretionary contributions to the plan in the form and manner the Company determines reasonable. Discretionary contributions are currently determined based on production. The accrued liability of $50 and $65 as of December 31, 2022 and 2021, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees Restricted Stock Units (RSU) that are tied to Allianz SE stock. Allianz SE determines the number of RSU granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period, which includes the Company's estimate of the number of awards expected to be forfeited. A change in value of $8, $8, and $5 was recorded in 2022, 2021, and 2020, respectively, and is included in General and administrative expenses on the Statutory Statements of Operations. The related liability of $21 and $18 as of December 31, 2022 and 2021, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(17)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2022 and 2021, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations before net realized capital gain of the insurer for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $2,833 can be paid in 2023 without prior approval of the Department.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2022 and 2021.
(18)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, and LTC. The authority granted to the TPAs includes binding authority, claims payment, claims adjustment, underwriting, and premium

65 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

collection. Total premiums written by TPAs were $204, $136, and $148 for 2022, 2021, and 2020, respectively. For the years ended December 31, 2022, 2021, and 2020, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(19)    Capital Structure
The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized	Issued and outstanding	Par value, per share	Redemption and liquidation rights
Common stock	40,000,000	20,000,001	$1.00	None
Preferred stock:
Class A (consisting of Series A and B below)	200,000,000	18,903,484	$1.00	Designated by Board for each series issued
Class A, Series A	8,909,195	8,909,195	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class A, Series B	10,000,000	9,994,289	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
Class B	400,000,000	—	$1.00	Designated by Board for each series issued
Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See Note 1 for further discussion.
Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.
As discussed in Note 15 to these Statutory Financial Statements, the Company carried out various capital transactions with related parties during 2022, 2021, and 2020.
(20)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2022 and 2021, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2022, 2021, and 2020, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(21)    Commitments and Contingencies
The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, arising from the conduct of business, including three putative class action proceedings: Sanchez v. Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, BC594715), Small v. Allianz Life Ins. Co. of North America (United Stated District Court, Central District of California, Case No. 2:20-cv-01944-AB (KESx), and Small v Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, 22STCV17838). The Sanchez case was certified as a class; and the parties settled the matter and the settlement has been granted final approval by the Court. The two Small cases are related and have not been certified as class actions. The Company generally intends to vigorously contest the lawsuits, but may pursue settlement negotiations in some cases, if appropriate. The outcome of the cases is uncertain at this time, and there can be no assurance that such

66 of 67

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. The Company recognizes legal costs as incurred.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is and may become subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. Those unlimited guarantees are made on behalf of certain wholly owned subsidiaries (AZNY, AZMO, ALFS and Questar Capital Corporation, through its parent, Yorktown). These guarantees are not limited and cannot be estimated as of the balance sheet date. From time to time, the Company makes capital contributions to these subsidiaries as needed under the guarantees. Capital contributions made during the years ended December 31, 2022, 2021, and 2020 are detailed in Note 15.
The Company had investments in limited partnerships that required a commitment of capital of $446 and $274 for the years ended December 31, 2022 and 2021, respectively. The Company had commitments to fund private placement investments of $1,889 and $612 as of December 31, 2022 and 2021, respectively.
(22)    Subsequent Events
The Company has evaluated subsequent events through April 7, 2023, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2022 that require adjustment to the Statutory Financial Statements.
In March 2023, the Company made a capital contribution of $30 to Allianz Life Insurance Company of New York and paid a cash dividend of $175 to AZOA.

67 of 67

For Service or More Information
The Form N-4 Statement of Additional Information (SAI) contains additional information about the Contract, Allianz Life, and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. This prospectus and the SAI can be found online at allianzlife.com/prospectuses. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to contact.us@allianzlife.com.
The SEC maintains a website sec.gov. The prospectus, the Form N-4 SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Our Service Center
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send applications and/or a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
To send applications and/or a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
REGULAR MAIL
Allianz Life Insurance Company of North America P.O. Box 59060 Minneapolis MN 55459-0060

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis MN 55416-1297

Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 5701 Golden Hills Drive address listed above, which may delay processing.
For general customer service by email, please use this address: contact.us@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
Until May 1, 2024, all dealers that effect transactions in these securities may be required to deliver a prospectus.
EDGAR Contract ID No.: C000178978

Allianz Index Advantage NF® Variable Annuity Prospectus – May 1, 2023
 Back Cover

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ Index Advantage NF® VARIABLE ANNUITY contract
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE and index-linked  DEFERRED ANNUITY CONTRACT
Issued by
Allianz Life Variable Account B (the Separate Account) and
Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Contract’s prospectus, dated May 1, 2023. Definitions of capitalized terms can be found in the glossary of the prospectus.
The prospectus contains important information about the Contract and Allianz Life that you ought to know before investing. For a copy of the Contract’s prospectus, visit allianzlife.com/prospectuses, send an email request to contact.us@allianzlife.com, or call or write us at:
Allianz Life Insurance Company of North America
P. O. Box 59060
Minneapolis MN 55459-0060
(800) 624-0197
Dated: May 1, 2023
IANFSAI-0523

TABLE OF CONTENTS

Allianz Life as Custodian	3
Legal Opinions	3
Distributor	3
Administrative Service Fees	3
Annuity Payments	3
Annuity Payment Options	4
Appendix A – Death of the Owner and/or Annuitant	5

Allianz Index Advantage NF® Statement of Additional Information – May 1, 2023
 2

Allianz Life as Custodian
Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

Legal Opinions
Erik T. Nelson, Associate General Counsel, Senior Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
The Contracts, which are offered continuously, are distributed by Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the contracts.
ALFS sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 595 retail broker/dealers to sell its contracts.
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 64 broker-dealer firms. These payments vary in amount. In 2022, the five firms receiving the largest payments, ranging from $960,314.28 to $12,002,640.70 are listed below.
Firm Name
LPL Financial
Wells Fargo Advisors LLC – Wealth (ISG)
Royal Alliance
Wells Fargo Advisors LLC (PCG)
Park Avenue Securities

Administrative Service Fees
Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 12, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2020	$1,737,100
2021	$2,112,265
2022	$2,015,485

Annuity Payments
We base Annuity Payments on the Contract Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. The Contract Value you apply to Annuity Payments is placed in our general account and does not participate in the Variable Options’ performance. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.
•
Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and the end of the guaranteed period.

Allianz Index Advantage NF® Statement of Additional Information – May 1, 2023
 3

•
Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
•
When the Contract ends.
Annuity Payment Options
The Annuity Payment Options are briefly described in prospectus section 8 – The Annuity Phase, and we included additional information that you may find helpful here.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the last surviving joint Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.

Allianz Index Advantage NF® Statement of Additional Information – May 1, 2023
 4

Appendix A – Death of the Owner and/or Annuitant
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• If this is an Inherited IRA Contract the Beneficiary can either:
– continue to receive RMD payments based on the
remaining life expectancy of the deceased Owner and the
Contract Value as of the Business Day we receive a Valid
Claim, until ten years after the Owner’s death at which
time we make a lump sum payment, or
– receive a lump sum payment of the Contract Value as of
the Business Day we receive a Valid Claim.
• We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the
Contract. For a description of the death benefit and payout
options, see prospectus section 10, Death Benefit - Death
Benefit Payment Options During the Accumulation Phase.
• If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse’s death, his or her
Beneficiary(s) receives the Contract Value.
• If the deceased Owner was not the Determining Life the
Traditional Death Benefit or Maximum Anniversary Value
Death Benefit ends and the Beneficiary(s) receive the
Contract Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option,
the Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the
guaranteed period ends.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
• If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.
• For a Qualified Contract, the Annuity Payments must end ten years after the Owner’s death.

Allianz Index Advantage NF® Statement of Additional Information – May 1, 2023
Appendix A
 5

UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent
Beneficiaries.
• We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract.
For a description of the death benefit and payout options, see prospectus section 10, Death Benefit - Death Benefit
Payment Options During the Accumulation Phase.
• If the deceased Joint Owner was a Determining Life and the surviving spouse/Joint Owner continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse/Joint Owner becomes the new
Owner,
– the Accumulation Phase continues, and
– upon the surviving spouse/Joint Owner’s death, his or her
Beneficiary(s) receives the Contract Value.
• If the deceased Joint Owner was not a Determining Life the
Traditional Death Benefit or Maximum Anniversary Value
Death Benefit ends and the Beneficiary(s) receive the
Contract Value.

• If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes
the sole Owner.
• If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the
guaranteed period ends.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
– For more information on Annuity Options, please see
section 8.
• If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.

UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• If the deceased Annuitant was not an Owner, and the
Contract is owned only by an individual(s), we do not pay a
death benefit. The Owner can name a new Annuitant subject
to our approval.
• If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the “Upon the Death of a Sole Owner”
table. If the Contract is continued by a surviving spouse, the new surviving spouse Owner can name a new Annuitant
subject to our approval.
• If the deceased Annuitant was a Joint Owner, we pay a death benefit as discussed in the “Upon the Death of a Joint Owner”
table. If the Contract is continued by a surviving Joint Owner who is also a surviving spouse, the surviving spouse Joint
Owner can name a new Annuitant subject to our approval.
• If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we
pay a death benefit as discussed in the “Upon the Death of a
Sole Owner” table. NOTE: For non-individually owned
Contracts, spousal continuation is only available if the
Contract is Qualified, owned by a qualified plan or a
custodian, and the surviving spouse is named as the
sole primary beneficiary under the qualified plan or
custodial account.

• No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end.
– Annuity Option 2 or 4, payments end when the
guaranteed period ends.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new sole Owner.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

Allianz Index Advantage NF® Statement of Additional Information – May 1, 2023
Appendix A
 6

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
• Only Annuity Options 3 and 4 allow joint Annuitants. Under
Annuity Options 3 and 4, Annuity Payments to the Payee
continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining guaranteed
period of time.

• No death benefit is payable.
• If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new Owner.
– If we are still required to make Annuity Payments under
the selected Annuity Option and the deceased was a
Joint Owner, the surviving Joint Owner becomes the sole
Owner.

Allianz Index Advantage NF® Statement of Additional Information – May 1, 2023
Appendix A
 7

PART C – OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	1.	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registrant’s initial filing on Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.

	2.	Resolution of Board of Directors of the Company authorizing registration of the Allianz Index Advantage annuity and establishment of a new separate account, dated December 11, 2012, incorporated by reference as exhibit EX-99.B1. from Registrant’s initial filing on Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on January 3, 2013.

(b)	Not Applicable

(c)	1.	Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3.a. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996.
(North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

	2.	Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

	3.	The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from Registrant’s initial filing on Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on May 19, 2006.The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

(d)	1.	Individual Variable Annuity Contract-L40538-NF, incorporated by reference as exhibit EX-99.B4.a. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-215105 and 811-05618), electronically filed on April 14, 2017.

	2.	Contract Schedule Page-S40875-NF, incorporated by reference as exhibit EX-99.B4.b. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-215105 and 811-05618), electronically filed on April 14, 2017.

	3.	Contract Schedule Page, Index Options-S40877-NF, incorporated by reference as exhibit EX-99.B4.c. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-215105 and 811-05618), electronically filed on April 17, 2014.

	4.	Index Options Contract Schedule-Index Protection Strategy Rider- S40895-NF-01, incorporated by reference as exhibit EX-99.B4.d. from Post-Effective Amendment No. 5 to Registrant’s Form N-4 (File Nos. 333-215105 and 811-05618), electronically filed on April 17, 2018.

	5.	Index Options Contract Schedule-S40877-NF-02, incorporated by reference as exhibit EX-99.B4.e. from Post-Effective Amendment No. 6 to Registrant’s Form N-4 (File Nos. 333-215105 and 811-05618), electronically filed on April 16, 2019.

6.

Index Options Contract Schedule Addendum—S40877-NF-ADD-02, incorporated by reference as exhibit EX-99.B4.f. from Post-Effective Amendment No. 6 to Registrant’s Form N-4 (File Nos. 333-215105 and 811-05618), electronically filed on April 16, 2019.

	7.	Index Options Contract Schedule Page, S40877-NF-04, incorporated by reference as exhibit 4(c)(ii) from from Post-Effective Amendment No. 6 to Form S-1 (File No. 333-215103), electronically filed on January 22, 2020.

	8.	Index Performance Strategy Rider-S40878 incorporated by reference as exhibit EX-99.B4.c. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 17, 2013.

	9.	Index Performance Strategy Rider-S40878-02, incorporated by reference as exhibit EX-99.B4.e. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 13, 2017.

	10.	Index Protection Strategy Rider-S40879 incorporated by reference as exhibit EX-99.B4.d. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 17, 2013.

	11.	Index Guard Strategy Rider-S40889 incorporated by reference as exhibit EX-99.B4.f. from Post-Effective Amendment No. 5 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on December 8, 2014.

	12.	Index Guard Strategy Rider-S40889-01, incorporated by reference as exhibit EX-99.B4.h. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 13, 2017.

	13.	Index Precision Strategy Rider-S40891, incorporated by reference as exhibit EX-99.B4.i. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 13, 2017.

	14.	Traditional Death Benefit Rider-S40880 incorporated by reference as exhibit EX-99.B4.e. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 17, 2013.

	15.	Maximum Anniversary Value Death Benefit rider - S40897-NF and S40898-NF MAVDB Rider CS incorporated by reference as exhibit EX-99.B4.k. from Post-Effective Amendment No. 2 to Registrant’s Form N-4 (File Nos. 333-215105 and 811-05618), electronically filed on December 15, 2017.

	16.	Inherited IRA/Roth IRA Endorsement-S40713 incorporated by reference as exhibit EX-99.B4.q. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

	17.	Roth IRA Endorsement-S40342 incorporated by reference as exhibit EX-99.B4.l. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

	18.	Waiver of Withdrawal Charge Rider-S40749 incorporated by reference as exhibit EX-99.B4.f. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 9, 2007.

	19.	IRA Endorsement-S40014 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

	20.	Unisex Endorsement-(S20146) incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

	21.	Pension Plan and Profit Sharing Plan Endorsement-S20205 incorporated by reference as exhibit EX-99.B4.i. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

(e)	1	Application for Ind. Var. Annuity Contract-IXA-APP-02-NF_0419, incorporated by reference as exhibit EX-99.B5.a. from Post-Effective Amendment No. 6 to Registrant’s Form N-4 (File Nos. 333-213127 and 811-05618), electronically filed on April 16, 2019.

(f)	1.	The Restated Articles of Incorporation of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.i. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

	2.	The Restated Bylaws of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.ii. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

(g)		Not Applicable

(h)		Not Applicable

(i)	1.	Master Professional Services Agreement effective January 1, 2020 between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited, incorporated by reference as exhibit 27(i)(1). from Post-Effective Amendment No. 23 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 15, 2022.

		2.	BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(2). from Post-Effective Amendment No. 23 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 15, 2022.
		3.	Attachment 2-F to BPO Schedule 2 of the BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(3). from Post-Effective Amendment No. 23 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 15, 2022.
(j)		Not Applicable
(k)*		Opinion and Consent of Counsel
(l)*		Consent of Independent Registered Public Accounting Firms
(m)		Not Applicable
(n)		Not Applicable
(o)		Not Applicable
(p)		Powers of Attorney incorporated by reference as exhibit 27(p) from Initial Filing to Registrant’s Form N-4 (File Nos. 333-268962 and 811-05618), electronically filed on December 22, 2022.

	*	Filed herewith
*	*	To be filed by amendment

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless noted otherwise, all officers and directors have the following principal business address:

5701 Golden Hills Drive

Minneapolis, MN 55416-1297

The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Jasmine M. Jirele	Director, President, and Chief Executive Officer
Andreas G. Wimmer Allianz SE Königinstraße 28 80802 München, Germany	Director and Board Chair
William E. Gaumond	Director, Senior Vice President, Chief Financial Officer, and Treasurer
Eric J. Thomes	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Gretchen Cepek	Senior Vice President, General Counsel, and Secretary
Jean-Roch P.F. Sibille	Senior Vice President, Chief Investment Officer
Rebecca A. Wysocki	Vice President, Controller and Assistant Treasurer
Jenny L. Guldseth	Senior Vice President, Chief Human Resources Officer
Emmanuelle Thommerot	Senior Vice President, Chief Marketing and Growth Officer
Karim Akhaven-Hezavei	Senior Vice President, Chief Operating Officer
Walter R. White	Director
Udo Frank	Director
Kevin E. Walker	Director
Howard E. Woolley	Director

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Insurance Company organizational chart is filled herewith.

ITEM 30. INDEMNIFICATION

Indemnification provision, as required by the ’33 Act, Rule 484

The Bylaws of the Insurance Company provide:

ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

SECTION 1. RIGHT TO INDEMNIFICATION:

(a)

Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an “Indemnified Person”) who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

(i)	a director of the Corporation; or
(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)

serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an “Outside Organization”).

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)

for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)

for acts or omissions that show a reckless disregard for the Indemnified Person’s duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person’s duties, of the risk of serious injury to the Corporation or its shareholders;

(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person’s duties to the Corporation or its shareholders;
(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)

in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:

(a)

Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)

Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys’ fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)

Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:

(a)	“Corporation” for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)

“Proceeding” shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)

“Professional Services” shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:

Allianz Life Variable Account A

Allianz Life of NY Variable Account C

Allianz Funds

The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:

5701 Golden Hills Drive

Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Corey Walther	Governor and President
Eric J. Thomes	Governor, Chief Executive Officer, and Chief Manager
William E. Gaumond	Governor
Amy K. Borden	Chief Financial Officer and Treasurer
Matthew C. Dian	Vice President, Chief Compliance Officer
Heather L. Kelly	Executive Vice President, Head of Advisory & Strategic Accounts
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary
Nicole D. Van Walbeek	Assistant Secretary

For the period 1-1-2022 to 12-31-2022

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$371,545,470.24	$0	$0	$0

The $371,545,470.24 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Incorporated by reference as Item B3 on form NCEN, filed by the Registrant on March 15, 2023.

ITEM 33. MANAGEMENT SERVICES

Not Applicable

ITEM 34. FEE REPRESENTATIONS

Allianz Life Insurance Company of North America (“Company”) hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1.

Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.

Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.

Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 19th day of April, 2023.

ALLIANZ LIFE VARIABLE ACCOUNT B

(Registrant)

By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: /s/ ERIK T. NELSON

Erik T. Nelson

Associate General Counsel, Senior Counsel

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: JASMINE M. JIRELE (1)

Jasmine M. Jirele

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 19th day of April, 2023.

Signature	Title
Jasmine M. Jirele (1)	Director, President & Chief Executive Officer
Andreas G. Wimmer (1)	Director and Board Chair
William E. Gaumond(1)	Director, Senior Vice President, Chief Financial Officer and Treasurer (principal accounting officer)
Howard E. Woolley(1)	Director
Udo Frank(1)	Director
Kevin E. Walker(1)	Director
Walter R. White(1)	Director

(1)	By Power of Attorney incorporated by reference as exhibit 27(p).

By: /s/ ERIK T. NELSON

Erik T. Nelson

Associate General Counsel, Senior Counsel

EXHIBITS TO

POST-EFFECTIVE AMENDMENT NO. 10

TO

FORM N-4

(FILE NOS. 333-215105 AND 811-05618)

ALLIANZ LIFE VARIABLE ACCOUNT B

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

INDEX TO EXHIBITS
27(k)	Opinion and Consent of Counsel
27(l)	Consent of Independent Registered Public Accounting Firms
29	Insurance Company Organizational Chart